485BPOS		FILE NOS. 333-171427
ALLIANZ VISION (POS)		811-05618
		CLASS I.D. C000098186
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO.	33	X
AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO.	558	X

(CHECK APPROPRIATE BOX OR BOXES.)
ALLIANZ LIFE VARIABLE ACCOUNT B
(EXACT NAME OF REGISTRANT)

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
(NAME OF DEPOSITOR)

5701 GOLDEN HILLS DRIVE, MINNEAPOLIS, MN 55416-1297
(ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(763) 765-2913
(DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

STEWART D. GREGG, SENIOR SECURITIES COUNSEL
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
5701 GOLDEN HILLS DRIVE
MINNEAPOLIS, MN 55416-1297
(NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK THE APPROPRIATE BOX):
IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485
ON (DATE) PURSUANT TO PARAGRAPH (B) OF RULE 485
X		60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1) OF RULE 485
ON (DATE) PURSUANT TO PARAGRAPH (A)(1) OF RULE 485
IF APPROPRIATE, CHECK THE FOLLOWING:
THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.
APPROXIMATE DATE OF THE PROPOSED PUBLIC OFFERING: __________________
TITLES OF SECURITIES BEING REGISTERED: INDIVIDUAL FLEXIBLE PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACTS

Pursuant to Commission Rule 429 of the Securities Act of 1933, the combined prospectus contained in the Registration Statement also relates to securities registered on Form N-4 Registration Statement Nos. 333-139701 and 811-05618 filed on April 26, 2021. All applicable filing fees have been paid.

PART A – PROSPECTUS

ALLIANZ VISIONSM VARIABLE ANNUITY CONTRACT issued on or prior to April 26, 2013

Issued by Allianz Life® Variable Account B and Allianz Life Insurance Company of North America

The variable annuity described in this prospectus is an individual flexible purchase payment variable deferred annuity contract (Contract) issued by Allianz Life Insurance Company of North America (Allianz Life, we, us, our). This prospectus describes the Contract between you, the Owner, and Allianz Life.

THE CONTRACT IS NO LONGER OFFERED FOR SALE TO NEW INVESTORS.
We continue to administer the in force Contracts. For Contracts issued before August 17, 2009, we no longer accept additional Purchase Payments unless your Contract was issued in Connecticut, Florida, or New Jersey.

This prospectus describes two different versions of the Contract. “Version A” Contracts were issued on or prior to April 29, 2011. “Version B” Contracts were issued from May 2, 2011 through April 26, 2013. Version A Contracts and Version B Contracts were offered with different optional benefits. This prospectus also describes the four different Contract classes that we offered for Version A and/or Version B Contracts: “Base Option,” “Bonus Option,” “Short Withdrawal Charge Option,” and “No Withdrawal Charge Option.” If you did not elect the Bonus Option, Short Withdrawal Charge Option, or No Withdrawal Charge Option when you purchased the Contract, you have a Base Option Contract. The classes have different fees and expenses (including withdrawal charges and annual charges) and may have different features.

Owners of Bonus Option Contracts may receive a 6% bonus on the money they put into the Contract, subject to a three-year vesting schedule. Bonus annuity contracts generally have higher charges than contracts without a bonus. The higher charges associated with a Bonus Option Contract may more than offset any bonus amounts.

If you have an investment adviser and choose to pay the adviser fees from this Contract, the deduction of the adviser fees is in addition to this Contract’s fees and expenses and may be subject to withdrawal charges and may reduce or even end Contract benefits, and may be subject to federal and state income taxes, including a 10% additional federal tax.

All guarantees under the Contract are the obligations of Allianz Life and are subject to our claims paying ability and financial strength.

Please read this prospectus before investing and keep it for future reference. This prospectus describes all material rights and obligations of purchasers under the Contract. This prospectus contains important information about the Contract and Allianz Life that you ought to know before investing, including material state variations. This prospectus is not an offer to sell the securities, and it is not soliciting an offer to buy the securities, in any state where offers or sales are not permitted. You should rely only on the information contained in this prospectus. We have not authorized anyone to give you different information.

This prospectus is not intended to constitute a suitability recommendation or fiduciary advice.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities & Exchange Commission’s (SEC) staff and is available at Investor.gov.

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal. Be sure to ask your financial professional (the person who advises you regarding the Contract) about the Contract’s features, benefits, risks, and fees, and whether the Contract is appropriate for you based upon your financial situation and objectives.

Dated: [MMDD], 2022

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

Glossary		4
1.	Important Information You Should Consider About the Contract	9
2.	Overview of the Contract	12
	Purpose of the Contract	12
	Phases of the Contract	12
	Contract Features	12
3.	Fee Tables	15
	Transaction Expenses	15
	Annual Contract Expenses	16
	Annual Investment Option Expenses	16
	Example	17
4.	Principal Risks of Investing in the Contract	18
5.	The Variable Annuity Contract	22
	Summary of Contract Versions, Contract Classes, and Optional Benefits That Were Offered	22
	When the Contract Phases Ends	24
	When the Contract Ends	24
6.	Owners, Annuitants, and Other Specified Persons	24
	Owner	24
	Joint Owners	24
	Annuitant	24
	Beneficiary	25
	Covered Person(s) for Income Protector and Income Focus	25
	Covered Person(s) for the Lifetime Benefits	26
	Payee	27
	Assignments, Changes of Ownership and Other Transfers of Contract Rights	28
7.	Purchase Payments	28
	Purchase Payment Requirements	28
	Allocation of Purchase Payments	29
	Automatic Investment Plan (AIP)	29
	Dollar Cost Averaging (DCA) Program	29
8.	Valuing Your Contract	30
	Accumulation Units	30
	Computing Contract Value and Bonus Value	31
9.	Investment Options	31
	Substitution and Limitation on Further Investments	32
	Transfers Between Investment Options	32
	Electronic Investment Option Transfer and Allocation Instructions	32
	Excessive Trading and Market Timing	33
	Flexible Rebalancing Program	35
	Financial Adviser Fees	35
	Voting Privileges	35
10.	Our General Account	36
11.	Expenses	36
	Mortality and Expense Risk (M&E) Charge (Base Contract Expenses)	36
	Optional Benefit Additional M&E Charge	37
	Optional Living Benefit Rider Charges	38
	Contract Maintenance Charge (Administrative Expenses)	40
	Withdrawal Charge	41
	Transfer Fee	42
	Premium Tax	43
	Income Tax	43
	Investment Option Expenses	43
12.	Access to Your Money	43
	Free Withdrawal Privilege	44
	Systematic Withdrawal Program	45
	Minimum Distribution Program and Required Minimum Distribution (RMD) Payments	45
	Waiver of Withdrawal Charge Benefit	45
	Suspension of Payments or Transfers	45
13.	The Annuity Phase	46
	Calculating Your Annuity Payments	46
	Variable or Fixed Annuity Payments	46
	Annuity Payment Options	46
	When Annuity Payments Begin	47
	Partial Annuitization	48
14.	Benefits Available Under the Contract	49
15.	Death Benefit	54
	Traditional Death Benefit (Standard Death Benefit)	55
	Quarterly Value Death Benefit (Optional Death Benefit)	55
	Death of the Owner and/or Annuitant	56
	Death Benefit Payment Options During the Accumulation Phase	56
16	Income Protector	57
	Removing Income Protector	57
	Lifetime Plus Payment Overview	58
	Benefit Base	60
	Quarterly Anniversary Value	61
	Annual Increase	61
	Requesting Lifetime Plus Payments	62
	Calculating Your Lifetime Plus Payments	63
	Automatic Annual Lifetime Plus Payment Increases	64
	Taxation of Lifetime Plus Payments	64
	Charge Lock Option	64
	When Income Protector Ends	66
17	Additional Information About Bonus Option Contracts	67
18.	Taxes	67
	Qualified and Non-Qualified Contracts	67
	Taxation of Annuity Contracts	68
	Taxation of Lifetime Payments	68
	Tax-Free Section 1035 Exchanges	69

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

19.	Other Information	69
	Allianz Life	69
	The Separate Account	69
	Distribution	70
	Additional Credits for Certain Groups	71
	Administration/Allianz Service Center	71
	Legal Proceedings	71
	Financial Statements	71
20.	Privacy Notice	72
Appendix A – Investment Options Available Under the Contract		74
Appendix B – Investment Restrictions For Optional Benefits		79
Income Protector		79
Income Focus		80
Lifetime Benefits		81
Investment Protector		82
Target Date Benefits		86
Appendix C – Effects of Partial Withdrawals and Lifetime Payments on the Values Available Under the Contract		88
Appendix D – Lifetime Benefits		90
	Removing a Lifetime Benefit	90
	Lifetime Plus Payment Overview	91
	Benefit Base	91
	Quarterly Anniversary Value	92
	Lifetime Plus Benefit and Lifetime Plus II Benefit Value Differences	92
	5% Annual Increase and Enhanced 5% Annual Increase	92
	Enhanced 10-Year Value	93
	Manual Resets Under Lifetime Plus Benefit	94
	Automatic Resets Under Lifetime Plus II Benefit	94
	Lifetime Plus 10 Benefit’s 10% Annual Increase	95
	Requesting Lifetime Plus Payments	95
	Calculating Your Lifetime Plus Payments	97
	Automatic Annual Lifetime Plus Payment Increases	98
	When a Lifetime Benefit Ends	99
Appendix E – Target Date Benefits		100
	Removing a Target Date Benefit	100
	Target Value Dates	100
	Target Value	101
	Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing	102
	When a Target Date Benefit Ends	105
Appendix F – Income Focus	106
Removing Income Focus	106
Income Focus Payment Overview	106
Total Income Value	107
Income Values	107
Income Value Percentages and Performance Increases	108
Requesting Income Focus Payments	108
Calculating Your Income Focus Payments	109
Taxation of Income Focus Payments	110
Charge Lock Option	111
When Income Focus Ends	112
Appendix G – Investment Protector	113
Removing Investment Protector	113
Target Value Dates	113
Target Value	114
Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing	115
When Investment Protector Ends	120
Appendix H – Charge Lock Option Examples	121
Income Protector	121
Income Focus	121
Appendix I – Material Contract Variations by State and Issue Date	122
Closed Investment Options	122
Material State Contract Variations	122
For Service or More Information	129
Our Service Center	129

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

GLOSSARY

This prospectus is written in plain English. However, there are some technical words or terms that are capitalized and are used as defined terms throughout the prospectus. For your convenience, we included this glossary to define these terms.

5% Annual Increase – an amount used to determine the Benefit Base under the Lifetime Plus Benefit.

10% Annual Increase – an amount used to determine the Benefit Base under the Lifetime Plus 10 Benefit.

Accumulation Phase – the initial phase of your Contract before you apply your total Contract Value to Annuity Payments. The Accumulation Phase begins on the Issue Date and may occur at the same time as the Annuity Phase if you take Partial Annuitizations.

Additional Required Benefit – an additional optional benefit you may have been required to elect if you elected the Quarterly Value Death Benefit version 2 or version 3. Additional Required Benefits include one of the Lifetime Benefits, Target Date Benefits, Income Focus, Investment Protector, or Income Protector.

Annual Increase – an amount used to determine the Benefit Base under Income Protector before Lifetime Plus Payments begin. If selected at issue, it was initially equal to total Purchase Payments adjusted for withdrawals plus a quarterly simple interest increase. If selected after issue, it was initially equal to Contract Value determined at the end of the last Business Day before the Rider Effective Date adjusted for subsequent withdrawals and Purchase Payments plus a quarterly simple interest increase. On Quarterly Anniversaries this value is reset to equal the current Contract Value if greater, and we apply future quarterly simple interest to this reset value.

Annual Increase Percentage – the simple interest increase we apply quarterly to the Annual Increase under Income Protector. This prospectus includes historical Annual Increase Percentage rates for all versions of Income Protector.

Annuitant – the individual upon whose life we base the Annuity Payments. Subject to our approval, you designate the Annuitant and can add a joint Annuitant for the Annuity Phase if you take a Full Annuitization. There are restrictions on who can become an Annuitant.

Annuity Options – the annuity income options available to you under the Contract.

Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.

Annuity Phase – the phase the Contract is in once Annuity Payments begin. This may occur at the same time as the Accumulation Phase if you apply part of your Contract Value to a Partial Annuitization.

Base Option –if you did not elect the Bonus Option, Short Withdrawal Charge Option, or No Withdrawal Charge Option when you purchased the Contract, you have a Base Option Contract.

Beneficiary – unless otherwise required by the Contract, the person(s) or entity the Owner designates to receive any death benefit.

Benefit Anniversary – a twelve-month anniversary of the Benefit Date, or any subsequent twelve-month Benefit Anniversary under Income Protector or Income Focus.

Benefit Base – the amount we use to determine the initial annual maximum Lifetime Plus Payment under Income Protector or under the Lifetime Benefits.

Benefit Date – the date you begin receiving Lifetime Plus Payments under Income Protector or under the Lifetime Benefits, or Income Focus Payments under Income Focus.

Benefit Year – any period of twelve months beginning on the Benefit Date, or on a subsequent Benefit Anniversary under Income Protector, or under the Lifetime Benefits, or under Income Focus.

Bonus Option – a Contract class that provides a 6% bonus on Purchase Payments we receive before the older Owner reaches age 81 subject to a three-year vesting schedule. A Bonus Option Contract has an additional mortality and expense risk (M&E) charge and a higher and longer withdrawal charge schedule compared to other Contract classes. The higher charges associated with a Bonus Option Contract may more than offset any bonus amounts.

Bonus Value – if you have Bonus Option, the total Contract Value plus any unvested bonus amounts.

Business Day – each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

Charge Lock Date – this is the date after which your Income Protector or Income Focus rider charge does not change.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

Charge Lock Option – a rider that may be available to you if you have Income Protector or Income Focus and we increase your benefit’s rider charge. The Charge Lock Option rider allows you to keep your benefit at the current rider charge, but with reduced guaranteed values and payments, and no opportunity for future payment increases.
Contract – the individual flexible purchase payment variable deferred annuity contract described by this prospectus.

Contract Anniversary – a twelve-month anniversary of the Issue Date or any subsequent twelve-month Contract Anniversary.

Contract Value – on any Business Day, the sum of the values in your selected Investment Options. The Contract Value reflects the deduction of any contract maintenance charge, transfer fee, M&E charge and rider charge, but does not reflect the deduction of any withdrawal charge. It does not include amounts applied to a Partial Annuitization. If you have the Bonus Option, Contract Value includes only vested bonus amounts; it does not include unvested bonus amounts.

Contract Year – any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary.

Covered Person(s) – the person(s) upon whose age and lifetime(s) we base Lifetime Plus Payments under Income Protector or Income Focus Payments under Income Focus, or under the Lifetime Benefits. There are restrictions on who can become a Covered Person.

Cumulative Withdrawal – while you are receiving Lifetime Plus Payments under the Lifetime Benefits, this is the portion of a withdrawal that is less than or equal to your Cumulative Withdrawal Value.

Cumulative Withdrawal Benefit – a benefit under the Lifetime Benefits that allows you to control the amount of Lifetime Plus Payments you receive.

Cumulative Withdrawal Value – under the Lifetime Benefits, if you take less than the maximum Lifetime Plus Payment that you are entitled to, we add the difference between the annual maximum and annual actual Lifetime Plus Payment to the Cumulative Withdrawal Value.

Earliest Anniversary – the earliest available initial Target Value Date that you can select under Investment Protector. In the Contract the Earliest Anniversary is called the Earliest Target Value Anniversary. This prospectus also includes historical Earliest Anniversary rates for all versions of Investment Protector.

Enhanced 5% Annual Increase – an amount used to determine the Benefit Base under the Lifetime Plus II Benefit.

Enhanced 10-Year Value – an amount used to determine the Benefit Base under the Lifetime Plus Benefit or Lifetime Plus II Benefit.

Excess Withdrawal – if you have Income Protector or Income Focus, the amount of any withdrawal you take while you are receiving Lifetime Plus Payments or Income Focus Payments that, when added to other withdrawals taken during the Benefit Year and your annual actual payment, is greater than your annual maximum permitted payment. Excess Withdrawals reduce your Contract Value and any guaranteed values, and may end your Contract. If you have one of the Lifetime Benefits, an Excess Withdrawal is any portion of a withdrawal you take on or after the Benefit Date that is greater than your Cumulative Withdrawal Value.
Financial Professional – the person who advises you regarding the Contract.

Full Annuitization – the application of the total Contract Value to Annuity Payments.

Future Anniversary – the number of Rider Anniversaries that occur between the initial Target Value Date and each subsequent Target Value Date under Investment Protector. This prospectus includes historical Future Anniversary rates for all versions of Investment Protector.

Good Order – a request is in “Good Order” if it contains all of the information we require to process the request. If we require information to be provided in writing, “Good Order” also includes providing information on the correct form, with any required certifications, guarantees and/or signatures, and received at our Service Center after delivery to the correct mailing, email, or website address, which are all listed at the back of this prospectus. If you have questions about the information we require, or whether you can submit certain information by fax, email or over the web, please contact our Service Center. If you send information by email or upload it to our website, we send you a confirmation number that includes the date and time we received your information.

Guarantee Percentage – a percentage we use to calculate the Target Value under Investment Protector. This prospectus includes historical Guarantee Percentage rates for all versions of Investment Protector.

Guarantee Years – the maximum number of years that you can receive simple interest increases under the Annual Increase for Income Protector. This prospectus includes historical Guarantee Years for all versions of Income Protector.

Highest Annual Increase – an amount used to determine the Benefit Base under the Lifetime Plus II Benefit.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

Income Date – the date we begin making Annuity Payments to the Payee from the Contract. Because the Contract allows for Partial Annuitizations, there may be multiple Income Dates.

Income Focus – an optional benefit that has an additional rider charge and is intended to provide a payment stream for life in the form of partial withdrawals. Income Focus provides no payment until the younger Covered Person is at least age 60.

Income Focus Payment – the guaranteed lifetime income payment we make to you under Income Focus. The annual maximum Income Focus Payment is equal to the sum of all Income Values multiplied by their associated Income Value Percentages.

Income Protector – an optional benefit that has an additional rider charge and is intended to provide a payment stream for life in the form of partial withdrawals. Income Protector provides no payment until the younger Covered Person is at least age 65 for Income Protector (08.09), or age 60 for all other versions of Income Protector.

Income Value(s) – if you have Income Focus, we establish an Income Value for all Purchase Payments received in a specific time period that have the same associated Income Value Percentage. We adjust each Income Value for subsequent withdrawals. A single Contract may have multiple Income Values. We use Income Value(s) to calculate the annual maximum Income Focus Payment.

Income Value Percentage(s) – a percentage we apply to each Income Value to determine the annual maximum Income Focus Payment under Income Focus. We establish a separate Income Value Percentage for each Income Value. Each Income Value Percentage can potentially increase by 1% each year if your Contract Value increases.

Increase Base – an amount we use to determine the Annual Increase under Income Protector. If selected at issue, it was initially equal to total Purchase Payments adjusted for withdrawals. If selected after issue, it was initially equal to Contract Value determined at the end of the last Business Day before the Rider Effective Date adjusted for subsequent withdrawals and Purchase Payments plus a quarterly simple interest increase. On Quarterly Anniversaries, if we reset the Annual Increase to equal the current Contract Value, we also reset the Increase Base to equal the current Contract Value.

Investment Options – the variable investments available to you under the Contract. Investment Option performance is based on the securities in which they invest.

Investment Protector – an optional benefit that has an additional rider charge and is intended to provide a level of protection for your principal and any annual investment gains on a specific date in the future.

Issue Date – the date shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.

Joint Owners – two Owners who own a Contract.

Last Increase Date – if you have Income Protector and select the Charge Lock Option rider, this is the date after which you no longer receive automatic increases to your guaranteed values and payments.

Last Performance Increase Date – if you have Income Focus and select the Charge Lock Option rider, this is the date after which your Income Value Percentages no longer receive Performance Increases.

Lifetime Plus Benefit, Lifetime Plus II Benefit, Lifetime Plus 10 Benefit – optional benefits that have an additional M&E charge and were intended to provide a payment stream for life in the form of partial withdrawals.

Lifetime Plus Payment – the guaranteed lifetime income payment we make to you based on the Benefit Base under Income Protector or the Lifetime Benefits.

Non-Qualified Contract – a Contract that is not purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Internal Revenue Code.

No Withdrawal Charge Option – a Contract class that has an additional M&E charge and no withdrawal charges.

Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.

Partial Annuitization – the application of only part of the Contract Value to Annuity Payments.

Payee – the person or entity who receives Annuity Payments during the Annuity Phase.

Payment Percentages – a percentage we use to calculate the annual maximum Lifetime Plus Payment under Income Protector. This prospectus also includes historical Payment Percentages tables for all versions of Income Protector.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

Performance Increase – a 1% annual increase to each Income Value Percentage under Income Focus if your annual Contract Value increases. A Performance Increase occurs for an Income Value Percentage only if it is associated with an Income Value we have had for at least one full Rider Year.

Purchase Payment – the money you put into the Contract.

Qualified Contract – a Contract purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Internal Revenue Code (for example, 401(a) and 401(k) plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA or 403(b) contracts).

Quarterly Anniversary – the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Anniversary.

Quarterly Anniversary Value – the highest Contract Value on any Quarterly Anniversary before age 91, adjusted for subsequent Purchase Payments and withdrawals, used to determine Income Protector’s Benefit Base and the Quarterly Value Death Benefit.

Quarterly Value Death Benefit – an optional benefit that has an additional M&E charge and was intended to provide an increased death benefit. Quarterly Value Death Benefit version 2 and version 3 required selection of an Additional Required Benefit.

Rider Anniversary – a period of twelve months beginning on the Rider Effective Date or any subsequent Rider Anniversary if you have Income Protector, Income Focus or Investment Protector.

Rider Anniversary Value – the highest Contract Value on any Rider Anniversary, adjusted for subsequent Purchase Payments and withdrawals, used to determine Investment Protector’s Target Value.

Rider Effective Date – the date shown on the Contract that starts the first Rider Year if you have Income Protector, Income Focus or Investment Protector. Rider Anniversaries and Rider Years are measured from the Rider Effective Date.

Rider Year – any period of twelve months beginning on the Rider Effective Date or a subsequent Rider Anniversary if you have Income Protector, Income Focus or Investment Protector.

Separate Account – Allianz Life Variable Account B is the Separate Account that issued your Contract. It is a separate investment account of Allianz Life. The Separate Account holds the Investment Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

Service Center – the area of our company that provides Contract maintenance and routine customer service. Our Service Center address and telephone number are listed at the back of this prospectus. The address for mailing checks for Purchase Payments may be different and is also listed at the back of this prospectus.

Short Withdrawal Charge Option – A Contract class that has an additional M&E charge and a shortened withdrawal charge period of four years.

Target Date Benefit – an optional benefit that has an additional rider M&E charge and is intended to provide a level of protection for your principal and any annual investment gains on a specific date in the future.

Target Value – the amount we guarantee will be available to you on the last Business Day before each Target Value Date under the Target Date Benefits, and under Investment Protector. If you have a Target Date Benefit the Target Value is the highest Contract Value on any Contract Anniversary, adjusted for subsequent Purchase Payments and withdrawals. If you selected Investment Protector at issue, it is the greater of the Rider Anniversary Value multiplied by the Guarantee Percentage, or the total Purchase Payments adjusted for withdrawals. If you selected Investment Protector after issue, it is equal to the greater of the Rider Anniversary Value multiplied by the Guarantee Percentage, or the Contract Value at the end of the last Business Day before the Rider Effective Date adjusted for subsequent withdrawals and Purchase Payments.

Target Value Date – on the last Business Day before each Target Value Date we guarantee your Contract Value cannot be less than the Target Value under the Target Date Benefits and under Investment Protector.

Total Income Value – the sum of all your individual Income Value(s) under Income Focus. We use the Total Income Value to determine your Income Focus rider charge.

Traditional Death Benefit – the standard death benefit provided by the Contract that is equal to the greater of Contract Value or the Traditional Death Benefit Value.

Traditional Death Benefit Value – total Purchase Payments adjusted for withdrawals.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

Valid Claim – the documents we require to be received in Good Order at our Service Center before we pay any death claim. This includes the death benefit payment option, due proof of death, and any required governmental forms. Due proof of death includes a certified copy of the death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

Withdrawal Charge Basis – the total amount under your Contract that is subject to a withdrawal charge.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

1. IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

[Figures for the Lowest and Highest Annual Costs to be added by amendment.]

FEES AND EXPENSES				Prospectus Location
Charges for Early Withdrawals
Your Contract may be subject to withdrawal charges depending on the Contract class you have (Base Option, Bonus Option, Short Withdrawal Charge Option, or No Withdrawal Charge Option).
• Base Option. If you withdraw money from the Contract within 7 years of your last Purchase Payment, you may be assessed a withdrawal charge of up to 8.5% of the Purchase Payment withdrawn, declining to 0% over that time period.
• Bonus Option. If you withdraw money from the Contract within 9 years of your last Purchase Payment, you may be assessed a withdrawal charge of up to 8.5% of the Purchase Payment withdrawn, declining to 0% over that time period.
• Short Withdrawal Charge Option. If you withdraw money from the Contract within 4 years of your last Purchase Payment, you may be assessed a withdrawal charge of up to 8.5% of the Purchase Payment withdrawn, declining to 0% over that time period.
• No Withdrawal Charge Option. No withdrawal charge.
For example, if you invest $100,000 in the Contract and make an early withdrawal, you could pay a withdrawal charge of up to $8,500 if you have a Base Option, Bonus Option, or Short Withdrawal Charge Option Contract. No withdrawal charges would apply to a No Withdrawal Charge Option Contract.

3. Fee Tables 11. Expenses – Withdrawal Charge
Transaction Charges
In addition to withdrawal charges (if any), you may also be charged for other Contract transactions. We will charge you a fee of $25 per transfer after you exceed 12 transfers between Investment Options (the variable investments available to you) in a Contract Year.

3. Fee Tables 11. Expenses – Transfer Fee
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. These ongoing fees and expenses do not reflect any adviser fees paid to an investment adviser from your Contract Value or other assets of the Owner. If such charges were reflected, these ongoing fees and expenses would be higher.
3. Fee Tables 11. Expenses Appendix A – Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1) (varies by Contract class)	[1.42]%	[1.77]%
	Investment Options(2) (Investment Option fees and expenses)	[0.50]%	[1.42]%
	Optional Benefits Available for an Additional Charge (for a single optional benefit, if elected)	0.30%(3)	1.50%(4)
(1) As a percentage of each Investment Option’s net asset value, plus an amount attributable to the contract maintenance charge.
(2) As a percentage of an Investment Option’s average daily net assets.
(3) As a percentage of each Investment Option’s net asset value. This is the lowest current charge for an optional benefit (the Quarterly Value Death Benefit).
(4) As a percentage of the Benefit Base. This is the highest current charge for an optional benefit (Income Protector – joint payments).
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

FEES AND EXPENSES			Prospectus Location
	Lowest Annual Cost: $[XX]	Highest Annual Cost: $[XX]

Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Contract classes and Investment Option fees and expenses
• No optional benefits
• No bonuses
• No additional Purchase Payments, transfers, or withdrawals (including adviser fees)

Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Contract classes, optional benefits, and Investment Option fees and expenses
• No bonuses
• No additional Purchase Payments, transfers, or withdrawals (including adviser fees)

RISKS			Prospectus Location
Risk of Loss	You can lose money by investing in the Contract, including loss of principal.		4. Principal Risks
Not a Short-Term Investment
• This Contract is not a short-term investment and is not appropriate if you need ready access to cash.
• Withdrawal charges may apply to withdrawals unless you purchased a No Withdrawal Charge Option Contract. A withdrawal charge may reduce your Contract Value or the amount of money that you actually receive. Withdrawals under any Contract may reduce or end Contract guarantees.
• Withdrawals are subject to income taxes, including a 10% additional federal tax that may apply to any withdrawals taken before age 59 ½.
• Considering the benefits of tax deferral, long-term income, and living benefit guarantees, the Contract is generally more beneficial to investors with a long investment time horizon.

Risks Associated with Investment Options
• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Contract.
• Each Investment Option has its own unique risks.
• You should review the Investment Options before making an investment decision.

Insurance Company Risks
An investment in the Contract is subject to the risks related to us. Any obligations, guarantees, or benefits of the Contract are the obligations of Allianz Life and are subject to our claims-paying ability and financial strength. More information about Allianz Life, including our financial strength ratings, is available upon request by visiting https://www.allianzlife.com/about/financial-ratings or contacting us at (800) 624-0197.

RESTRICTIONS			Prospectus Location
Investments
• Certain Investment Options may not be available under your Contract.
• We currently allow you to invest in no more than 15 Investment Options at any one time. We may change this maximum in the future, but it will not be less than 5 Investment Options.
• The first 12 transfers between Investment Options every Contract Year are free. After that, we deduct a $25 transfer fee for each additional transfer. Your transfers between the Investment Options are also subject to policies designed to deter excessively frequent transfers and market timing. The minimum transfer is $1,000, or the entire Investment Option amount if less. These transfer restrictions do not apply to the Contract's automatic transfer programs.
• We reserve the right to remove or substitute Investment Options.
9. Investment Options Appendix A – Investment Options Available Under the Contract

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

RESTRICTIONS	Prospectus Location
Optional Benefits
• Optional benefits may further limit or restrict the Investment Options that you may select under the Contract. We may change these restrictions in the future.
• Optional benefits may be modified or terminated under certain circumstances.
• Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn and could end the benefit.
• For Bonus Option Contracts, unvested bonuses are not included in Contract Value or in the calculation of the standard death benefit or any optional benefit. Vested bonuses are included in Contract Value and in the calculation of death and living benefits, except that bonus amounts (vested or unvested) are not considered part of Purchase Payments when calculating benefits.
• If a Contract Owner elects to pay adviser fees from Contract Value, such deductions may reduce death benefits or other guaranteed benefits, as applicable, and may be subject to federal and state income taxes, including a 10% federal penalty tax.
14. Benefits Available Under the Contract Appendix B – Investment Restrictions for Optional Benefits
TAXES	Prospectus Location
Tax Implications
• Consult with a tax professional to determine the tax implications of an investment in and withdrawals from or payments received under the Contract.
• If you purchased the Contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax benefit under the Contract.
• Earnings under the Contract are taxed at ordinary income rates when withdrawn, and you may have to pay a 10% additional federal tax if you take a withdrawal before age 59½.
18. Taxes
CONFLICTS OF INTEREST	Prospectus Location
Investment Professional Compensation
Your Financial Professional may receive compensation for selling this Contract to you, in the form of commissions, additional cash benefits (e.g., cash bonuses), and non-cash compensation. We and/or our wholly owned subsidiary distributor may also make marketing support payments to certain selling firms for marketing services and costs associated with Contract sales. This conflict of interest may influence your Financial Professional to recommend this Contract over another investment for which the Financial Professional is not compensated or compensated less.
19. Other Information – Distribution
Exchanges
Some Financial Professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

2. OVERVIEW OF THE CONTRACT

PURPOSE OF THE CONTRACT

The Contract is designed for retirement planning purposes. Under the Contract, you make one or more Purchase Payments to us, and the money is invested in the Investment Options available through the Contract. Depending on market conditions, your Contract can gain or lose value based on your selected Investment Options’ performance. When you are ready to receive a guaranteed stream of income under your Contract, you can annuitize your accumulated assets and begin receiving payments (Annuity Payments) from us based on the payout option you select (Annuity Options). The Contract includes a death benefit that helps financially protect your beneficiaries, and offered living benefits that may help you achieve your financial goals.
This Contract may be appropriate for you if you have a long investment time horizon and your financial goals are consistent with the terms and conditions of the Contract. It is not designed for people who intend to make early or frequent withdrawals due to their liquidity needs, or for people who intend to frequently trade in the Contract's Investment Options.

PHASES OF THE CONTRACT

The Contract has two phases: (1) an Accumulation Phase and (2) an Annuity Phase.
•
Accumulation Phase. The Accumulation Phase is the first phase of your Contract, and it begins on the Issue Date (the date we issue the Contract). During the Accumulation Phase, your money is invested in the Investment Options you select on a tax-deferred basis. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract.

The Investment Options are underlying mutual funds with different investment objectives, strategies, and risks.
Please see Appendix A for a list of the Investment Options available under the Contract.
•
Annuity Phase. If you request Annuity Payments, your Contract enters the Annuity Phase. During the Annuity Phase, we make regular periodic payments (Annuity Payments) based on the life of a person you choose (the Annuitant). We send Annuity Payments to you (the Payee). You can choose when Annuity Payments begin (the Income Date), subject to certain restrictions. We base Annuity Payments on your Contract Value and the payout rates for the Annuity Option you select. If you select variable Annuity Payments, your payments will change based on your selected Investment Options’ performance. If you select fixed Annuity Payments, your payments do not change unless an Annuitant dies. The Annuity Phase ends when we make the last Annuity Payment under your selected Annuity Option.

If the Income Date occurs after guaranteed lifetime payments begin under a guaranteed lifetime income benefit (Lifetime Plus Payments or Income Focus Payments begin under a Lifetime Benefit or Income Focus), and these lifetime payments are greater than the Annuity Payments as calculated for certain Annuity Options, you can elect to convert these payments to Annuity Payments.
During the Annuity Phase, you will receive a stream of regular income. Upon a Full Annuitization you will be unable to take withdrawals upon demand, the death benefit ends, and no amounts will be payable upon death during the Annuity Phase unless your Annuity Option provides otherwise. If you have a living benefit it will also end upon a Full Annuitization.

CONTRACT FEATURES

•
Contract Versions. We sold two different versions of the Contract: “Version A” and “Version B.” Version A Contracts were issued on or prior to April 29, 2011. Version B Contracts were issued from May 2, 2011 through April 26, 2013. Version A Contracts and Version B Contracts were offered with different optional benefits.

•
Contract Classes. We sold four different Contract classes for Version A and/or Version B Contracts: “Base Option,” “Bonus Option,” “Short Withdrawal Charge Option,” and “No Withdrawal Charge Option.” If you did not elect the Bonus Option, Short Withdrawal Charge Option, or No Withdrawal Charge Option when you purchased your Contract, you have a Base Option Contract. The classes have different fees and expenses (including withdrawal charges and annual charges) and may have different features.

•
Accessing Your Money. During the Accumulation Phase, you can surrender (take a full withdrawal) the Contract or take partial withdrawals (both subject to any withdrawal charges and income taxes, including a 10% additional federal tax if taken before age 59½).

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

•
Additional Purchase Payments. Subject to the limitations described in this prospectus, we continue to accept additional Purchase Payments under the Contracts during the Accumulation Phase. However, for Contracts issued before August 17, 2009, we no longer accept additional Purchase Payments unless your Contract was issued in Connecticut, Florida, or New Jersey. For Contracts issued on or after August 17, 2009, we may terminate your ability to make additional Purchase Payments in the future.

•
Death Benefits. The Contract includes for no additional charge a standard death benefit (the Traditional Death Benefit) that will pay the greater of Contract Value or total Purchase Payments adjusted for withdrawals if you die during the Accumulation Phase. If you elected for an additional M&E charge the Contract’s optional death benefit (Quarterly Value Death Benefit), which includes a feature that locks-in quarterly investment gains, a greater amount may be payable upon your death. The Quarterly Value Death Benefit is no longer offered.

•
Optional Living Benefits. We offered multiple optional living benefits under the Contracts, each for an additional charge, including guaranteed lifetime income benefits (Income Protector, Income Focus, and Lifetime Benefits) and guaranteed accumulation benefits (Investment Protector and Target Date Benefits). The optional living benefits are no longer offered.

If you elected the Quarterly Value Death Benefit version 2 or version 3, you were required to elect one of the Contract’s optional living benefits (an Additional Required Benefit). If you have Quarterly Value Death Benefit version 3 and remove the Additional Required Benefit, you will forfeit future opportunities to lock-in quarterly investment gains and we no longer assess the additional M&E charge for the Quarterly Value Death Benefit. If you purchased a No Withdrawal Charge Option Contact, you were originally required to elect an Additional Required Benefit. This requirement no longer applies. You can either retain or remove the previously selected Additional Required Benefit from your Contract. You should consult with a Financial Professional before deciding whether to remove an Additional Required Benefit from your Contract
•
Other Features and Services. Certain additional features and services related to the Contract are summarized below. There are no additional charges associated with these features or services unless otherwise indicated. Not all features and services may be available under your Contract.

–
Automatic Investment Plan (AIP). Allows you to make automatic Purchase Payments during the Accumulation Phase on a monthly or quarterly basis by electronic money transfer from your savings, checking, or brokerage account.

–
Dollar Cost Averaging (DCA). Allows you to make automatic transfers monthly from the money market Investment Option to one or more other Investment Options. You can participate in either the six- or twelve-month DCA program.

–	Flexible Rebalancing Program. Provides for automatic, periodic transfers among the Investment Options to help you maintain your selected allocation percentages among the Investment Options.
–
Automatic Withdrawal Programs. The Contract’s systematic withdrawal program allows you to make automatic withdrawals from your Contract. The Contract’s minimum distribution program is designed to help you automatically take withdrawals that satisfy the minimum distribution requirements for a Qualified Contract under the Internal Revenue Code. A Qualified Contract is a Contract purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Internal Revenue Code.

– Withdrawal Charge Waivers. If your Contract is subject to withdrawal charges, the Contract includes multiple withdrawal charge waivers, including an annual free withdrawal privilege, a required minimum distribution program, and a nursing home confinement waiver. The withdrawal charge waivers are subject to conditions and limitations. Withdrawals under these waivers may still be subject to income taxes (including tax penalties if you are younger than age 59½) and may reduce Contract benefits (perhaps significantly).
– Financial Adviser Fees. If you have an investment adviser and want to pay their adviser fees from this Contract, you can instruct us to withdraw the fee from your Contract and pay it to your adviser. The deduction of adviser fees is in addition to this Contract’s fees and expenses, and the deduction is treated the same as any other withdrawal under the Contract. As such, withdrawals to pay adviser fees may be subject to withdrawal charges, may reduce Contract benefits (perhaps significantly), and may be subject to income taxes (including tax penalties if you are younger than age 59½).
– Bonuses on Purchase Payments (Bonus Option Contracts Only). Under a Bonus Option Contract, there is a 6% bonus on Purchase Payments received before age 81, subject to a three-year vesting schedule. A Bonus Option Contract has higher charges compared to other Contract classes. The higher charges associated with a Bonus Option Contract may more than offset any bonus amounts. Unvested bonuses are not included in Contract Value or in the calculation of the standard death benefit or any optional benefit. Vested bonuses are

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

included in Contract Value and in the calculation of death and living benefits, except that bonus amounts (vested or unvested) are not considered part of Purchase Payments when calculating benefits.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

3. FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. These tables do not reflect any financial adviser fees that you pay from your other assets, or that you choose to have us pay from this Contract. If financial adviser fees were reflected, fees and expenses would be higher.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.

TRANSACTION EXPENSES

Deferred Sales Load (or withdrawal charge)(1)
(as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount
	Base Option	Bonus Option	Short Withdrawal Charge Option	No Withdrawal Charge Option
0	8.5%	8.5%	8.5%	0%
1	8.5%	8.5%	7.5%	0%
2	7.5%	8.5%	5.5%	0%
3	6.5%	8%	3%	0%
4	5%	7%	0%	0%
5	4%	6%	0%	0%
6	3%	5%	0%	0%
7	0%	4%	0%	0%
8	0%	3%	0%	0%
9 years or more	0%	0%	0%	0%

Exchange Fee (or transfer fee)	$25
(for each transfer after twelve in a Contract Year)

(1)
The Contract provides a free withdrawal privilege that allows you to withdraw 12% of your total Purchase Payments annually without incurring a withdrawal charge as discussed in section 12, Access to Your Money – Free Withdrawal Privilege.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Investment Option fees and expenses). If you purchased an optional benefit, you pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES

Administrative Expenses (or contract maintenance charge)(1) (per year)	$50
Base Contract Expenses(2) (as a percentage of each Investment Option’s net asset value)
Base Option	1.40%
Bonus Option	1.70%
Short Withdrawal Charge Option	1.65%
No Withdrawal Charge Option	1.75%
Optional Benefit Expenses
Optional Death Benefit
Quarterly Value Death Benefit (as a percentage of each Investment Option’s net asset value)	0.30%
Optional Living Benefits
Income Protector(3) (as a percentage of the Benefit Base)	single payments – 2.50% joint payments – 2.75%
Income Focus(3) (as a percentage of the Total Income Value)	single payments – 2.75% joint payments – 2.95%
Lifetime Plus Benefit(3) (as a percentage of each Investment Option’s net asset value)	single payments – 1.50% joint payments – 1.65%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit(3), (4) (as a percentage of each Investment Option’s net asset value)	single payments – 1.60% joint payments – 1.75%
Investment Protector(3) (as a percentage of the Target Value)	2.50%
Target Date Retirement Benefit (as a percentage of each Investment Option’s net asset value)	0.40%
Target Date 10 Benefit (as a percentage of each Investment Option’s net asset value)	0.55%

(1)
Referred to as the “contract maintenance charge” in the Contract and elsewhere in this prospectus. Waived if the Contract Value is at least $100,000. During the Annuity Phase, we deduct the contract maintenance charge proportionately from each Annuity Payment. See the section 11, Expenses – Contract Maintenance Charge (Administrative Expenses).

(2)
Referred to as the “Mortality and Expense Risk” or “M&E” charge in the Contract and elsewhere in this prospectus. The Contract allows Partial Annuitization. After a Partial Annuitization, the M&E charge applies to the net asset value remaining in the Accumulation Phase. If you select variable Annuity Payments, the M&E charge for a Bonus Option Contract is 1.70% and 1.40% for all other Contract classes. If you select fixed Annuity Payments, we do not assess the M&E charge during the Annuity Phase. See section 11, Expenses – Mortality and Expense Risk (M&E) Charge (Base Contract Expenses).

(3)	This table shows the maximum charge for the optional living benefit. The current charge is lower than the maximum charge as described later in this prospectus.
(4)	Under Lifetime Plus II Benefit version 1 and Lifetime Plus 10 Benefit version 1, on the Benefit Date, the charge reduces 0.10%.

The next item shows the minimum and maximum total operating expenses charged by the Investment Options that you may pay periodically during the time that you own the Contract. A complete list of Investment Options available under the Contract, including their annual expenses, may be found in Appendix A – Investment Options Available Under the Contract.

ANNUAL INVESTMENT OPTION EXPENSES

	Minimum	Maximum
(expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)(1)	[0.50]%	[1.42]%

(1)	As a percentage of an Investment Option’s average daily net assets for the period ended December 31, 2021, before the effect of any contractual expense reimbursements or fee waiver arrangements.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Investment Option expenses.

The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Investment Option expenses (maximum and minimum) and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract (take a full withdrawal) at the end of the applicable time period:

Base Option	1 Year	3 Years	5 Years	10 Years
Maximum Investment Option expense	$[ ]	$[ ]	$[ ]	$[ ]
Minimum Investment Option expense	$[ ]	$[ ]	$[ ]	$[ ]

Bonus Option	1 Year	3 Years	5 Years	10 Years
Maximum Investment Option expense	$[ ]	$[ ]	$[ ]	$[ ]
Minimum Investment Option expense	$[ ]	$[ ]	$[ ]	$[ ]

Short Withdrawal Charge Option	1 Year	3 Years	5 Years	10 Years
Maximum Investment Option expense	$[ ]	$[ ]	$[ ]	$[ ]
Minimum Investment Option expense	$[ ]	$[ ]	$[ ]	$[ ]

No Withdrawal Charge Option	1 Year	3 Years	5 Years	10 Years
Maximum Investment Option expense	$[ ]	$[ ]	$[ ]	$[ ]
Minimum Investment Option expense	$[ ]	$[ ]	$[ ]	$[ ]

(2)	If you fully annuitize at the end of the applicable time period.

Base Option	1 Year*	3 Years	5 Years	10 Years
Maximum Investment Option expense	N/A	$[ ]	$[ ]	$[ ]
Minimum Investment Option expense	N/A	$[ ]	$[ ]	$[ ]

Bonus Option	1 Year*	3 Years	5 Years	10 Years
Maximum Investment Option expense	N/A	$[ ]	$[ ]	$[ ]
Minimum Investment Option expense	N/A	$[ ]	$[ ]	$[ ]

Short Withdrawal Charge Option	1 Year*	3 Years	5 Years	10 Years
Maximum Investment Option expense	N/A	$[ ]	$[ ]	$[ ]
Minimum Investment Option expense	N/A	$[ ]	$[ ]	$[ ]

No Withdrawal Charge Option	1 Year*	3 Years	5 Years	10 Years
Maximum Investment Option expense	N/A	$[ ]	$[ ]	$[ ]
Minimum Investment Option expense	N/A	$[ ]	$[ ]	$[ ]

* The earliest available Income Date is two years after the Issue Date.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

(3)	If you do not surrender your Contract.

Base Option	1 Year	3 Years	5 Years	10 Years
Maximum Investment Option expense	$[ ]	$[ ]	$[ ]	$[ ]
Minimum Investment Option expense	$[ ]	$[ ]	$[ ]	$[ ]

Bonus Option	1 Year	3 Years	5 Years	10 Years
Maximum Investment Option expense	$[ ]	$[ ]	$[ ]	$[ ]
Minimum Investment Option expense	$[ ]	$[ ]	$[ ]	$[ ]

Short Withdrawal Charge Option	1 Year	3 Years	5 Years	10 Years
Maximum Investment Option expense	$[ ]	$[ ]	$[ ]	$[ ]
Minimum Investment Option expense	$[ ]	$[ ]	$[ ]	$[ ]

No Withdrawal Charge Option	1 Year	3 Years	5 Years	10 Years
Maximum Investment Option expense	$[ ]	$[ ]	$[ ]	$[ ]
Minimum Investment Option expense	$[ ]	$[ ]	$[ ]	$[ ]

4. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Risk of Loss. You can lose money by investing in the Contract, including possible loss of principal. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency.
Short-Term Investment Risk. The Contract is not designed for short-term investing or for an investor who needs ready access to cash. Withdrawal charges may apply to withdrawals unless you purchased a No Withdrawal Charge Option Contract. Withdrawals are also subject to income taxes, including a 10% additional federal tax if taken before age 59 ½. Considering the benefits of tax deferral, long-term income, and living benefit guarantees, the Contract is generally more beneficial to investors with a long investment time horizon.
Investment Options Risk. The Investment Options are subject to the risk of poor investment performance. Generally, if the Investment Options you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Investment Option has its own investment risks, and you are exposed to those investment risks when you select that Investment Option. You should read the prospectuses for the Investment Options for descriptions of those investment risks. The Company does not guarantee the performance of the Investment Options; you assume the risk of poor investment performance.
The COVID-19 pandemic has at times led to significant volatility and negative returns in the financial markets. These market conditions have impacted the performance of the Investment Options, as well as the securities held by the Investment Options. If these market conditions continue, or reoccur, and depending on your individual circumstances (e.g., your selected Investment Options, and the timing of any Purchase Payments, transfers, or withdrawals), you may experience (perhaps significant) negative returns under the Contract. The COVID-19 pandemic and other market factors have resulted in an abnormally low interest rate environment, in which certain rates have gone negative. This low level of rates can affect the returns of an Investment Option, other product features, and the performance of your Contract. The duration of the COVID-19 pandemic, and the future impact that the pandemic may have on the financial markets and global economy, cannot be foreseen. You should consult with a Financial Professional about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the Contract, such as making Purchase Payments, transfers, or withdrawals, based on your individual circumstances.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the Contract (including a full withdrawal). Unless you purchased a No Withdrawal Charge Option Contract, withdrawals may be subject to significant withdrawal charges. Withdrawals are subject to income taxes, including a 10% additional federal tax that may apply to any withdrawals taken before age 59 ½. A full withdrawal will end the Contract and all of its benefits. Partial withdrawals may significantly reduce the value of the standard death benefit. In addition, a partial withdrawal may significantly reduce the value of an optional living benefit or optional death benefit that you have elected, including by an amount greater than the amount withdrawn, and could result in termination of the benefit. If you take automatic withdrawals under your Contract, you may be repeatedly exposed to the risks associated with partial withdrawals. You

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

cannot make withdrawals from the Contract after Full Annuitization. A Full Annuitization is the application of the total Contract Value to Annuity Payments.
Investment Restrictions Risk. If you have an optional living benefit, you are subject to investment restrictions that limit or restrict the Investment Options that you may select under the Contract. We put these restrictions in place to support the optional living benefits’ guarantees. To the extent these restrictions limit your investment flexibility, they may limit the upside potential to your Investment Option returns, which may limit your Contract Value and your guaranteed benefits. You should consult with your Financial Professional to determine whether an optional benefit’s investment restrictions are consistent with your financial goals.

Managed Volatility Investment Option Risk. As described in more detail in the Investment Options’ prospectuses, certain Investment Options (including certain Investment Options that are affiliated with us) employ a managed volatility strategy that is intended to reduce the Investment Option’s overall volatility and downside risk. An Investment Option’s managed volatility strategy can negatively impact the value of your Contract and its benefits. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Investment Option without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. Investment Options that employ a managed volatility strategy are identified in Appendix A – Investment Options Available Under the Contract.

Benefit Selection Risk. The optional benefits under the Contract were designed for different financial goals and to protect against different financial risks. There is a risk that you did not elect the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and any optional benefits that are more suited to you are unavailable under the Contract. You may not be able to remove an optional benefit that you elected without fully surrendering or annuitizing the Contract. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that did not provide a financial return. There is also a risk that any financial return of an optional benefit, if any, will be less than the amount you paid for the benefit.

Additional Required Benefit Risk. If you purchased a No Withdrawal Charge Option Contact, you were originally required to elect an optional living benefit (an Additional Required Benefit). This requirement no longer applies. You can either retain or remove the previously selected Additional Required Benefit from your Contract.

If you elected the Quarterly Value Death Benefit version 3, you were required to elect an Additional Required Benefit with the Quarterly Value Death Benefit. If you remove the Additional Required Benefit, you keep any prior lock-ins under the Quarterly Value Death Benefit version 3, but you will not receive any future lock-ins and we no longer assess the additional M&E charge for the Quarterly Value Death Benefit.

If you elected the Quarterly Value Death Benefit version 2, you were required to elect an Additional Required Benefit with the Quarterly Value Death Benefit. If you remove the Additional Required Benefit, you can continue to receive lock-ins under the Quarterly Value Death Benefit version 2, and we continue to assess the additional M&E charge for the Quarterly Value Death Benefit.

The Additional Required Benefits provide either guaranteed lifetime income (Lifetime Benefits, Income Focus, and Income Protector) or an accumulation guarantee (Target Date Benefits and Investment Protector), but these benefits also have an additional charge and restrict Investment Option selection. Removing an Additional Required Benefit will reduce your overall expenses and give you access to more Investment Options which may help increase your investment returns, but you will be giving up the benefit’s guaranteed income or accumulation features. Removing an Additional Required Benefit is an irrevocable decision. Please consult with a Financial Professional before deciding to remove an Additional Required Benefit from your Contract.

Purchase Payment Restriction Risk. There is no guarantee that you will always be permitted to make Purchase Payments under your Contract. Subject to the limitations described in this prospectus, we continue to accept additional Purchase Payments under the Contracts during the Accumulation Phase. However, for Contracts issued before August 17, 2009, we no longer accept additional Purchase Payments unless your Contract was issued in Connecticut, Florida, or New Jersey. For Contracts issued on or after August 17, 2009, we may terminate your ability to make additional Purchase Payments in the future. If you have an optional living benefit, additional Purchase Payments may be restricted or prohibited by the terms of your benefit. In all cases, the maximum total Purchase Payments we accept without our prior approval is $1 million. To the extent that you are prohibited from making additional Purchase Payments, you will lose the ability to increase the value of your Contract and your guaranteed benefits (including the standard death benefit) through Purchase Payments.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

Bonus Option Risk. Under a Bonus Option Contract, bonuses are subject to a three-year vesting schedule. Bonus amounts are available under your Contract Value only as they vest. If you take a withdrawal (including Partial Annuitizations, Lifetime Plus Payments, Income Focus Payments, Cumulative Withdrawals, and Excess Withdrawals) or Full Annuitization, or if a death benefit is payable, in the first three years after we receive a Purchase Payment, you lose all or some of your bonus. With respect to death and living benefit guarantees, we include the bonus in any part of a guaranteed value based on Contract Value, but only as it vests. We do not include the bonus in any part of a guaranteed value based on Purchase Payments. No bonuses apply to Purchase Payments made after age 81. Bonus Option Contracts carry a higher M&E charge and are subject to a higher and longer withdrawal charge schedule than other Contract classes. These higher charges may more than offset any bonuses on Purchase Payments.

Financial Adviser Fee Risk. If you have an investment adviser and want to pay their adviser fees from this Contract, you can instruct us to withdraw the fee from your Contract and pay it to your adviser. The deduction of adviser fees is in addition to this Contract’s fees and expenses, and the deduction is treated the same as any other withdrawal under the Contract. As such, withdrawals to pay adviser fees may be subject to withdrawal charges, may reduce Contract benefits (perhaps significantly), and may be subject to income taxes (including tax penalties if you are younger than age 59½).

Transfer Risk. The Contract includes restrictions that may limit your ability to transfer Contract Value between Investment Options. Transfer restrictions may hinder your ability to readily change how your Contract Value is invested in response to changing market conditions or changes in your personal circumstances.
Financial Strength and Claims-Paying Ability Risk. We use our general account assets to support our financial guarantees under the Contract other than those funded by the Separate Account (Allianz Life Variable Account B). All guaranteed death and living benefits that are greater than your Contract Value, all bonuses under Bonus Option Contracts, and all fixed Annuity Payments are supported by our general account. Our general account assets are subject to claims by our creditors, and any payment we make from our general account is subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
As a result of the COVID-19 pandemic, economic uncertainties have arisen which could negatively impact Allianz Life’s net income and surplus. The extent to which the COVID-19 pandemic impacts our business (including our ability to timely process claims), net income, and surplus, as well as our capital and liquidity position, will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic.

Business Disruption and Cyber Security Risks. Our business relies on technology systems and networks, including systems and networks managed by third parties to process, transmit and store information, and to conduct business activities and transactions with clients, distributors, vendors, and other third parties. We are also subject to certain federal and state regulations that require us to establish and maintain policies and procedures designed to protect sensitive client information. Maintaining the integrity of our systems is critical to the success of our business operations, including the retention of clients, and to the protection of our clients’ personal information. To date, we have not identified any material breaches or interference with our systems and networks; however, we routinely encounter and address such threats, including an increasing frequency of phishing scams, introductions of malware and unauthorized payment requests. Any such breaches or interference by third parties or by our employees that may in the future occur could have a material adverse impact on our business operations and our financial condition.

We have implemented and maintain security measures designed to protect against breaches of security and other interference with systems and networks resulting from attacks by third parties, including hackers, and from employee error or malfeasance. We also require third party vendors who, in the provision of services to us, are provided with or process information pertaining to our business or our clients to meet certain information security standards. Changes in our technology platforms, such as an evolution to accommodate mobile computing, may also require corresponding changes in our systems, networks and data security measures. In addition, the increasing reliance on technology systems and networks and the occurrence and potential adverse impact of attacks on such systems and networks, both generally and in the financial services industry, have enhanced government and regulatory scrutiny of the measures taken by companies to protect against cyber-security threats. As these threats, and government and regulatory oversight of associated risks, continue to evolve, we may be required to expend additional resources to enhance or expand upon the security measures we currently maintain.

Despite the measures we have taken and may in the future take to address and mitigate these risks, we cannot ensure that our systems and networks will not be subject to breaches or interference. Any such event may result in operational disruptions as well as unauthorized access to or the disclosure or loss of our proprietary information or our clients’ personal information, which in turn may result in legal claims, regulatory scrutiny and liability, reputational damage, the

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

incurrence of costs to eliminate or mitigate further exposure, the loss of clients or other damage to our business. Any such event may interfere with, impede or cause delays in our calculation of values, processing of transactions and making of payments under the Contract. In addition, the trend toward broad consumer and general public notification of such incidents could exacerbate the harm to our business operations and our financial condition. Even if we successfully protected our technology infrastructure and the confidentiality of sensitive data, we may incur significant expenses in responding to any such attacks as well as the adoption and maintenance of appropriate security measures. We could also suffer harm to our business and reputation if attempted security breaches are publicized. We cannot be certain that advances in criminal capabilities, discovery of new vulnerabilities, attempts to exploit vulnerabilities in our systems, data thefts, physical system or network break-ins or inappropriate access, or other developments will not compromise or breach the technology or other security measures protecting our networks and systems used in connection with our products and services.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

5. THE VARIABLE ANNUITY CONTRACT

The Contract is no longer offered for sale. In addition, for Contracts issued before August 17, 2009, we no longer accept additional Purchase Payments unless your Contract was issued in Connecticut, Florida, or New Jersey.

An annuity is a contract between you as the Owner, and an insurance company (in this case Allianz Life). We do not make any changes to your Contract without your permission except as may be required by law.
SUMMARY OF CONTRACT VERSIONS, CONTRACT CLASSES, AND OPTIONAL BENEFITS THAT WERE OFFERED
This prospectus also describes the four different Contract classes that we offered for Version A and/or Version B Contracts:
•
The Bonus Option was available on Version A Contracts from May 1, 2007 through April 29, 2011, and Version B Contracts from May 2, 2011 through April 26, 2013. Under a Bonus Option Contract, there is a 6% bonus on Purchase Payments received before age 81, subject to a three-year vesting schedule.

•
The Short Withdrawal Charge Option was available on Version A Contracts issued from May 1, 2007 through April 29, 2011, and on Version B Contracts issued from May 2, 2011 through July 23, 2012. The Short Withdrawal Charge Option has a shortened withdrawal charge period of four years.

•
The No Withdrawal Charge Option was available on Version A Contracts issued from March 17, 2008 through March 31, 2009, and then again from July 22, 2009 through April 29, 2011. The No Withdrawal Charge Option was also available on Version B Contracts issued from May 2, 2011 through July 23, 2012. The No Withdrawal Charge Option eliminates the Base Option Contract’s withdrawal charge.

The Contract previously offered the following optional benefits, for an additional charge.

•
The Quarterly Value Death Benefit potentially provides an increased death benefit based on the highest quarterly Contract Value adjusted for withdrawals (Quarterly Anniversary Value). The Quarterly Value Death Benefit was only available at issue. Section 15 describes the versions of the Quarterly Value Death Benefit.

•
Income Protector provides guaranteed lifetime income called Lifetime Plus Payments that can begin as early as age 65 for Income Protector (version 08.09), or age 60 for all other versions of Income Protector, or as late as age 90. We base payments on the Benefit Base that is at least equal to the Annual Increase (total Purchase Payments adjusted for withdrawals plus a quarterly simple interest increase). Section 16 describes the versions of Income Protector.

•
Income Focus (see Appendix F) provides guaranteed lifetime income called Income Focus Payments (which are similar to Lifetime Plus Payments) that can begin from age 60 to age 90. We base payments on a percentage (Income Value Percentage) of each Income Value (Purchase Payments adjusted for withdrawals). Income Value Percentages can potentially increase by 1% each year if your Contract Value increases (Performance Increases).

•
The Lifetime Benefits (see Appendix D) are similar to Income Protector. These benefits also provide Lifetime Plus Payments based on the Benefit Base, but the Benefit Base is calculated differently under each benefit. The Lifetime Plus Benefit and Lifetime Plus II Benefit allow payments to begin from age 50 to age 90. The Lifetime Plus 10 Benefit allows payments to begin from age 65 to 90.

•
Investment Protector (see Appendix G) is similar to the Target Date Benefits. This benefit also provides a Target Value that is available on a future date if you hold the Contract for the required period, but the Target Value is calculated differently.

•
The Target Date Benefits (see Appendix E) are similar to Investment Protector. These benefits provide a Target Value (a level of protection for your principal and any annual investment gains) that is available on a future date if you hold the Contract for the required period.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

The table below lists the optional benefits that were previously offered on Version A Contracts and Version B Contracts, including the dates on which they were offered. The benefit version identifier for Income Protector, Income Focus, and Investment Protector, for example (05.11), is located in your rider. Current charges and features may differ by benefit version, as described in this prospectus. If you have questions about your Contract, please contact our Service Center at the toll-free telephone number listed at the back of this prospectus. Our Service Center is the area of our company that issues Contracts and provides Contract maintenance and routine customer service.
Optional Benefit	Contract Version	Benefit Version Identifier	Available From	Available Through
Quarterly Value Death Benefits:
Quarterly Value Death Benefit version 1	A	N/A	May 1, 2007	April 30, 2010
Quarterly Value Death Benefit version 2	A and B	N/A	May 2, 2010	April 27, 2012
Quarterly Value Death Benefit version 3	A(1) and B	N/A	April 30, 2012	April 26, 2013
Income Protector:
	A	(08.09)	July 22, 2009	April 30, 2010
	A	(05.10)	May 3, 2010	April 29, 2011
	A and B	(05.11)	May 2, 2011	January 20, 2012
	A and B	(01.12)	January 23, 2012	April 27, 2012
	A(1) and B	(05.12)	April 30, 2012	July 20, 2012
	A(1) and B	(07.12)	July 23, 2012	October 12, 2012
	A(1) and B	(10.12)	October 15, 2012	April 24, 2015
	A(1) and B	(04.15, 04.16)	April 27, 2015	May 2, 2016
	A(1) and B	(05.16, 06.16)	May 3, 2016	July 4, 2016
	A(1) and B	(07.16, 08.16)	July 5, 2016	September 5, 2016
	A(1) and B	(09.16, 10.16, 11.16)	September 6, 2016	December 5, 2016
	A(1) and B	(12.16)	December 6, 2017	January 2, 2017
	A(1) and B	(01.17, 02.17)	January 3, 2017	March 6,2017
	A(1) and B	(03.17, 04.17, 05.17, 06.17, 07.17, 08.17, 09.17, 10.17, 11.17, 12.17, 01.18, 02.18)	March 7, 2017	March 5, 2018
	A(1) and B	(03.18, 04.18, 05.18, 06.18, 07.18, 08.18, 09.18, 10.18, 11.18, 12.18, 01.19, 02.19, 03.19, 04.19v1, 04.19v2, 05.19, 06.19, 07.19, 08.19, 09.19, 10.19, 11.19, 12.19, 01.20, 02.20, 03.20, 04.20)	March 6, 2018	April 24, 2020
Income Focus:
	B	(05.12)	April 30, 2012	July 20, 2012
	B	(07.12)	July 23, 2012	April 24, 2015
Lifetime Benefits:
Lifetime Plus Benefit	A	N/A	May 1, 2007	January 23, 2009
Lifetime Plus II Benefit version 1	A	N/A	November 12, 2007	January 23, 2009
Lifetime Plus II Benefit version 2	A	N/A	January 263, 2009	March 31, 2009
Lifetime Plus 10 Benefit version 1	A	N/A	July 17, 2008	January 23, 2009
Lifetime Plus 10 Benefit version 2	A	N/A	January 26, 2009	March 31, 2009
Investment Protector:
	A	(08.09)	July 22, 2009	April 30, 2010
	A and B	(05.10)	May 3, 2010	January 20, 2012
	A and B	(01.12)	January 23, 2012	April 27, 2012
	A(1) and B	(01.12, 07.12)	April 30, 2012	July 19, 2013
	A(1) and B	(07.13, 04.15, 04.16, 05.16, 06.16, 07.16, 08.16, 09.16, 10.16)	July 22, 2013	October 16, 2016
Target Date Benefits:
Target Date Retirement Benefit	A	N/A	March 17, 2008	January 23, 2009
Target Date 10 Benefit	A	N/A	January 26, 2009	March 31, 2009

(1) Available on Version A Contracts issued on or after April 1, 2009.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

WHEN THE CONTRACT PHASES END

The Contract has an Accumulation Phase and an Annuity Phase.
The Accumulation Phase ends upon the earliest of the following.

•
The Business Day before the Income Date if you take a Full Annuitization. A Business Day is each day the New York Stock Exchange is open for trading and it ends when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

•	The Business Day we process your request for a full withdrawal.
•
Upon the death of any Owner (or the Annuitant if the Contract is owned by a non-individual), the Business Day we first receive a Valid Claim from any one Beneficiary, unless the surviving spouse/Beneficiary continues the Contract. If there are multiple Beneficiaries, the remaining Contract Value continues to fluctuate with the performance of the Investment Options until the complete distribution of the death benefit. A Valid Claim is the documents we require to be received in Good Order at our Service Center before we pay any death claim. A Beneficiary is the person or entity you designate to receive the death Benefit.

If you request Annuity Payments, your Contract enters the Annuity Phase. The Annuity Phase ends when we make the last Annuity Payment under your selected Annuity Option.
WHEN THE CONTRACT ENDS

The Contract ends when:

•	all applicable phases of the Contract (Accumulation Phase and/or Annuity Phase) have ended, and/or
•	if we received a Valid Claim, all applicable death benefit payments have been made.

For example, if you take a full withdrawal of the total Contract Value, both the Accumulation Phase and the Contract end even though the Annuity Phase never began and we did not make any death benefit payments.

6. OWNERS, ANNUITANTS, AND OTHER SPECIFIED PERSONS

OWNER

You, as the Owner, have all the rights under the Contract. The Owner was designated at Contract issue. The Owner may be a non-individual, which is anything other than an individual person, which could be a trust, qualified plan, or corporation. Qualified Contracts and non-individually owned Contracts can only have one Owner.

JOINT OWNERS

Non-Qualified Contracts can be owned by up to two individual Owners. A Non-Qualified Contract is a Contract that is not purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Internal Revenue Code. If a Contract has Joint Owners, we generally require the signature of both Owners on any forms that are submitted to our Service Center.

Partial Annuitizations (applying only part of your Contract Value to Annuity Payments) are not available to Joint Owners. There can be only one Owner, the Owner must be the Annuitant, and we do not allow the Owner to add a joint Annuitant.

ANNUITANT

The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designated an Annuitant when you purchased a Contract. For Qualified Contracts, before the Income Date the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Income Date, but you cannot change the Annuitant if the Owner is a non-individual (for example, a qualified plan or trust). Subject to our approval, you can add a joint Annuitant on the Income Date if you take a Full Annuitization. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract. For individually owned Contracts, if the Annuitant who is not an Owner dies before the Income Date, the sole Owner (or younger Joint Owner) automatically becomes the new Annuitant, but the Owner can subsequently name another Annuitant.

Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it as indicated below. For more examples, please see Appendix A to the SAI. In order to convert Lifetime Plus Payments or Income Focus Payments to Annuity Payments, the Covered Person(s) must be named as the Annuitant(s) as discussed in section 13, The Annuity Phase – When Annuity Payments Begin. For contracts with a previously available Lifetime Benefit, this is described in Appendix D. Designating different persons as Covered Person(s) and Annuitant(s) will cause Income Protector, Income Focus, or a Lifetime Benefit and any lifetime

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

payments to end at the maximum permitted Income Date. Use care when designating Owner(s), Annuitant(s) and Covered Person(s), and consult your Financial Professional if you have questions.

UPON THE DEATH OF A SOLE OWNER
Action under the portion of the Contract that is in the Accumulation Phase	Action under any portion of the Contract that is in the Annuity Phase
• We pay a death benefit to the Beneficiary unless the Beneficiary is the surviving spouse and continues the Contract. If you selected Investment Protector or a Target Date Benefit, this benefit ends unless the Contract is continued by a surviving spouse. If you selected Income Protector, Income Focus, or a Lifetime Benefit this benefit and any guaranteed lifetime payments end unless the Contract is continued by a surviving spouse who is also both a Beneficiary and Covered Person.
• The death benefit is the greater of the Contract Value or the guaranteed death benefit value. The guaranteed death benefit value is total Purchase Payments adjusted for withdrawals (Traditional Death Benefit Value) under the Traditional Death Benefit, or the Quarterly Anniversary Value under the Quarterly Value Death Benefit.
• If a surviving spouse Beneficiary continues the Contract, as of the end of the Businsess Day we receive their Valid Claim:
- we increase the Contract Value to equal the guaranteed death benefit value if greater, and the death benefit continues to be available to the surviving spouse’s Beneficiary(s),
- the surviving spouse becomes the new Owner, and
- the Accumulation Phase continues.

• The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option, the Beneficiary also becomes the new Owner.
• If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
• If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows:
- Annuity Option 1 or 3, payments end.
- Annuity Option 2 or 4, payments end when the guaranteed period ends, or when we pay any final lump sum.
- Annuity Option 5, payments end and the Payee may receive a lump sum refund.
• If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

BENEFICIARY

The Beneficiary is the person(s) or entity you designated to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If a Beneficiary predeceases you, or you and a Beneficiary die simultaneously as defined by applicable state law or regulation, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no surviving Beneficiaries or if there is no named Beneficiary, we pay the death benefit to your estate or the Owner if the Owner is a non-individual.

FOR JOINTLY OWNED CONTRACTS: The sole primary Beneficiary is the surviving Joint Owner regardless of any other named Beneficiaries. If both Joint Owners die simultaneously as defined by applicable state law or regulation, we pay the death benefit to the named contingent Beneficiaries, or to the estate of the Joint Owner who died last if there are no named contingent Beneficiaries.

COVERED PERSON(S) FOR INCOME PROTECTOR AND INCOME FOCUS

If you have Income Protector or Income Focus, we base Lifetime Plus Payments or Income Focus Payments (lifetime payments) on the lives of the Covered Person(s). Their ages determine when lifetime payments can begin and the initial payment amount. When you selected Income Protector or Income Focus, you chose whether you wanted payments based on your life (single lifetime payments), or the lifetime of you and your spouse (joint lifetime payments). Joint Owners and joint Covered Persons must be spouses within the meaning of federal tax law. Based on your payment selection, we determined the Covered Persons as follows.

For single lifetime payments and:

•	solely owned Contracts, the Covered Person is the Owner.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

•	jointly owned Contracts, you chose which Owner is the Covered Person.
•	Contracts owned by a non-individual, the Covered Person is the Annuitant.

For joint lifetime payments, Covered Persons must be spouses and:
•	Non-Qualified Contracts:
–	spouses must be Joint Owners; or
–	one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary.

•	Qualified Contracts:
–	one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or
–
if the Owner is a qualified plan or a custodian, then one spouse must be the Annuitant and the other spouse must be the sole contingent Beneficiary because we also require the qualified plan or custodian to be the sole primary Beneficiary. This structure allows the surviving non-Annuitant spouse to continue to receive lifetime payments, assuming the surviving non-Annuitant spouse is the beneficiary under the qualified plan or custodial Individual Retirement Annuity (IRA).

After the date Income Protector or Income Focus is added to your Contract (Rider Effective Date) you cannot add or change a Covered Person. However, you can remove a joint Covered Person before the Benefit Date on a Contract Anniversary, or after the Benefit Date on a Benefit Anniversary by completing the appropriate form and sending it to us within 30 days before the anniversary. The Benefit Date is the date you begin receiving guaranteed lifetime payments under Income Protector or Income Focus. A Benefit Anniversary is a twelve-month anniversary of the Benefit Date that Lifetime Plus Payments or Income Focus Payments begin. We process your request on the Contract Anniversary* (or Benefit Anniversary*) that occurs immediately after we receive your request in Good Order at our Service Center. A request is in “Good Order” when it contains all the information we require to process it. If you remove a joint Covered Person, we change your rider charge to equal the current charge for single lifetime payments that is in effect on the anniversary that we process your request to remove a joint Covered Person if this amount differs from your current charge. However, any new rider charge cannot be greater than the maximum listed in section 3, Fee Tables or section 11, Expenses – Optional Living Benefit Rider Charges.

* Or on the next Business Day if the Contract Anniversary or Benefit Anniversary is not a Business Day.

Joint Covered Persons must qualify as spouses under federal tax law until the benefit ends. Until then, if at any time joint Covered Persons are no longer spouses, you must send us written notice. We either divide the Contract in accordance with any applicable court order or law regarding division of assets upon divorce, or we will remove one former spouse from the Contract as a Covered Person and also as an Owner, Joint Owner and Annuitant. At this time, we change the rider charge to equal the current charge for single lifetime payments that is in effect if this amount differs from your current charge. However, any new rider charge cannot be greater than the maximum listed in section 3, Fee Tables or section 11, Expenses – Optional Living Benefit Rider Charges. When we receive notification of an Owner’s death, if we discover that the joint Covered Persons were not federally recognized spouses at the time of death, spousal continuation of the Contract is not available. Therefore, your benefit, any lifetime payments and the Contract all end.

If you have Income Protector and remove a joint Covered Person, we may increase your annual maximum Lifetime Plus Payment. If at the end of the last Business Day before the Benefit Anniversary that we remove the joint Covered Person the payment percentage for the remaining Covered Person’s current age multiplied by the Contract Value is greater than your current annual maximum Lifetime Plus Payment, we increase your payment to this new amount. If you have Income Focus removing a joint Covered Person does not change your annual maximum Income Focus Payment.

Once we remove a Covered Person, he or she cannot be reinstated.

•
Following an assignment or change of ownership/Annuitant/Beneficiary, if a Covered Person no longer has the required relationship stated here, he or she is removed from the Contract as a Covered Person. If we remove all Covered Persons from the Contract, the benefit and any lifetime payments end.

•
For Joint Owners that selected single lifetime payments: If you are no longer spouses on the date of an Owner’s death and the Contract Value is positive, we pay any applicable death benefit to the Beneficiary(s) and the benefit and any lifetime payments end. This means Lifetime Plus Payments or Income Focus Payments are no longer available even if a Covered Person is still alive.

COVERED PERSON(S) FOR THE LIFETIME BENEFITS

We base Lifetime Plus Payments on the lives of the Covered Person(s). Their ages determined availability of the benefit, when lifetime payments can begin and the Lifetime Plus Payment percentage. When you selected a benefit, you chose whether you wanted payments based on your life (single Lifetime Plus Payments), or the lifetime of you and your spouse

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

(joint Lifetime Plus Payments). However, joint Lifetime Plus Payments are not available under Lifetime Plus Benefit or Lifetime Plus II Benefit if there is more than a 40-year age difference between spouses; and joint Lifetime Plus Payments are not available under Lifetime Plus 10 Benefit if there is more than a 25-year age difference between spouses. Based on your payment selection, we determined the Covered Persons as follows.

For single Lifetime Plus Payments and:

•	solely owned Contracts, the Covered Person is the Owner.
•	jointly owned Contracts, you chose which Owner is the Covered Person.
•	Contracts owned by a non-individual, the Covered Person is the Annuitant.

For joint Lifetime Plus Payments, Covered Persons must be spouses and:

•	Non-Qualified Contracts:
–	spouses must be Joint Owners; or
–	one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary if the sole Owner is a non-individual; or
–	one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary.

•	Qualified Contracts:
–	one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or
–	if the owner is a non-individual, then one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary; or
–
if the owner is a non-individual and we require the non-individual Owner to also be the sole primary Beneficiary, then one spouse must be the Annuitant and the other spouse must be the sole contingent Beneficiary.

You cannot add or replace a Covered Person. However, you can remove a joint Covered Person before the Benefit Date on a Contract Anniversary, or after the Benefit Date on a Benefit Anniversary by completing the appropriate form and sending it to us within 30 days before the anniversary. We process your request on the Contract Anniversary* (or Benefit Anniversary) that occurs immediately after we receive your request in Good Order at our Service Center. Removing a joint Covered Person does not change Lifetime Plus Payments, but it may change your M&E charge. If you remove a joint Covered Person we reserve the right to declare a new additional M&E charge. Any new additional M&E charge cannot be greater than the maximum for your Lifetime Benefit with single Lifetime Plus Payments stated in section 11, Expenses – Optional Benefit Additional M&E Charge. If we change the additional M&E charge, we adjust the number of accumulation units so that the Contract Value on the anniversary that we process your request remains the same. Because the performance of the Investment Options causes the accumulation unit values to fluctuate, the adjustment to the number of accumulation units may be positive or negative.

* Or on the next Business Day if the Contract Anniversary or Benefit Anniversary is not a Business Day.

Once we remove a Covered Person, he or she cannot be reinstated.

•
Following an assignment or change of ownership/Annuitant/Beneficiary, if a Covered Person no longer has the required relationship stated here, he or she is removed from the Contract as a Covered Person. If we remove all Covered Persons from the Contract, your Lifetime Benefit and any Lifetime Plus Payments end.

•
For non-spouse Joint Owners with single Lifetime Plus Payments: If you are no longer spouses on the date of an Owner’s death and the Contract Value is positive, we pay any applicable death benefit to the Beneficiary(s) and the Lifetime Benefit and any Lifetime Plus Payments end. This means Lifetime Plus Payments are no longer available even if a Covered Person is still alive.

•
Joint Covered Persons must continue to qualify as spouses under federal law while your benefit is in effect. Until then, if at any time joint Covered Persons are no longer spouses, you must send us written notice. We either divide the Contract in accordance with any applicable court order or law regarding division of assets upon divorce, or remove a former spouse from the Contract as a Covered Person and also as an Owner, Joint Owner or Annuitant. At this time, we may change the additional M&E charge for your Lifetime Benefit as discussed in section 11, Expenses – Optional Benefit Additional M&E Charge . However, any new additional M&E charge cannot be greater than the maximum stated in section 11, Expenses – Optional Benefit Additional M&E Charge. When we receive notification of an Owner’s death, if we discover that the joint Covered Persons were not federally recognized spouses at the time of death, spousal continuation of the Contract is not available. Therefore, your benefit, any Lifetime Plus Payments and the Contract all end.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

PAYEE
The Payee is the person or entity who receives Annuity Payments during the Annuity Phase. The Owner receives tax reporting on those payments. Generally we require the Payee to be an Owner. However, we may allow you to name a charitable trust, financial institution, qualified plan, or an individual specified in a court order as a Payee subject to our approval. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee.

ASSIGNMENTS, CHANGES OF OWNERSHIP AND OTHER TRANSFERS OF CONTRACT RIGHTS

You can assign your rights under this Contract to someone else during the Accumulation Phase. An assignment may be absolute or limited, and includes changes of ownership, collateral assignments, or any other transfer of specific Contract rights. After an assignment, you may need the consent of the assignee of record to exercise certain Contract rights depending on the type of assignment and the rights assigned.

You must submit your request to assign the Contract in writing to our Service Center and we must approve it in writing. To the extent permitted by state law, we reserve the right to refuse to consent to any assignment at any time on a nondiscriminatory basis. We will not consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation.

Upon our consent, we record the assignment. We are not responsible for the validity or effect of the assignment. We are not liable for any actions we take or payments we make before we receive your request in Good Order and record it. Assigning the Contract does not change, revoke or replace the originally named Annuitant or Beneficiary; if you also want to change the Annuitant or Beneficiary you must make a separate request.

An assignment may be a taxable event. In addition, there are other restrictions on changing the ownership of a Qualified Contract and Qualified Contracts generally cannot be assigned absolutely or on a limited basis. You should consult with your tax adviser before assigning this Contract.

IF YOU HAVE INCOME PROTECTOR OR INCOME FOCUS: An assignment does not change the Covered Person(s). Following an assignment or change of ownership/Annuitant/Beneficiary, if all Covered Persons no longer have the required relationship as stated under “Covered Person(s)” in this section (Owner, Annuitant or sole Beneficiary) your selected benefit and any lifetime payments end. Any existing Contract assignment must be removed before you begin receiving lifetime payments. We may make exceptions to the removal of a Contract assignment in order to comply with applicable law. This means that Lifetime Plus Payments or Income Focus Payments may end even if the Covered Person is still alive.

7. PURCHASE PAYMENTS

PURCHASE PAYMENT REQUIREMENTS

The Contract is no longer offered for sale. In addition, for Contracts issued before August 17, 2009, we no longer accept additional Purchase Payments unless your Contract was issued in Connecticut, Florida, or New Jersey.

The additional Purchase Payment requirements for this Contract are as follows.

•	If you do not have Income Protector, Income Focus, or Investment Protector, you can make additional Purchase Payments of $50 or more during the Accumulation Phase.
•
If you have Income Protector, Income Focus, or Investment Protector, we restrict additional Purchase Payments. Each Rider Year that we allow additional payments you cannot add more than your initial amount without our prior approval. Your initial amount is all Purchase Payments received before the first Quarterly Anniversary of the first Contract Year. A Contract Year is a period of twelve months beginning on the Issue Date or any subsequent Contract Anniversary. A Quarterly Anniversary is the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Anniversary. If you have Income Protector or Income Focus, we do not allow additional payments on or after the Benefit Date. If you have Investment Protector we do not allow additional payments on or after the third Rider Anniversary. A Rider Anniversary is a period of twelve months beginning on the Rider Effective Date or any subsequent Rider Anniversary. A Rider Year is any period of twelve months beginning on the Rider Effective Date or a subsequent Rider Anniversary. If your benefit was effective on the Issue Date, we allow you to add up to the initial amount in the remainder of the first Contract Year (the first Quarterly Anniversary to the last Business Day before the first Contract Anniversary). The minimum additional Purchase Payment we will accept is $50.

If you remove Income Protector, Income Focus or Investment Protector, these restrictions no longer apply.

•	We do not accept additional Purchase Payments on or after the Income Date if you take a Full Annuitization.
•	The maximum total Purchase Payments we accept without our prior approval is $1 million.

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We may, at our sole discretion, waive the minimum Purchase Payment requirements.

If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order. Our Business Day closes when regular trading on the New York Stock Exchange closes.

If you submit a Purchase Payment to your Financial Professional, we do not begin processing the payment until we receive it. A Purchase Payment is “received” when it arrives at our Service Center from the address for mailing checks listed at the back of this prospectus regardless of how or when you submitted them. We forward Purchase Payments we receive at the wrong address to the last address listed at the back of this prospectus, which may delay processing.

For Contracts issued on or after August 17, 2009, we may terminate your ability to make additional Purchase Payments because we reserve the right to decline any or all Purchase Payments at any time on a nondiscriminatory basis. This applies to Contracts issued in all states except those listed in Appendix I. If mandated under applicable law, we may be required to reject a Purchase Payment. If we exercise our right to no longer allow additional Purchase Payments this may limit your ability to fund your Contract’s guaranteed benefits such as Income Protector’s Benefit Base, Income Focus’ Income Values, Investment Protector’s Target Value or the Quarterly Value Death Benefit’s Quarterly Anniversary Value.

ALLOCATION OF PURCHASE PAYMENTS

For Contracts issued before August 17, 2009, we no longer accept additional Purchase Payments unless your Contract was issued in Connecticut, Florida, or New Jersey.

You must allocate your money to the Investment Options in whole percentages. If you have the Bonus Option, we allocate the bonus in the same way as the corresponding Purchase Payment. We allow you to invest in up to 15 Investment Options at any one time. We may change this maximum in the future, but you can always invest in at least five Investment Options.

You can instruct us how to allocate additional Purchase Payments. If you do not instruct us, we allocate them according to your future Purchase Payment allocation instructions. Contract Value transfers between Investment Options do not change your future allocation instructions, or how we rebalance your Contract Value quarterly if you have Income Protector, Income Focus, or Investment Protector. For more information, see section 9, Investment Options – Electronic Investment Option Transfer and Allocation Instructions.

You can change your future allocation instructions at any time without fee or penalty. Future allocation instruction changes are effective on the Business Day we receive them in Good Order at our Service Center. If you change your future allocation instructions and you are participating in the dollar cost averaging program or the flexible rebalancing program, this change does not automatically apply to your allocation instructions for these programs. To change your allocation instructions for these programs, you must send us additional instructions. We accept changes to future allocation instructions from any Owner unless you instruct otherwise. We may allow you to authorize someone else to change allocation instructions on your behalf.

AUTOMATIC INVESTMENT PLAN (AIP)

For Contracts issued before August 17, 2009, AIP is not available unless your Contract was issued in Connecticut, Florida, or New Jersey. AIP is also not available if you have a Qualified Contract that is funding a plan that is tax qualified under Section 401 or 403(b) of the Internal Revenue Code.

The AIP makes additional Purchase Payments during the Accumulation Phase on a monthly or quarterly basis by electronic money transfer from your savings, checking or brokerage account. You can participate in AIP by completing our AIP form. Our Service Center must receive your form in Good Order by the 15th of the month (or the next Business Day if the 15th is not a Business day) in order for AIP to begin that same month. We process AIP Purchase Payments on the 20th of the month, or the next Business Day if the 20th is not a Business Day. We allocate AIP Purchase Payments according to your future allocation instructions. AIP Purchase Payments must comply with the allocation requirements and restrictions stated in this section, including the initial amount if you have Income Protector, Income Focus, or Investment Protector. We must receive your request to stop or change AIP at our Service Center before the end of the last Business Day immediately before the Business Day we process AIP to make the change that month. AIP ends automatically as follows.

•	If you begin Annuity Payments, AIP ends on the last Business Day before the Income Date.
•	If you have Income Protector or Income Focus, AIP ends on the Benefit Date.
•	If you have Investment Protector, AIP ends on the third Rider Anniversary.

We reserve the right to discontinue or modify AIP at any time and for any reason.

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DOLLAR COST AVERAGING (DCA) PROGRAM

The DCA program transfers Contract Value or Bonus Value (Contract Value plus any unvested bonus amounts if you have the Bonus Option) monthly from the AZL Government Money Market Fund to your selected Investment Options. By allocating on a regularly scheduled basis, as opposed to making a one-time allocation, your Contract Value may be less susceptible to market fluctuations. However, dollar cost averaging does not directly result in a Contract Value gain or protect against a market loss.

You can participate in either the six- or twelve-month DCA program by completing our DCA form. You can participate in this program, during the Accumulation Phase, one or more times. There are no fees for DCA transfers and currently, we do not count them as a free transfer. We reserve the right to discontinue or modify the DCA program at any time and for any reason.

If you choose to participate in this program, you must allocate at least $1,500 to the AZL Government Money Market Fund. Each month while the program is in effect, we transfer Contract Value (or Bonus Value, if applicable) applied to the DCA program from the AZL Government Money Market Fund according to your future Purchase Payment allocation instructions.

Information on the AZL Government Money Market Fund can be found in Appendix A – Investment Options Available Under the Contract, including instructions on how to obtain the Investment Option’s prospectus.

We make DCA transfers on the tenth of the month, or the next Business Day if the tenth is not a Business Day. We must receive your DCA form in Good Order at our Service Center before the end of the Business Day that we process these transfers or your participation does not begin until next month.

Your participation ends on the earliest of the following:

•	the Benefit Date that Lifetime Plus Payments begin if you have Income Protector;
•	you request to end the program (your request must be received at our Service Center before the end of the last Business Day immediately before the tenth to end that month);
•	the DCA program period ends (which is either six or twelve months); or
•	your Contract ends.

If the DCA program ends at your request or because you request Lifetime Plus Payments, on the Business Day your program ends we transfer any remaining DCA program Contract Value in the AZL Government Money Market Fund according to your future allocation instructions.

•
For Contracts with Income Protector or Investment Protector, quarterly rebalancing transfers under these benefits do not move Contract Value allocated to the DCA program into or out of the AZL Government Money Market Fund.

•	This program is not available if you have Income Focus.

8. VALUING YOUR CONTRACT

Your Contract Value (and Bonus Value, if applicable) increases and decreases based on Purchase Payments (and any bonus), transfers, withdrawals, deduction of fees and charges, and your selected Investment Options’ performance.

We place Purchase Payments (and any bonus) you allocate to the Investment Options into subaccounts under our Separate Account (Allianz Life Variable Account B). Each subaccount invests exclusively in one Investment Option. We use accumulation units to account for all amounts allocated to or withdrawn from each subaccount. If you request variable Annuity Payments during the Annuity Phase, we call this measurement an annuity unit.

ACCUMULATION UNITS

When we receive a Purchase Payment at our Service Center, we credit your Contract with accumulation units based on the Purchase Payment (and any bonus) amount and daily price (accumulation unit value) for the subaccount of your selected Investment Option. A subaccount’s accumulation unit value is based on the price (net asset value) of the underlying Investment Option. An Investment Option’s net asset value is typically determined at the end of each Business Day, and any Purchase Payment received at or after the end of the current Business Day receives the next Business Day’s price.
We arbitrarily set the initial accumulation unit value for each subaccount. On the Issue Date, the number of accumulation units in each subaccount was equal to the initial Purchase Payment (and any bonus) amount allocated to a subaccount, divided by that subaccount’s accumulation unit value.

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Example

•	On Wednesday, we receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.
•	When the New York Stock Exchange closes on that Wednesday, we determine that the accumulation unit value is $13.25 for your selected Investment Option.

We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with 226.415094 subaccount accumulation units for your selected Investment Option.

At the end of each Business Day, we adjust the number of accumulation units in each subaccount as follows. Additional Purchase Payments (and any bonus) and transfers into a subaccount increase the number of accumulation units. Withdrawals, transfers out of a subaccount, and the deduction of any Contract charge other than the M&E charge decrease the number of accumulation units. The M&E charge reduces the accumulation unit value, not the number of accumulation units.

At the end of each Business Day for each subaccount, we multiply the accumulation unit value at the end of the prior Business Day by the percentage change in value of an Investment Option since the prior Business Day. The percentage change includes both the market performance of the Investment Option and the assessed M&E Charge.

COMPUTING CONTRACT VALUE AND BONUS VALUE

We calculate your Contract Value or Bonus Value (Contract Value plus any unvested bonus amounts if you have the Bonus Option) at the end of each Business Day by multiplying each subaccount’s accumulation unit value by its number of accumulation units, and then adding those results together for all subaccounts. If you have a Bonus Option Contract, we compute your Contract Value by deducting the unvested bonus amount from the Bonus Value. Additional Purchase Payments increase your Contract Value or Bonus Value, withdrawals and Contract charges reduce your Contract Value or Bonus Value. Your Contract Value and Bonus Value (if applicable) on any given Business Day are determined at the end of the prior Business Day. For example, your Contract Value on a Contract Anniversary reflects the number and value of the accumulation units at the end of the prior Business Day.

9. INVESTMENT OPTIONS
Information regarding each Investment Option, including its (i) name, (ii) investment objectives, (iii) investment adviser and any subadviser, (iv) current expenses, and (v) performance is available in Appendix A – Investment Options Available Under the Contract. Each Investment Option has issued a prospectus that contains more detailed information about the Investment Option. You should read the prospectuses for the Investment Options carefully before investing. The Investment Option prospectuses and other information can be found online at [        ]. You can also request this information at no cost by calling [        ], by sending an email request to [        ], or by contacting your Financial Professional.

In the future, we may add, eliminate or substitute Investment Options to the extent permitted by the federal securities laws and, when required, the SEC. Certain Investment Options may not be available to you.

Currently, the Investment Options are not publicly traded mutual funds. They are available only as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. A material conflict of interest may arise between insurance companies, owners of different types of contracts, and retirement plans or their participants. Each Investment Option’s Board of Directors monitors for material conflicts, and determines what action, if any, should be taken to address any conflicts.

The names, investment objectives and policies of certain Investment Options may be similar to the names, investment objectives and policies of other portfolios managed by the same investment advisers. Although the names, objectives and policies may be similar, the Investment Options investment results may be higher or lower than these other portfolios’ results. The investment advisers cannot guarantee, and make no representation, that these similar funds’ investment results will be comparable even though the Investment Options have the same names, investment advisers, objectives, and policies.

Each Investment Option offered by the Allianz Variable Insurance Products Fund of Funds Trust (Allianz VIP Fund of Funds Trust) is a “fund of funds” and diversifies its assets by investing primarily in shares of several other affiliated mutual funds.

The Investment Options may pay 12b-1 fees to the Contracts’ distributor, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. In addition, we may enter into certain arrangements under which we, or

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Allianz Life Financial Services, LLC, are compensated by the Investment Options’ advisers, distributors and/or affiliates for administrative services and benefits we provide to the Investment Options. The compensation amount usually is based on the Investment Options’ aggregate assets purchased through contracts we issue or administer. Some advisers may pay us more or less than others. The maximum service fee we currently receive from any variable investment option in any variable annuity contract we offer is 0.55% annually of the average aggregate amount invested by us in the Investment Options.

The Allianz VIP Fund of Funds Trust underlying funds do not pay 12b-1 fees or service fees to the Trust, and the Trust does not charge 12b-1 fees or service fees. The Allianz VIP Fund of Funds Trust underlying funds or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to you. Service fees may vary depending on the underlying fund.

We offer other variable annuity contracts that may invest in these Investment Options. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.

Through common ownership, we are affiliated with Allianz Investment Management LLC and Pacific Investment Management Company LLC, which serve as adviser or sub-adviser to certain Investment Options as listed in Appendix A – Investment Options Available Under the Contract.

SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENTS

We may substitute another Investment Option for one of your selected Investment Options, for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we do not substitute any shares without SEC approval and providing you notice. We may make substitutions with respect to your existing allocations, future Purchase Payment allocations, or both. New or substitute Investment Options may have different fees and expenses, and their availability may be limited to certain purchaser classes. We may limit further Investment Option allocations if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We may also close Investment Options to additional allocations. The fund companies that sell Investment Option shares to us, pursuant to participation agreements, may end those agreements and discontinue offering us their shares.

TRANSFERS BETWEEN INVESTMENT OPTIONS

You can make transfers between Investment Options, subject to the following restrictions. Currently, there is no maximum number of transfers allowed, but we may change this in the future. Transfers may be subject to a transfer fee as discussed in section 11, Expenses.

The following applies to any transfer.

•
The minimum transfer is $1,000, or the entire Investment Option amount if less. We waive this requirement under the dollar cost averaging and flexible rebalancing programs, and under the allocation and transfer restrictions for Income Protector, Income Focus and Investment Protector.

•	Your request for a transfer must clearly state the Investment Options involved and how much to transfer.
•	If you have an optional living benefit, your transfer instructions must comply with the applicable investment restrictions.
•	Your right to make transfers is subject to the Excessive Trading and Market Timing policy discussed later in this section.
•
Contract Value transfers between Investment Options do not change your future Purchase Payment allocation instructions or how we rebalance your Contract Value quarterly if you have an optional living benefit. To change this quarterly rebalancing when you make a transfer, you must also change your future allocation instructions.

We process transfer requests based on prices next determined after we receive your request in Good Order at our Service Center. If we do not receive your transfer request before the end of the current Business Day, even if due to our delay in answering your call or a delay caused by our electronic systems, you receive the next Business Day’s prices. For jointly owned Contracts, unless you require us to obtain signatures from both Joint Owners, we accept transfer instructions from any Joint Owner. We may also allow you to authorize someone else to request transfers on your behalf.

ELECTRONIC INVESTMENT OPTION TRANSFER AND ALLOCATION INSTRUCTIONS

We use reasonable procedures to confirm that electronic transfer and allocation instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record telephone instructions and log all fax, email and website instructions. We reserve the right to deny any transfer request or allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.

Please note that telephone, fax, email and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider’s, or your Financial Professional’s, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your transfer request or allocation instruction change. Although we

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have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your instructions in writing to our Service Center.

By authorizing electronic instructions, you authorize us to accept and act upon these instructions for your Contract. There are risks associated with electronic communications that do not occur with a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone with your password; we cannot verify that the person providing instructions on the website is you, or is authorized by you.

EXCESSIVE TRADING AND MARKET TIMING

We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.

Frequent transfers, programmed transfers, transfers into and then out of an Investment Option in a short period of time, and transfers of large amounts at one time (collectively referred to as “potentially disruptive trading”) may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.

•
Dilution of the interests of long-term investors in an Investment Option, if market timers or others transfer into an Investment Option at prices that are below their true value, or transfer out at prices above their true value.

•	An adverse effect on portfolio management, such as causing an Investment Option to maintain a higher level of cash or causing an Investment Option to liquidate investments prematurely.
•	Increased brokerage and administrative expenses.

We attempt to protect our Owners and the Investment Options from potentially disruptive trading through our excessive trading and market timing policies and procedures. Under these policies and procedures, we could modify your transfer privileges for some or all of the Investment Options. Unless prohibited by your Contract or applicable state law, we may:

•	Limit transfer frequency (for example, prohibit more than one transfer a week, or more than two a month, etc.).
•	Restrict the transfer method (for example, requiring all transfers be sent by first-class U.S. mail and rescinding electronic transfer privileges).
•
Require a minimum time period between each transfer into or out of the same Investment Option. Our current policy, which is subject to change without notice, prohibits “round trips” within 14 calendar days. We do not include transfers into and/or out of the AZL Government Money Market Fund when available in your Contract. Round trips are transfers into and back out of the same Investment Option, or transfers out of and back into the same Investment Option.

•	Refuse transfer requests made on your behalf by an asset allocation and/or market timing service.
•	Limit the dollar amount of any single Purchase Payment or transfer request to an Investment Option.
•	Prohibit transfers into specific Investment Options.
•	Impose other limitations or restrictions to the extent permitted by federal securities laws.

We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser’s, subadviser’s or our judgment, an Investment Option may be unable to invest effectively in accordance with its investment objectives and policies.

Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine it constitutes disruptive trading, we also impose transfer restrictions. Transfer restrictions may include refusing electronic transfers and requiring all transfers be sent by first-class U.S. mail. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions if we determine, in our sole discretion, that transfers disadvantage other Owners. We notify you in writing if we impose transfer restrictions on you.

We do not include automatic transfers made under any of our programs or Contract features when applying our market timing policy.

We adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by your legitimate interest in diversifying your investment and making periodic asset re-allocations based on your personal situation or overall market conditions. We attempt to protect your interests in making legitimate transfers by providing reasonable and convenient transfer methods that do not harm other Owners.

We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures discussed here. In determining if a transfer is appropriate, we may, but are not required to, take into consideration its relative size, whether it was purely a defensive transfer into the AZL Government

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Money Market Fund, and whether it involved an error or similar event. We may also reinstate electronic transfer privileges after we revoke them, but we do not reinstate these privileges if we believe they might be used for future disruptive trading.

We cannot guarantee the following:

•	Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.
•	Revoking electronic transfer privileges will successfully deter all potentially disruptive trading.

In addition, some of the Investment Options are available to other insurance companies and we do not know if they adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be. Because we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Investment Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.

We may, without prior notice to any party, take whatever action we deem appropriate to comply with any state or federal regulatory requirement. In addition, purchase orders for an Investment Option’s shares are subject to acceptance by that Investment Option’s manager. We reserve the right to reject, without prior notice, any Investment Option transfer request or Purchase Payment if the purchase order is rejected by the investment manager. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we must provide information about you and your trading activities to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of Investment Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.

Investment Options may add or change policies designed to restrict market timing activities. For example, Investment Options may impose restrictions on transfers between Investment Options in an affiliated group if the investment adviser to one or more of the Investment Options determines that the person requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an Investment Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Investment Options’ prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Investment Option restrictions and actions taken by the Investment Options’ managers.

This Contract is not designed for professional market timing organizations, or other persons using programmed, large, or frequent transfers, and we may restrict excessive or inappropriate transfer activity.

We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and how we apply trading restrictions, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. For example, if we determine a person is engaging in potentially disruptive trading, we may revoke that person’s electronic transfer privileges and require all future requests to be sent by first-class U.S. mail. In the alternative, if the disruptive trading affects only a single Investment Option, we may prohibit transfers into or Purchase Payment allocations to that Investment Option. We notify the person or entity making the potentially disruptive trade when we revoke any transfer privileges.

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if others are able to engage in potentially disruptive trading practices that have negative effects.

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FLEXIBLE REBALANCING PROGRAM

Your selected Investment Options’ performance may cause the percentage of Contract Value in each Investment Option to change. Flexible rebalancing can help you maintain your selected allocation percentages. You can direct us to automatically adjust your Contract Value  (and Bonus Value, if applicable) in the Investment Options on a quarterly, semi-annual or annual basis according to your instructions. We make flexible rebalancing transfers on the 20th of the month, or the prior Business Day if the 20th is not a Business Day. We must receive your flexible rebalancing program form in Good Order at our Service Center before the end of the Business Day before we rebalance, or your program does not begin until next month. If you participate in this program, there are no fees for the flexible rebalancing transfers and we do not currently count them as a free transfer. We reserve the right to discontinue or modify the flexible rebalancing program at any time and for any reason. To end this program, we must receive your request at our Service Center before the end of the last Business Day immediately before the 20th to end that month.

This program is not available if you have Income Protector, Income Focus, or Investment Protector.

FINANCIAL ADVISER FEES

If you have an investment adviser and want to pay their fees from this Contract, you can submit a written request to our Service Center on a form satisfactory to us. If we approve your request, we withdraw the fee and pay it to your adviser. We treat this fee payment as a withdrawal, which means a withdrawal charge, federal and state income taxes, and a 10% additional federal tax if you are under age 59 1∕2 may apply. This withdrawal reduces the Contract Value and the amount available under the free withdrawal privilege by the amount withdrawn. It may also reduce your Contract's guaranteed values, such as Income Protector's Benefit Base, by more than the amount withdrawn and these reductions could be significant. If this is a Non-Qualified Contract, a withdrawal will be a taxable withdrawal to the extent that gain exists within the Contract. Financial adviser fees paid from an IRA will not be treated as a taxable withdrawal as long as the annuity contract is solely liable for the payment of the fee. You should consult a tax adviser regarding the tax treatment of adviser fee payments. We reserve the right to discontinue or modify this feature at any time for any reason. Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.

Your investment adviser acts on your behalf, not ours. We are not party to any agreement between you and your financial adviser, nor are we responsible for your financial adviser’s actions. We do not set your adviser’s fee or receive any part of it. Any financial adviser fee you pay is in addition to this Contract’s fees and expenses. You should ask your financial adviser about compensation they receive for this Contract. Allianz Life is not an investment adviser, and does not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.

You can submit a written request to our Service Center on a form satisfactory to us to allow your adviser to make Investment Option transfers on your behalf. However, we reserve the right to review a financial adviser’s trading history before allowing him or her to make transfers. If, in our sole discretion, we believe the adviser's trading history indicates excessive trading, we can deny your request. If we approve it, your financial adviser is subject to the same trading restrictions that apply to Owners. We can deny or revoke trading authority in our sole discretion.

VOTING PRIVILEGES

We legally own the Investment Option shares. However, when an Investment Option holds a shareholder vote that affects your investment, we ask you to give us voting instructions. We then vote all of our shares, including any we own on our behalf, in proportion to those instructions. Because most Owners do not give us instructions and we vote shares proportionally, a small number of Owners may determine a vote’s outcome. If we determine we no longer need to get your voting instructions, we will decide how to vote the shares. Only Owners have voting privileges. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.

We determine your voting interest in an Investment Option as follows:

•
You can provide voting instructions based on the dollar value of the Investment Option’s shares in your Contract’s subaccount. We calculate this value based on the number and value of accumulation/annuity units for your Contract on the record date. We count fractional units.

•	You receive proxy materials and a voting instruction form.

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10. OUR GENERAL ACCOUNT

Our general account holds all our assets other than our separate account assets. We own our general account assets and use them to support our insurance and annuity obligations, other than those funded by our separate accounts. These assets are subject to our general business operation liabilities, and may lose value. Subject to applicable law, we have sole investment discretion over our general account assets.

We have not registered our general account as an investment company under the Investment Company Act of 1940, nor have we registered our general account interests under the Securities Act of 1933. As a result, the SEC has not reviewed our general account prospectus disclosures.

We do not currently offer any general account investment choices during the Accumulation Phase. All guaranteed death and living benefits that are greater than your Contract Value, all bonuses under Bonus Option Contracts, and all fixed Annuity Payments are supported by our general account. The financial obligations supported by our general account are subject to our claims-paying ability and the priority rights of our other creditors.

11. EXPENSES

Contract fees and expenses reduce your investment return and are described in this prospectus in detail.

MORTALITY AND EXPENSE RISK (M&E) CHARGE (BASE CONTRACT EXPENSES)

We calculate and accrue the M&E charge at an annualized rate of the Investment Options’ net asset value on each Business Day during the Accumulation Phase. The base M&E charge varies by Contract class, as follows:
Mortality and Expense Risk (M&E) Charge (as a percentage of each Investment Option’s net asset value)
Base Option	1.40%
Bonus Option	1.70%
Short Withdrawal Charge Option	1.65%
No Withdrawal Charge Option	1.75%

The M&E charge reduces the net asset value that we use to calculate each subaccount’s accumulation unit value during the Accumulation Phase, or each subaccount’s annuity unit value during the Annuity Phase. The net asset value is the price of an underlying Investment Option. For more information on accumulation unit values, see the discussion in section 8, Valuing Your Contract. For more information on Annuity Payments, see the Annuity Payments section of the SAI.
Upon the death of the Owner, we continue to assess a M&E charge of either 1.70% for a Bonus Option Contract, or 1.40% for all other Contract classes, when paying the death benefit under death benefit payment Option B, or with variable Annuity Payments or optional payments under death benefit payment Option C, as noted in section 15, Death Benefit – Death Benefit Payment Options During the Accumulation Phase.
If you select variable Annuity Payments during the Annuity Phase, we assess an M&E charge of either 1.70% for a Bonus Option Contract or 1.40% for all other Contracts.
The Contract allows Partial Annuitization. It is possible for part of your Contract to be in the Accumulation Phase with one M&E charge while another part is in the Annuity Phase with a different M&E charge. For more information, see section 13, The Annuity Phase – Partial Annuitization.
Certain optional benefits have an additional charge that is also assessed as a percentage of each Investment Option’s net asset value. Elsewhere in the prospectus and in your Contract, we refer to these additional charges as additional M&E charges.
The M&E charge compensates us for providing all your Contract’s benefits, including our contractual obligation to make Annuity Payments and certain Contract and distribution expenses. The M&E charge also compensates us for assuming the expense risk that the current charges are less than future Contract administration costs as well as the cost of providing certain features under the Contract. If the M&E charge covers these costs and risks, any excess is profit to us. We anticipate making such a profit.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

OPTIONAL BENEFIT ADDITIONAL M&E CHARGE

Quarterly Value Death Benefit
If you have the Quarterly Value Death Benefit, we deduct an additional M&E charge from your Contract Value during the Accumulation Phase while your benefit is in effect. The additional M&E charge is 0.30%, as a percentage of each Investment Option’s net asset value. This charge compensates us for the risks we assume under the Quarterly Value Death Benefit.
If you have Quarterly Value Death Benefit version 3 and you remove the Additional Required Benefit from your Contract, we stop assessing the additional 0.30% M&E charge for the Quarterly Value Death Benefit after the Additional Required Benefit’s rider termination date. In this instance you will not receive any future lock-ins of quarterly investment gains to your death benefit but you keep any prior lock-ins.

Lifetime Benefits
If you have a Lifetime Benefit, we deduct an additional M&E charge from your Contract Value during the Accumulation Phase while your benefit is in effect as follows. This charge compensates us for the risks we assume under your Lifetime Benefit.

Optional Lifetime Benefits	Contract Version	Available Dates	Current Additional M&E Charge(1) (as a percentage of each Investment Options’ net asset value)		Maximum Additional M&E Charge(1) (as a percentage of each Investment Options’ net asset value)
			No qualifying event, or declined charge increase(2)	Had a qualifying event and accepted increase(2)
Lifetime Plus Benefit	A	5/1/2007 – 1/23/2009
Single Lifetime Plus Payments			0.70%	1.20%	1.50%(3)
Joint Lifetime Plus Payments			0.85%	1.35%	1.65%(4)
Lifetime Plus II Benefit version 2	A	1/26/2009 – 3/31/2009
Lifetime Plus 10 Benefit version 2	A	1/26/2009 – 3/31/2009
Single Lifetime Plus Payments			0.95%	1.20%	1.60%(3)
Joint Lifetime Plus Payments			1.10%	1.35%	1.75%(4)
Lifetime Plus II Benefit version 1	A	11/12/2007 – 1/23/2009
Lifetime Plus 10 Benefit version 1	A	7/17/2008 – 1/23/2009
Single Lifetime Plus Payments			0.80%(5)	1.20%(7)	1.60%(4)
Joint Lifetime Plus Payments			0.95%(6)	1.35%(8)	1.75%(5)

(1)	We assess the additional M&E charge for these optional benefits during the Accumulation Phase while your benefit is in effect and your Contract Value is positive.
(2)
A qualifying event is the reset of a Lifetime Benefit’s Annual Increase, or an automatic annual Lifetime Plus Payment increase, that occurred on or after April 29, 2013. If you have had an annual payment increase, your additional M&E charge does not change until the next fifth Benefit Anniversary. If you have had a qualifying event, you can decline this increase to the additional M&E charge as discussed in this section.

(3)	This is the maximum charge we could impose if you remove a Covered Person or have a qualifying event.
(4)	This is the maximum charge we could impose if you have a qualifying event.
(5)	On the Benefit Date, the M&E charge reduces to 0.70% and the maximum M&E charge reduces to 1.50%.
(6)	On the Benefit Date, the M&E charge reduces to 0.85% and the maximum M&E charge reduces to 1.65%.
(7)	On the Benefit Date, the M&E charge reduces to 1.10% and the maximum M&E charge reduces to 1.50%.
(8)	On the Benefit Date, the M&E charge reduces to 1.25% and the maximum M&E charge reduces to 1.65%.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

Target Date Benefits
If you have a Target Date Benefit, we deduct an additional M&E charge from your Contract Value during the Accumulation Phase while your benefit is in effect as follows. This charge compensates us for the risks we assume under your Target Date Benefit.

Optional Target Date Benefits	Contract Version	Available Dates	Additional M&E Charge(1) (as a percentage of each Investment Options’ net asset value)
Target Date Retirement Benefit	A	3/17/2008 – 1/23/2009	0.40%
Target Date 10 Benefit	A	1/26/2009 – 3/31/2009	0.55%

(1)	We assess the additional M&E charge for these optional benefits during the Accumulation Phase while your benefit is in effect and your Contract Value is positive.

OPTIONAL LIVING BENEFIT RIDER CHARGES

Income Protector, Income Focus, and Investment Protector
If you have Income Protector, Income Focus, or Investment Protector we deduct a rider charge from your Contract Value during the Accumulation Phase while your benefit is in effect and your Contract Value is positive. The rider charge is an annualized rate that is calculated and accrued on a daily basis. It is calculated as a percentage of the Benefit Base for Income Protector, as a percentage of the Total Income Value for Income Focus, and as a percentage of the Target Value for Investment Protector.

We begin calculating and accruing the daily rider charge amount on the day after the Rider Effective Date. We calculate the daily rider charge before we process any additional Purchase Payments or withdrawals. If you have Income Protect, we calculate the daily rider charge on days that are also a Quarterly Anniversary before we increase the Benefit Base for the Annual Increase Percentage or any Contract Value increase. If you have Investment Protector, we calculate the daily rider charge on days that are also a Rider Anniversary before we increase the Target Value for any Contract Value increase. We deduct the rider charge at the end of the last Business Day before each Quarterly Anniversary while your benefit is in effect with the following exceptions.

•	If you withdraw the total Contract Value, we deduct the final rider charge (the total of all daily rider charges we calculated for the current Contract quarter) before processing the withdrawal.
•	If you take a Full Annuitization, we deduct the final rider charge before calculating Annuity Payments.
•	If your benefit ends due to death, we deduct the final rider charge before calculating the death benefit.

Income Protector (Version Identifier)	Available Dates	Rider Charge(1) (as a percentage of the Benefit Base)
		Minimum	Maximum		Current(2)
		Single and Joint Payment	Single Payment	Joint Payment	Single Payment	Joint Payment
(01.17 through 04.20) Contract Version A(3) and B	1/3/2017 – 4/24/2020	0.50%	2.50%	2.75%	1.40%	1.40%
(04.15 through 12.16) Contract Version A(3) and B	4/27/2015 – 1/2/2017	0.50%	2.50%	2.75%	1.30%	1.30%
(10.12) Contract Version A(3) and B	10/15/2012 – 4/24/2015	0.50%	2.50%	2.75%	1.10%	1.10%
(07.12) Contract Version A(3) and B	7/23/2012 – 10/12/2012	0.50%	2.50%	2.75%	1.00%	1.00%
(05.12) Contract Version A(3) and B	4/30/2012 – 7/20/2012	0.50%	2.50%	2.75%	1.40%	1.40%
(01.12) Contract Version A and B	1/23/2012 – 4/27/2012	0.50%	2.50%	2.75%	1.40%	1.40%
(05.11) Contract Version A and B	5/2/2011 – 1/20/2012	0.50%	2.50%	2.75%	1.35%	1.50%
(08.09, 05.10) Contract Version A	7/22/2009 – 4/29/2011	0.50%	2.50%	2.75%	1.35%	1.50%

(1)
If you select the Charge Lock Option rider, the Income Protector’s rider charge is fixed at the rate in effect on the Charge Lock Date. You will continue to pay the rider charge after the Charge Lock Date as long as Income Protector is in effect and your Contract Value is positive.

(2)	The current rider charge may increase or decrease on each Quarterly Anniversary.
(3)	Available on Version A Contracts issued on or after April 1, 2009.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

For information on how we calculate the Benefit Base, see section 16, Income Protector – Benefit Base.

Income Focus (Version Identifier)	Available Dates	Rider Charge(1) (as a percentage of the Total Income Value)
	Minimum	Maximum	Current(2)
(05.12 and 07.12) Contract Version B	4/3/2012 – 4/24/2015	0.50%	2.75%	1.40%

(1)
If you select the Charge Lock Option rider, Income Focus’ rider charge is fixed at the rate in effect on the Charge Lock Date. You will continue to pay the rider charge after the Charge Lock Date as long as Income Focus is in effect and your Contract Value is positive.

(2)	The current rider charge may increase or decrease on each Quarterly Anniversary.

For information on how we calculate the Total Income Value, see Appendix F, Income Focus – Total Income Value.

Investment Protector (Version Identifier)	Available Dates	Rider Charge (as a percentage of the Target Value)
	Minimum	Maximum	Current(2)
(07.13 through 10.16) Contract Version A(1) and B	7/22/2013 – 10/16/2016	0.35%	2.50%	1.30%
(01.12, 07.12) Contract Version A(1) and B	4/30/2012 - 7/9/2013	0.35%	2.50%	1.20%
(01.12) Contract Version A and B	1/23/2012 – 4/27/2012	0.35%	2.50%	1.20%
(05.10) Contract Version A and B	5/3/2010 – 1/20/2012	0.35%	2.50%	1.15%
(08.09) Contract Version A	7/22/2009 – 4/30/2010	0.35%	2.50%	1.05%

(1)	Available on Version A Contracts issued on or after April 1, 2009.
(2)	The current rider charge may increase or decrease on each Quarterly Anniversary.

For information on how we calculate the Target Value, see Appendix G, Investment Protector – Target Value.
We reserve the right to increase or decrease the rider charge on each Quarterly Anniversary, subject to the maximum and minimum. However, in any twelve-month period we cannot increase or decrease the rider charge more than 0.50%. If we increase your rider charge, we notify you in writing at least 30 days in advance to allow you the option of accepting the charge increase, or removing your benefit before the charge increases. Alternatively, if you have Income Protector or Income Focus, you can instead reject this charge increase and all future rider charge changes by selecting the Charge Lock Option rider. The Charge Lock Option rider allows you to keep your benefit at the current rider charge, but with reduced guaranteed values and payments, and no opportunity for future payment increases or future rider charge decreases. The Charge Lock Option rider for Income Protector is discussed in section 16, and for Income Focus is discussed in Appendix F. The Charge Lock Option rider is not available with Investment Protector.
Selecting the Charge Lock Option rider may reduce your benefits significantly, and you may be better off either accepting a rider charge increase, or removing Income Protector or Income Focus from your Contract. If you select the Charge Lock Option rider your Contract Value will continue to fluctuate with Investment Option performance after the Charge Lock Date. The Charge Lock Date is the date after which your Income Protector or Income Focus rider charge does not change. The Charge Lock Option rider may not be available through all broker dealers or as stated in Appendix I. You should consult with your Financial Professional before selecting the Charge Lock Option rider. Once you select the Charge Lock Option rider, you cannot later remove it from your Contract.

We deduct the rider charge on a dollar for dollar basis from the Contract Value. We deduct the rider charge from the Contract Value on each Quarterly Anniversary before we use that Contract Value to compute any of your Contract’s guaranteed values, but we do not treat the deduction of the rider charge as a withdrawal when computing these guaranteed values. Guaranteed values include Income Protector’s Benefit Base, Quarterly Value Death Benefit’s Quarterly Anniversary Value (see section 15), Income Focus’ Total Income Value (see Appendix F), and Investment Protector’s Target Value (see Appendix G). If on a Quarterly Anniversary the Contract Value at the end of the prior Business Day is less than the rider charge, we deduct your total remaining Contract Value to cover the final rider charge and reduce your Contract Value to zero. If the deduction of the final rider charge eliminates your Contract Value, it does not end your Contract, selected benefit, or any lifetime income payments, although we no longer assess or deduct the rider charge.

Changes to the Benefit Base, Total Income Value, or Target Value change the rider charge amount. For example, if you have Income Protector and receive an annual Lifetime Plus Payment increase because the Contract Value increased, both your Benefit Base and daily rider charge amount also increase. Similarly, an Excess Withdrawal decreases both your Benefit Base and daily rider charge amount. An Excess Withdrawal is the amount of any withdrawal you take while you are

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

receiving Lifetime Plus Payments or Income Focus Payments that, when added to other withdrawals taken during the Benefit Year and your annual actual payment, is greater than your annual maximum permitted payment.

This fee compensates us for the benefits provided by Income Protector, Income Focus, and Investment Protector, including your benefit’s guarantees. If the rider charge covers these costs and risks, any excess is profit to us. We anticipate making such a profit.

Example: You elected Income Protector (04.20). On the Quarterly Anniversary your current annual rider charge is 1.40% and your Benefit Base is $116,250 based on an Annual Increase Percentage of 5% (1.25% simple interest quarterly). During the quarter you make no additional Purchase Payments, take no withdrawals and do not begin Lifetime Plus Payments. We calculate the daily rider charge amount for this quarter as follows:

(the Benefit Base) x (annual rider charge ÷ 365) = daily rider charge amount, or: $116,250 x (1.40% ÷ 365) = $4.46

If there are 89 days in the current quarter (which does not include the next Quarterly Anniversary), then the total quarterly rider charge is:

(number of days in the current quarter) x (daily rider charge amount), or: 89 x $4.46 = $396.94

On the last Business Day before the next Quarterly Anniversary we would deduct $396.94 from the Contract Value. Then on the Quarterly Anniversary we would apply the Annual Increase Percentage to the Benefit Base. Assuming the Contract Value is not greater than the Annual Increase after application of simple interest increase, the new Benefit Base for the upcoming quarter would be $117, 500 ($116,250 x 1.25%). We would then use this new Benefit Base to begin computing the daily rider charge for the next quarter on the Quarterly Anniversary as:

(the Benefit Base) x (annual rider charge ÷ 365) = daily rider charge amount, or: $117,500 x (1.40% ÷ 365) = $4.51

If you make an additional Purchase Payment of $15,000 on the 43rd day of the next quarter, your Benefit Base would increase by the amount of the payment to $132,500 ($117,500 + $15,000). We would then use this new Benefit Base to begin computing the daily rider charge for the remainder of the quarter on the next day as:

(the Benefit Base) x (annual rider charge ÷ 365) = daily rider charge amount, or: $132,500 x (1.40% ÷ 365) = $5.08

If there are 92 days in the current quarter (which does not include the next Quarterly Anniversary), then the total quarterly rider charge is:

(number of days in the current quarter) x (daily rider charge amount), or:

(43 x $4.51) + (49 x $5.08) = $193.93+ $248.92 = $442.85

On the last Business Day before the next Quarterly Anniversary we would deduct $442.85 from the Contract Value, then apply the Annual Increase Percentage and lock in any Contract Value increase to the Benefit Base. We would then use this new updated Benefit Base to begin computing the daily rider charge for the next quarter on the next day.

Please note that this example may differ from your actual results due to rounding.

CONTRACT MAINTENANCE CHARGE (ADMINISTRATIVE EXPENSES)

Your annual contract maintenance charge is $50. This charge is for Contract administration and maintenance expenses. We waive this charge as follows:

•
During the Accumulation Phase if the total Contract Value (or Bonus Value, if applicable) for all VisionSM Contracts you own is at least $100,000 at the time we are to deduct the charge. We determine the total Contract Value (or Bonus Value, if applicable) for all individually owned VisionSM Contracts by using the Owner’s social security number, and for non-individually owned VisionSM Contracts we use the Annuitant’s social security number.

•	During the Annuity Phase if the Contract Value on the Income Date is at least $100,000.
•	When paying death benefits under death benefit payment options A, B, or C.

During the Accumulation Phase, we deduct the contract maintenance charge on a dollar for dollar basis from the Contract Value determined at the end of the last Business Day before the Contract Anniversary. If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we deduct the full contract maintenance charge. We do not treat the deduction of the contract maintenance charge as a withdrawal when computing any of your Contract’s guaranteed values. During the Annuity Phase, we deduct the contract maintenance charge proportionately from each Annuity Payment.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

WITHDRAWAL CHARGE

Withdrawal charges may apply to only Base Option, Bonus Option, and Short Withdrawal Charge Option Contracts. There are no withdrawal charges under No Withdrawal Charge Option Contracts.

You can take withdrawals from any part of the Contract that is in the Accumulation Phase. A withdrawal charge applies if any part of a withdrawal comes from a Purchase Payment that is still within the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, which is equal to total Purchase Payments, less any Purchase Payment withdrawn (excluding any penalty-free withdrawals), and less any applicable withdrawal charge. We do not reduce the Withdrawal Charge Basis for any amounts we deduct to pay the transfer fee, contract maintenance charge, or rider charge.

We do not assess a withdrawal charge on penalty-free withdrawals or amounts we deduct to pay Contract charges, other than the withdrawal charge. However, any amounts used to pay a withdrawal charge are subject to a withdrawal charge. Amounts withdrawn to pay investment adviser fees are subject to a withdrawal charge if they exceed the free withdrawal privilege. Penalty-free withdrawals include: withdrawals under the free withdrawal privilege, and waiver of withdrawal charge benefit; payments under our minimum distribution program; Annuity Payments; Lifetime Plus Payments; and Income Focus Payments.

For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a “first-in-first-out” (FIFO) basis and we process withdrawal requests as follows.

1.
First we withdraw from Purchase Payments that are beyond your Contract’s withdrawal charge period (for example, on a Base Option Contract, Purchase Payments we have had for seven or more complete years). This withdrawal is not subject to a withdrawal charge and it reduces the Withdrawal Charge Basis.

2.
Then, if this is a partial withdrawal, we withdraw from the free withdrawal privilege (see section 12, Access to Your Money – Free Withdrawal Privilege). This withdrawal is not subject to a withdrawal charge and it does not reduce the Withdrawal Charge Basis.

3.
Next, on a FIFO basis, we withdraw from Purchase Payments within your Contract’s withdrawal charge period and assess a withdrawal charge. Withdrawing payments on a FIFO basis may help reduce the total withdrawal charge because the charge declines over time. We determine your total withdrawal charge by multiplying each payment by its applicable withdrawal charge percentage and then totaling the charges. This withdrawal reduces the Withdrawal Charge Basis.

4.
Finally we withdraw any Contract earnings. Bonuses (if applicable) and earnings on them are considered Contract earnings for withdrawal charge purposes. This withdrawal is not subject to a withdrawal charge and it does not reduce the Withdrawal Charge Basis.

The withdrawal charge as a percentage of each Purchase Payment withdrawn is as follows.

Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount
	Base Option	Bonus Option	Short Withdrawal Charge Option	No Withdrawal Charge Option
0	8.5%	8.5%	8.5%	0%
1	8.5%	8.5%	7.5%	0%
2	7.5%	8.5%	5.5%	0%
3	6.5%	8%	3%	0%
4	5%	7%	0%	0%
5	4%	6%	0%	0%
6	3%	5%	0%	0%
7	0%	4%	0%	0%
8	0%	3%	0%	0%
9 years or more	0%	0%	0%	0%

Upon a full withdrawal, we first deduct any applicable contract maintenance charge and rider charge before we calculate the withdrawal charge. We deduct any applicable withdrawal charge from the total Contract Value and send you the remaining amount. For a partial withdrawal we deduct the amount you request, plus any applicable withdrawal charge from the total Contract Value. We apply the withdrawal charge to this total amount and we pay you the amount you requested. For partial withdrawals, we deduct the charge proportionately from your selected Investment Options. If a partial withdrawal occurs on a day that we also assess the rider charge and/or contract maintenance charge, we assess these charges in this order after we deduct the withdrawal and any applicable withdrawal charge from the Contract Value.

The withdrawal charge compensates us for expenses associated with selling the Contract.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

Example: You make an initial Purchase Payment of $30,000 on a Base Option Contract and make another Purchase Payment in the first month of the second Contract Year of $70,000. In the third month of the third Contract Year, your Contract Value is $110,000 and you request a $52,000 withdrawal. We withdraw money and compute the withdrawal charge as follows.

1)	Purchase Payments beyond the withdrawal charge period. All payments are still within the withdrawal charge period, so this does not apply.
2)
Amounts available under the free withdrawal privilege. You did not take any other withdrawals this year, so you can withdraw up to 12% of your total payments (or $12,000) without incurring a withdrawal charge.

3)	Purchase Payments on a FIFO basis. We withdraw $30,000 from the first Purchase Payment, which is subject to a 7.5% withdrawal charge, and you receive $27,750. We determine this amount as follows:

(amount withdrawn) x (1 – withdrawal charge) = the amount you receive, or:
$30,000 x 0.925 = $27,750.

Next we withdraw from the second Purchase Payment. So far, you received $39,750 ($12,000 under the free withdrawal privilege and $27,750 from the first Purchase Payment), so we withdraw $12,250 from the second Purchase Payment to equal the $52,000 you requested. The second Purchase Payment is subject to an 8.5% withdrawal charge. We calculate the total amount withdrawn and its withdrawal charge as follows:

(the amount you receive) ÷ (1 – withdrawal charge) = amount withdrawn, or:
$12,250 ÷ 0.915 = $13,388

4)	Contract earnings. We already withdrew your requested amount, so this does not apply.

In total we withdrew $55,388 from your Contract, of which you received $52,000 and paid a withdrawal charge of $3,388.

Reduction or Elimination of the Withdrawal Charge

We may reduce or eliminate the withdrawal charge if the Contract was sold under circumstances that reduced its sales expenses. We will implement this withdrawal charge reduction or elimination in a nondiscriminatory manner. For example, if a large group of individuals purchased Contracts or if a purchaser already had a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life or any of its affiliates. Also, we may reduce or eliminate the withdrawal charge if a Contract was sold by a Financial Professional appointed with Allianz Life to any members of his or her immediate family and the Financial Professional waived their commission. We must pre-approve any withdrawal charge reduction or elimination.

•	-	-	-	We do not reduce the Withdrawal Charge Basis for penalty-free withdrawals or the deduction of Contract fees and expenses other than the withdrawal charge. This means that upon a full withdrawal, if your Contract Value is less than your remaining Purchase Payments that are still subject to a withdrawal charge we will assess a withdrawal charge on more than the amount withdrawn. This can occur because your Contract Value was reduced for:
prior penalty-free withdrawals
deductions of Contract fees and expenses other than the withdrawal charge, and/or poor performance.
This also means that upon a full withdrawal you may not receive any money.
•
Withdrawals may have tax consequences and, if taken before age 59½, may be subject to a 10% additional federal tax. For tax purposes in most instances, withdrawals from Non-Qualified Contracts are considered to come from the earnings first, not Purchase Payments.

•	Partial Annuitizations reduce each Purchase Payment and the Withdrawal Charge Basis proportionately by the percentage of Contract Value you annuitize.

TRANSFER FEE

The first twelve transfers every Contract Year are free. After that, we deduct a $25 transfer fee for each additional transfer. We count all transfers made in the same Business Day as one transfer. The following do not count against the free transfers we allow and are not subject to a transfer fee: dollar cost averaging transfers, flexible rebalancing transfers, or quarterly rebalancing transfers under Income Protector, Income Focus, or Investment Protector. The transfer fee continues to apply under death benefit payment Option B, and with variable Annuity Payments or optional payments under death benefit payment Option C as noted in section 15, Death Benefit – Death Benefit Payment Options During the Accumulation Phase.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct it during the Annuity Phase. We deduct the transfer fee on a dollar for dollar basis from the Contract Value determined at the end of the Business Day that we process the transfer request. If you are transferring from multiple Investment Options, we deduct this fee proportionately from the Investment Options from which the transfer is made. If you transfer the total amount in an Investment Option, we deduct a transfer fee from the amount transferred. We do not treat the deduction of the transfer fee as a withdrawal when computing any of your Contract’s guaranteed values.

PREMIUM TAX

Premium tax is based on your state of residence at the time you make each Purchase Payment. In states that assess a premium tax, we do not currently deduct it from the Contract, although we reserve the right to do so in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.

INCOME TAX

Currently, we do not deduct any Contract related income tax we incur, although we reserve the right to do so in the future.

INVESTMENT OPTION EXPENSES

Charges are deducted from and expenses paid out of the assets of the Investment Options are described in the prospectuses for the Investment Options.
These expenses reduce the Investment Options’ performance and, therefore, negatively affect your Contract Value and any guaranteed values or payments based on Contract Value. The Investment Options’ provided us with the expense information included in this prospectus and we did not independently verify it.

12. ACCESS TO YOUR MONEY

The money in your Contract is available under the following circumstances:

•	by withdrawing your Contract Value;
•	by withdrawing the Target Value on the last Business Day before a Target Value Date (the date we guarantee your Contract Value cannot be less than the Target Value) if you have Investment Protector;
•	by taking Lifetime Plus Payments if you have Income Protector;
•	by taking Income Focus Payments if you have Income Focus;
•	by taking required minimum distributions (Qualified Contracts only) as discussed in “Minimum Distribution Program and Required Minimum Distribution (RMD) Payments” later in this section;
•	by taking Annuity Payments; or
•	when we pay a death benefit.

You can take withdrawals from any part of the Contract that is in the Accumulation Phase. We process withdrawal requests based on values next determined after receipt of the request in Good Order at our Service Center. Values are normally determined at the end of each Business Day. We process any withdrawal request received at or after the end of the current Business Day using values determined on the next Business Day.

Any partial withdrawal must be for at least $500.* The Contract Value after a partial withdrawal must be at least $2,000.** We reserve the right to treat a partial withdrawal that reduces the Contract Value below this minimum as a full withdrawal.

*	Does not apply to Lifetime Plus Payments, Income Focus Payments, systematic withdrawals, or required minimum distributions.
**	Does not apply to Lifetime Plus Payments or Income Focus Payments.

We deduct any partial withdrawal (including any withdrawal charge) proportionately from each Investment Option unless you provide us with alternate instructions. If you have Income Protector, Income Focus, or Investment Protector, and take a partial withdrawal from specific Investment Options, the benefit’s quarterly rebalancing feature moves money back into those Investment Options at the end of the quarter unless you also change your future Purchase Payment allocation instructions.

If you have the Bonus Option and you have multiple bonuses, we reduce the oldest unvested bonus first (see section 17, Additional Information About Bonus Option Contracts). Partial withdrawals in excess of the free withdrawal privilege reduce unvested bonus amounts by the percentage of the Contract Value withdrawn, as shown in the following example.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

When you take a full withdrawal, we process your request on the Business Day we receive it in Good Order at our Service Center as follows:

•	total Contract Value determined at the end of the day,
•	less any final rider charge if you have Income Protector, Income Focus or Investment Protector,
•	less any withdrawal charge, and
•	less any contract maintenance charge.

See section 3, Fee Tables and section 11, Expenses for a discussion of these charges.

We pay withdrawals within seven days of receipt of your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the discussion later in this section).

•	Ordinary income taxes, tax penalties and certain restrictions may apply to any withdrawal you take.
•	Joint Owners: We send one check payable to both Joint Owners and we tax both Joint Owner's based on the age of the older Joint Owner.
•
We may be required to provide information about you or your Contract to government regulators. We may also be required to stop Contract disbursements and thereby refuse any transfer requests, and refuse to pay any withdrawals, surrenders, or death benefits until we receive instructions from the appropriate regulator. If, pursuant to SEC rules, the AZL Government Money Market Fund suspends payment of redemption proceeds in connection with a fund liquidation, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the AZL Government Money Market Fund subaccount until the fund is liquidated.

•
For Contracts with Investment Protector: The Target Value is only guaranteed to be available on the last Business Day before each Target Value Date. Beginning on the next Business Day, your Contract Value fluctuates based on your selected Investment Options’ performance, and this is the value available to you upon withdrawal. We notify you in writing at least 30 days in advance of your initial Target Value Date to allow you to decide if you want to take a withdrawal and/or continue your Contract until the next Target Value Date.

Example

•	You purchased a Bonus Option Contract, made an initial Purchase Payment of $100,000 and received a $6,000 bonus.
•
You request a $50,000 partial withdrawal (not including the withdrawal charge) during the first Contract Year when the withdrawal charge is 8.5%. On the day of (but before) the partial withdrawal, your Contract Value is $110,600, the Bonus Value is $116,600, and your free withdrawal privilege is $12,000. Your bonus is not vested.

Calculating the total withdrawal charge:
Amount requested that is subject to a withdrawal charge (amount requested minus the free withdrawal privilege) = $50,000 – $12,000 =	$ 38,000.00
Divided by (1 minus the withdrawal charge percentage) = 1 – 0.085 =	÷ 0.915
Total amount subject to a withdrawal charge	$ 41,530.05
Total withdrawal charge (amount withdrawn minus the amount requested) = $41,530.05 – $38,000.00 =	$ 3,530.05

Reducing the Contract Value:
Contract Value on the day of (but before) the partial withdrawal	$110,600.00
Minus the total amount withdrawn (amount requested plus the total withdrawal charge) = $50,000.00 + $3,530.05 =	– 53,530.05
Contract Value after the partial withdrawal	$ 57,069.95

Reducing the unvested bonus:
Amount of the unvested bonus	$ 6,000.00
Multiplied by the result of the total amount withdrawn, minus the free withdrawal privilege, divided by the Contract Value on the day of (but before) the partial withdrawal = ($53,530.05 – $12,000) / $110,600 =
X 0.375
Reduction in the unvested bonus due to the partial withdrawal (0.375 x $6,000)	$ 2,250
Unvested bonus after the partial withdrawal = $6,000 – $2,250 =	$ 3,750

FREE WITHDRAWAL PRIVILEGE

Each Contract Year you can withdraw up to 12% of your total Purchase Payments without incurring a withdrawal charge (the free withdrawal privilege). Any unused free withdrawal privilege in one Contract Year is not added to the amount available next year. Withdrawals of Purchase Payments that are beyond the withdrawal charge period are not subject to a

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withdrawal charge and do not reduce your free withdrawal privilege. Required minimum distribution payments are not subject to a withdrawal charge, but do reduce your free withdrawal privilege.

The free withdrawal privilege is not available upon a full withdrawal, or while you are receiving Lifetime Plus Payments or Income Focus Payments.

SYSTEMATIC WITHDRAWAL PROGRAM

The systematic withdrawal program can provide automatic withdrawal payments to you. You can request to receive these withdrawal payments monthly, quarterly, semi-annually or annually. However, if your Contract Value is less than $25,000, we only make annual payments. There is no minimum or maximum on the amount you can withdraw under this program. We make systematic withdrawals on the ninth of the month, or the prior Business Day if the ninth is not a Business Day. We must receive your systematic withdrawal program form instructions in Good Order at our Service Center before the end of the Business Day before we process these withdrawals, or your program does not begin until the next month. This program ends at your request or when you withdraw your total Contract Value. However, we reserve the right to discontinue or modify the systematic withdrawal program at any time and for any reason.

•	During the withdrawal charge period (if applicable), systematic withdrawals in excess of the free withdrawal privilege are subject to a withdrawal charge.
•	Ordinary income taxes and tax penalties may apply to systematic withdrawals.
•	The systematic withdrawal program is not available while you are receiving required minimum distribution payments, Lifetime Plus Payments, or Income Focus Payments.

MINIMUM DISTRIBUTION PROGRAM AND REQUIRED MINIMUM DISTRIBUTION (RMD) PAYMENTS

If you own an IRA or SEP IRA Contract, you can participate in the minimum distribution program during the Accumulation Phase. Under this program, we make payments to you designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for this Qualified Contract. RMD payments are not subject to a withdrawal charge, but they reduce the free withdrawal privilege during the Contract Year. We can make payments to you on a monthly, quarterly, semi-annually or annually. However, if your Contract Value is less than $25,000, we only make annual payments. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. We make RMD payments on the ninth of the month, or the prior Business Day if the ninth is not a Business Day. We must receive your program form instructions in Good Order at our Service Center before the end of the Business Day before we process these payments, or your program does not begin until the next month.

When you request Lifetime Plus Payments or Income Focus Payments, we ask for instructions regarding your RMD needs for this Contract. If you choose to use these payments to satisfy your RMD needs, we determine whether this calendar year’s total RMD has been satisfied by your Lifetime Plus Payments or Income Focus Payments and any Excess Withdrawals. If the RMD amount for this Contract has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal and it is not subject to a withdrawal charge. For more information, see section 16, Income Protector: Calculating Your Lifetime Plus Payments, or Appendix F – Income Focus: Calculating Your Income Focus Payments.

We reserve the right to discontinue or modify the minimum distribution program subject to the requirements of law.

The minimum distribution program is not available while you are receiving systematic withdrawals.

WAIVER OF WITHDRAWAL CHARGE BENEFIT

After the first Contract Year, if any Owner becomes confined to a nursing home for a period of at least 90 consecutive days and a physician certifies that continued confinement is necessary, you can take withdrawals and we waive the withdrawal charge. This waiver is not available if any Owner was confined to a nursing home on the Issue Date. We base this benefit on the Annuitant for non-individually owned Contracts. We must receive proof of confinement in Good Order for each withdrawal before we waive the withdrawal charge.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone transfers or payments for withdrawals* for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;

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•
an emergency (as determined by the SEC) exists as a result of which disposal of the Investment Option shares is not reasonably practicable or we cannot reasonably value the Investment Option shares; or

•	during any other period when the SEC, by order, so permits for the protection of Owners.

*	Including Lifetime Plus Payments, Income Focus Payments, Excess Withdrawals and Cumulative Withdrawals.

13. THE ANNUITY PHASE

Prior to annuitization, you can surrender your Contract and receive your total Contract Value. Annuity Payments offer a guaranteed income stream with certain tax advantages and are designed for Owners who are not concerned with continued access to Contract Value.

You can apply your Contract Value to regular periodic annuity payments (Annuity Payments). The Payee receives the Annuity Payments. You receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)’ age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)’ age or gender, we pay the amount that would have been paid at the true age or gender.

CALCULATING YOUR ANNUITY PAYMENTS

We base Annuity Payments upon the following:

•	The Contract Value on the Income Date.
•	Whether you request fixed payments, variable payments, or a combination of both fixed and variable Annuity Payments.
•	The age of the Annuitant and any joint Annuitant on the Income Date.
•	The gender of the Annuitant and any joint Annuitant where permitted.
•	The Annuity Option you select.
•	Your Contract’s mortality table.

We guarantee the dollar amount of fixed Annuity Payments and this amount does not change during the entire annuity payout option period that you selected, except as provided under Annuity Option 3. Variable Annuity Payments are not predetermined and the dollar amount changes with your selected Investment Options’ investment experience.

VARIABLE OR FIXED ANNUITY PAYMENTS

You can request Annuity Payments under Annuity Options 1-5 as:

•	a variable payout,
•	a fixed payout, or
•	a combination of both.

After the Income Date, you cannot make a transfer from a fixed Annuity Payment stream to variable, but you can transfer from a variable Annuity Payment stream and establish a new fixed Annuity Payment stream.

We base fixed Annuity Payments on your Contract’s interest rate and mortality table or current rates, if higher.

The dollar amount of variable Annuity Payments depends on the assumed investment rate (AIR) you select and your selected Investment Options’ performance. You can choose a 3%, 5% or 7% AIR. Using a higher AIR results in a higher initial variable Annuity Payment, but future payments increase more slowly and decrease more rapidly. If your Investment Options’ actual performance exceeds your selected AIR, variable Annuity Payments increase. Similarly, if the actual performance is less than your selected AIR, variable Annuity Payments decrease.

If you choose a variable payout, you can invest in up to 15 Investment Options. We may change this in the future, but we will always allow you to invest in at least five Investment Options. If you do not instruct us, we base variable Annuity Payments on your future Purchase Payment allocation instructions. Currently, we require your initial Annuity Payment to be $100 or more.

ANNUITY PAYMENT OPTIONS

You can choose one of the Annuity Options described below or any other payment option to which we agree. After Annuity Payments begin, you cannot change the Annuity Option.

Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Income Date, the Payee may receive less than your investment in the Contract.

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Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant, with payments for a minimum guaranteed period that you select.

Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% selected by the Owner when he or she chose this Annuity Payment option. If both Annuitants die shortly after the Income Date, the Payee may receive less than your investment in the Contract.

Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant, with payments for a minimum guaranteed period that you select.

Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund equals the amount applied to this Annuity Option minus the total paid under this option. For variable Annuity Payments, your total refund is the sum of your selected Investment Options’ refunds. Each Investment Option’s refund is equal to the value of the difference of the annuity units applied to this Annuity Option and allocated to that Investment Option minus the total number of annuity units paid from that Investment Option. The dollar value of these annuity units fluctuates based on your selected Investment Options’ performance.

Under Annuity Options 1, 3, and 5, if all Annuitants die on or after the Income Date and before we send the first Annuity Payment, we will cancel Annuity Payments and upon receipt of a Valid Claim, we will pay the amount applied to the selected Annuity Option to the surviving individual Owner, or the Beneficiary(s) if there is no surviving Owner. If the Owner is a non-individual, we pay the Owner.

After the Annuitant’s death under Annuity Option 2, or the last surviving joint Annuitant's death under Annuity Option 4, we make Annuity Payments during the remaining guaranteed period in the following order based on who is still alive: the Payee, any surviving original Owner, the last surviving Owner’s Beneficiaries, or to the last surviving Owner’s estate if there are no remaining or named Beneficiaries.

Annuity Payments are usually lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant are lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates are lower than annual payout rates, payout rates for a 20-year guaranteed period are less than payout rates for a 10-year guaranteed period, and payout rates for a 50-year-old Annuitant are less than payout rates for a 70-year-old Annuitant.

If you do not choose an Annuity Option before the Income Date, we make variable Annuity Payments to the Payee under Annuity Option 2 with five years of guaranteed monthly payments.

WHEN ANNUITY PAYMENTS BEGIN

Annuity Payments begin on the Income Date. Your scheduled Income Date is the first day of the calendar month following the later of: a) the Annuitant’s 90th birthday, or b) the tenth Contract Anniversary and is stated in your Contract. An earlier Income Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for a different, earlier or later Income Date, but any such request is subject to applicable law and our approval. An earlier or later Income Date may not be available to you depending on the Financial Professional you purchased your Contract through and your state of residence. Your Income Date must be the first day of a calendar month at least two years after the Issue Date. The Income Date cannot be later than what is permitted under applicable law. If we require you to take a Full Annuitization while you are receiving Lifetime Plus Payments or Income Focus Payments, which may occur as early as age 90 or as late as age 100, we provide an annuity option with payments at least equal to the payments you are then receiving as described next.

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If on the Income Date your Contract Value is greater than zero, you must take a Full Annuitization. We notify you of your available options in writing 60 days in advance, including the option to extend your Income Date if available. If on your Income Date you have not selected an Annuity Option, we make variable payments under Annuity Option 2 with five years of guaranteed monthly payments. Upon Full Annuitization you no longer have Contract Value or a death benefit, and you cannot receive any other periodic withdrawals or payments other than Annuity Payments.

•
For Contracts with Income Protector or Income Focus: If on the Income Date your Contract Value is greater than zero, you are receiving Lifetime Plus Payments or Income Focus Payments, and we require you to take a Full Annuitization, we make the following guarantee if you take fixed Annuity Payments under Annuity Option 1 or 3.

For single Lifetime Plus Payments or Income Focus Payments, if you choose Annuity Option 1 (Life Annuity) where the sole Annuitant is the sole Covered Person, then your fixed Annuity Payments equals the greater of:
- annual fixed Annuity Payments under Annuity Option 1 based on the Contract Value; or
- the current annual maximum Lifetime Plus Payment or Income Focus Payment available to you.
For joint Lifetime Plus Payments or Income Focus Payments, if you choose Annuity Option 3 (Joint and Last Survivor Annuity) with Annuity Payments to continue at a level of 100% to the surviving joint Annuitant, and both joint Annuitants are the joint Covered Persons, then your fixed Annuity Payments equals the greater of:
- annual fixed Annuity Payments under Annuity Option 3 based on the Contract Value; or
- the current annual maximum Lifetime Plus Payment or Income Focus Payment available to you.
However, if you select any other Annuity Option, or if you choose to take variable Annuity Payments, this guarantee does not apply.
If you have a Non-Qualified Contract, these Annuity Payments will receive the benefit of the exclusion ratio, which causes a portion of each Annuity Payment to be non-taxable as described in section 1218, Taxes – Taxation of Annuity Contracts.

PARTIAL ANNUITIZATION

Only a sole Owner can take Partial Annuitizations under Annuity Options 1, 2, or 5. The Owner must be the Annuitant and we do not allow joint Annuitants. You cannot take a new Partial Annuitization while receiving Lifetime Plus Payments or Income Focus Payments. We allow you to annuitize less than your total Contract Value in a Partial Annuitization. If you take a Partial Annuitization, your Contract is in both the Accumulation and Annuity Phases at the same time. We allow one Partial Annuitization every twelve months, up to a maximum of five. If you have four Partial Annuitizations and want a fifth, you must take a Full Annuitization of the total remaining Contract Value. You cannot add Contract Value to the part of a Contract that has been partially annuitized, or transfer values that have been partially annuitized to any other part of the Contract. If you take variable Annuity Payments under a Partial Annuitization, any Investment Option transfer instructions you give us apply equally to the accumulation and annuitization portions of the Contract. You cannot make Investment Option transfers selectively within different portions of the Contract. Partial Annuitizations are not subject to a withdrawal charge (if applicable), but they decrease the Contract Value, Withdrawal Charge Basis, death benefit, and any of your Contract’s guaranteed values.

A Partial Annuitization on a Non-Qualified Contract receives the same income tax treatment as a Full Annuitization. However, this income tax treatment does not apply to a Partial Annuitization on a Qualified Contract. You should consult a tax adviser before requesting a Partial Annuitization.

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14. BENEFITS AVAILABLE UNDER THE CONTRACT

The following tables summarize information about the benefits available under the Contract.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Automatic Investment Plan (AIP)	Allows you to make automatic Purchase Payments by electronic money transfer from your savings, checking, or brokerage account.
• Only available during the Accumulation Phase.
• Not available to Contracts issued before August 17, 2009, unless your Contract was issued in Connecticut, Florida, or New Jersey.
• Not available to certain Qualified Contracts.
• Payments must be on a monthly or quarterly basis.
• Subject to applicable Purchase Payment restrictions.
• We reserve the right to discontinue or modify.

Dollar Cost Averaging (DCA) Program	Allows you to make automatic transfers from the money market Investment Option to your selected Investment Options over a 6- or 12-month term.
• Only available during the Accumulation Phase.
• Not available to Contracts with Income Protector if Lifetime Plus Payments have begun.
• Not available to Contracts with Income Focus.
• Must allocate at least $1,500 to the AZL Government Money Market Fund to enroll.
• Program transfers only on a monthly basis.
• Program transfers do not count against transfer limitations.
• We reserve the right to discontinue or modify.

Flexible Rebalancing Program	Provides for automatic transfers among the Investment Options to help you maintain your selected allocation percentages among the Investment Options.
• Only available during the Accumulation Phase.
• Not available to Contracts with Income Protector, Income Focus, or Investment Protector.
• Rebalancing may be on a quarterly, semi-annual, or annual basis only
• Program transfers do not count against transfer limitations.
• We reserve the right to discontinue or modify.

Systematic Withdrawal Program	Allows you to take automatic withdrawals from your Contract.
• Only available during the Accumulation Phase.
• Not available if you are participating in minimum distribution program or receiving Lifetime Plus Payments or Income Focus Payments.
• Program withdrawals may be monthly, quarterly, semi-annual or annual, unless you have less than $25,000 in Contract Value, in which case only annual withdrawals are available.
• Program withdrawals count against free withdrawal privilege.
• Program withdrawals may be subject to withdrawal charges and income taxes, including a 10% additional federal tax if taken before age 59 ½.
• We reserve the right to discontinue or modify.

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Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Minimum Distribution Program	Allows you to automatically take withdrawals to satisfy the minimum distribution requirements imposed by the Internal Revenue Code for a Qualified Contract.
• Only available during the Accumulation Phase.
• Only available to IRA or SEP IRA Contracts.
• Not available if you are participating in systematic withdrawal program.
• Program withdrawals may be monthly, quarterly, semi-annual or annual, unless you have less than $25,000 in Contract Value, in which case only annual withdrawals are available.
• Program withdrawals count against free withdrawal privilege.
• Program withdrawals are not subject to withdrawal charges, but may be subject to income taxes, including a 10% additional federal tax if taken before age 59 ½.
• We reserve the right to discontinue or modify subject to the requirements of law.

Financial Adviser Fees	If you have an investment adviser and want to pay their adviser fees from this Contract, you can instruct us to withdraw the fee from your Contract and pay it to your adviser.
• Only available during the Accumulation Phase.
• Adviser fees are in addition to the Contract’s fees and expenses.
• Deductions for adviser fees are treated as withdrawals under the Contract.
• Program withdrawals count against free withdrawal privilege.
• Program withdrawals may be subject to withdrawal charges and income taxes, including a 10% additional federal tax if taken before age 59 ½.
• We reserve the right to discontinue or modify.

Waiver of Withdrawal Charge Benefit	Waives withdrawal charges under a Base Option, Bonus Option, or Short Withdrawal Charge Option Contract if you become confined to a nursing home.
• Only available during the Accumulation Phase.
• Confinement must be for at least 90 consecutive days.
• Requires physician certification.
• Not available if any Owner was confined to a nursing home on the Issue Date.
• Program withdrawals count against free withdrawal privilege.
• Program withdrawals are not subject to withdrawal charges, but may be subject to income taxes, including a 10% additional federal tax if taken before age 59 ½.
• State variations may apply.

Traditional Death Benefit	Provides a death benefit equal to the greater of Contract Value or total Purchase Payments adjusted for withdrawals.
• Only available during the Accumulation Phase.
• Withdrawals may significantly reduce or end the benefit.
• Restrictions on Purchase Payments may limit the benefit.
• Fully annuitizing the Contract will end the benefit.
• For Bonus Option Contracts, (i) unvested bonuses are not included in Contract Value; (ii) no bonuses are included as part of Purchase Payments.

Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Quarterly Value Death Benefit
Provides a death benefit equal to the greater of Contract Value or the Quarterly Anniversary Value. The benefit is designed to potentially lock-in quarterly investment gains during the Accumulation Phase.
0.30% (as a percentage of each Investment Option’s net asset value)
• Replaces the Traditional Death Benefit if elected.
• Only available during the Accumulation Phase.
• Withdrawals may significantly reduce or end the benefit.
• Withdrawals reduce the likelihood of lock-ins.
• Quarterly Value Death Benefit version 2 and version 3 required the election of an Additional Required Benefit. Removing the Additional Required Benefit may reduce the Quarterly Value Death Benefit.
• Cannot be removed from the Contract.
• Full Annuitization of the Contract will end the benefit.
• For Bonus Option Contracts, unvested bonus amounts are not included in benefit values. No bonus amounts (including vested amounts) are included in benefit values based on Purchase Payments.

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Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Income Protector
Guaranteed minimum lifetime withdrawal benefit providing for guaranteed yearly withdrawals / payments until the death of the Covered Person(s) if conditions are satisfied.
Also includes:
• A quarterly lock-in feature (Quarterly Anniversary Value) and a quarterly simple interest reset feature (Annual Increase) that may increase the Benefit Base before the Benefit Date.
• An automatic annual Lifetime Plus Payment increase feature that may increase payments after the Benefit Date.

2.50% for single payments 2.75% for joint payments (as a percentage of the Benefit Base)
• Only available during the Accumulation Phase.
• Additional Purchase Payments are subject to further restrictions.
• Investment restrictions limit available Investment Options.
• Investments will be automatically rebalanced quarterly.
• Early and Excess Withdrawals may significantly reduce or end the benefit.
• Lifetime Plus Payments may not begin until after the relevant Covered Person reaches age 60 (age 65 for version 08.09) and must begin before age 91.
• Quarterly Anniversary Value and Annual Increase features are subject to limitations and are unavailable after the Benefit Date.
• If you take less than your annual maximum Lifetime Plus Payment in a Benefit Year, you are ineligible for a potential automatic annual Lifetime Plus Payment increases. A Benefit Year is a period of twelve months beginning on the Benefit Date or any subsequent Benefit Anniversary.
• If we increase the current rider charge, you may be able to reject the increase but doing so will significantly reduce the benefit.
• After the Benefit Date: no new Partial Annuitizations; no additional Purchase Payments; no AIP, systematic withdrawal, or DCA programs; and no free withdrawal privilege (Lifetime Plus Payments are not subject to withdrawal charges).
• Full Annuitization of the Contract will end the benefit, but you may be able to annuitize your annual maximum Lifetime Plus Payment.
• For Bonus Option Contracts, unvested bonus amounts are not included in benefit values. No bonus amounts (including vested amounts) are included in benefit values based on Purchase Payments.
• State variations may apply.

Income Focus
Guaranteed minimum lifetime withdrawal benefit providing for guaranteed yearly withdrawals / payments until the death of the Covered Person(s) if conditions are satisfied.
Also includes a Performance Increase feature that may increase the benefit before or after the Benefit Date.
2.75% for single Payments 2.95% for joint Payments (as a percentage of the Total Income Value)
• Only available during the Accumulation Phase.
• Additional Purchase Payments are subject to further restrictions.
• Investment restrictions limit available Investment Options.
• Investments will be automatically rebalanced quarterly.
• Early and Excess Withdrawals may significantly reduce or end the benefit.
• Income Focus Payments may not begin until the relevant Covered Person reaches age 60 and must begin before age 91.
• Performance Increase feature is subject to limitations.
• If you take less than your annual maximum Income Focus Payment in a Benefit Year, you are ineligible for a potential Performance Increase.
• If we increase the current rider charge, you may be able to reject the increase but doing so will significantly reduce the benefit.
• After the Benefit Date: no new Partial Annuitizations; no additional Purchase Payments; no AIP or systematic withdrawal programs; and no free withdrawal privilege (Income Focus Payments are not subject to withdrawal charges).
• Full Annuitization of the Contract will end the benefit, but you may be able to annuitize your annual maximum Income Focus Payment.
• For Bonus Option Contracts, unvested bonus amounts are not included in benefit values. No bonus amounts (including vested amounts) are included in benefit values based on Purchase Payments.
• State variations may apply.

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Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Lifetime Plus Benefit
Guaranteed minimum lifetime withdrawal benefit providing for guaranteed yearly withdrawals / payments until the death of the Covered Person(s) if conditions are satisfied.
Also includes:
• A quarterly lock-in feature (Quarterly Anniversary Value) and an annual compound interest reset feature (5% Annual Increase and Enhanced 10-Year Value) that may increase the benefit before the Benefit Date.
• An automatic annual Lifetime Plus Payment increase feature that may increase payments after the Benefit Date.
• A Cumulative Withdrawal Benefit that allows you to access prior years’ annual maximum Lifetime Plus Payments that were not withdrawn.

1.50% for single payments 1.65% for joint payments (as a percentage of each Investment Option’s net asset value)
• Only available during the Accumulation Phase.
• Investment restrictions limit available Investment Options.
• Investments will be automatically rebalanced quarterly.
• Early and Excess Withdrawals may significantly reduce or end the benefit.
• Lifetime Plus Payments may not begin until the relevant Covered Person reaches age 50 and must begin before age 91.
• Quarterly Anniversary Value, 5% Annual Increase, and Enhanced 10-Year Value features are subject to limitations and are unavailable after the Benefit Date.
• 5% Annual Increase resets are manual (you must request them) and will increase the additional M&E charge by 0.50%.
• Cumulative Withdrawal Value is excluded from the death benefit.
• If you take less than your annual maximum Lifetime Plus Payment in a Benefit Year, you are ineligible for a potential automatic annual Lifetime Plus Payment increases.
• If we increase the current additional M&E charge, you may be able to reject the increase but doing so may reduce the benefit.
• After the Benefit Date: no new Partial Annuitizations; no additional Purchase Payments; no AIP, systematic withdrawal, or DCA programs; and no free withdrawal privilege (Lifetime Plus Payments are not subject to withdrawal charges).
• Cannot be removed from the Contract after the Benefit Date.
• Full Annuitization of the Contract will end the benefit, but you may be able to annuitize your annual maximum Lifetime Plus Payment.
• For Bonus Option Contracts, unvested bonus amounts are not included in benefit values. No bonus amounts (including vested amounts) are included in benefit values based on Purchase Payments.
• State variations may apply.

Lifetime Plus II Benefit
Guaranteed minimum lifetime withdrawal benefit providing for guaranteed yearly withdrawals / payments until the death of the Covered Person(s) if conditions are satisfied.
Also includes:
• A quarterly lock-in feature (Quarterly Anniversary Value) and an enhanced annual compound interest reset feature (Enhanced 5% Annual Increase and the Enhanced 10-Year Value) that may increase the benefit before the Benefit Date.
• An automatic annual Lifetime Plus Payment increase feature that may increase payments after the Benefit Date.
• A Cumulative Withdrawal Benefit that allows you to access prior years’ annual maximum Lifetime Plus Payments that were not withdrawn.
1.60% for single payments 1.75% for joint payments (as a percentage of each Investment Options’ net asset value)
• Only available during the Accumulation Phase.
• Investment restrictions limit available Investment Options.
• Investments will be automatically rebalanced quarterly.
• Early and Excess Withdrawals may significantly reduce or end the benefit.
• Lifetime Plus Payments may not begin until the relevant Covered Person reaches age 50 and must begin before age 91.
• Quarterly Anniversary Value, Enhanced 5% Annual Increase, and Enhanced 10-Year Value features are subject to limitations and are unavailable after the Benefit Date.
• Enhanced 5% Annual Increase resets are automatic.
• Cumulative Withdrawal Value is excluded from the death benefit.
• If you take less than your annual maximum Lifetime Plus Payment in a Benefit Year, you are ineligible for a potential automatic annual Lifetime Plus Payment increases.
• If we increase the current additional M&E charge, you may be able to reject the increase but doing so may reduce the benefit.
• After the Benefit Date: no new Partial Annuitizations; no additional Purchase Payments; no AIP, systematic withdrawal, or DCA programs; and no free withdrawal privilege (Lifetime Plus Payments are not subject to withdrawal charges).
• Cannot be removed from the Contract after the Benefit Date.
• Full Annuitization of the Contract will end the benefit, but you may be able to annuitize your annual maximum Lifetime Plus Payment.
• For Bonus Option Contracts, unvested bonus amounts are not included in benefit values. No bonus amounts (including vested amounts) are included in benefit values based on Purchase Payments.
• State variations may apply.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Lifetime Plus 10 Benefit
Guaranteed minimum lifetime withdrawal benefit providing for guaranteed yearly withdrawals / payments until the death of the Covered Person(s) if conditions are satisfied.
Also includes:
• A quarterly lock-in feature (Quarterly Anniversary Value) and a quarterly simple interest reset feature (10% Annual Increase) that may increase the benefit before the Benefit Date.
• An automatic annual Lifetime Plus Payment increase feature that may increase payments after the Benefit Date.
• A Cumulative Withdrawal Benefit that allows you to access prior years’ annual maximum Lifetime Plus Payments that were not withdrawn.
1.60% for single payments 1.75% for joint payments (as a percentage of each Investment Option’s net asset value)
• Only available during the Accumulation Phase.
• Investment restrictions limit available Investment Options.
• Investments will be automatically rebalanced quarterly.
• Early and Excess Withdrawals may significantly reduce or end the benefit.
• Lifetime Plus Payments may not begin until the relevant Covered Person reaches age 50 and must begin before age 91.
• Quarterly Anniversary Value and 10% Annual Increase features are subject to limitations and are unavailable after the Benefit Date.
• 10% Annual Increase resets are automatic.
• Cumulative Withdrawal Value is excluded from the death benefit.
• If you take less than your annual maximum Lifetime Plus Payment in a Benefit Year, you are ineligible for a potential automatic annual Lifetime Payment increase.
• If we increase the current additional M&E charge, you may be able to reject the increase but doing so may reduce the benefit.
• After the Benefit Date: no new Partial Annuitizations; no additional Purchase Payments; no AIP, systematic withdrawal, or DCA programs; and no free withdrawal privilege (Lifetime Plus Payments are not subject to withdrawal charges).
• Cannot be removed from the Contract after the Benefit Date.
• Full Annuitization of the Contract will end the benefit, but you may be able to annuitize your annual maximum Lifetime Plus Payment.
• For Bonus Option Contracts, unvested bonus amounts are not included in benefit values. No bonus amounts (including vested amounts) are included in benefit values based on Purchase Payments.
• State variations may apply.

Investment Protector
Guaranteed accumulation benefit providing a level of protection for your principal and a percentage of any annual investment gains.
Target Value Dates occur every 5 years after a 10 year waiting period. Includes an initial Target Value Date reset feature.
2.50% (as a percentage of the Target Value)
• Only available during the Accumulation Phase.
• Additional Purchase Payments are subject to further restrictions.
• Investment restrictions limit available Investment Options.
• Investments will be automatically rebalanced quarterly.
• Withdrawals may significantly reduce or end the benefit.
• No guaranteed minimum Contract Value before the first Target Value Date, between Target Value Dates, or after the last Target Value Date.
• Target Value Dates occur every 5th Rider Anniversary, except no Target Value Dates before the 10th Rider Anniversary or after the last Rider Anniversary before the relevant Owner reaches age 91.
• No benefit on a Target Value Date if Contract Value is greater than Target Value.
• Initial Target Value Date resets are subject to limitations and restart the 10-year waiting period before the next Target Value Date.
• If we increase your current rider charge, you cannot reject the increase without ending the benefit.
• Full Annuitization of the Contract will end the benefit.
• For Bonus Option Contracts, unvested bonus amounts are not included in benefit values based on Contract Value. No bonus amounts (including vested amounts) are included in benefit values based on Purchase Payments.
• State variations may apply.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Target Date Retirement Benefit
Guaranteed accumulation benefit providing a level of protection for your principal and a percentage of any annual investment gains.
Target Value Dates occur every year after a 7 year waiting period. Includes an initial Target Value Date reset feature.

0.40% (as a percentage of each Investment Option’s net asset value)
• Only available during the Accumulation Phase.
• Additional Purchase Payments are not allowed.
• Investment restrictions limit available Investment Options.
• Investments will be automatically rebalanced quarterly.
• Withdrawals may significantly reduce or end the benefit.
• No guaranteed minimum Contract Value before the first Target Value Date, between Target Value Dates, or after the last Target Value Date.
• Target Value Dates occur every rider anniversary, except no Target Value Dates before the 7th rider anniversary or after the last rider anniversary before the relevant Owner reaches age 91.
• Initial Target Value Date resets are subject to limitations and restart the 7-year waiting period before the next Target Value Date.
• Full Annuitization of the Contract will end the benefit.
• For Bonus Option Contracts, unvested bonus amounts are not included in benefit values based on Contract Value. No bonus amounts (including vested amounts) are included in benefit values based on Purchase Payments.
• State variations may apply.

Target Date 10 Benefit
Guaranteed accumulation benefit providing a level of protection for your principal and a percentage of any annual investment gains.
Target Value Dates occur every year after a 10 year waiting period. Includes an initial Target Value Date reset feature.
0.55% (as a percentage of each Investment Option’s net asset value)
• Only available during the Accumulation Phase.
• Additional Purchase Payments are not allowed.
• Investment restrictions limit available Investment Options.
• Investments will be automatically rebalanced quarterly.
• Withdrawals may significantly reduce or end the benefit.
• No guaranteed minimum Contract Value before the first Target Value Date, between Target Value Dates, or after the last Target Value Date
• Target Value Dates occur every Rider Anniversary, except no Target Value Dates before the 10th Rider Anniversary or after the last Rider Anniversary before the relevant Owner reaches age 91.
• Initial Target Value Date resets are subject to limitations and restarts the 10-year waiting period before the next Target Value Date.
• Full Annuitization of the Contract will end the benefit.
• For Bonus Option Contracts, unvested bonus amounts are not included in benefit values based on Contract Value. No bonus amounts (including vested amounts) are included in benefit values based on Purchase Payments.
• State variations may apply.

Bonuses on Purchase Payments	Provides a 6% bonus on Purchase Payments for Bonus Option Contracts.	0.30% higher M&E charge compared to Base Option Contract (as a percentage of each Investment Option’s net asset value)
• Only available on the Bonus Option Contract class.
• Bonuses only available during the Accumulation Phase.
• Purchase Payment must be received before age 81.
• Bonuses subject to 3-year vesting schedule.
• Bonuses not included in Contract Value or Contract guarantees until vested.
• Bonuses not considered part of Purchase Payments for purposes of Contract guarantees (including, but not limited to, the Traditional Death Benefit).
• Additional charge for bonus feature built into higher M&E charge and higher and longer withdrawal charge schedule compared to Base Option Contract.
• Higher charges associated with Bonus Option Contracts may be greater than any benefit from bonuses.
• Bonus feature cannot be removed from the Contract.
• State variations may apply.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

15. DEATH BENEFIT

“You” in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.

The Contract included the Traditional Death Benefit for no additional charge. When you purchased this Contract, you could instead have selected the Quarterly Value Death Benefit as discussed in this section.

The death benefit is only available during the Accumulation Phase. If you die during the Accumulation Phase, we process the death benefit using prices determined after we receive a Valid Claim. If we receive a Valid Claim after the end of the current Business Day, we use the next Business Day’s prices.
If there are multiple Beneficiaries, each Beneficiary receives the portion of the death benefit he or she is entitled to when we receive his or her Valid Claim. Unless you instruct us to pay Beneficiaries a specific percentage of the death benefit, he or she each receives an equal share.

Each Beneficiary’s portion of the death benefit remains in the Investment Options based on the allocation instructions that were in effect on the date of death until we receive his or her Valid Claim and we either pay the claim or the Beneficiary provides alternate allocation instructions. From the time we determine the death benefit until we make a complete distribution, any amount in the Investment Options continues to be subject to investment risk that is borne by the recipient(s). Once we receive notification of death, we may no longer accept or process transfer requests. After we receive the first Valid Claim from any Beneficiary we also will not accept additional Purchase Payments or allow any partial or full withdrawals unless the withdrawal is required to comply with federal tax law.

TRADITIONAL DEATH BENEFIT (STANDARD DEATH BENEFIT)

The Traditional Death Benefit is the greater of the Contract Value (after deduction of the final rider charge, if applicable), or the Traditional Death Benefit Value. For a sole Beneficiary, we determine the Traditional Death Benefit at the end of the Business Day during which we receive a Valid Claim. For multiple Beneficiaries, each surviving Beneficiary receives the greater of their portion of Traditional Death Benefit Value determined at the end of the Business Day we receive the first Valid Claim from any one Beneficiary, or their portion of the Contract Value determined at the end of the Business Day during which we receive his or her Valid Claim.

The Traditional Death Benefit Value is the total of all Purchase Payments received, reduced by the percentage of Contract Value withdrawn, determined at the end of each Business Day. Withdrawals include Lifetime Plus Payments or Income Focus Payments, Cumulative Withdrawals, Excess Withdrawals, Partial Annuitizations, and any withdrawal charges; but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

The Traditional Death Benefit ends upon the earliest of the following.

•	The Business Day before the Income Date that you take a Full Annuitization.
•	The Business Day that the Traditional Death Benefit Value and Contract Value are both zero.
•	The Business Day the Contract ends.

•
For Bonus Option Contracts: Unvested bonus amounts are not included in the parts of the Traditional Death Benefit based on Contract Value. We also do not include the bonus in the parts of the Traditional Death Benefit based on Purchase Payments.

•
For Contracts with Income Protector, Income Focus, a Lifetime Benefit, Investment Protector, or a Target Date Benefit: We restrict additional Purchase Payments, which limits the Traditional Death Benefit Value. In addition, each lifetime payment, Cumulative Withdrawal, and Excess Withdrawal reduces the Traditional Death Benefit Value by the percentage of Contract Value withdrawn (including any withdrawal charge). Taking lifetime payments, Cumulative Withdrawals, and Excess Withdrawals may cause the Traditional Benefit to end.

QUARTERLY VALUE DEATH BENEFIT (OPTIONAL DEATH BENEFIT)
We designed the Quarterly Value Death Benefit to lock in any quarterly investment gains to provide an increased death benefit for Beneficiaries. We offered three versions of the Quarterly Value Death Benefit.
Quarterly Value Death Benefit version 1. Available only at issue on Version A Contracts issued from May 1, 2007 through April 30, 2010. It did not require selection of an Additional Required Death Benefit.
Quarterly Value Death Benefit version 2. Available only at issue on Version A Contracts issued from May 2, 2010 through April 29, 2011, and on Version B Contracts issued from May 2, 2011 through April 27, 2012. It did require selection of an Additional Required Death Benefit. If you remove the Additional Required Benefit, after the Additional

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

Required Benefit’s rider termination date, you can continue to receive future quarterly lock ins, and we continue to assess the Quarterly Value Death Benefit’s additional M&E charge.
Quarterly Value Death Benefit version 3. Available only at issue on Version B Contracts issued from April 30, 2012 through April 26, 2013. It did require selection of an Additional Required Death Benefit. If you remove the Additional Required Benefit, after the Additional Required Benefit’s rider termination date, you do not receive any future quarterly lock ins and we no longer assess the Quarterly Value Death Benefit’s additional M&E charge.
You cannot remove the Quarterly Value Death Benefit from your Contract. The Quarterly Value Death Benefit carries an additional 0.30% M&E charge as described in section 3, Fee Tables and section 11, Expenses.

The Quarterly Value Death Benefit is the greater of the Contract Value (after deduction of the final rider charge, if applicable), or the Quarterly Anniversary Value. For a sole Beneficiary, we determine the Quarterly Value Death Benefit at the end of the Business Day during which we receive a Valid Claim. For multiple Beneficiaries, each surviving Beneficiary receives the greater of their portion of Quarterly Anniversary Value determined at the end of the Business Day we receive the first Valid Claim from any one Beneficiary, or their portion of the Contract Value determined at the end of the Business Day during which we receive his or her Valid Claim.

The Quarterly Anniversary Value was initially equal to the Purchase Payment received on the Issue Date.

At the end of each Business Day, we adjust the Quarterly Anniversary Value as follows:

•	We increase it by the amount of any additional Purchase Payments.
•
We reduce it by the percentage of any Contract Value withdrawn. Withdrawals include Partial Annuitizations, Lifetime Plus Payments or Income Focus Payments, Cumulative Withdrawals, Excess Withdrawals and any withdrawal charges; but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

On each Quarterly Anniversary before the end date, we compare the Quarterly Anniversary Value to the Contract Value, using the values determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses) and increase the Quarterly Anniversary Value to equal this Contract Value if it is greater. On and after the end date, we no longer make this comparison and you will no longer receive lock-ins of any quarterly investment gains.

The end date occurs on the earliest of:

•
the rider termination date if you remove an Additional Required Benefit and you have Quarterly Value Death Benefit version 3 (this provision does not apply to Quarterly Value Death Benefit version 1 or version 2);

•	the older Owner’s 91st birthday (or the Annuitant’s 91st birthday if the Owner is a non-individual); or
•	the end of the Business Day we receive the first Valid Claim from any one Beneficiary.

The Quarterly Value Death Benefit ends upon the earliest of the following:

•	The Business Day before the Income Date that you take a Full Annuitization.
•	The Business Day that the Quarterly Anniversary Value and Contract Value are both zero.
•	The Business Day the Contract ends.

•
If you have Income Protector, Income Focus, or a Lifetime Benefit, your Contract Value decreases with each lifetime payment, Cumulative Withdrawal, Excess Withdrawal, and benefit charge deduction. This reduces the likelihood of locking in investment gains and directly reduces the Quarterly Anniversary Value. Taking lifetime payments, Cumulative Withdrawals, and Excess Withdrawals may cause the Quarterly Value Death Benefit to end prematurely.

•
For Bonus Option Contracts: Unvested bonus amounts are not included in the parts of the Quarterly Anniversary Value based on Contract Value. The Bonus is also not included in the parts of the Quarterly Value Death Benefit based on Purchase Payments.

DEATH OF THE OWNER AND/OR ANNUITANT

Appendix A to the SAI includes tables that are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.

DEATH BENEFIT PAYMENT OPTIONS DURING THE ACCUMULATION PHASE

If you do not designate a death benefit payment option, a Beneficiary must select one of the options listed below. If a Beneficiary requests a lump sum payment under Option A, we pay that Beneficiary within seven days of receipt of his or her Valid Claim, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any state forms.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

Spousal Continuation: If the Beneficiary is the deceased Owner’s spouse, he or she can choose to continue the Contract with the portion of the death benefit the spouse is entitled to in his or her own name. For an IRA, Roth IRA, or SEP IRA Contract, spousal continuation can only occur if the surviving spouse is the Contract’s sole primary Beneficiary. For non-individually owned Contracts, spousal continuation is only available to Qualified Contracts through a direct rollover to an IRA. Spouses must qualify as such under federal law to continue the Contract. Individuals who have entered into a registered domestic partnership, civil union, or other similar relationship that is not considered to be a marriage under state law are also not considered to be married under federal law. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If the surviving spouse continues the Contract, at the end of the Business Day we receive his or her Valid Claim, we increase the Contract Value to equal the guaranteed death benefit value if greater. The guaranteed death benefit value is total Purchase Payments adjusted for withdrawals if the Traditional Death Benefit applies, or the Quarterly Anniversary Value if the Quarterly Value Death Benefit applies. We allocate any Contract Value increase to the Investment Options according to future Purchase Payment allocation instructions. For Contracts with Income Protector, Income Focus, or Investment Protector, a Contract Value increase may not increase the Benefit Base, Income Value Percentage(s), or Target Value.

If the surviving spouse continues the Contract:

•	he or she becomes the new Owner and may exercise all of the Owner’s rights, including naming a new Beneficiary or Beneficiaries; and
•	he or she is subject to any remaining withdrawal charge.

Death Benefit Payment Options

Option A: Lump sum payment of the death benefit.

Option B: Payment of the entire death benefit within five years of the date of any Owner’s death. The Beneficiary can continue to make transfers between Investment Options and is subject to a transfer fee, and an M&E charge of either 1.70% for a Bonus Option Contract, or 1.40% for all other Contract classes. For Bonus Option Contracts, any unvested Bonus will continue to vest. At the end of the fifth year, any remaining death benefit is paid in a lump sum.

Option C: If the Beneficiary is an individual, payment of the death benefit as Annuity Payments under Annuity Options 1, 2, or 5 as described under “Annuity Payment Options” in section 13. With our written consent other options may be available for payment over a period not extending beyond the Beneficiary’s life expectancy. For Bonus Option Contracts, any unvested Bonus will continue to vest. Under this payment option, and with variable Annuity Payments, the Beneficiary can continue to make transfers between Investment Options and is subject to a transfer fee, and an M&E charge of either 1.70% for a Bonus Option Contract, or 1.40% for all other Contract classes. Option C may not be available on a Qualified Contract.

Distribution from Non-Qualified Contracts must begin within one year of the date of the Owner’s death. Any portion of the death benefit from Non-Qualified Contracts not applied to Annuity Payments within one year of the date of the Owner’s death must be distributed within five years of the date of death.

If a Non-Qualified Contract is owned by a non-individual, then we treat the death of an Annuitant as the death of an Owner for purposes of the Internal Revenue Code’s distribution at death rules, which are set forth in Section 72(s) of the Code.

In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, a Non-Qualified Contract is interpreted and administered in accordance with Section 72(s) of the Internal Revenue Code.

Other rules may apply to Qualified Contracts, such as all distributions must be made to Beneficiaries by the end of the tenth year after the Owner's death, except for distributions made to certain eligible designated Beneficiaries. The available options for certain Beneficiaries of Qualified Contracts have changed due to the enactment of the SECURE Act at the end of 2019.

16. INCOME PROTECTOR

Income Protector was available from July 22, 2009 through April 24, 2020. Income Protector has a rider charge that we deduct from your Contract Value (and Bonus Value, if applicable) during the Accumulation Phase while your benefit is in effect and your Contract Value is positive. For information on the rider charge, please see section 3, Fee Tables and section 11, Expenses – Optional Living Benefit Rider Charges. Income Protector is also subject to investment restrictions and quarterly rebalancing as discussed in Appendix B.

We designed Lifetime Plus Payments to last for the lifetime of the Covered Person(s). If you do not begin Lifetime Plus Payments before all Covered Persons die or are removed from the Contract, Income Protector ends and you will not receive any payments. In the case of non-spouse Joint Owners, if a Joint Owner dies before payments begin, this benefit ends and payments are not available to you even if the Covered Person is still alive. Lifetime Plus Payments are available once the

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

younger Covered Person reaches the minimum exercise age and before the older Covered Person reaches age 91. The minimum exercise age is age 65 for Income Protector (08.09), or age 60 for all other versions of Income Protector. You choose your payment frequency and amount subject to an annual maximum. Once established, the annual maximum Lifetime Plus Payment can increase, but it cannot decrease unless you take an Excess Withdrawal.

REMOVING INCOME PROTECTOR

You can remove Income Protector from your Contract while the Contract Value is positive by completing the appropriate form. We remove this benefit from your Contract on the Quarterly Anniversary (or on the next Business Day if the Quarterly Anniversary is not a Business Day) that occurs immediately after we receive your request in Good Order at our Service Center, and the rider termination date is that Quarterly Anniversary.

If we increase this benefit’s rider charge and you want to remove this benefit before the increase, we must receive this form within 30 days of the date of our letter notifying you of the rider charge increase. If we receive your form after this period, we increase your rider charge and ask you to resubmit the form for the next Quarterly Anniversary.

If you are removing this benefit for any other reason, your request is in Good Order if we receive this form no earlier than 30 days before a Quarterly Anniversary, and no later than before the end of the last Business Day before the Quarterly Anniversary. If we receive your request outside this time period, we ask you to resubmit it for the next Quarterly Anniversary.

If you allocated Contract Value to Investment Options that are only available under Income Protector, you must transfer your Contract Value out of these Investment Options and remove these Investment Options from your future Purchase Payment allocation instructions for your removal request to be in Good Order.

On the rider termination date Lifetime Plus Payments (if applicable) stop, we deduct the final rider charge, and the restrictions on additional Purchase Payments and Contract Value allocations and transfers no longer apply.

LIFETIME PLUS PAYMENT OVERVIEW

We base your initial annual maximum Lifetime Plus Payment on the Benefit Base and Payment Percentage. When payments begin (on the Benefit Date), the Benefit Base is the greatest of:

•	Contract Value determined at the end of the last Business Day before the Benefit Date,
•	highest Contract Value from any prior Quarterly Anniversary adjusted for subsequent withdrawals (Quarterly Anniversary Value), or
•
quarterly simple interest (Annual Increase Percentage) applied to Purchase Payments adjusted for withdrawals for a guaranteed number of years (Guarantee Years). Each quarter we reset the simple interest value to equal the Contract Value, if greater (Annual Increase).

The Payment Percentages table, Annual Increase Percentage and the number of Guarantee Years that are used to calculate your Lifetime Plus Payments and Annual Increase are set out in the following table.

Income Protector (Version Identifier)	Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages used to calculate annual maximum Lifetime Plus Payments
(09.19 through 04.20) available on Contract Version A(1) and B from September 4, 2019 through April 24, 2020	5%, which is 1.25% applied quarterly	30	Covered Person’s age for single Lifetime Plus Payments		Younger Covered Person’s age for joint Lifetime Plus Payments
			60 – 64 65 – 79 80+	3.50% 4.00% 5.00%	60 – 64 65 – 79 80+	3.00% 3.50% 4.50%
(07.19 through 08.19) available on Contract Version A(1) and B from July 2, 2019 through September 3, 2019	5%, which is 1.25% applied quarterly	30	Covered Person’s age for single Lifetime Plus Payments		Younger Covered Person’s age for joint Lifetime Plus Payments
			60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%
(05.19 through 06.19) available on Contract Version A(1) and B from May 7, 2019 through July 1, 2019	6%, which is 1.50% applied quarterly	30	Covered Person’s age for single Lifetime Plus Payments		Younger Covered Person’s age for joint Lifetime Plus Payments
			60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

Income Protector (Version Identifier)	Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages used to calculate annual maximum Lifetime Plus Payments
(03.18 through 04.19v2) available on Contract Version A(1) and B from March 6, 2018 through May 6, 2019	7%, which is 1.75% applied quarterly	30	Covered Person’s age for single Lifetime Plus Payments		Younger Covered Person’s age for joint Lifetime Plus Payments
			60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%
(03.17 through 02.18) available on Contract Version A(1) and B from March 7, 2017 through March 5, 2018	6%, which is 1.50% applied quarterly	30	Covered Person’s age for single Lifetime Plus Payments		Younger Covered Person’s age for joint Lifetime Plus Payments
			60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%

Income Protector (Version Identifier)	Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages used to calculate annual maximum Lifetime Plus Payments
(01.17, 02.17) available on Contract Version A(1) and B from January 3, 2017 through March 6, 2017	5%, which is 1.25% applied quarterly	30	Covered Person’s age for single Lifetime Plus Payments		Younger Covered Person’s age for joint Lifetime Plus Payments
			60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%
(12.16) available on Contract Version A(1) and B from December 6, 2016 through January 2, 2017	4%, which is 1.00% applied quarterly	30	Covered Person’s age for single Lifetime Plus Payments		Younger Covered Person’s age for joint Lifetime Plus Payments
			60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%
(09.16 through 11.16) available on Contract Version A(1) and B from September 6, 2016 through December 5, 2016	4%, which is 1.00% applied quarterly	30	Covered Person’s age for single Lifetime Plus Payments		Younger Covered Person’s age for joint Lifetime Plus Payments
			60 – 64 65 – 79 80+	3.75% 4.25% 5.25%	60 – 64 65 – 79 80+	3.25% 3.75% 4.75%
(07.16, 08.16) available on Contract Version A(1) and B from July 5, 2016 through September 5, 2016	4%, which is 1.00% applied quarterly	30	Covered Person’s age for single Lifetime Plus Payments		Younger Covered Person’s age for joint Lifetime Plus Payments
			60 – 64 65 – 79 80+	4.0% 4.5% 5.5%	60 – 64 65 – 79 80+	3.5% 4.0% 5.0%
(05.16, 06.16) available on Contract Version A(1) and B from May 3, 2016 through July 4, 2016	5%, which is 1.25% applied quarterly	30	Covered Person’s age for single Lifetime Plus Payments		Younger Covered Person’s age for joint Lifetime Plus Payments
			60 – 64 65 – 79 80+	4.0% 4.5% 5.5%	60 – 64 65 – 79 80+	3.5% 4.0% 5.0%
(04.15, 04.16) available on Contract Version A(1) and B from April 27, 2015 through May 2, 2016	6%, which is 1.5% applied quarterly	30	Covered Person’s age for single Lifetime Plus Payments		Younger Covered Person’s age for joint Lifetime Plus Payments
			60 – 64 65 – 79 80+	4.0% 4.5% 5.5%	60 – 64 65 – 79 80+	3.5% 4.0% 5.0%
(10.12) available on Contract Version A(1) and B from October 15, 2012 through April 24, 2015	6%, which is 1.5% applied quarterly	30	Covered Person’s age for single Lifetime Plus Payments		Younger Covered Person’s age for joint Lifetime Plus Payments
			60 – 64 65 – 79 80+	4.0% 4.5% 5.5%	60 – 64 65 – 79 80+	3.5% 4.0% 5.0%
(07.12) available on Contract Version A(1) and B from July 23, 2012 through October 12, 2012	5%, which is 1.25% applied quarterly	30	Covered Person’s age for single Lifetime Plus Payments		Younger Covered Person’s age for joint Lifetime Plus Payments
			60 – 64 65 – 79 80+	4.0% 4.5% 5.5%	60 – 64 65 – 79 80+	3.5% 4.0% 5.0%

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

(05.12) available on Contract Version A(1) and B from April 30, 2012 through July 20, 2012	7%, which is 1.75% applied quarterly	30	Covered Person’s age for single Lifetime Plus Payments		Younger Covered Person’s age for joint Lifetime Plus Payments
			60 – 64 65 – 79 80+	4.0% 4.5% 5.5%	60 – 64 65 – 79 80+	3.5% 4.0% 5.0%
(01.12) available on Contract Version A and B from January 23, 2012 through April 27, 2012 in all states except Oregon, and from February 22, 2012 through April 27, 2012 in Oregon only	8%, which is 2% applied quarterly	30	Covered Person’s age for single Lifetime Plus Payments		Younger Covered Person’s age for joint Lifetime Plus Payments
			60 – 64 65 – 79 80+	4.0% 4.5% 5.5%	60 – 64 65 – 79 80+	3.5% 4.0% 5.0%

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

Income Protector (Version Identifier)	Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages used to calculate annual maximum Lifetime Plus Payments
(05.11) available on Contract Version A and B from May 2, 2011 through January 20, 2012 in all states except Oregon, and from May 2, 2011 through February 21, 2012 in Oregon only	8%, which is 2% applied quarterly	30	Age of Covered Person for single Lifetime Plus Payments, or age of younger Covered Person for joint Lifetime Plus Payments
			60 – 64 65 – 79 80+	4.0% 4.5% 5.5%
(05.10) available on Contract Version A from May 3, 2010 through April 29, 2011	8%, which is 2% applied quarterly	20	Age of Covered Person for single Lifetime Plus Payments, or age of younger Covered Person for joint Lifetime Plus Payments
			60 – 64 65 – 79 80+	4.0% 4.5% 5.5%
(08.09) available on Contract Version A from July 22, 2009 through April 30, 2010	8%, which is 2% applied quarterly	20	Age of Covered Person for single Lifetime Plus Payments, or age of younger Covered Person for joint Lifetime Plus Payments
			65 – 79 80+	4.5% 5.5%

(1)	Available on Version A Contracts issued on or after April 1, 2009.

•	The minimum exercise age that Lifetime Plus Payments can begin is age 65 for Income Protector (08.09), or age 60 for all other versions of Income Protector.
•	On the Rider Effective Date we established your Contract’s Annual Increase Percentage, Guarantee Years, and Payment Percentages, and we cannot change these values while your benefit is in effect.

The annual maximum Lifetime Plus Payment is the amount you are entitled to receive each year, but you can choose to take an actual payment that is less than your annual maximum Lifetime Plus Payment. If you take less than 100% of your annual maximum Lifetime Plus Payment in a Benefit Year, you are not eligible for a potential payment increase in the next Benefit Year. Your annual maximum Lifetime Plus Payment may increase based on the Covered Person’s age and/or if the Contract Value increases. However, your annual maximum payment does not increase just as a result of the Covered Person reaching an age that has a higher Payment Percentage; the result of the current Contract Value multiplied by the increased Payment Percentage must be greater than your current annual maximum payment for your payment to increase. For more information, see “Automatic Annual Lifetime Plus Payment Increases.”

BENEFIT BASE

The Benefit Base determines both your rider charge and your initial annual maximum Lifetime Plus Payment. The greater the Benefit Base, the greater the initial annual maximum Lifetime Plus Payment.

On the Rider Effective Date, and on each Business Day before the Benefit Date, the Benefit Base is equal to the greater of the Quarterly Anniversary Value or the Annual Increase. On the Benefit Date, we compare your Benefit Base to the Contract Value using the values determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses) and increase your Benefit Base to equal this Contract Value if it is greater. On and after the Benefit Date, your Benefit Base only changes if you take an Excess Withdrawal, or we increase your annual maximum Lifetime Plus Payment. Changes in the Benefit Base also change your daily rider charge amount. Excess Withdrawals reduce your Benefit Base by the percentage of Contract Value withdrawn, determined at the end of the Business Day we process the withdrawal. An annual payment increase may increase or decrease your Benefit Base at the end of the last Business Day before a Benefit Anniversary as follows.

•	If we increase your annual maximum Lifetime Plus Payment because the Contract Value increased, we increase your Benefit Base by the same percentage that we increased the payment.
•
If we increase your annual maximum Lifetime Plus Payment because the Payment Percentage determined by using the Covered Person’s age multiplied by the current Contract Value results in a higher payment, we change your Benefit Base to equal this Contract Value. This change may increase or decrease your Benefit Base. For example, suppose a 65-year old has an annual maximum Lifetime Plus Payment of $4,000 based on the Benefit Base of $100,000 and a 4% Payment Percentage ($4,000 = 4% x $100,000). On the next Benefit Anniversary, assume the Payment Percentage increases to 4.5% based on the Covered Person’s age. At 4.5%, the annual maximum Lifetime Plus Payment would increase if the current Contract Value was at least $88,912 ($88,912 x 4.5% = $4,001). Assuming the Contract Value is

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

$88,912, the Benefit Base would then reduce from $100,000 to $88,912 and the annual maximum Lifetime Plus Payment would increase to $4,001.

QUARTERLY ANNIVERSARY VALUE

While the benefit is in effect, we only calculate the Quarterly Anniversary Value before the Benefit Date.

If the Rider Effective Date was the Issue Date, the Quarterly Anniversary Value was initially equal to the Purchase Payment received on the Issue Date. If the Rider Effective Date was after the Issue Date, the Quarterly Anniversary Value was initially equal to the Contract Value determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses).

At the end of each Business Day, we adjust the Quarterly Anniversary Value as follows:

•	We increase it by the amount of any additional Purchase Payments.
•
We reduce it by the percentage of any Contract Value withdrawn. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

On each Quarterly Anniversary, we compare the Quarterly Anniversary Value to the Contract Value using the values determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses) and increase the Quarterly Anniversary Value to equal this Contract Value if it is greater.

ANNUAL INCREASE

While the benefit is in effect, we only calculate the Annual Increase before the Benefit Date.

On each Quarterly Anniversary during the Guarantee Years, we apply a simple interest increase of one-fourth of the Annual Increase Percentage to the Purchase Payments adjusted for withdrawals (or the Contract Value on the Rider Effective Date, if applicable). Next, we compare this value to the Contract Value and increase it to equal the Contract Value if the Contract Value is greater (reset). We then apply any future simple interest increases to the reset value. Contract Value resets occur during the entire period we calculate the Annual Increase, not just during the Guarantee Years.

We established your Contract’s number of Guarantee Years and Annual Increase Percentage on the Rider Effective Date and we cannot change them. The Guarantee Years are the maximum number of years that you can receive simple interest increases under the Annual Increase. The number of Guarantee Years and the Annual Increase Percentage for the Income Protector rider are included in the Lifetime Plus Payment Overview earlier in this section.

If the Rider Effective Date was the Issue Date, both the Annual Increase and Increase Base were initially equal to the Purchase Payment received on the Issue Date. If the Rider Effective Date was after the Issue Date, both the Annual Increase and Increase Base were initially equal to the Contract Value determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses).

At the end of each Business Day, we adjust both the Annual Increase and Increase Base as follows.

•	We increase them by the amount of any additional Purchase Payments.
•
We reduce them by the percentage of any Contract Value withdrawn. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

On each Quarterly Anniversary on or before the maximum Rider Anniversary, the Annual Increase is equal to:

a + (b x (c – d))

Where:

a =The Annual Increase at the end of the prior Business Day.

b	=	The Annual Increase Percentage we set on the Rider Effective Date (which is included in the Lifetime Plus Payment Overview earlier in this section) divided by four.

c =The Increase Base at the end of the prior Business Day.

d	=	Purchase Payments* received on or after the prior Quarterly Anniversary. If you selected this benefit at issue, we exclude from “d” any Purchase Payments received before the first Quarterly Anniversary.

*	We reduce each Purchase Payment by the percentage of any Contract Value withdrawn, including any withdrawal charge, for each withdrawal taken since we received that payment.

The maximum Rider Anniversary is the Quarterly Anniversary that occurs on the number of Guarantee Years after the Rider Effective Date. For example, if the Issue Date is June 1, 2009, the Rider Effective Date is September 1, 2009, and the number of Guarantee Years is 30, then the maximum Rider Anniversary is September 1, 2039.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

We then compare this Annual Increase to the Contract Value determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses) and increase both the Annual Increase and the Increase Base to equal this Contract Value if it is greater. As previously stated, these resets can occur during the entire period we calculate the Annual Increase.

FOR BONUS OPTION CONTRACTS: Unvested bonus amounts are not included in the parts of the Quarterly Anniversary Value, Annual Increase, and Increase Base based on Contract Value. The bonus is also not included in the parts of these values based on Purchase Payments.

REQUESTING LIFETIME PLUS PAYMENTS

You request Lifetime Plus Payments by completing a payment election form. Lifetime Plus Payments begin on the Benefit Date, which must be either the 1st or 15th of a calendar month. Your Benefit Date is the next available date that occurs at least 15 calendar days after we receive your request in Good Order at our Service Center. At least one Covered Person must be alive on the Benefit Date in order for Lifetime Plus Payments to begin. You cannot submit this form until the younger Covered Person reaches age 65 for Income Protector (08.09), or age 60 for all other versions of Income Protector, or once the older Covered Person reaches age 91.

We will begin making payments to you automatically without your request if your Contract Value reduces to zero for any reason other than a withdrawal or annuitization while this benefit is in effect and before the Benefit Date. In this instance we calculate your annual maximum Lifetime Plus Payment and begin making annual payments to you on the next available Benefit Date.

If the Benefit Date has not occurred six months before the older Covered Person reaches age 91, we send you written notice that the benefit is about to end. If the benefit ends before Lifetime Plus Payments begin, you will have paid for the benefit without receiving any of its advantages.

Once Lifetime Plus Payments begin:

•	You cannot take new Partial Annuitizations.
•	You cannot make additional Purchase Payments, therefore Traditional Death Benefit Value (if applicable) no longer increases.
•	Any active automatic investment plan and/or systematic withdrawal or dollar cost averaging programs end.
•	The free withdrawal privilege is not available.
•	You can only remove Income Protector while the Contract Value is positive. If you remove this benefit, the restrictions listed above do not apply on or after the rider termination date.
•	You can only change the Owner if you selected joint Lifetime Plus Payments and:
–	an Owner dies and the spouse continues the Contract, or
–	you remove a joint Covered Person who is also a Joint Owner from the Contract. In this case, the remaining Covered Person must become the new sole Owner.
• The rider charge continues until the benefit ends, or the Business Day the Contract Value reduces to zero.
•	If you have the Quarterly Value Death Benefit, its additional M&E charge continues as indicated in section 11, Expenses – Optional Death Benefit Rider Charge.
•	If you take a Full Annuitization, Lifetime Plus Payments stop and Income Protector ends.
•
The Contract Value continues to fluctuate as a result of Investment Option performance. It decreases on a dollar for dollar basis with each Lifetime Plus Payment, Excess Withdrawal, and any Contract charges we deduct.

•
Lifetime Plus Payments do not reduce your Benefit Base, but Excess Withdrawals reduce your Benefit Base and annual maximum Lifetime Plus Payment by the percentage of Contract Value withdrawn (including any withdrawal charge). If you take an Excess Withdrawal of your total Contract Value, Lifetime Plus Payments stop and Income Protector ends.

•
Each Lifetime Plus Payment and any Excess Withdrawal reduces the Traditional Death Benefit Value (or the Quarterly Anniversary Value under the Quarterly Value Death Benefit, if applicable) by the percentage of Contract Value withdrawn (including any withdrawal charge).

•
Any part of your annual maximum Lifetime Plus Payment that you do not withdraw in a given Benefit Year remains in your Contract for the remainder of that year, but is not added to the annual maximum payment available next year.

•
We may increase your annual maximum Lifetime Plus Payment on every Benefit Anniversary before the older Covered Person reaches age 91. If you receive a payment increase, we may also change your Benefit Base.

•
If your Contract Value reduces to zero for any reason other than an Excess Withdrawal or annuitization that does not convert your Lifetime Plus Payments to Annuity Payments, you will continue to receive your maximum available Lifetime Plus Payment at the previous selected payment frequency until the earlier of the death of the Owner or last surviving Covered Person.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

If the older Covered Person is age 80 on the Rider Effective Date, we extend the latest available Benefit Date by 30 calendar days in order to allow you to receive the maximum benefit from the Annual Increase.

CALCULATING YOUR LIFETIME PLUS PAYMENTS

The annual maximum Lifetime Plus Payment is the amount you are entitled to receive each Benefit Year. On the Benefit Date, the initial annual maximum Lifetime Plus Payment is equal to the Benefit Base multiplied by the Payment Percentage, determined by using the Covered Person’s current age. The Payment Percentages table for the Income Protector rider is included in the Lifetime Plus Payment Overview earlier in this section. On the Benefit Date, if your initial annual maximum Lifetime Plus Payment is less than $100, the benefit ends and you will have paid for the benefit without receiving any of its advantages. For example, assuming a 4% initial Payment Percentage, if you take withdrawals that reduce the Benefit Base to less than $2,500, this would result in an initial Lifetime Plus Payment of less than $100.

You can receive Lifetime Plus Payments semi-monthly, monthly, quarterly, semi-annually, or annually. If the scheduled payment date does not fall on a Business Day, we make the payment on the next Business Day.

You can change your payment frequency once each Benefit Year while your Contract Value is positive. You must provide notice of any requested payment frequency change to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we implement it on the Benefit Anniversary and it remains in effect until the benefit ends or you request another change. We do not accept payment frequency changes that would cause us to make payments of $0.01 to $99.99.

The annual maximum Lifetime Plus Payment is the amount you are entitled to, but you can choose to take less. The annual actual Lifetime Plus Payment is the total amount you choose to receive each year. Any part of your annual maximum payment that you do not withdraw in a given Benefit Year is not added to the annual maximum payment available next year. Each Lifetime Plus Payment you receive is equal to the annual actual Lifetime Plus Payment divided by the number of payments you chose to receive during the Benefit Year. Each actual Lifetime Plus Payment must either be zero, or $100 or more. For example, you cannot request an annual payment of $50.

If you would like to take less than the maximum available payment, you can change your payment amount once each Benefit Year while your Contract Value is positive by providing notice to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we implement it on the Benefit Anniversary and it remains in effect until the benefit ends or you request another change.

Once Lifetime Plus Payments have begun, if your Contract Value reduces to zero for any reason other than an Excess Withdrawal or annuitization, you will continue to receive your maximum Lifetime Plus Payment at the previous selected payment frequency until the earlier of the death of the Owner or last surviving Covered Person.

We deduct each Lifetime Plus Payment, Excess Withdrawal, and any additional payment resulting from a required minimum distribution, proportionately from the Investment Options. We continue to rebalance the Contract Value quarterly among the Investment Options according to your future Purchase Payment allocation instructions while this benefit is in effect. You can also continue to make transfers between the Investment Options while your benefit is in effect, subject to the restrictions set out in section 9, Investment Options – Transfers Between Investment Options, and Appendix B – Investment Restrictions For Optional Benefits.

Excess Withdrawals

Your annual maximum Lifetime Plus Payment only decreases if you take an Excess Withdrawal. An Excess Withdrawal is a withdrawal you take while you are receiving Lifetime Plus Payments, that when added to any other withdrawals taken during the Benefit Year and your annual actual payment, is greater than your current annual maximum payment. If your actual Lifetime Plus Payment is less than your annual maximum payment, you can withdraw the difference and we consider that withdrawal to be an additional actual Lifetime Plus Payment, and not an Excess Withdrawal. Excess Withdrawals include any applicable withdrawal charge, but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

For example, assume your annual maximum Lifetime Plus Payment is $2,000 and you take an annual actual Lifetime Plus Payment of $1,000. Within a Benefit Year, you can take an additional withdrawal of up to $1,000 and we consider that to be an additional actual Lifetime Plus Payment. If you withdraw $1,200, we consider the first $1,000 to be an additional actual Lifetime Plus Payment and the next $200 to be an Excess Withdrawal.

Any partial Excess Withdrawal must comply with the restrictions in section 12, Access to Your Money and the following provisions. If your Contract Value is less than $2,000, you can only withdraw the total remaining Contract Value (less any rider charge). Also, if at the end of the Business Day that we process your Excess Withdrawal your Contract Value is less than $2,000, you must withdraw the total remaining Contract Value (less any rider charge). If you take an Excess Withdrawal of the total remaining Contract Value your entire Contract ends.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

Excess Withdrawals reduce your annual maximum Lifetime Plus Payment on the next Benefit Anniversary after the withdrawal. For each Excess Withdrawal, we reduce your annual maximum payment by the same percentage that we reduced the Benefit Base. If partial Excess Withdrawals reduce your annual maximum Lifetime Plus Payment to less than $100, we send you the total remaining Contract Value (less any rider charge) and your Contract ends.

•
For Qualified Contracts, if we calculate a required minimum distribution (RMD) based on this Contract, after making all Lifetime Plus Payments for the calendar year, we determine whether this calendar year’s total RMD has been satisfied by these payments and any Excess Withdrawals. If the RMD amount for this Contract has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal and it is not subject to a withdrawal charge.

•
For required annuitization, if on the Income Date you are receiving Lifetime Plus Payments, we guarantee to pay you the greater of your maximum Lifetime Plus Payment or fixed Annuity Payments based on the Contract Value under Annuity Option 1 or Annuity Option 3. If you select any other Annuity Option, or if you choose to take variable Annuity Payments, this guarantee does not apply. For more information, see section 13, The Annuity Phase.

AUTOMATIC ANNUAL LIFETIME PLUS PAYMENT INCREASES

We may change your annual maximum Lifetime Plus Payment on each Benefit Anniversary before the older Covered Person reaches age 91 as follows.

•
If you took your annual maximum Lifetime Plus Payment during the last Benefit Year, we increase next year’s annual maximum payment if the Contract Value determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses) is greater than the Contract Value from one year ago (which is the end of the last Business Day before the prior Benefit Anniversary, or the Benefit Date if this is the first Benefit Anniversary). This increase is equal to the percentage of growth between these two Contract Values. For example, if the Contract Value increased by 5%, we also increase your annual maximum Lifetime Plus Payment by 5%.

•
If the Payment Percentage determined by using the Covered Person’s current age multiplied by the Contract Value at the end of the prior Business Day results in a higher annual maximum Lifetime Plus Payment. The Payment Percentages table for Income Protector is included in the Lifetime Plus Payment Overview earlier in this section.

Automatic annual Lifetime Plus Payment increases are not available once the older Covered Person reaches age 91, or on or after the Business Day your Contract Value reduces to zero.

TAXATION OF LIFETIME PLUS PAYMENTS

We treat Lifetime Plus Payments as withdrawals for tax purposes as discussed in section 18, Taxes – Taxation of Lifetime Payments.

CHARGE LOCK OPTION

If we increase Income Protector’s rider charge, you can reject this charge increase and all future rider charge changes by selecting the Charge Lock Option rider. You keep Income Protector at the current rider charge, but with reduced guaranteed values, reduced Lifetime Plus Payments, and no opportunity for future payment increases or future rider charge decreases.

We notify you in writing at least 30 days in advance of any increase to your rider charge. The notice will include information on the amount of increase to your rider charge, and the options available to you (accept the rider charge increase, remove Income Protector from your contract, or select the Charge Lock Option rider). If you are interested in the Charge Lock Option rider we ask you to either contact your Financial Professional or call us and we will send you the Charge Lock Option selection form and a copy of this prospectus.

After we receive your selection form in Good Order at our Service Center, the Charge Lock Option rider becomes effective on the Quarterly Anniversary that we are scheduled to increase the rider charge (or on the next Business Day if the Quarterly Anniversary is not a Business Day). To be in Good Order, we must receive your selection form no later than before the end of the last Business Day before the Quarterly Anniversary that we are to increase the rider charge. If we receive your selection form after this date and time we do not add the Charge Lock Option rider to your Contract and we increase your rider charge, but we make no other changes to your Contract. If we do not receive your selection form in time, you can either keep Income Protector at the increased rider charge, or you can make a separate request to remove it on the next Quarterly Anniversary and you will be subject to the increased rider charge until we remove Income Protector from your Contract. If you choose to keep Income Protector and we increase your rider charge in the future, the Charge Lock Option rider will again be available to you at that time, and will be based upon your then-current rider charges.

If you select the Charge Lock Option rider, Income Protector’s rider charge does not change on or after the Charge Lock Date.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

If you select the Charge Lock Option rider, you do not receive any automatic increases to your guaranteed values and payments after the Last Increase Date. We determine the Last Increase Date as follows.

If the Charge Lock Date is… on or before the Benefit Date after the Benefit Date	the Last Increase Date is… the Charge Lock Date the Benefit Anniversary that occurs on or immediately after the Charge Lock Date

If your Last Increase Date is on or before the Benefit Date, we reduce Income Protector’s benefits as follows.

Quarterly Anniversary Value and Annual Increase
If your Last Increase Date is before the Benefit Date, the Annual Increase will receive a quarter of the Annual Increase Percentage and both your Annual Increase and Quarterly Anniversary Value will lock in any higher Contract Value for the last time on your Last Increase Date. After the Last Increase Date, these values only increase or decrease if you make an additional Purchase Payment or take a withdrawal.

If your Benefit Date is the Last Increase Date: We only calculate the Annual Increase and Quarterly Anniversary Value before the Benefit Date, so you will not receive a quarter of the Annual Increase Percentage or lock in higher Contract Value on the Last Increase Date.

Benefit Base
Can only increase before the Benefit Date if you make an additional Purchase Payment, or on the Benefit Date if your current Contract Value is greater than both the Quarterly Anniversary Value and Annual Increase. It decreases with each withdrawal taken before the Benefit Date and each Excess Withdrawal taken after the Benefit Date.

Payment Percentages
We subtract 1% from all the Payment Percentages. So if the Payment Percentage based on your current age is 4% and your Benefit Base is $100,000, your available annual maximum Lifetime Plus Payment would be $4,000. If you select the Charge Lock Option rider, your new Payment Percentage would be 3% and your available annual maximum Lifetime Plus Payment would be $3,000, which is a loss in payment of $1,000.

Automatic annual Lifetime Plus Payment increases	Not available.

Together, these reductions can significantly decrease the amount of Lifetime Plus Payments you receive. The Payment Percentages table for the Income Protector rider is included in the Lifetime Plus Payment Overview earlier in this section.

If your Last Increase Date is after the Benefit Date, your Lifetime Plus Payments do not change until the next Benefit Anniversary. If your Contract Value is zero on the Last Increase Date, the Charge Lock Option rider ends and we make no change to Income Protector. If your Contract Value is positive on the Last Increase Date, we reduce your annual maximum Lifetime Plus Payments as follows.

•
First we calculate your annual maximum Lifetime Plus Payment as we do on each Benefit Anniversary making adjustments for any Excess Withdrawals you took during the prior year and applying any automatic payment increase.

•	Then we reduce this annual maximum payment by 1% using this formula: current Benefit Base x [(current annual maximum Lifetime Plus Payment ÷ the current Benefit Base) - 1%].
•
If your reduced annual maximum Lifetime Plus Payment is $100 or more, we verify that your annual actual Lifetime Plus Payment meets our minimum requirements (it must be either zero, or $100 or more – you cannot request an actual payment of $50). If it is not, we ask you to change either the payment amount, or the frequency.

After the Last Increase Date your annual maximum Lifetime Plus Payment cannot increase, but it can decrease if you take an Excess Withdrawal.

A hypothetical example showing how Income Protector may be affected if you select the Charge Lock Option rider is provided in Appendix H.

The Charge Lock Option rider ends on the earlier of the Business Day Income Protector ends, or the Last Increase Date if your Contract Value equals zero.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

•	Your Contract Value will continue to fluctuate with Investment Option performance after the Charge Lock Date.
•	The Charge Lock Option rider may not be available through all broker dealers. For more information, please contact us or your Financial Professional.
•
If you select the Charge Lock Option rider, the reduction to Income Protector’s benefits may be significant, and you may be better off either accepting the rider charge increase, or removing Income Protector from your Contract. You should consult with your Financial Professional before selecting the Charge Lock Option rider.

•	Once you select the Charge Lock Option rider, you cannot later remove it from your Contract.
•
If you select the Charge Lock Option rider and the reduction to your Payment Percentage causes your annual maximum Lifetime Plus Payment to be less than $100, Income Protector ends. If this occurs on the Benefit Date, you will have paid for Income Protector without receiving any of its advantages.

WHEN INCOME PROTECTOR ENDS

Income Protector ends on the earliest of the following.

•	The Business Day we process your request to remove this benefit from your Contract (the rider termination date).
•	The Business Day all original Covered Persons no longer have the required relationship (Owner, Annuitant or sole Beneficiary) as stated under “Covered Persons” in section 6.
•	The older Covered Person’s 91st birthday if it occurs before the Benefit Date.
•	The Business Day before the Income Date if you take a Full Annuitization.
•	The Business Day we process your request for a full withdrawal, other than a full withdrawal caused by a Lifetime Plus Payment.
•
The Benefit Date or a Benefit Anniversary if the annual maximum Lifetime Plus Payment is less than $100. However, this does not apply if you have the Charge Lock Option rider, your Last Increase Date is the Benefit Date or a Benefit Anniversary, and on the Last Increase Date your annual maximum Lifetime Plus Payment becomes less than $100.

•
Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we first receive a Valid Claim from any one Beneficiary. However, if a federally recognized spouse is a Covered Person and continues this Contract, Income Protector also continues.

•	The date of death of the last surviving Covered Person.
•	The Business Day the Contract ends.

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17. ADDITIONAL INFORMATION ABOUT BONUS OPTION CONTRACTS

We designed the Bonus Option for Owners who believe the bonus’ returns are offset by this benefit’s additional costs. This benefit provides a 6% bonus on each Purchase Payment received before the older Owner reaches age 81(or the Annuitant reaches age 81 if Owner is a non-individual), subject to a three-year vesting schedule. The Bonus Option was only available at issue on Version A Contracts from May 1, 2007 through April 29, 2011, and Version B Contracts from May 2, 2011 through April 26, 2013. You cannot remove the Bonus Option from your Contract. This benefit ends when your Contract ends. The Bonus Option carries an additional M&E charge and is subject to a higher and longer withdrawal charge schedule as described in section 3, Fee Tables and section 11, Expenses.

The bonus is subject to the following terms.
•
Bonus amounts are available to you as they vest. We include the bonus in any part of a guaranteed value based on Contract Value, but only as it vests. We do not include the bonus in any part of a guaranteed value based on Purchase Payments. The vesting schedule is as follows.

Number of Complete Years Since Purchase Payment Receipt	Vesting Percentage
0	0%
1	35%
2	70%
3+	100%

•	We treat all bonus amounts and their gains or losses as Contract earnings for both tax purposes and the withdrawal charge.
•	All bonus gains and losses are part of your Contract Value and are always 100% vested.

We pay all bonus amounts from the general account assets of Allianz Life.

We deduct Contract charges other than the M&E charge from the Bonus Value, which is your Contract Value plus any unvested bonus. If you take a withdrawal* or Full Annuitization, or if a death benefit is payable in the first three years after we receive a Purchase Payment, you lose all or some of your bonus. We expect to profit from the Bonus Option’s additional M&E charge and withdrawal charge.

*	Including Partial Annuitizations, Lifetime Plus Payments, Income Focus Payments, and Excess Withdrawals.

•	The bonus may be more than offset by the Bonus Option’s additional M&E charge and withdrawal charge, especially during periods of poor Investment Option performance.
•	The IRS has not reviewed the Contract for qualification as an IRA and has not issued a ruling as to whether a bonus benefit with a vesting schedule complies with IRA requirements.

18. TAXES

This section provides a summary explanation of the tax ramifications of your Contract. More detailed information about product taxation is contained in the SAI, which is available by calling the toll-free telephone number at the back of this prospectus. We do not provide individual tax advice. You should contact your tax adviser to discuss this Contract’s effects on your personal tax situation.

QUALIFIED AND NON-QUALIFIED CONTRACTS

Your Contract is either a Qualified Contract or a Non-Qualified Contract. A Qualified Contract is purchased pursuant to a specialized provision of the Internal Revenue Code (Code). For example, a Contract may have been purchased pursuant to Section 408 of the Code as an IRA.

Qualified Contracts are subject to certain restrictions, including restrictions on the amount of annual contributions, restrictions on how much you can earn and still be able to contribute to a Qualified Contract, and specialized restrictions on withdrawals. Qualified Contracts must have been purchased from earned income from the relevant year or years, or from a rollover or transfer from a qualified contract. An IRA to IRA indirect rollover can occur only once in any twelve month period from all of the IRAs you currently own.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

We previously offered the following types of Qualified Contracts.

Type of Contract	Persons and Entities that can buy the Contract
IRA	Must have the same individual as Owner and Annuitant.
Roth IRA	Must have the same individual as Owner and Annuitant.
Simplified Employee Pension (SEP) IRA	Must have the same individual as Owner and Annuitant.
Certain Code Section 401 Plans	A qualified retirement plan is the Owner and the Annuitant must be an individual.

There are no Code restrictions on annual contributions to a Non-Qualified Contract or how much you can earn and still contribute to a Contract.

TAXATION OF ANNUITY CONTRACTS

The Contract has the following tax characteristics.

•	Taxes on earnings are deferred until you take money out. Non-Qualified Contracts owned by corporations or partnerships do not receive income tax deferral on earnings.
•
When you take money out of a Non-Qualified Contract, earnings are generally subject to federal income tax and applicable state income tax. All pre-tax money distributed from Qualified Contracts are subject to federal and state income tax, but qualified distributions from Roth IRA Contracts are not subject to federal income tax. This prospectus does not address specific state tax laws. You should discuss state taxation with your tax adviser.

•	Taxable distributions are subject to an ordinary income tax rate, rather than a capital gains rate.
•
Distributions from Non-Qualified Contracts are considered investment income for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax adviser for more information.

•
If you take partial withdrawals from your Non-Qualified Contract, the withdrawals are generally taxed as though you were paid taxable earnings first, and then as a non-taxable return of Purchase Payments.

•
If you fully annuitize your Non-Qualified Contract and receive a stream of Annuity Payments, you receive the benefit of the exclusion ratio, and each Annuity Payment you receive is treated partly as taxable earnings and partly as a non-taxable return of Purchase Payments.

•	If you take partial withdrawals or annuitize a Qualified Contract, you will be responsible for determining what portion, if any, of the distribution consists of after-tax money.
•	Lifetime Plus Payments and Income Focus Payments are taxed as partial withdrawals.
•
If you take out earnings before age 59 1∕2, you may be subject to a 10% additional federal tax, unless you take a lifetime annuitization of your Contract or you take money out in a stream of substantially equal payments over your expected life in accordance with the requirements of the Code. If the Contract is jointly owned, we send one check payable to both Joint Owners and we tax both Joint Owner's based on the age of the older Joint Owner.

•	A pledge or assignment of a Contract may be treated as a taxable event. You should discuss any pledge or assignment of a Contract with your tax adviser.
•
If you purchase multiple non-qualified deferred annuity contracts from an affiliated group of companies in one calendar year, these contracts are treated as one contract for purposes of determining the tax consequences of any distribution.

•
Death benefit proceeds from Non-Qualified Contracts are taxable to the beneficiary as ordinary income to the extent of any earnings. Death benefit proceeds must be paid out in accordance with the requirements of the Code.

•
Depending upon the type of Qualified Contract you own, required minimum distributions (RMDs) must be satisfied when you reach a certain age. If you enroll in our minimum distribution program, we make RMD payments to you that are designed to meet this Contract’s RMD requirements.

•
When you take money out of a Contract, we may deduct premium tax that we pay on your Contract. This tax varies from 0% to 3.5%, depending on your state. Currently, we pay this tax and do not pass it on to you.

TAXATION OF LIFETIME PAYMENTS

We treat Lifetime Plus Payments and Income Focus Payments (lifetime payments) as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. For Qualified Contracts, the total lifetime payment is most likely subject to ordinary income tax. If you are taking withdrawals from the Contract to satisfy the requirements for substantially equal periodic payments under Section 72(t) or 72(q) of the Internal Revenue Code and you

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

begin lifetime payments before the required series of withdrawals is complete, you may incur additional penalties, including a 10% additional federal tax. If you begin lifetime payments before age 59 1∕2 the payments will generally be subject to a 10% additional federal tax. In addition, if the Contract is jointly owned, we tax both Joint Owner's based on the age of the older Joint Owner.

TAX-FREE SECTION 1035 EXCHANGES

Subject to certain restrictions, you can make a “tax-free” exchange under Section 1035 of the Code for all or a portion of one non-qualified annuity contract for another, or all of a life insurance policy for a non-qualified annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:

•	you might have to pay a withdrawal charge on your previous contract,
•	unless you have the No Withdrawal Charge Option, there is a new withdrawal charge period for this Contract,
•	other charges under this Contract may be higher (or lower),
•	the benefits may be different, and
•	you no longer have access to any benefits from your previous contract.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible additional federal tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine the exchange is in your best interest and not just better for the person selling you the Contract who generally earns a commission on each sale. You should consult a tax adviser to discuss the potential tax effects before making a 1035 exchange.

For Contracts issued before August 17, 2009, we only allow 1035 exchanges if your Contract was issued in Connecticut, Florida, or New Jersey, and you are still allowed to make additional Purchase Payments.

19. OTHER INFORMATION

ALLIANZ LIFE

Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. Our address is 5701 Golden Hills Drive, Minneapolis, MN 55416. We currently offer fixed, fixed index, and variable annuities, individual life insurance, and registered index-linked annuities. We are licensed to do direct business in 49 states and the District of Columbia. We are a subsidiary of Allianz SE, a provider of integrated financial services.

THE SEPARATE ACCOUNT

We established Allianz Life Variable Account B (the Separate Account) as a separate account under Minnesota insurance law on May 31, 1985. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.

The Separate Account holds the assets that underlie the Contracts, except assets allocated to our general account. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

We own the assets of the Separate Account. We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities, other than those arising from the Contracts.

If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and charges.
The obligations under the Contracts are obligations of Allianz Life. We are obligated to pay all amounts promised to investors under the Contracts.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

DISTRIBUTION

Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. ALFS is a limited liability company organized in Minnesota, and is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. ALFS is registered as a broker/dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). ALFS is not a member of Securities Investors Protection Corporation. More information about ALFS is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.

We have entered into a distribution agreement with ALFS for the distribution of our products. ALFS also may perform various administrative services on our behalf.

We may fund ALFS operating and other expenses, including: overhead; legal and accounting fees; Financial Professional training; compensation for the ALFS management team; and other expenses associated with the Contracts. Financial Professionals and their managers may also be eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with ALFS. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.

ALFS does not itself sell our products on a retail basis. Rather, ALFS enters into selling agreements with other broker/dealers registered under the 1934 Act (selling firms) for the sale of our products. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7% of Purchase Payments.

A portion of the payments made to selling firms may be passed on to their Financial Professionals. Financial Professionals may receive cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what they and their firm may receive in connection with your Contract.

Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account. We intend to recover commissions and other expenses indirectly through fees and charges imposed under the Contract.

Broker-dealers and their Financial Professionals and managers involved in sales of our products may receive payments from us for administrative and other services that do not directly involve sales of our products, including payments made for recordkeeping, the recruitment and training of personnel, production of promotional literature and similar services. In addition, certain firms and their Financial Professionals may receive compensation for distribution and administrative services when acting in a wholesaling capacity and working with retail firms.

We and/or ALFS may pay certain selling firms additional marketing support allowances for:

•	marketing services and increased access to their Financial Professionals;
•	costs associated with sales conferences and educational seminars;
•	the cost of client meetings and presentations; and
•	other sales expenses incurred by them.

We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker/dealer firm and the amount of any such payment.

We may also make payments for marketing and wholesaling support to broker/dealer affiliates of Investment Options that are available through the variable annuities we offer.

Additional information regarding marketing support payments can be found in the Distributor section of the SAI.

Some Financial Professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.

The Investment Options may assess a Rule 12b-1 fee. These fees are paid to ALFS as consideration for providing certain services and incurring certain expenses permitted under the Investment Option’s plan. These fees typically equal 0.25% of an Investment Option’s average daily net assets for the most recent calendar year.

In certain instances, an investment adviser and/or subadviser (and/or their affiliates) of an Investment Option may make payments for administrative services to ALFS or its affiliates.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

ADDITIONAL CREDITS FOR CERTAIN GROUPS

We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower administrative expenses or better than expected mortality or persistency experience.

ADMINISTRATION/ALLIANZ SERVICE CENTER

The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative and routine customer services performed by our Service Center include processing and mailing of account statements and other mailings to Owners, responding to Owner correspondence and inquiries, and processing requests for variable annuity payments. Allianz Life also contracts with Tata Consultancy Services (Tata) located at #42(P) & 45(P), Think Campus, Electronic City, Phase II, Bangalore, Karnataka 560100, India, to perform certain administrative services including:

•	maintenance of the Contracts,
•	maintenance of Owner records, and
•	routine customer service including:
–	processing of Contract changes,
–	processing withdrawal requests (both partial and total), and
–	processing requests for fixed annuity payments.

Services performed by Tata are overseen and quality control checked by our Service Center.

To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Options, may be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call our Service Center at the toll-free telephone number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.

LEGAL PROCEEDINGS

We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or ALFS is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or ALFS’ ability to perform its obligations.

FINANCIAL STATEMENTS

The statutory financial statements of Allianz Life and the Separate Account have been included in the Statement of Additional Information (SAI). The back of this prospectus includes instructions on how to acquire an SAI from us free of charge.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

20. PRIVACY NOTICE

Allianz Life Insurance Company of North America
PO Box 1344
Minneapolis, MN 55440-1344
800.328.5600

Your privacy is a high priority for Allianz Life Insurance Company of North America (Allianz) (“we” or “our”). This Privacy Notice outlines our principles for collecting, using and protecting information that we maintain about you. This Privacy Notice is also displayed on our website at www.allianzlife.com.

Information about you that Allianz collects

We collect information about you so that we can process the insurance transactions you request and administer or service your policy. We also collect information to inform you of new products and services and to engage in studies or research relating to our business. We limit the information collected to what is needed for our business purposes. We may collect your information from the following sources.

•
From you, either directly or through our financial professionals. This may include information provided on your insurance application or other forms you may complete. The information we collect includes, but is not limited to, your name, Social Security number, address, telephone number, mobile phone number, and email address.

•	From others, through the process of issuing a policy or handling a claim. This may include information from consumer reporting agencies and medical or accident reports.
•	From your doctor or during a home visit by a health care professional. This may include your health records gathered with your written consent.
•	From your relationship with us. For example, this may include the number of years you have been a customer or the types of products you have purchased.
•	From data brokers that collect publicly available information about you. This includes household information, financial transactions, and social media activity.

Information about you that Allianz shares

We do not share information about current or former customers with anyone, except as allowed by law. “Allowed by law” means that we may share the information we collect about you as follows.

•	With people and entities when we have your consent to share your information.
•	With our affiliates and other third parties in order to process your application, or administer or service your policy.
•	With consumer reporting agencies to obtain a medical report, credit report, or motor vehicle report. These reports are used to decide eligibility for a policy or to process transactions you request.
•	With our financial professionals so that they can service your policy. They may also inform you of other Allianz products and services that may be of interest to you.
•	With health care providers in order to process your claim.
•
As required or otherwise permitted by law. This may include sharing information with state insurance agencies, law enforcement, and other government officials. We may also share your information to respond to subpoenas, court orders, and other legal requests.

•	With research groups to conduct studies on our business to improve the products and services we offer.
•	To inform you of products and services that may be of interest to you. These communications may be made by us, our financial professionals, or through third parties.
•	With our affiliates so they can market their products and services to you. State insurance laws do not allow you to restrict this disclosure.

Allianz does not sell your information to anyone

We do not sell your information to anyone for their own marketing purposes. For this reason, we are not required to obtain your “opt in election,” “opt out election,” or authorization.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

Allianz policies and practices regarding security of your information

We limit access to your information to those employees, affiliates, and service providers who need it for our business purposes. We protect your information using safeguards that comply with applicable federal and state law. This includes measures that are administrative, physical, and technical in nature. We use reasonable measures to secure our websites and protect the information that may be shared over these sites.

Your ability to access and correct your information

You have the right to access and obtain a copy of your information. This does not include the right to access and copy your information related to a claim or civil or criminal proceeding. You may also write to us and ask about disclosure(s) of your information made within the last two (2) years. If you wish to review your information, please write us at:

Allianz Life Insurance Company of North America
Attn: Privacy Office
PO Box 1344
Minneapolis, MN 55440-1344

Please provide your full name, address, and policy number(s) in your written request. For your protection, please have your request notarized. We reserve the right to ask for additional verification of your identity.

Within 30 working days of our receipt of your written request, you may see and get a copy of your information in person. If you prefer, we will send you a copy of your information. If medical information is contained in your file, we may request that you name a medical professional to whom we will send your information.

If you believe any of your information is incorrect, you may write to us at the address above. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not agree there is an error, you may file a statement disputing our finding. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you obtained from a consumer reporting agency or a Department of Motor Vehicles. We will provide you with the names and addresses of these agencies so you can contact them directly.

Notification of change

Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to implementing any changes.

For more information or if you have questions

If you have any questions or concerns about our privacy practices, please call the Corporate Compliance Privacy Office at 800.328.5600, contact us via the secured website, or write us at:

Allianz Life Insurance Company of North America
Attn: Privacy Office
PO Box 1344
Minneapolis, MN 55440-1344

This Privacy Notice is being provided on behalf of the following companies:

•	Allianz Life Insurance Company of North America
•	Allianz Life Financial Services, LLC

M40018 (R-08/2020)

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022

APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
The following is a list of Investment Options available under the Contract. More information about the Investment Options is available in the prospectuses for the Investment Options, which may be amended from time to time and can be found online at [  ]. You can also request this information at no cost by calling (800) 624-0197 or by sending an email request to [___].  Depending on the optional benefits you chose, you may not be able to invest in certain Investment Options. See Appendix B – Investment Option Restrictions for Optional Benefits.

The current expenses and performance information below reflects fees and expenses of the Investment Options, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Investment Option’s past performance is not necessarily an indication of future performance.

[Average Annual Total Return figures to be added by amendment]

Investment Objective	Investment Option and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Years	10 Years
Long-term capital appreciation with preservation of capital as an important consideration	AZL Balanced Index Strategy Fund(4) Adviser: Allianz Investment Management LLC	[0.71]%	%	%	%
Long-term capital appreciation	AZL DFA Multi-Strategy Fund(4) Adviser: Allianz Investment Management LLC	[0.98]%	%	%	%
The Fund seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns, and seeks to focus the eligible universe on securities with relatively less expected upward or downward movement in market value

	AZL DFA Five-Year Global Fixed Income Fund(2) Adviser: Allianz Investment Management LLC Subadviser: Dimensional Fund Advisors LP	[0.93]%	%	%	%
Exceed total return of the Barclays Capital U.S. Aggregate Bond Index	AZL Enhanced Bond Index Fund Adviser: Allianz Investment Management LLC Subadviser: BlackRock Financial Management, Inc.	[0.66]%	%	%	%
High level of current income while maintaining prospects for capital appreciation	AZL Fidelity Institutional Asset Management® Multi-Strategy Fund – Class 2(2) Adviser: Allianz Investment Management LLC Subadviser: FIAM® LLC/ Geode Capital Management, LLC	[1.03]%	%	%	%
High level of current income	AZL Fidelity Institutional Asset Management® Total Bond Fund – Class 2 Adviser: Allianz Investment Management LLC Subadviser: FIAM® LLC	[0.83]%	%	%	%

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix A

Investment Objective	Investment Option and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Years	10 Years
Capture equity market investment returns, while exposing investors to less risk than other equity investments	AZL Gateway Fund Adviser: Allianz Investment Management LLC Subadviser: Gateway Investment Advisors, LLC	[1.12]%	%	%	%
Current income consistent with stability of principal	AZL Government Money Market Fund(2) Adviser: Allianz Investment Management LLC Subadviser: BlackRock Advisors, LLC	[0.66]%	%	%	%
Seeks to match the performance of the MSCI EAFE® Index as closely as possible	AZL International Index Fund – Class 2 Adviser: Allianz Investment Management LLC Subadviser: BlackRock Investment Management, LLC	[0.71]%	%	%	%
Maximize long-term total return	AZL MetWest Total Return Bond Fund(2) Adviser: Allianz Investment Management LLC Subadviser: Metropolitan West Asset Management, LLC	[0.92]%	%	%	%
Seeks to match the performance of the Standard & Poor’s MidCap 400® Index (“S&P 400 Index”) as closely as possible	AZL Mid Cap Index Fund – Class 2 Adviser: Allianz Investment Management LLC Subadviser: BlackRock Investment Management, LLC	[0.58]%	%	%	%
Long-term capital appreciation	AZL Moderate Index Strategy Fund(2),(4) Adviser: Allianz Investment Management LLC	[1.04]%	%	%	%
Seeks to match the performance of the MSCI Emerging Markets Index as closely as possible	AZL MSCI Emerging Markets Equity Index Fund – Class 2(2) Adviser: Allianz Investment Management LLC Subadviser: BlackRock Investment Management, LLC	[1.42]%	%	%	%
Seeks to match the performance of the MSCI World Index as closely as possible	AZL MSCI Global Equity Index Fund – Class 2(2) Adviser: Allianz Investment Management LLC Subadviser: BlackRock Investment Management, LLC	[1.08]%	%	%	%
Long-term capital appreciation with preservation of capital as an important consideration	AZL MVP Balanced Index Strategy Fund(3),(4) Adviser: Allianz Investment Management LLC	[0.72]%	%	%	%
Long-term capital appreciation	AZL MVP DFA Multi-Strategy Fund(2),(3),(4) Adviser: Allianz Investment Management LLC	[1.15]%	%	%	%

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix A

Investment Objective	Investment Option and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Years	10 Years
High level of current income while maintaining prospects for capital appreciation	AZL MVP Fidelity Institutional Asset Management® Multi-Strategy Fund(3),(4) Adviser: Allianz Investment Management LLC	[0.82]%	%	%	%
Long-term capital appreciation with preservation of capital as an important consideration	AZL MVP Fusion Balanced Fund(2),(3),(4) Adviser: Allianz Investment Management LLC	[0.95]%	%	%	%
Long-term capital appreciation with preservation of capital as an important consideration	AZL MVP Fusion Conservative Fund(2),(3),(4) Adviser: Allianz Investment Management LLC	[0.97]%	%	%	%
Long-term capital appreciation	AZL MVP Fusion Moderate Fund(2),(3),(4) Adviser: Allianz Investment Management LLC	[0.95]%	%	%	%
Long-term capital appreciation with preservation of capital as an important consideration	AZL MVP Global Balanced Index Strategy Fund(3),(4) Adviser: Allianz Investment Management LLC	[0.79]%	%	%	%
Long-term capital appreciation	AZL MVP Growth Index Strategy Fund(3),(4) Adviser: Allianz Investment Management LLC	[0.68]%	%	%	%
Long-term capital appreciation	AZL MVP Moderate Index Strategy Fund(3),(4) Adviser: Allianz Investment Management LLC	[0.70]%	%	%	%
Long term capital appreciation with preservation of capital as an important intermediate-term objective	AZL MVP T. Rowe Price Capital Appreciation Plus Fund(3),(4) Adviser: Allianz Investment Management LLC	[0.87]%	%	%	%
Seeks to match the total return of the Russell 1000® Growth Index	AZL Russell 1000 Growth Index Fund – Class 2(2) Adviser: Allianz Investment Management LLC Subadviser: BlackRock Investment Management, LLC	[0.77]%	%	%	%
Seeks to match the total return of the Russell 1000® Value Index	AZL Russell 1000 Value Index Fund – Class 2(2) Adviser: Allianz Investment Management LLC Subadviser: BlackRock Investment Management, LLC	[0.77]%	%	%	%
Seeks to match total return of the S&P 500®	AZL S&P 500 Index Fund – Class 2 Adviser: Allianz Investment Management LLC Subadviser: BlackRock Investment Management, LLC	[0.50]%	%	%	%

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix A

Investment Objective	Investment Option and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks to match performance of the S&P SmallCap 600 Index®	AZL Small Cap Stock Index Fund – Class 2 Adviser: Allianz Investment Management LLC Subadviser: BlackRock Investment Management, LLC	[0.59]%	%	%	%
Long-term capital appreciation with preservation of capital as an important intermediate-term objective	AZL T. Rowe Price Capital Appreciation Fund(2) Adviser: Allianz Investment Management LLC Subadviser: T. Rowe Price Associates, Inc.	[1.08]%	%	%	%
Long-term growth of capital	Davis VA Financial Portfolio(1) Adviser: Davis Selected Advisers, L.P.	[0.73]%	%	%	%
Income	Franklin U.S. Government Securities VIP Fund – Class 2(1) Adviser: Franklin Advisers, Inc.	[0.78]%	%	%	%
Maximize total return	JPMorgan Insurance Trust Core Bond Portfolio – Class 2 Adviser: J.P. Morgan Investment Management, Inc.	[0.81]%	%	%	%
Total return with an emphasis on current income, but also considering capital appreciation	MFS VIT Total Return Bond Portfolio – Service Class Adviser: Massachusetts Financial Services Company	[0.79]%	%	%	%
Total return which exceeds that of its benchmark	PIMCO Balanced Allocation Portfolio – Admin. Class(2) Adviser: Pacific Investment Management Company LLC	[0.91]%	%	%	%
Maximum real return consistent with prudent investment management	PIMCO CommodityRealReturn® Strategy Portfolio – Admin. Class(2) Adviser: Pacific Investment Management Company LLC	[1.38]%	%	%	%
Maximum total return, consistent with preservation of capital and prudent investment management	PIMCO Emerging Markets Bond Portfolio – Admin. Class(1) Adviser: Pacific Investment Management Company LLC	[1.10]%	%	%	%
Total return which exceeds that of its benchmark	PIMCO Global Core Bond (Hedged) Portfolio – Admin. Class Adviser: Pacific Investment Management Company LLC	[0.78]%	%	%	%
Maximum total return, consistent with preservation of capital and prudent investment management	PIMCO High Yield Portfolio – Admin. Class(1) Adviser: Pacific Investment Management Company LLC	[0.79]%	%	%	%

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix A

Investment Objective	Investment Option and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Years	10 Years
Maximum total return, consistent with preservation of capital and prudent investment management	PIMCO Long-Term U.S. Government Portfolio – Admin. Class Adviser: Pacific Investment Management Company LLC	[0.845]%	%	%	%
Maximum real return, consistent with preservation of real capital and prudent investment management	PIMCO Real Return Portfolio – Admin. Class(1) Adviser: Pacific Investment Management Company LLC	[0.84]%	%	%	%
Total return, which exceeds that of its secondary benchmark index consistent with prudent investment management	PIMCO StocksPLUS® Global Portfolio – Advisor Class(2) Adviser: Pacific Investment Management Company LLC	[0.91]%	%	%	%
Maximum total return, consistent with preservation of capital and prudent investment management	PIMCO Total Return Portfolio – Admin. Class Adviser: Pacific Investment Management Company LLC	[0.69]%	%	%	%
High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Templeton Global Bond VIP Fund – Class 2(1),(2) Adviser: Franklin Advisers, Inc.	[0.79]%	%	%	%

(1)	This Investment Option is only available to Contracts issued before October 16, 2017.
(2)	This Investment Option’s annual expenses reflect temporary fee reductions. Please see the Investment Option’s prospectus for information regarding the expense reimbursement or fee waiver arrangement.
(3)
This Investment Option is managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”). Please see “Principal Risks – Managed Volatility Fund Risk” in the prospectus and the Investment Option’s prospectus for more information.

(4)
This Investment Option is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Investment Option invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix A

APPENDIX B – INVESTMENT RESTRICTIONS FOR OPTIONAL BENEFITS

If you have Income Protector, Income Focus, Investment Protector, a Lifetime Benefit, or a Target Date Benefit, your Contract is subject to investment restrictions, as summarized in this appendix.

If your Contract is subject to investment restrictions, your Contract is also subject to automatic quarterly rebalancing. We rebalance your Contract Value according to your future Purchase Payment allocation instructions at the end of the last Business Day before each Quarterly Anniversary. If you have Investment Protector or a Target Date Benefit we adjust your allocation instructions if they do not comply with the allowed maximums summarized in this appendix as described further in the prospectus. There are no fees for the quarterly rebalancing transfers we make, and we do not count them against the free transfers we allow. To change this quarterly rebalancing, you must change your future Purchase Payment allocation instructions. Any requested change to these allocation instructions must comply with your benefit’s restrictions or we reject your change.

We may add, remove or substitute Investment Options from this list. We secure all necessary SEC and other governmental approvals before removing or substituting an Investment Option. For a Lifetime Benefit, Investment Protector, or Target Date Benefit we may also move Investment Options from a more restrictive group to a less restrictive group, but we cannot move Investment Options the other way. We send you written notice regarding additions, removals or substitutions. When an Investment Option is removed or substituted, we send you written notice 30 days before the removal or substitution date.

We put these restrictions in place to support your benefit’s guarantees. To the extent these restrictions limit your investment flexibility, they may limit the upside potential to your Investment Option returns, which may limit your Contract Value, Benefit Base and Lifetime Plus Payment increases for Income Protector and Lifetime Benefits, Performance Increases for Income Focus, and Target Value for Investment Protector and Target Date Benefits.

INCOME PROTECTOR

If you have Income Protector, you may allocate Contract Value only to the Investment Options listed below. The version identifier is located in your rider.

Investment Options Available with Versions:
11.17, 12.17, 01.18, 02.18, 03.18, 04.18, 05.18, 06.18, 07.18, 08.18, 09.18, 10.18, 11.18, 12.18, 01.19, 02.19, 03.19, 04.19v1, 04.19v2, 05.19, 06.19, 07.19, 08.19, 09.19, 10.19, 11.19, 12.19, 01.20, 02.20, 03.20, 04.20

AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Government Money Market Fund
AZL MetWest Total Return Bond Fund
AZL MVP Balanced Index Strategy Fund
AZL MVP Global Balanced Index Strategy Fund
AZL MVP DFA Multi-Strategy Fund
AZL MVP Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL MVP Fusion Balanced Fund

AZL MVP Fusion Conservative Fund
AZL MVP Fusion Moderate Fund
AZL MVP Growth Index Strategy Fund
AZL MVP Moderate Index Strategy Fund
AZL MVP T. Rowe Price Capital Appreciation Plus Fund
JPMorgan Insurance Trust Core Bond Portfolio
MFS Total Return Bond Portfolio
PIMCO Balanced Allocation Portfolio
PIMCO Global Core Bond (Hedged) Portfolio
PIMCO Total Return Portfolio

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix B

Investment Options Available with Versions:
01.12, 05.12, 07.12, 10.12, 04.15, 04.16, 05.16, 06.16, 07.16, 08.16, 09.16, 10.16, 11.16, 12.16, 01.17, 02.17, 03.17, 04.17, 05.17, 06.17, 07.17, 08.17, 09.17, 10.17

AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Government Money Market Fund
AZL MetWest Total Return Bond Fund
AZL MVP Balanced Index Strategy Fund
AZL MVP Global Balanced Index Strategy Fund
AZL MVP DFA Multi-Strategy Fund
AZL MVP Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL MVP Fusion Balanced Fund
AZL MVP Fusion Conservative Fund

AZL MVP Fusion Moderate Fund
AZL MVP Growth Index Strategy Fund
AZL MVP Moderate Index Strategy Fund
AZL MVP T. Rowe Price Capital Appreciation Plus Fund
Franklin U.S. Government Securities VIP Fund*
JPMorgan Insurance Trust Core Bond Portfolio
MFS Total Return Bond Portfolio
PIMCO Balanced Allocation Portfolio
PIMCO Global Core Bond (Hedged) Portfolio
PIMCO High Yield Portfolio*
PIMCO Real Return Portfolio*
PIMCO Total Return Portfolio
Templeton Global Bond VIP Fund*

Investment Options Available with Versions: 08.09, 05.10, 05.11
AZL Balanced Index Strategy Fund
AZL DFA Five-Year Global Fixed Income Fund
AZL DFA Multi-Strategy Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Gateway Fund
AZL Government Money Market Fund
AZL MetWest Total Return Bond Fund
AZL Moderate Index Strategy Fund
AZL MVP Balanced Index Strategy Fund
AZL MVP DFA Multi-Strategy Fund
AZL MVP Fusion Balanced Fund
AZL MVP Fusion Conservative Fund

AZL MVP Fusion Moderate Fund
AZL MVP Growth Index Strategy Fund
AZL MVP Moderate Index Strategy Fund
AZL MVP T. Rowe Price Capital Appreciation Plus Fund
Franklin U.S. Government Securities VIP Fund*
JPMorgan Insurance Trust Core Bond Portfolio
MFS Total Return Bond Portfolio
PIMCO Balanced Allocation Portfolio
PIMCO Emerging Markets Bond Portfolio*
PIMCO Global Core Bond (Hedged) Portfolio
PIMCO High Yield Portfolio*
PIMCO Real Return Portfolio*
PIMCO Total Return Portfolio
Templeton Global Bond VIP Fund*

* Investment Options are no longer available for selection. We will continue to move assets into and out of these Investment Options subject to Income Protector’s automatic quarterly asset rebalancing unless you provide us with alternate instructions. However, you cannot request to transfer into these closed Investment Options, and if you change your future Purchase Payment allocation instructions, the closed Investment Options will no longer be available to you.

INCOME FOCUS

If you have Income Focus, you may allocate Contract Value only to the Investment Options listed below.

Income Focus Available Investment Options
AZL MVP Balanced Index Strategy Fund
AZL MVP Global Balanced Index Strategy Fund
AZL MVP Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL MVP Fusion Balanced Fund
AZL MVP Fusion Conservative Fund
AZL MVP Fusion Moderate Fund AZL MVP Growth Index Strategy Fund AZL MVP Moderate Index Strategy Fund AZL MVP T. Rowe Price Capital Appreciation Plus Fund PIMCO Balanced Allocation Portfolio

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix B

LIFETIME BENEFITS

If you have a Lifetime Benefit, you may allocate Contract Value only as specified below. If you have a Lifetime Benefit for which we offered multiple versions, you can identify your version based on your date of election as set forth in the table below.

Lifetime Benefit	Available Dates
Lifetime Plus Benefit (only version)	5/1/2007 - 1/23/2009
Lifetime Plus II Benefit version 1	11/12/2007 - 1/23/2009
Lifetime Plus II Benefit version 2	1/26/2009 - 3/31/2009
Lifetime Plus 10 Benefit version 1	7/1/2008 - 1/23/2009
Lifetime Plus 10 Benefit version 2	1/26/2009 - 1/23/2009

If you have Lifetime Plus II Benefit version 2 or Lifetime Plus 10 Benefit version 2, we require you to allocate 100% of your total Contract Value to Investment Option Group C.

If you have the Lifetime Plus Benefit, Lifetime Plus II Benefit version 1, or Lifetime Plus 10 Benefit version 1:

•	You cannot allocate more than 25% of your total Contract Value to Investment Option Group A.
•	You cannot allocate more than 70% of your total Contract Value to Investment Option Group A and Group B.
•	We do not limit allocations to Investment Option Group C.

Group A Investment Options
AZL MSCI Emerging Markets Equity Index Fund AZL Small Cap Stock Index Fund	Davis VA Financial Portfolio* PIMCO CommodityRealReturn® Strategy Portfolio
Group B Investment Options
AZL International Index Fund AZL Mid Cap Index Fund AZL Russell 1000 Growth Index Fund AZL Russell 1000 Value Index Fund	AZL S&P 500 Index Fund PIMCO StocksPLUS® Global Portfolio AZL MSCI Global Equity Index Fund
Group C Investment Options
AZL Balanced Index Strategy Fund
AZL DFA Five-Year Global Fixed Income Fund
AZL DFA Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Gateway Fund
AZL Government Money Market Fund
AZL Moderate Index Strategy Fund
AZL MVP Balanced Index Strategy Fund
AZL MVP Fusion Balanced Fund
AZL MVP Fusion Conservative Fund

AZL T. Rowe Price Capital Appreciation Fund
AZL MVP Fusion Moderate Fund
AZL MVP Growth Index Strategy Fund
Franklin U.S. Government Securities VIP Fund*
PIMCO Emerging Markets Bond Portfolio*
PIMCO Global Core Bond (Hedged) Portfolio
PIMCO Balanced Allocation Portfolio
PIMCO High Yield Portfolio*
PIMCO Real Return Portfolio*
PIMCO Total Return Portfolio
Templeton Global Bond VIP Fund*

* Investment Options that are no longer available for selection. We will continue to move assets into and out of these Investment Options subject to the Lifetime Benefit’s automatic quarterly asset rebalancing unless you provide us with alternate instructions. However, you cannot request to transfer into these closed Investment Options, and if you change your future Purchase Payment allocation instructions, the closed Investment Options will no longer be available to you.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix B

INVESTMENT PROTECTOR

If you have Investment Protector, you may allocate Contract Value only as specified below. The version identifier is located in your rider.

Investment Protector – Versions 07.12, 07.13, 04.15, 04.16, 05.16, 06.16, 07.16, 08.16, 09.16, 10.16
If you have a version of Investment Protector listed immediately above, you may allocate your Contract Value to the Investment Options in Table 1 below, subject to the limitations set forth in Table 2 thereafter.

TABLE 1: Available Investment Option Groups
Equity Group
AZL Balanced Index Strategy Fund
AZL DFA Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Gateway Fund
AZL International Index Fund
AZL Mid Cap Index Fund
AZL Moderate Index Strategy Fund
AZL MSCI Global Equity Index Fund
AZL MVP Balanced Index Strategy Fund
AZL MVP Fusion Balanced Fund

AZL MVP Fusion Conservative Fund
AZL MVP Fusion Moderate Fund
AZL MVP Growth Index Strategy Fund
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
AZL S&P 500 Index Fund
AZL T. Rowe Price Capital Appreciation Fund
PIMCO Balanced Allocation Portfolio
PIMCO StocksPLUS® Global Portfolio

Fixed Income Group
AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Government Money Market Fund
AZL MetWest Total Return Bond Fund
Franklin U.S. Government Securities VIP Fund*
JP Morgan Insurance Trust Core Bond Portfolio

MFS Total Return Bond Portfolio
PIMCO Global Core Bond (Hedged) Portfolio
PIMCO High Yield Portfolio*
PIMCO Long-Term U.S. Government Portfolio
PIMCO Real Return Portfolio*
PIMCO Total Return Portfolio
Templeton Global Bond VIP Fund*

* Investment Options that are no longer available for selection. We will continue to move assets into and out of these Investment Options subject to Investment Protector’s automatic quarterly asset rebalancing unless you provide us with alternate instructions. However, you cannot request to transfer into these closed Investment Options, and if you change your future Purchase Payment allocation instructions, the closed Investment Options will no longer be available to you.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix B

On the Rider Effective Date and subsequent Quarterly Anniversaries, Table 2 determines the maximum Contract Value you can allocate to Investment Options in the Equity Group based on the number of Rider Years until the initial Target Value Date and the comparison of Contract Value (CV) to Target Value (TV). Subtract the Table 2 value from 100% to determine the minimum Contract Value required in the Fixed Income Group. For example, on the Rider Effective Date, if your initial Target Value Date is the 12th Rider Anniversary, you can allocate up to 70% of your Contract Value to Investment Options in the Equity Group and you must have at least 30% in the Fixed Income Group.

TABLE 2: Maximum Contract Value Allowed in the Equity Group
Number of Rider Years* to the Initial Target Value Date	CV = 94%+ of TV	CV = 88% to < 94% of TV	CV = 82% to < 88% of TV	CV = 76% to < 82% of TV	CV = 70% to < 76% of TV	CV = 64% to < 70% of TV	CV = 58% to < 64% of TV	CV = 52% to < 58% of TV	CV = 46% to < 52% of TV	CV = 40% to < 46% of TV	CV = 34% to < 40% of TV	CV = 28% to < 34% of TV	CV = 22% to < 28% of TV	CV = 16% to < 22% of TV	CV = 10% to < 16% of TV	CV = 4% to < 10% of TV	CV < 4% of TV
33+	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%
32	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%
31	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%
30	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%
29	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%
28	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%
27	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%
26	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%
25	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%
24	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%
23	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%
22	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%
21	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%
20	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%
19	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%
18	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%
17	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%
16	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%
15	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%
14	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%
13	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%
12	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%
11	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%
10	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%
9	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%
8	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%
7	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
6	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
5	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
4	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
3	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
2	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
1	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
Initial Target Value Date and beyond	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
*
We round the number of years until the initial Target Value Date up to the next whole number. For example, when you are seven Rider Years and four months away from your initial Target Value Date, in this table you are eight Rider Years from the initial Target Value Date.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix B

Investment Protector – 08.09, 05.10, 01.12
If you have a version of Investment Protector listed immediately above, you may allocate your Contract Value to the Investment Options in Table 1 below, subject to the limitations set forth in Table 2 thereafter.

TABLE 1: Available Investment Option Groups
Group A
AZL MSCI Emerging Markets Equity Index Fund AZL MVP Growth Index Strategy Fund AZL Small Cap Stock Index Fund	Davis VA Financial Portfolio* PIMCO CommodityRealReturn® Strategy Portfolio
Group B/X
AZL Balanced Index Strategy Fund
AZL DFA Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Gateway Fund
AZL International Index Fund
AZL Mid Cap Index Fund
AZL Moderate Index Strategy Fund
AZL MSCI Global Equity Index Fund
AZL MVP Balanced Index Strategy Fund

AZL MVP Fusion Balanced Fund
AZL MVP Fusion Conservative Fund
AZL MVP Fusion Moderate Fund
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
AZL S&P 500 Index Fund
AZL T. Rowe Price Capital Appreciation Fund
PIMCO Balanced Allocation Portfolio
PIMCO StocksPLUS® Global Portfolio

Group Y
AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Government Money Market Fund
AZL MetWest Total Return Bond Fund
Franklin U.S. Government Securities VIP Fund
JP Morgan Insurance Trust Core Bond Portfolio
MFS Total Return Bond Portfolio

PIMCO Emerging Markets Bond Portfolio*
PIMCO Global Core Bond (Hedged) Portfolio
PIMCO High Yield Portfolio*
PIMCO Long-Term U.S. Government Portfolio
PIMCO Real Return Portfolio*
PIMCO Total Return Portfolio
Templeton Global Bond VIP Fund*

* Investment Options that are no longer available for selection. We will continue to move assets into and out of these Investment Options subject to Investment Protector’s automatic quarterly asset rebalancing unless you provide us with alternate instructions. However, you cannot request to transfer into these closed Investment Options, and if you change your future Purchase Payment allocation instructions, the closed Investment Options will no longer be available to you.

On the Rider Effective Date and subsequent Quarterly Anniversaries, Table 2 determines the maximum Contract Value you can allocate to Investment Options in Groups A and B/X based on the number of Rider Years until the initial Target Value Date and the comparison of Contract Value (CV) to Target Value (TV). Use the Table 2 value in the first column of Table 3 to determine the maximum Contract Value you can allocate to Investment Options in Group A and the minimum required in Group Y. For example, on the Rider Effective Date, if your initial Target Value Date is the 12th Rider Anniversary, you can allocate up to 70% of your Contract Value to Investment Options in Groups A and B/X, up to 20% in Group A, and you must have at least 30% in Group Y.

TABLE 2: Maximum Contract Value Allowed in Groups A and B/X
Number of Rider Years* to the Initial Target Value Date	CV = 94% + of TV	CV = 88% to < 94% of TV	CV = 82% to < 88% of TV	CV = 76% to < 82% of TV	CV = 70% to < 76% of TV	CV = 64% to < 70% of TV	CV = 58% to < 64% of TV	CV = 52% to < 58% of TV	CV = 46% to < 52% of TV	CV = 40% to < 46% of TV	CV = 34% to < 40% of TV	CV = 28% to < 34% of TV	CV = 22% to < 28% of TV	CV = 16% to < 22% of TV	CV = 10% to < 16% of TV	CV = 4% to < 10% of TV	CV < 4% of TV
33+	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%
32	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%
31	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%
30	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%
29	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%
28	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%
27	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%
26	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%
25	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%
24	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix B

TABLE 2: Maximum Contract Value Allowed in Groups A and B/X
Number of Rider Years* to the Initial Target Value Date	CV = 94% + of TV	CV = 88% to < 94% of TV	CV = 82% to < 88% of TV	CV = 76% to < 82% of TV	CV = 70% to < 76% of TV	CV = 64% to < 70% of TV	CV = 58% to < 64% of TV	CV = 52% to < 58% of TV	CV = 46% to < 52% of TV	CV = 40% to < 46% of TV	CV = 34% to < 40% of TV	CV = 28% to < 34% of TV	CV = 22% to < 28% of TV	CV = 16% to < 22% of TV	CV = 10% to < 16% of TV	CV = 4% to < 10% of TV	CV < 4% of TV
23	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%
22	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%
21	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%
20	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%
19	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%
18	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%
17	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%
16	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%
15	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%
14	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%
13	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%
12	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%
11	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%
10	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%
9	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%
8	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%
7	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
6	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
5	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
4	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
3	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
2	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
1	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
Initial Target Value Date and beyond	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
*
We round the number of years until the initial Target Value Date up to the next whole number. For example, when you are seven Rider Years and four months away from your initial Target Value Date, in this table you are eight Rider Years from the initial Target Value Date.

The maximum Contract Value allocation for Investment Option Group A and the minimum required Contract Value allocation for Investment Option Group Y depends on the maximum allowed allocation for Groups A and B/X as follows.

TABLE 3: Maximum Contract Value Allowed in Group A and
Minimum Contract Value Required in Group Y

When the maximum % of Contract Value allowed in Groups A and B/X is…	then the maximum % of Contract Value allowed in Group A is…	and the minimum % of Contract Value required in Group Y is…
95%	30%	5%
90%	30%	10%
85%	25%	15%
80%	25%	20%
75%	20%	25%
70%	20%	30%
65%	15%	35%
60%	15%	40%
55%	10%	45%
50%	10%	50%
45%	5%	55%
40%	5%	60%
35%	5%	65%
30%	5%	70%
25%	5%	75%
20%	5%	80%
15%	5%	85%
10%	5%	90%

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix B

TARGET DATE BENEFITS

Under each Target Date Benefit, you may allocate your Contract Value to the Investment Options in Table 1 below, subject to the limitations set forth in Tables 2 and 3 thereafter.

TABLE 1: Investment Option Groups
Group A(1)
AZL MSCI Emerging Markets Equity Index Fund AZL MVP Growth Index Strategy Fund AZL Small Cap Stock Index Fund	Davis VA Financial Portfolio* PIMCO CommodityRealReturn® Strategy Portfolio

(1)	If your rider effective date is before January 26, 2009: AZL MVP Growth Index Strategy Fund is included in the Group X Investment Options instead of in the Group A Investment Options.

Group B
AZL International Index Fund AZL Mid Cap Index Fund AZL Russell 1000 Growth Index Fund AZL Russell 1000 Value Index Fund	AZL S&P 500 Index Fund AZL T. Rowe Price Capital Appreciation Fund PIMCO StocksPLUS® Global Portfolio AZL MSCI Global Equity Index Fund

Group X	Group Y
AZL DFA Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Gateway Fund
AZL Moderate Index Strategy Fund
AZL MVP Fusion Moderate Fund
PIMCO Balanced Allocation Portfolio

AZL Balanced Index Strategy Fund
AZL DFA Five-Year Global Fixed Income Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Government Money Market Fund
AZL MVP Balanced Index Strategy Fund
AZL MVP Fusion Balanced Fund
AZL MVP Fusion Conservative Fund
Franklin U.S. Government Securities VIP Fund*
PIMCO Emerging Markets Bond Portfolio*
PIMCO Global Core Bond (Hedged) Portfolio
PIMCO High Yield Portfolio*
PIMCO Long-Term U.S. Government Portfolio
PIMCO Real Return Portfolio*
PIMCO Total Return Portfolio
Templeton Global Bond VIP Fund*

* Investment Options that are no longer available for selection. We will continue to move assets into and out of these Investment Options subject to the Target Date Benefit’s automatic quarterly asset rebalancing unless you provide us with alternate instructions. However, you cannot request to transfer into these closed Investment Options, and if you change your future Purchase Payment allocation instructions, the closed Investment Options will no longer be available to you.

On the Rider Effective Date and subsequent Quarterly Anniversaries, the maximum allowed Contract Value allocation for Investment Option Groups A, B and X is as follows in Table 2. The minimum required Contract Value for Investment Option Group Y appears in Table 3.

TABLE 2: Maximum Contract Value Allowed in Groups A and B/X
Number of Rider Years* to the Initial Target Value Date	CV = 94%+ of TV	CV = 88% to < 94% of TV	CV = 82% to < 88% of TV	CV = 76% to < 82% of TV	CV = 70% to < 76% of TV	CV = 64% to < 70% of TV	CV = 58% to < 64% of TV	CV = 52% to < 58% of TV	CV = 46% to < 52% of TV	CV = 40% to < 46% of TV	CV = 34% to < 40% of TV	CV = 28% to < 34% of TV	CV = 22% to < 28% of TV	CV = 16% to < 22% of TV	CV = 10% to < 16% of TV	CV = 4% to < 10% of TV	CV < 4% of TV
28+	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%
27	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%
26	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%
25	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%
24	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%
23	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%
22	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%
21	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%
20	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%
19	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%
18	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%
17	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix B

TABLE 2: Maximum Contract Value Allowed in Groups A and B/X
Number of Rider Years* to the Initial Target Value Date	CV = 94%+ of TV	CV = 88% to < 94% of TV	CV = 82% to < 88% of TV	CV = 76% to < 82% of TV	CV = 70% to < 76% of TV	CV = 64% to < 70% of TV	CV = 58% to < 64% of TV	CV = 52% to < 58% of TV	CV = 46% to < 52% of TV	CV = 40% to < 46% of TV	CV = 34% to < 40% of TV	CV = 28% to < 34% of TV	CV = 22% to < 28% of TV	CV = 16% to < 22% of TV	CV = 10% to < 16% of TV	CV = 4% to < 10% of TV	CV < 4% of TV
16	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%
15	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%
14	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%
13	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%
12	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%
11	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%
10	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%
9	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%
8	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%
7	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
6	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
5	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
4	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
3	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
2	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
1	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
Initial Target Value Date and beyond	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%

*
We round the number of years until the initial Target Value Date up to the next whole number. For example, when you are seven rider years and four months away from your initial Target Value Date, in this table you are eight rider years from the initial Target Value Date.

The maximum Contract Value allocation for Investment Option Group A and the minimum required Contract Value allocation for Investment Option Group Y depends on the maximum allowed allocation for Groups A, B and X as follows.

TABLE 3: Maximum Contract Value Allowed in Group A and
Minimum Contract Value Required in Group Y

When the maximum % of Contract Value allowed in the combined Groups A, B and X is…	then the maximum % of Contract Value allowed in Group A is…	and the minimum % of Contract Value required in Group Y is…
95%	30%	5%
90%	30%	10%
85%	25%	15%
80%	25%	20%
75%	20%	25%
70%	20%	30%
65%	15%	35%
60%	15%	40%
55%	10%	45%
50%	10%	50%
45%	5%	55%
40%	5%	60%
35%	5%	65%

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix B

APPENDIX C – EFFECTS OF PARTIAL WITHDRAWALS AND LIFETIME PAYMENTS ON THE VALUES AVAILABLE UNDER THE CONTRACT

These calculations show the effects of partial withdrawals and lifetime payments on the Contract’s values. All fractional numbers in these examples have been rounded up to the next whole number.

Partial withdrawals (including Partial Annuitizations, withdrawals for financial adviser fees, and any withdrawal charges, but not amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge) reduce the Contract Value on a dollar for dollar basis, and reduce all of the guaranteed values by the percentage of Contract Value withdrawn.

The following example shows the effect on the available guaranteed values assuming a Contract with a $90,000 initial Purchase Payment and a $5,000 free partial withdrawal to pay financial adviser fees (before beginning any Lifetime Plus Payments or Income Focus Payments) when the Contract Value and Rider Anniversary Value are $100,000, Benefit Base is $104,040, and (Quarterly Anniversary Value) is $102,000.

Partial Withdrawal	Contract Value	Total Income Value (Income Focus) and Traditional Death Benefit Value	Benefit Base (Income Protector)	Rider Anniversary Value (Investment Protector)	(Quarterly Anniversary Value) (Quarterly Value Death Benefit)
Prior to withdrawal	$ 100,000	$ 90,000	$104,040	$100,000	$102,000
$5,000 withdrawal		– [(5,000/ 100,000) x 114,000)	– [(5,000/ 100,000) x 114,000)	– [(5,000/ 100,000) x 114,000)	– [(5,000/ 100,000)
		x 90,000)]	x 104,040)]	x 100,000)]	x 102,000)]
	– 5,000	= – 4,500	= – 5,202	= – 5,000	= – 5,100
After withdrawal	$ 95,000	$ 85,500	$ 98,838	$ 95,000	$ 96,900

Lifetime Plus Payments under Income Protector and Income Focus Payments under Income Focus reduce the Contract Value on a dollar for dollar basis and reduce other benefits guaranteed values by the percentage of Contract Value withdrawn. However, Lifetime Plus Payments do not reduce the Benefit Base and Income Focus Payments do not reduce Income Values.

The following example shows the effect of taking the annual maximum payment on your Contract under Income Protector or Income Focus if you are the sole Covered Person. For Income Protector, assume you begin payments at age 62 when the Contract Value is $97,000, the Benefit Base is $120,000, and the annual maximum Lifetime Plus Payment is $4,800 (4% of the $120,000 Benefit Base). For Income Focus, assume you begin payments when your Income Value Percentage is 6.25% and the annual maximum Income Focus Payment is $5,344 (6.25% of the $85,500 Income Value).

Lifetime Plus Payment	Contract Value	Traditional Death Benefit Value	Benefit Base	Income Focus Payment	Contract Value	Traditional Death Benefit Value	Income Value
Before payment	$ 97,000	$ 85,500	$ 120,000	Before payment	$ 97,000	$ 85,500	$ 85,500
$4,800 payment		– [(4,800/ 97,000)		$ 5,344 payment		– [(5,344/ 97,000)
		x 85,500)]				x 85,500)]
	– 4,800	= – 4,231	no change		– 5,344	= – 4,710	no change
After payment	$ 92,200	$ 81,269	$ 120,000	After payment	$ 91,656	$ 80,790	$ 85,500

An Excess Withdrawal is a withdrawal you take while you are receiving Lifetime Plus Payments or Income Focus Payments, that when added to any other withdrawals taken during the Benefit Year and your annual actual payment, is greater than your current annual maximum lifetime payment. Partial Excess Withdrawals (including withdrawal charges, but not amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge) immediately reduce the Contract Value on a dollar for dollar basis, and reduce all of the guaranteed values by the percentage of Contract Value withdrawn. Partial Excess Withdrawals also reduce the annual maximum Lifetime Plus Payment or annual maximum Income Focus Payment on the next Benefit Anniversary.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix B

Continuing from the annual maximum payment example, assume you take a $5,000 partial Excess Withdrawal later in the first Benefit Year when the Contract Value is $92,000.

Excess Withdrawal	Contract Value	Traditional Death Benefit Value	Benefit Base	Next anniverary’s annual maximum Lifetime Plus Payment	Income Value	Next anniverary’s annual maximum Income Focus Payment
Prior to withdrawal	$ 92,000	$ 81,269	$ 120,000	$ 4,800	$ 85,500	$ 5,344
$5,000 withdrawal		– [(5,000/ 92,000)	– [(5,000/ 92,000)	– [(5,000/ 92,000)	– [(5,000/ 92,000)	– [(5,000/ 92,000)
		x 81,269)]	x 120,000)]	x 4,800)]	x 85,500	x 5,344)]
	– 5,000	= – 4,417	= – 6,522	= – 261	= – 4,647	= – 290
After withdrawal	$ 87,000	$ 76,852	$ 113,478	$ 4,539	$ 80,853	$ 5,054

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix B

APPENDIX D – LIFETIME BENEFITS

Version A Contracts that were issued on or prior to April 29, 2011 offered three different Lifetime Benefits. Lifetime Plus Benefit was available from May 1, 2007 through January 23, 2009. Lifetime Plus II Benefit was available from November 12, 2007 through March 31, 2009. Lifetime Plus 10 Benefit was available from July 17, 2008 through March 31, 2009. The Lifetime Benefits have an additional M&E charge that we deduct during the Accumulation Phase while your benefit is in effect and your Contract Value is positive. For information on the additional M&E charge, please see section 3, Fee Tables and section 11, Expenses – Optional Benefit Additional M&E Charge. The Lifetime Benefits are also subject to investment restrictions and quarterly rebalancing as discussed in Appendix B.

Except as specified in this section, the same terms and conditions apply to each Lifetime Benefit. We designed Lifetime Plus Payments to last for the lifetime of the Covered Person(s). If all Covered Persons die or are removed from the Contract before Lifetime Plus Payments begin, your Lifetime Benefit ends and payments are not available to you. In the case of non-spouse Joint Owners, if a Joint Owner dies before payments begin, this benefit ends and payments are not available to you even if the Covered Person is still alive. You can begin payments immediately if the Covered Person(s) meet the minimum exercise age requirement (see “Requesting Lifetime Plus Payments”). You choose your payment frequency and amount subject to an annual maximum. Once established, the annual maximum Lifetime Plus Payment can increase, but it cannot decrease unless you take an Excess Withdrawal.

There are several important points to note about Lifetime Benefits.

•
If you do not begin receiving Lifetime Plus Payments during the eligibility period, your benefit ends and you will have paid for the benefit without receiving any of its advantages. In addition, before Lifetime Plus Payments begin you are paying for a benefit you are not currently using.

•
Joint Lifetime Plus Payments are not available under Lifetime Plus Benefit or Lifetime Plus II Benefit if there is more than a 40-year age difference between spouses. Joint Lifetime Plus Payments are not available under Lifetime Plus 10 Benefit if there is more than a 25-year age difference between spouses.

•	Lifetime Benefits do not create Contract Value or guarantee the performance of any Investment Option.
•
We restrict Contract Value allocations and transfers, and rebalance your Contract Value quarterly. These restrictions support the benefit’s guarantees, and to the extent they limit your investment flexibility, they may limit the upside potential to your Contract Value and Benefit Base.

•
If your Lifetime Benefit includes the Cumulative Withdrawal Benefit* and you take less than the annual maximum Lifetime Plus Payment, you may not receive an annual payment increase. Allocations to the Cumulative Withdrawal Benefit (the difference between your annual maximum Lifetime Plus Payment and the annual actual Lifetime Plus Payment you receive) do not earn interest or participate in your selected Investment Options’ performance, and are not available to your Beneficiaries* upon death. (See the “Cumulative Withdrawal Benefit” discussion later in this section.)

*	If you selected joint Lifetime Plus Payments and the surviving spouse who is also the joint Covered Person continues the Contract, the Cumulative Withdrawal Value is available to your spouse.

•
For the flexible rebalancing program: The program is not available while your Lifetime Benefit is in effect. However, you can participate in the flexible rebalancing program after the rider termination date if you remove a Lifetime Benefit from your Contract.

•	For partial withdrawals: You cannot take a partial withdrawal from specific Investment Options if you have a Lifetime Benefit.

REMOVING A LIFETIME BENEFIT

You can remove a Lifetime Benefit from your Contract before Lifetime Plus Payments begin by completing the appropriate form. We remove your benefit from your Contract on the Contract Anniversary (or on the next Business Day if the Contract Anniversary is not a Business Day) that occurs immediately after we receive your request in Good Order at our Service Center, and the rider termination date is that Contract Anniversary. For the request to be in Good Order, we must receive this form no earlier than 30 days before a Contract Anniversary, and no later than before the end of the last Business Day before the Contract Anniversary. On the rider termination date, we no longer assess the Lifetime Benefit’s additional M&E charge, and the restrictions on Contract Value allocations and transfers no longer apply. Because the total M&E charge for the Contract changes, we adjust the number of accumulation units so that the Contract Value on the rider termination date remains the same. Because the performance of the Investment Options causes the accumulation unit values to fluctuate, the adjustment to the number of accumulation units may be positive or negative.

Although you cannot remove a Lifetime Benefit on or after the Benefit Date, you can end your selected benefit by:

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix D

•	taking an Excess Withdrawal of the total Contract Value (your Contract Value must be greater than the Cumulative Withdrawal Value); or
•	requesting a Full Annuitization.

LIFETIME PLUS PAYMENT OVERVIEW

We base your initial Lifetime Plus Payment on the Benefit Base and payment percentage. When payments begin (on the Benefit Date), the Benefit Base is the greater of:

•	Contract Value as of the end of the last Business Day before the Benefit Date,
•	Quarterly Anniversary Value, or
•
for Lifetime Plus Benefit, an annual 5% compounded interest applied to Purchase Payments adjusted for withdrawals for up to ten years. Each Contract Anniversary before the older Covered Person’s 81st birthday you can reset the compounded interest to equal the Contract Value, if greater (5% Annual Increase). The 5% Annual increase is subject to a maximum of two times Purchase Payments adjusted for withdrawals received ten years ago (Enhanced 10-Year Value).

•
for Lifetime Plus II Benefit, the Highest Annual Increase, which is the greatest of all the Enhanced 5% Annual Increases. The Enhanced 5% Annual Increase is similar to Lifetime Plus Benefit’s 5% Annual Increase, the only difference is that annual resets are automatic and establish a new Enhanced 5% Annual Increase and Enhanced 10-Year Value.

•
for Lifetime Plus 10 Benefit, a quarterly simple interest of 2.5% applied to Purchase Payments adjusted for withdrawals for up to 20 years. Each quarter we reset the simple interest to equal the Contract Value, if greater (10% Annual Increase).

We determine your payment percentage by using the Lifetime Plus Payment Table for your selected benefit. We established your Contract’s Lifetime Plus Payment Table on the rider effective date and we cannot change it.

Lifetime Plus Payment Table for Lifetime Plus Benefit or Lifetime Plus II Benefit
Age band of the Covered Person (or younger Covered Person for joint Lifetime Plus Payments)	Annual maximum Lifetime Plus Payment percentage
50 – 59	4%
60 – 69	5%
70 – 79	6%
80+	7%

Lifetime Plus Payment Table for Lifetime Plus 10 Benefit
Age band of the Covered Person (or younger Covered Person for joint Lifetime Plus Payments)	Annual maximum Lifetime Plus Payment percentage
65 – 79	5%
80+	6%

The annual maximum Lifetime Plus Payment is the amount you are entitled to receive each year, but you can choose to take less. Your annual maximum Lifetime Plus Payment may increase based on the Covered Person’s age and/or if the Contract Value increases. However, your payment does not increase annually just as a result of the Covered Person moving into a new age band; the result of the current Contract Value multiplied by the increased payment percentage must be greater than your current annual maximum Lifetime Plus Payment for your payment to increase. For more information, see the “Automatic Annual Lifetime Plus Payment Increases.”

BENEFIT BASE

The Benefit Base determines your initial annual maximum Lifetime Plus Payment. The greater the Benefit Base, the greater the initial annual maximum Lifetime Plus Payment.

On the rider effective date, and on each Business Day before the Benefit Date, the Benefit Base is equal to the greatest of:

•	the Quarterly Anniversary Value,
•	for Lifetime Plus Benefit, the 5% Annual Increase (including the Enhanced 10-Year Value),
•	for Lifetime Plus II Benefit, the Highest Annual Increase (including the Enhanced 5% Annual Increase and the Enhanced 10-Year Value), or
•	for Lifetime Plus 10 Benefit, the 10% Annual Increase.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix D

On the Benefit Date, we compare your Benefit Base to the Contract Value using the values determined at the end of the prior Business Day and increase your Benefit Base to equal this Contract Value if it is greater.

On and after the Benefit Date, your Benefit Base only changes if you take an Excess Withdrawal, or we increase your annual maximum Lifetime Plus Payment. Excess Withdrawals reduce your Benefit Base by the percentage of Contract Value withdrawn, determined at the end of the Business Day we process the withdrawal. An annual payment increase may increase or decrease your Benefit Base at the end of the last Business Day before a Benefit Anniversary as follows.

•	If we increase your annual maximum Lifetime Plus Payment because the Contract Value increased, we increase your Benefit Base by the same percentage that we increased the payment.
• If we increase your annual maximum Lifetime Plus Payment because the current payment percentage multiplied by the current Contract Value results in a higher payment, we change your Benefit Base to equal this Contract Value. This change may increase or decrease your Benefit Base. For example, suppose a 60-year old has an annual maximum Lifetime Plus Payment of $4,000 based on the Benefit Base of $100,000 ($4,000 = 4% x $100,000). On the next Benefit Anniversary, if the payment percentage increases to 5% based on the Covered Person’s age, at 5% the annual maximum Lifetime Plus Payment would increase if the current Contract Value was at least $80,020 ($80,020 x 5% = $4,001). The Benefit Base of $100,000 would then reduce to equal the $80,020 Contract Value.

For Bonus Option Contracts, unvested bonus amounts are not included in the parts of the Quarterly Anniversary Value, 5% Annual Increase, Enhanced 5% Annual Increase, Enhanced 10-Year Value or 10% Annual Increase based on Contract Value. Bonus amounts are also not included in the parts of these values based on Purchase Payments.

QUARTERLY ANNIVERSARY VALUE

While your Lifetime Benefit is in effect, we only calculate the Quarterly Anniversary Value before the Benefit Date.

If the rider effective date was the Issue Date, the Quarterly Anniversary Value was initially equal to the Purchase Payment received on the Issue Date. If the rider effective date was after the Issue Date, the Quarterly Anniversary Value was initially equal to the Contract Value at the end of the prior Business Day.

At the end of each Business Day, we adjust the Quarterly Anniversary Value as follows.

•	We increase it by the amount of any additional Purchase Payments.
•
We reduce it by the percentage of any Contract Value withdrawn. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

On each Quarterly Anniversary, we compare the Quarterly Anniversary Value to the Contract Value using the values determined at the end of the prior Business Day and increase the Quarterly Anniversary Value to equal this Contract Value if it is greater.

LIFETIME PLUS BENEFIT AND LIFETIME PLUS II BENEFIT VALUE DIFFERENCES

The primary difference between the benefit values provided by the Lifetime Plus Benefit and Lifetime Plus II Benefit is the reset feature. Resets occur on Contract Anniversaries and lock in any Contract Value increases to the values provided by the 5% Annual Increase, Enhanced 5% Annual Increase and Enhanced 10-Year Value. Resets under Lifetime Plus Benefit are manual (you must request them), are only available before age 81, and replace the prior 5% Annual Increase and Enhanced 10-Year Value. Resets under Lifetime Plus II Benefit are automatic, can occur until age 90, and do not replace prior values; each automatic reset establishes both a new Enhanced 5% Annual Increase and Enhanced 10-Year Value. Other than that, the calculation for the 5% Annual Increase and Enhanced 5% Annual Increase is the same. The Highest Annual Increase under the Lifetime Plus II Benefit is the greatest of all the Enhanced 5% Annual Increases.

5% ANNUAL INCREASE AND ENHANCED 5% ANNUAL INCREASE

While your Lifetime Plus Benefit or Lifetime Plus II Benefit is in effect, we only calculate the 5% Annual Increase or Enhanced 5% Annual Increase (the annual increases) before the Benefit Date.

If the rider effective date was the Issue Date, the annual increases were initially equal to the Purchase Payment received on the Issue Date. If the rider effective date was after the Issue Date, the annual increases were initially equal to the Contract Value at the end of the prior Business Day.

At the end of each Business Day before the tenth Rider Anniversary (or tenth reset anniversary), we adjust each annual increase as follows.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix D

•	We increase it by the amount of any additional Purchase Payments.
•
We reduce it by the percentage of any Contract Value withdrawn. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

On the first Rider Anniversary (or first reset anniversary), each annual increase is equal to:
b + (1.05 x (a – b))
Where:

a	=	The annual increase at the end of the prior Business Day; and
b	=
Purchase Payments* received during the last Contract Year. If the rider effective date was the Issue Date and there has not been a reset, we exclude from “b” any Purchase Payments received within 90 days of the Issue Date.

On the second through ninth Rider Anniversaries (or second through ninth reset anniversaries), each annual increase is equal to:
d + [1.05 x ((c – d) + (0.05 x e)]
Where:

c	=	The annual increase at the end of the prior Business Day;
d	=	Purchase Payments* received during the last Contract Year; and
e	=
Purchase Payments* received during the Contract Year that began two years ago. If the rider effective date was the Issue Date and there has not been a reset, we exclude from “e” any Purchase Payments received within 90 days of the Issue Date.

*
We reduce each Purchase Payment by the percentage of any Contract Value withdrawn, determined at the end of each Business Day. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

On each Business Day on or after the tenth Rider Anniversary (or tenth reset anniversary), each annual increase is equal to the Enhanced 10-Year Value established on the same date.

To receive the maximum benefit you must wait to begin Lifetime Plus Payments until the 11th Contract Anniversary after we receive your last Purchase Payment or the 11th reset anniversary. If the older Covered Person was age 80 on the rider effective date and you want to receive this maximum benefit you have less than one year to begin Lifetime Plus Payments after this waiting period before the benefit ends.

ENHANCED 10-YEAR VALUE

While your Lifetime Plus Benefit or Lifetime Plus II Benefit is in effect, we only calculate the Enhanced 10-Year Values before the Benefit Date.

The Enhanced 10-Year Value acts as both an increase and a cap to the annual increases. If you begin Lifetime Plus Payments on or after the tenth Rider Anniversary (or on or after the tenth reset anniversary), the Enhanced 10-Year Value is at least equal to twice its initial value, which is either the initial Purchase Payment or Contract Value depending on when you selected the benefit and any resets. Before the tenth Rider Anniversary (or tenth reset anniversary), we do not use the Enhanced 10-Year Value to calculate the Benefit Base that determines your Lifetime Plus Payments.

If the rider effective date was the Issue Date, the Enhanced 10-Year Value was initially equal to twice the Purchase Payment received on the Issue Date. If the rider effective date was after the Issue Date, the Enhanced 10-Year Value was initially equal to twice the Contract Value at the end of the prior Business Day.

At the end of each Business Day we adjust each Enhanced 10-Year Value as follows.

•	We increase it by the amount of any additional Purchase Payments.
•
We reduce it by the percentage of any Contract Value withdrawn. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

If the rider effective date was the Issue Date and there has not been a reset, then on the first Contract Anniversary the Enhanced 10-Year Value is equal to:

•	the Enhanced 10-Year Value at the end of the prior Business Day,
•	plus Purchase Payments* received within 90 days of the Issue Date excluding the payment received on the Issue Date.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix D

On the eleventh and later Rider Anniversaries (or eleventh and later reset anniversaries) each Enhanced 10-Year Value is equal to:

•	the Enhanced 10-Year Value at the end of the prior Business Day,
•
plus Purchase Payments* received during the Contract Year that began eleven years ago. If you selected Lifetime Plus Benefit at issue and there has not been a reset, then on the eleventh Contract Anniversary only we exclude Purchase Payments received within 90 days of the Issue Date.

*
We reduce each Purchase Payment by the percentage of any Contract Value withdrawn, determined at the end of each Business Day. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

If the older Covered Person was age 80 on the rider effective date, any Purchase Payments received more than 91 days after the rider effective date do not double under the Enhanced 10-Year Value before your Lifetime Benefit ends.

MANUAL RESETS UNDER LIFETIME PLUS BENEFIT

While your Lifetime Plus Benefit is in effect, and before the older Covered Person’s 81st birthday or the Benefit Date, you can reset the 5% Annual Increase to equal the Contract Value if the Contract Value is greater than the sum of the 5% Annual Increase on the most recent Contract Anniversary plus 5% of all Purchase Payments received during the last Contract Year (excluding Purchase Payments received before the first Quarterly Anniversary if this is the first Contract Anniversary). You can request a reset within 30 days following a Contract Anniversary by completing the appropriate form. We process your reset request as of the immediately preceding Contract Anniversary (reset date) once we receive your request in Good Order at our Service Center. If the reset date does not fall on a Business Day, we process your request on the next Business Day. When we process your reset request, we change the 5% Annual Increase to equal the Contract Value determined at the end of the last Business Day before the reset date. We also increase the Enhanced 10-Year Value to equal two times the Contract Value determined at the end of the last Business Day before the reset date.

For a manual reset requested on or after April 29, 2013, the current additional M&E charge is 1.20% for single Lifetime Plus Payments and 1.35% for joint Lifetime Plus Payments. We reserve the right to change the additional M&E charge for a manual reset in the future, but any new additional M&E charge cannot be greater than the maximum stated in section 11. Any M&E charge change occurs on the 30th day after the reset date, or the next Business Day if the 30th day is not a Business Day. If we change the additional M&E charge, we simultaneously adjust the number of accumulation units so that the Contract Value remains the same. Because Investment Option performance changes accumulation unit values, this adjustment may be positive or negative.

AUTOMATIC RESETS UNDER LIFETIME PLUS II BENEFIT

While your Lifetime Plus II Benefit is in effect, and before the older Covered Person’s 81st birthday or Benefit Date, we automatically reset the Enhanced 5% Annual Increase to equal the Contract Value if twice the Contract Value is greater than the most recently established Enhanced 10-Year Value plus all Purchase Payments received within the previous ten Contract Years, but received on or after the most recent reset date, excluding Purchase Payments received within 90 days of the Issue Date. This reset establishes a new additional Enhanced 5% Annual Increase equal to the Contract Value determined at the end of the last Business Day before the reset date. We also establish a new additional Enhanced 10-Year Value equal to two times the Contract Value determined at the end of the last Business Day before the reset date. An automatic reset does not cancel any previously established Enhanced 5% Annual Increases or their associated Enhanced 10-Year Values. Resets can establish several Enhanced 5% Annual Increases and associated Enhanced 10-Year Values. We continue to calculate all previously established Enhanced 5% Annual Increases and Enhanced 10-Year Values and use them to determine the Highest Annual Increase.

For an automatic reset that occurs on or after April 29, 2013, the current additional M&E charge is 1.20% for single Lifetime Plus Payments and 1.35% for joint Lifetime Plus Payments. We reserve the right to change the additional M&E charge for an automatic reset in the future, but any new additional M&E charge cannot be greater than the maximum stated for the Lifetime Plus II Benefit in section 11. We send you written notice of this increase to your additional M&E charge and provide you at least 30-days to decline the reset. If you decline the reset, you will not receive any future automatic resets, but you keep all previous resets (including this reset) and their associated Enhanced 5% Annual Increases and Enhanced 10-Year Values. If you do not contact us and decline this increase to the additional M&E charge during the 30-day notice period, we assume you have accepted the increase and we change the additional M&E charge on the 60th day after the reset date, or on the next Business Day if the 60th day is not a Business Day. If you accept this increase, you continue to be eligible to receive future resets.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix D

If we change Lifetime Plus II Benefit’s additional M&E charge, we simultaneously adjust the number of accumulation units so that the Contract Value remains the same. Because Investment Option performance changes accumulation unit values, this adjustment may be positive or negative.

LIFETIME PLUS 10 BENEFIT’S 10% ANNUAL INCREASE

While your Lifetime Plus 10 Benefit is in effect, we only calculate the 10% Annual Increase before the Benefit Date.

On each Quarterly Anniversary for up to a maximum of 20 years, we apply a simple interest increase of 2.5% to the Purchase Payments adjusted for withdrawals (or the Contract Value on the rider effective date, if applicable). Next, we compare this value to the Contract Value and increase it to equal the Contract Value if the Contract Value is greater (reset). We then apply any future simple interest increases to the reset value. Contract Value resets occur during the entire period we calculate the Annual Increase, and are not subject to the 20 year maximum. A reset may result in an increase to the additional M&E charge as described in section 11.

If the rider effective date was the Issue Date, both the 10% Annual Increase and increase base were initially equal to the Purchase Payment received on the Issue Date. If the rider effective date was after the Issue Date, both the 10% Annual Increase and increase base were initially equal to the Contract Value at the end of the prior Business Day.

At the end of each Business Day, we adjust both the 10% Annual Increase and increase base as follows.

•	We increase them by the amount of any additional Purchase Payments.
•
We reduce them by the percentage of any Contract Value withdrawn. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

On each Quarterly Anniversary on or before the 20th Rider Anniversary, the 10% Annual Increase is equal to:

a + 0.025 (b – c)

Where:

a	=	The 10% Annual Increase at the end of the prior Business Day;
b	=	The increase base at the end of the prior Business Day; and
c	=
Purchase Payments* received on or after the prior Quarterly Anniversary. If you selected this benefit at issue, we exclude from “c” any Purchase Payments received before the first Quarterly Anniversary.

*
We reduce each Purchase Payment by the percentage of any Contract Value withdrawn, determined at the end of each Business Day. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

We then compare this 10% Annual Increase to the Contract Value at the end of the prior Business Day and increase both the 10% Annual Increase and the increase base to equal this Contract Value if it is greater. As previously stated, these resets can occur during the entire period we calculate the 10% Annual Increase.

For a reset that occurs on or after April 29, 2013, the current additional M&E charge is 1.20% for single Lifetime Plus Payments and 1.35% for joint Lifetime Plus Payments. We reserve the right to change this additional M&E charge for a reset in the future, but any new additional M&E charge cannot be greater than the maximum stated for the Lifetime Plus 10 Benefit in section 11. We send you written notice of this increase to your additional M&E charge and provide you at least 30-days to decline the reset. If you decline the reset, you will not receive any future automatic resets, but you keep all previous resets (including this reset). If you do not contact us and decline the increase to the additional M&E charge during the 30-day notice period, we assume you have accepted the increase and we change the additional M&E charge on the 60th day after the reset date, or on the next Business Day if the 60th day is not a Business Day. If you accept an increase to Lifetime Plus 10 Benefit’s additional M&E charge, then you continue to be eligible to receive future resets.

If we change Lifetime Plus 10 Benefit’s additional M&E charge, we simultaneously adjust the number of accumulation units so that the Contract Value remains the same. Because Investment Option performance changes accumulation unit values, this adjustment may be positive or negative.

REQUESTING LIFETIME PLUS PAYMENTS

You request Lifetime Plus Payments by completing a payment election form. Lifetime Plus Payments begin on the Benefit Date, which must be either the 1st or 15th of a calendar month. Your Benefit Date is the next available date that occurs at least 15 calendar days after we receive your request in Good Order at our Service Center. At least one Covered Person must be alive on the Benefit Date in order for Lifetime Plus Payments to begin. You cannot submit this form until the younger Covered Person reaches the exercise age, or once the older Covered Person reaches age 91. The exercise age for Lifetime Plus Benefit and Lifetime Plus II Benefit is age 50. The exercise age for Lifetime Plus 10 Benefit is age 65.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix D

You can receive Lifetime Plus Payments semi-monthly, monthly, quarterly, semi-annually, or annually. If the scheduled payment date does not fall on a Business Day, we make the payment on the next Business Day.

You can change your payment frequency once each Benefit Year while your Contract Value is positive. Once your Contract Value reduces to zero, you receive your maximum Lifetime Plus Payment at the previous selected payment frequency. You must provide notice of any requested payment frequency change to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we implement it on the Benefit Anniversary and it remains in effect until the benefit ends or you request another change.

We will begin making payments to you automatically without your request if your Contract Value reduces to zero for any reason other than a withdrawal or annuitization while this benefit is in effect and before the Benefit Date. In this instance we calculate your annual maximum Lifetime Plus Payment and begin making annual payments to you on the next available Benefit Date.

If the Benefit Date has not occurred six months before the older Covered Person reaches age 91, we send you written notice that the benefit is about to end. If the benefit ends before Lifetime Plus Payments begin, you will have paid for the benefit without receiving any of its advantages.

Once Lifetime Plus Payments begin:

•	You can no longer remove your selected Lifetime Benefit from the Contract.
•	You cannot take new Partial Annuitizations.
•	You cannot make additional Purchase Payments so the Traditional Death Benefit Value (if applicable) no longer increases.
•	Any active automatic investment plan and/or systematic withdrawal or dollar cost averaging programs end.
•	The free withdrawal privilege is not available.
•	You can only change the Owner if you selected joint Lifetime Plus Payments and:
	–	an Owner dies and the spouse continues the Contract, or
	–	you remove a joint Covered Person who is also a Joint Owner from the Contract. In this case, the remaining Covered Person must become the new sole Owner.
•	If you selected Lifetime Plus Benefit, the additional M&E charge continues until the benefit ends, or the Business Day the Contract Value reduces to zero.
•
If you selected Lifetime Plus II Benefit or Lifetime Plus 10 Benefit and your rider effective date is before January 26, 2009, the additional M&E charge decreases as indicated in section 11, and it continues until the benefit ends, or the Contract Value reduces to zero.

•
If you selected Lifetime Plus II Benefit or Lifetime Plus 10 Benefit and your rider effective date is from January 26, 2009 through March 31, 2009, the additional M&E charge continues until the benefit ends, or the Contract Value reduces to zero.

•	If you selected the Quarterly Value Death Benefit, its additional M&E charge continues until that benefit ends.
•	If you take a Full Annuitization, Lifetime Plus Payments stop and your Lifetime Benefit ends.
•
The Contract Value continues to fluctuate as a result of Investment Option performance, and it decreases on a dollar for dollar basis with each Lifetime Plus Payment, Cumulative Withdrawal and any Excess Withdrawal, and the deduction of Contract charges other than the M&E charge.

•
Lifetime Plus Payments and Cumulative Withdrawals do not reduce your Benefit Base, but Excess Withdrawals reduce your Benefit Base and annual maximum Lifetime Plus Payment by the percentage of Contract Value withdrawn (including any withdrawal charge). Excess Withdrawals may cause your Lifetime Plus Payments to stop and your Lifetime Benefit to end.

•
Each Lifetime Plus Payment, Cumulative Withdrawal and any Excess Withdrawal reduces the Traditional Death Benefit Value (or the Quarterly Anniversary Value under the Quarterly Value Death Benefit, if applicable) by the percentage of Contract Value withdrawn (including any withdrawal charge).

•
We may increase your annual maximum Lifetime Plus Payment on every Benefit Anniversary before the older Covered Person reaches age 91. If you receive a payment increase, we may also change your Benefit Base and we reserve the right to change your Lifetime Benefit’s additional M&E charge subject to the maximum additional M&E charge stated in section 11.

• If your Contract Value reduces to zero for any reason other than an Excess Withdrawal or annuitization that does not convert your Lifetime Plus Payments to Annuity Payments, you will continue to receive your maximum available Lifetime Plus Payment at the previous selected payment frequency until the earlier of the death of the Owner or last surviving Covered Person.

•  If the older Covered Person was age 80 on the rider effective date we extend the latest available Benefit Date by 30 calendar days in order to allow you to receive the maximum benefit from the Benefit Base values.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix D

CALCULATING YOUR LIFETIME PLUS PAYMENTS

The annual maximum Lifetime Plus Payment is the amount you are entitled to receive each Benefit Year. On the Benefit Date, the initial annual maximum Lifetime Plus Payment is equal to the Benefit Base multiplied by the current payment percentage, determined by using the Lifetime Plus Payment Table (see “Lifetime Plus Payment Overview” earlier in this section). On the Benefit Date, if your initial annual maximum Lifetime Plus Payment is less than $100, your benefit ends without receiving any of its advantages. For example, assuming a 4% initial payment percentage, if you take withdrawals that reduce the Benefit Base to less than $2,200, this would result in an initial Lifetime Plus Payment of less than $100.

The annual maximum Lifetime Plus Payment is the amount you are entitled to, but the Cumulative Withdrawal Benefit allows you to take less. The annual actual Lifetime Plus Payment is the total amount you choose to receive each year. Each Lifetime Plus Payment you receive is equal to the annual actual Lifetime Plus Payment divided by the number of payments you chose to receive during the Benefit Year. The initial actual Lifetime Plus Payment must either be zero, or at least $100.

We deduct each Lifetime Plus Payment, Cumulative Withdrawal, Excess Withdrawal, and any additional payments resulting from a required minimum distribution, proportionately from the Investment Options. We continue to rebalance the Contract Value quarterly among the Investment Options according to your future Purchase Payment allocation instructions while your benefit is in effect. You can also continue to make transfers between the Investment Options while your benefit is in effect, subject to the restrictions set out in Appendix B.

If your Contract Value reduces to zero for any reason other than an Excess Withdrawal or Full Annuitization, then Lifetime Plus Payments continue until the deaths of all Covered Persons.

Cumulative Withdrawal Benefit
Cumulative Withdrawal Benefit allows you to control the amount of actual Lifetime Plus Payment you receive. Any part of your annual maximum Lifetime Plus Payment that you do not withdraw in a given Benefit Year is added to the Cumulative Withdrawal Value, which is available to you upon request. Cumulative Withdrawal Benefit is automatically part of your Lifetime Benefit and has no additional fee or charge.

You can change the amount of your actual Lifetime Plus Payment once each Benefit Year while your Contract Value is positive. You must provide notice of any requested change to your actual Lifetime Plus Payment amount to our Service Center at least 30 days before the Benefit Date or Benefit Anniversary (as applicable). If the change is available, we implement it on the Benefit Date or Benefit Anniversary and it remains in effect until you request another change, your Contract Value reduces to zero, or your benefit ends. Once your Contract Value reduces to zero you must take the maximum Lifetime Plus Payment at your previously selected payment frequency.

The Cumulative Withdrawal Value is the total of all annual maximum Lifetime Plus Payments that you did not take. The Cumulative Withdrawal Value does not earn interest and it does not increase or decrease with your selected Investment Options’ performance. It only increases when you take less than your annual maximum Lifetime Plus Payment and it only decreases when you take a Cumulative Withdrawal. The Cumulative Withdrawal Value remains in your Contract until you take a Cumulative Withdrawal. The Cumulative Withdrawal Value is not available to your Beneficiaries upon death, unless your Beneficiary is your spouse, a joint Covered Person and continues the Contract.

You can take withdrawals from your Cumulative Withdrawal Value at any time. Any portion of a withdrawal you take on or after the Benefit Date that is less than or equal to your Cumulative Withdrawal Value is a Cumulative Withdrawal, and any portion that is greater than your Cumulative Withdrawal Value is an Excess Withdrawal. Each Cumulative Withdrawal must be at least $100, or your entire Cumulative Withdrawal Value.

Cumulative Withdrawals are not subject to a withdrawal charge and do not reduce your Withdrawal Charge Basis. Each Cumulative Withdrawal reduces your Contract Value and Cumulative Withdrawal Value on a dollar for dollar basis, and reduces the portion of the Traditional Death Benefit Value that is based on Purchase Payments (or the portion of the Quarterly Value Death Benefit value that is based on the Quarterly Anniversary Value, if applicable) by the percentage of Contract Value withdrawn.

If your Contract Value reduces to zero for any reason other than an Excess Withdrawal, we send you any remaining Cumulative Withdrawal Value and your Cumulative Withdrawal Benefit ends. Otherwise your Cumulative Withdrawal Benefit ends when your Lifetime Benefit ends.

Excess Withdrawals
Your annual maximum Lifetime Plus Payment only decreases if you take an Excess Withdrawal. An Excess Withdrawal is any portion of a withdrawal you take on or after the Benefit Date that is greater than your Cumulative Withdrawal Value. Excess Withdrawals include any applicable withdrawal charge.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix D

Any partial Excess Withdrawal must comply with the restrictions in section 12, Access to Your Money and the following provisions. If your Contract Value is less than $2,000, you can only withdraw the total remaining Contract Value. Also, if at the end of the Business Day that we process your Excess Withdrawal your Contract Value is less than $2,000, you must withdraw the total remaining Contract Value. We also review how each partial Excess Withdrawal would hypothetically reduce your current annual maximum Lifetime Plus Payment. On the Business Day you take a partial Excess Withdrawal, if the current Benefit Base (after reduction for the Excess Withdrawal) multiplied by the age-based payment percentage as of the prior Benefit Anniversary is less than $100, you must withdraw the total remaining Contract Value. If you take an Excess Withdrawal of the total remaining Contract Value your entire Contract ends.

Excess Withdrawals reduce your annual maximum Lifetime Plus Payment on the next Benefit Anniversary after the withdrawal by the percentage of Contract Value withdrawn, determined at the end of the Business Day we process each withdrawal.

•  For Qualified Contracts, if we calculate a required minimum distribution (RMD) based on this Contract, after making all Lifetime Plus Payments for the calendar year, we determine whether this calendar year’s total RMD has been satisfied by these payments, Cumulative Withdrawals and any Excess Withdrawals. If the RMD amount for this Contract has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal and it is not subject to a withdrawal charge.

•  For required annuitizations, if on the Income Date you are receiving Lifetime Plus Payments, we guarantee to pay you the greater of your maximum Lifetime Plus Payment, or fixed Annuity Payments based on the greater of Contract Value or Cumulative Withdrawal Value under Annuity Option 1 or Annuity Option 3. If we pay you the maximum Lifetime Plus Payment on the Income Date, we also send you any remaining Cumulative Withdrawal Value. If you select any other Annuity Option, or if you choose variable Annuity Payments, these guarantees do not apply. For more information, see section 13, The Annuity Phase.

AUTOMATIC ANNUAL LIFETIME PLUS PAYMENT INCREASES

We may change your annual maximum Lifetime Plus Payment on each Benefit Anniversary before the older Covered Person reaches age 91 as follows.

•
If you took your annual maximum Lifetime Plus Payment during the last Benefit Year, we increase next year’s annual maximum payment if the Contract Value at the end of the prior Business Day is greater than the Contract Value from one year ago (which is the end of the last Business Day before the prior Benefit Anniversary, or the Benefit Date if this is the first Benefit Anniversary). This increase is equal to the percentage of growth between these two Contract Values. For example, if the Contract Value increased by 5%, we also increase your annual maximum Lifetime Plus Payment by 5%.

•	If the current payment percentage multiplied by the Contract Value at the end of the prior Business Day results in a higher annual maximum Lifetime Plus Payment.

If your actual Lifetime Plus Payment is an exact dollar amount, an automatic annual payment increase does not increase your actual payment. However, if your actual Lifetime Plus Payment is a percentage of your annual maximum Income Advantage Payment, an automatic annual payment increase does increase your actual payment.

If you receive an annual Lifetime Plus Payment increase we increase the current additional M&E charge on the next fifth Benefit Anniversary (for example, on the fifth, tenth and fifteenth Benefit Anniversaries) that occurs on or after April 29, 2013, to 1.20% for single Lifetime Plus Payments and 1.35% for joint Lifetime Plus Payments. We reserve the right to change the additional M&E charge for an annual payment increase in the future, but any new additional M&E charge cannot be greater than the maximum stated for your Lifetime Benefit in section 11. We send you written notice of this increase and provide you at least 30-days to decline the annual payment increase. If you decline the annual payment increase, you will not receive any future annual Lifetime Plus Payment increases, but you keep all previous increases (including this increase). If you do not contact us and decline the increase to the additional M&E charge during the 30-day notice period, we assume you have accepted the increase and we change the additional M&E charge on the 60th day after the current fifth Benefit Anniversary, or on the next Business Day if the 60th day is not a Business Day. If you accept an increase to your Lifetime Benefit’s additional M&E charge, then you continue to be eligible to receive future annual Lifetime Plus Payment increases.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix D

If we change your Lifetime Benefit’s additional M&E charge, we simultaneously adjust the number of accumulation units so that the Contract Value remains the same. Because Investment Option performance changes accumulation unit values, this adjustment may be positive or negative.

• Automatic annual Lifetime Plus Payment increases are not available once the older Covered Person reaches age 91, or on or after the Business Day your Contract Value reduces to zero.

WHEN A LIFETIME BENEFIT ENDS

Your Lifetime Benefit ends upon the earliest of the following.

•	Before the Benefit Date, the Business Day we process your request to remove your benefit from your Contract (the rider termination date).
•	Before the Benefit Date, the Business Day all original Covered Persons no longer have the required relationship (Owner, Annuitant or sole Beneficiary) as stated under “Covered Persons” in section 6.
•	The older Covered Person’s 91st birthday if it occurs before the Benefit Date.
•	The Business Day before the Income Date you take a Full Annuitization.
•	The Business Day we process your request for a full withdrawal, other than a full withdrawal caused by a Lifetime Plus Payment.
•	The Benefit Date or a Benefit Anniversary if the annual maximum Lifetime Plus Payment is less than $100.
•
The date of death of an Owner (or Annuitant if the Owner is a non-individual). However, if a federally recognized spouse is a Covered Person and continues this Contract, the Lifetime Benefit also continues.

•	The date of death of the last surviving Covered Person.
•	The Business Day the Contract ends.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix D

APPENDIX E – TARGET DATE BENEFITS

Version A Contracts that were issued on or prior to April 29, 2011 offered two different Target Date Benefits. Target Date Retirement Benefit was available from March 17, 2008 through January 23, 2009. Target Date 10 Benefit was available from January 26, 2009 through March 31, 2009. The Target Date Benefits have an additional M&E charge that we deduct during the Accumulation Phase while your benefit is in effect and your Contract Value is positive. For information on the additional M&E charge, please see section 3, Fee Tables and section 11, Expenses – Optional Benefit Additional M&E Charge.

•  Your Contract refers to both of these benefits as “Target Date Retirement Benefit Rider.” If your Contract has a minimum of ten Contract Years to the initial Target Value Date then you have Target Date 10 Benefit; if the minimum is seven you have Target Date Retirement Benefit.

Except as specified in this section, the same terms and conditions apply to each Target Date Benefit. Each Target Date Benefit provides, during the Accumulation Phase, a level of protection for your principal and any annual investment gains through the Target Value. The Target Value is a future guarantee to your Contract Value. The Target Value is first available on the initial Target Value Date which you select. The earliest initial Target Value Date you can select under Target Date 10 Benefit is the tenth Rider Anniversary and under Target Date Retirement Benefit it is the seventh Rider Anniversary. Each Rider Anniversary occurs on a Contract Anniversary. Additional Target Value Dates occur on every subsequent Rider Anniversary. The Target Value is only guaranteed to be available to you on the last Business Day before each Target Value Date. Beginning on the next Business Day, your Contract Value fluctuates based on your selected Investment Options’ performance, and this is the value available to you upon withdrawal.

There are several important points to note about Target Date Benefits.

•	Target Date Benefits do not guarantee Investment Option performance.
•	You cannot take a partial withdrawal from specific Investment Options if you have a Target Date Benefit.
•
We restrict Contract Value allocations and transfers, and rebalance your Contract Value quarterly. These restrictions support the benefit’s guarantees, and to the extent they limit your investment flexibility, they may limit the upside potential to your Contract Value and Target Value.

•
We no longer accept additional Purchase Payments for Contracts with a Target Date Benefit. If you have a Target Date Benefit you can also no longer participate in the flexible rebalancing program while your Target Date Benefit is in effect. This restriction no longer applies if you remove a Target Date Benefit.

•	The Target Value does not lock in any Contract Value gains that occur between Rider Anniversaries.
•	The Target Value does not provide any guarantee to your Contract Value before the initial Target Value Date, or during the period between Target Value Dates.
•	The last Business Day before each Target Value Date is the only day that we guarantee your Contract Value equals the Target Value.

REMOVING A TARGET DATE BENEFIT

You can remove a Target Date Benefit by completing the appropriate form from your Contract while the Contract Value is positive. We remove your benefit from your Contract on the Contract Anniversary (or on the next Business Day if the Contract Anniversary is not a Business Day) that occurs immediately after we receive your request in Good Order at our Service Center, and the rider termination date is that Contract Anniversary. For the request to be in Good Order, we must receive this form no earlier than 30 days before a Contract Anniversary, and no later than before the end of the last Business Day before the Contract Anniversary. On the rider termination date, we no longer assess the Target Date Benefit’s additional M&E charge, and the restrictions on Contract Value allocations and transfers no longer apply. Because the total M&E charge for the Contract changes, we adjust the number of accumulation units so that the Contract Value on the rider termination date remains the same. Because the performance of the Investment Options causes the accumulation unit values to fluctuate, the adjustment to the number of accumulation units may be positive or negative.

On the rider termination date, the restrictions on additional Purchase Payments and Contract Value allocations and transfers no longer apply.

TARGET VALUE DATES

Target Date Benefits guarantee that on each Target Value Date until the benefit ends, your Contract Value cannot be less than the Target Value (described next in this section). You selected the initial Target Value Date when you selected your benefit. The earliest available initial Target Value Date under Target Date Retirement Benefit is the seventh Rider Anniversary, and under Target Date 10 Benefit it is the tenth Rider Anniversary. The latest date under both benefits is the Rider Anniversary prior to the older Owner’s 91st birthday (or the Annuitant’s 91st birthday if the Owner is a non-

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix E

individual). Additional Target Value Dates occur on each subsequent Rider Anniversary after the initial Target Value Date while your benefit is in effect.

For example, you purchased a Contract with Target Date Retirement Benefit as the sole Owner on September 1, 2009 and you were age 70. The earliest available initial Target Value Date is December 1, 2016 and the latest date is December 1, 2029. If you select the earliest available initial date (December 1, 2016), subsequent Target Value Dates would occur on December 1st in 2017, 2018, 2019, etc.

At the end of the last Business Day before each Target Value Date if your Contract Value is less than the Target Value, we increase your Contract Value to equal the Target Value and your Target Value becomes the Contract Value. The last Business Day before each Target Value Date is the only day that we guarantee your Contract Value equals the Target Value. We notify you in writing at least 30 days in advance of each Target Value Date outlining the options available to you. On the last Business Day before each Target Value Date you can continue your Contract or withdraw some or all of your Contract Value. You are not required to take a withdrawal at this time. Any withdrawal you do take is subject to any applicable withdrawal charge and additional federal tax.

We allocate any Contract Value increase to your selected Investment Options based on the percentage of Contract Value in each Investment Option after we do quarterly Contract Value rebalancing. For tax purposes, we treat any Contract Value increase as earnings under the Contract. However, if the Contract Value on the last Business Day before each Target Value Date is less than net Purchase Payments (total Purchase Payments less any payments withdrawn) then we treat some or all of the increase as a Purchase Payment when applying the withdrawal charge if you withdraw the total Contract Value.

Initial Target Value Date Resets
You can reset the initial Target Value Date before the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Owner is a non-individual). Resets are only available if the Contract Value is at least equal to the Target Value using the values determined at the end of the last Business Day before the Rider Anniversary that we process your reset request. The earliest new initial Target Value Date is seven Rider Anniversaries after we process your request under Target Date Retirement Benefit, or ten Rider Anniversaries after we process your request under Target Date 10 Benefit. The latest available initial Target Value Date is the Rider Anniversary prior to the older Owner’s 91st birthday (or the Annuitant’s 91st birthday if the Owner is a non-individual). You request a reset by completing the appropriate form. We process your request as of the immediately preceding Rider Anniversary (or on the next Business Day if the Rider Anniversary is not a Business Day) once we receive your request in Good Order at our Service Center. For the request to be in Good Order, we must receive this form within 30 days after a Rider Anniversary. If we receive your request outside this time period, we reject your request. The reset date is the Rider Anniversary that we process your request. On the reset date, we change the Target Value to equal the Contract Value determined at the end of the last Business Day before the reset date.

Initial Target Value Date resets may change the maximum amount you can allocate to your selected Investment Options, but a reset does not automatically change your allocations. You can change your future Purchase Payment allocation instructions at any time without penalty or fee. The changes to these allocation instructions must comply with the current maximum allowable allocations.

TARGET VALUE

The Target Value determines if you receive a Contract Value increase on each Target Value Date. We only calculate the Target Value while your benefit is in effect.

If the rider effective date was the Issue Date, the Target Value was initially equal to the Purchase Payment received on the Issue Date. If the rider effective date was after the Issue Date, the Target Value was initially equal to the Contract Value at the end of the prior Business Day. If you reset the initial Target Value Date, the Target Value is equal to the Contract Value at the end of the last Business Day before the reset date.

At the end of each Business Day, we adjust the Target Value as follows.

•	We increase it by the amount of any additional Purchase Payments.
•
We reduce it by the percentage of any Contract Value withdrawn. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

On each Contract Anniversary, we compare the Target Value to the Contract Value using the values determined at the end of the prior Business Day and increase the Target Value to equal this Contract Value if it is greater.

•  For Bonus Option Contracts, unvested bonus amounts are not included in the parts of the Target Value based on Contract Value. Bonus amounts are also not included in the parts of the Target Value based on Purchase Payments.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix E

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING

Under each Target Date Benefit, you may allocate your Contract Value to the Investment Options in Table 1 below, subject to the limitations set forth in Tables 2 and 3 thereafter.

TABLE 1: Investment Option Groups
Group A(1)
AZL MSCI Emerging Markets Equity Index Fund AZL MVP Growth Index Strategy Fund AZL Small Cap Stock Index Fund	Davis VA Financial Portfolio* PIMCO CommodityRealReturn® Strategy Portfolio

(1)	If your rider effective date is before January 26, 2009: AZL MVP Growth Index Strategy Fund is included in the Group X Investment Options instead of in the Group A Investment Options.

Group B
AZL International Index Fund AZL Mid Cap Index Fund AZL Russell 1000 Growth Index Fund AZL Russell 1000 Value Index Fund	AZL S&P 500 Index Fund AZL T. Rowe Price Capital Appreciation Fund PIMCO StocksPLUS® Global Portfolio AZL MSCI Global Equity Index Fund

Group X	Group Y
AZL DFA Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Gateway Fund
AZL Moderate Index Strategy Fund
AZL MVP Fusion Moderate Fund
PIMCO Balanced Allocation Portfolio

AZL Balanced Index Strategy Fund
AZL DFA Five-Year Global Fixed Income Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Government Money Market Fund
AZL MVP Balanced Index Strategy Fund
AZL MVP Fusion Balanced Fund
AZL MVP Fusion Conservative Fund
Franklin U.S. Government Securities VIP Fund*
PIMCO Emerging Markets Bond Portfolio*
PIMCO Global Core Bond (Hedged) Portfolio
PIMCO High Yield Portfolio*
PIMCO Long-Term U.S. Government Portfolio
PIMCO Real Return Portfolio*
PIMCO Total Return Portfolio
Templeton Global Bond VIP Fund*

* These Investment Options that are no longer available for selection.

On the Rider Effective Date and subsequent Quarterly Anniversaries, the maximum allowed Contract Value allocation for Investment Option Groups A, B and X is as follows in Table 2. The minimum required Contract Value for Investment Option Group Y appears in Table 3.

TABLE 2: Maximum Contract Value Allowed in Groups A and B/X
Number of Rider Years* to the Initial Target Value Date	CV = 94%+ of TV	CV = 88% to < 94% of TV	CV = 82% to < 88% of TV	CV = 76% to < 82% of TV	CV = 70% to < 76% of TV	CV = 64% to < 70% of TV	CV = 58% to < 64% of TV	CV = 52% to < 58% of TV	CV = 46% to < 52% of TV	CV = 40% to < 46% of TV	CV = 34% to < 40% of TV	CV = 28% to < 34% of TV	CV = 22% to < 28% of TV	CV = 16% to < 22% of TV	CV = 10% to < 16% of TV	CV = 4% to < 10% of TV	CV < 4% of TV
28+	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%
27	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%
26	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%
25	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%
24	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%
23	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%
22	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%
21	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%
20	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%
19	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%
18	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%
17	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%
16	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%
15	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%
14	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%
13	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix E

TABLE 2: Maximum Contract Value Allowed in Groups A and B/X
Number of Rider Years* to the Initial Target Value Date	CV = 94%+ of TV	CV = 88% to < 94% of TV	CV = 82% to < 88% of TV	CV = 76% to < 82% of TV	CV = 70% to < 76% of TV	CV = 64% to < 70% of TV	CV = 58% to < 64% of TV	CV = 52% to < 58% of TV	CV = 46% to < 52% of TV	CV = 40% to < 46% of TV	CV = 34% to < 40% of TV	CV = 28% to < 34% of TV	CV = 22% to < 28% of TV	CV = 16% to < 22% of TV	CV = 10% to < 16% of TV	CV = 4% to < 10% of TV	CV < 4% of TV
12	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%
11	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%
10	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%
9	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%
8	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%
7	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
6	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
5	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
4	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
3	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
2	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
1	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
Initial Target Value Date and beyond	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%

*
We round the number of years until the initial Target Value Date up to the next whole number. For example, when you are seven rider years and four months away from your initial Target Value Date, in this table you are eight rider years from the initial Target Value Date.

The maximum Contract Value allocation for Investment Option Group A and the minimum required Contract Value allocation for Investment Option Group Y depends on the maximum allowed allocation for Groups A, B and X as follows.

TABLE 3: Maximum Contract Value Allowed in Group A and
Minimum Contract Value Required in Group Y

When the maximum % of Contract Value allowed in the combined Groups A, B and X is…	then the maximum % of Contract Value allowed in Group A is…	and the minimum % of Contract Value required in Group Y is…
95%	30%	5%
90%	30%	10%
85%	25%	15%
80%	25%	20%
75%	20%	25%
70%	20%	30%
65%	15%	35%
60%	15%	40%
55%	10%	45%
50%	10%	50%
45%	5%	55%
40%	5%	60%
35%	5%	65%

If your future allocation instructions allocate 5% or less to the Investment Options in Group A; and 35% or less to the Investment Options in the combined Groups A, B and X; we rebalance according to your future allocation instructions. Otherwise, we determine your Investment Option allocations at the end of the last Business Day before each Quarterly Anniversary as follows. First, we establish the maximum allowed allocation for each Investment Option group. Then, we compute the required allocations for each Investment Option group, which are your future allocation instructions adjusted downward to match the new maximum allowable group allocation if necessary. Lastly, we rebalance your Contract Value according to the new required allocation for each Investment Option.

Determining the Maximum Allowed and Minimum Required Group Allocation
Combined Groups A, B and X. The new maximum allowed allocation for Groups A, B, and X on each Quarterly Anniversary is the lesser of the maximum allowed allocation from the prior Quarterly Anniversary, or as set out in Table 2 (which appears earlier in this appendix).

Groups A and Y. We then use Table 3 and the new maximum allowed allocation for Groups A, B and X to determine the new maximum allowed allocation for Group A and minimum required allocation for Group Y.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix E

Combined Groups B and X. The new maximum allowed allocation for Groups B and X is the new maximum allowed allocation for Groups A, B and X, less the new required allocation for Group A, computed as described next in this appendix.

Determining the Required Group Allocation
On the rider effective date, we require your future Purchase Payment allocation instructions to comply with maximum allowed and minimum required group allocations set out in Tables 2 and 3. On each subsequent Quarterly Anniversary, we determine the new required group allocations as follows.

1.	Your current future allocation instructions comply with the new maximum allowed and new minimum required group allocations. No change to your future allocation instructions.
2.
Your current future allocation instructions for Group A comply with the new maximum allowed allocation, but your current future allocation instructions for combined Groups B and X Investment Options are greater than the new maximum allowed allocation. No change to your Group A future allocation instructions, but we decrease the required allocation for Groups B and X to equal the new maximum allowed allocation. We then take the excess from Groups B and X (your future allocation instructions for Group B and X minus the new maximum allowed allocation) and apply it to Group Y.

3.
Your current future allocation instructions for Group A are greater than the new maximum allowed allocation. We decrease the required allocation for Group A to equal the new maximum allowed allocation. We then take the excess from Group A (your future allocation instructions for Group A minus the new maximum allowed allocation) and reallocate it as follows.

a)
If your future allocation instructions for combined Groups B and X are less than the new maximum allowed allocation for these groups, the new required allocation is equal to your future allocation instructions for Groups B and X, plus the excess from Group A, subject to the new maximum allowed allocation for the combined Groups B and X. We then apply any remaining excess allocation from Group A to Group Y.

b)
If your future allocation instructions for combined Groups B and X are greater than or equal to the new maximum allowed allocation for these groups, then we decrease the new required allocation for Groups B and X to equal the new maximum allowed allocation. We then take any excess allocation from Groups B and X (your future allocation instructions for Group B and X minus the new maximum allowable allocation), plus any excess allocation from Group A, and apply it all to Group Y.

The new required allocation for Group Y is equal to 100% minus the new required allocation for Group A, and minus the new required allocation for combined Groups B and X. We then rebalance the Contract Value in your selected Investment Options according to the required allocations for each Investment Option, as discussed next.

Determining the Required Allocation for Each Investment Option
We rebalance your Investment Options’ Contract Value on each Quarterly Anniversary using the formula: a x (b / c)
where:

a	=	The new required group allocation for the current Quarterly Anniversary.
b	=	The required allocation for each Investment Option at the end of the prior Business Day.
c	=	The required group allocation at the end of the prior Business Day.
We round your required allocation to the nearest whole percentage. The current required Investment Option allocations then become your future Purchase Payment allocation instructions. These allocation instructions remain in place until the earlier of the next Quarterly Anniversary, or the Business Day we process any new future Purchase Payment allocation instructions.

• For Bonus Option Contracts, we rebalance the Bonus Value using the same percentages we use to rebalance your Contract Value.
• In any twelve-month period, we cannot reduce the maximum allowed Contract Value allocation in Group A by more than 10%, and in combined Groups A, B and X by more than 15%.
• Unless the maximum allowed allocation for combined Groups A, B, and X changes, the maximum allowed allocation for Group A and the minimum required allocation for Group Y do not change.
•  We may move all of your Contract Value out of one or more of your selected Investment Options. However, we send you a transaction confirmation each time we move Contract Value between Investment Options.

• Unless you reset the initial Target Value Date, the maximum allowed in Group A, and in combined Groups A, B and X never increases.
• If you allocate less than the maximum allowed to combined Groups A, B and X, you may be subject to fewer Investment Option reallocations.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix E

WHEN A TARGET DATE BENEFIT ENDS

Your Target Date Benefit ends upon the earliest of the following.

•	The Business Day we process your request to remove your benefit from your Contract (the rider termination date).

•
The date of death of any Owner (or Annuitant, if the Contract is owned by a non-individual), unless the surviving spouse elects to continue the Contract. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse elects to receive payout of the death benefit, then your Target Date Benefit ends as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	The Business Day we process your request for a full withdrawal.

•	When the Contract ends.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix E

APPENDIX F – INCOME FOCUS

Income Focus (05.12) was available from April 30, 2012 through July 20, 2012 on Version B Contracts. Income Focus (07.12) was available from July 23, 2012 through April 24, 2015 on Version B Contracts. Income Focus has a rider charge that we deduct from your Contract Value  (and Bonus Value, if applicable) during the Accumulation Phase while your benefit is in effect and your Contract Value is positive. For information on the rider charge, please see section 3, Fee Tables and section 11, Expenses – Optional Living Benefit Rider Charges. Income Focus is also subject to investment restrictions and quarterly rebalancing as discussed in Appendix B.

We designed Income Focus Payments to last for the lifetime of the Covered Person(s). If you do not begin Income Focus Payments before all Covered Persons die or are removed from the Contract, Income Focus ends and you will not receive any payments. In the case of non-spouse Joint Owners, if a Joint Owner dies before payments begin, this benefit ends and payments are not available to you even if the Covered Person is still alive. Income Focus Payments are available once the younger Covered Person reaches age 60 and before the older Covered Person reaches age 91. You choose your payment frequency and amount subject to an annual maximum. Once established, the annual maximum Income Focus Payment can increase, but it cannot decrease unless you take an Excess Withdrawal.

REMOVING INCOME FOCUS

You can remove Income Focus from your Contract while the Contract Value is positive by completing the appropriate form. We remove this benefit from your Contract on the Quarterly Anniversary (or on the next Business Day if the Quarterly Anniversary is not a Business Day) that occurs immediately after we receive your request in Good Order at our Service Center, and the rider termination date is that Quarterly Anniversary.

If we increase this benefit’s rider charge and you want to remove this benefit before the increase, we must receive this form within 30 days of the date of our letter notifying you of the rider charge increase. If we receive your form after this period, we increase your rider charge and ask you to resubmit the form for the next Quarterly Anniversary.

If you are removing this benefit for any other reason, your request is in Good Order if we receive this form no earlier than 30 days before a Quarterly Anniversary, and no later than before the end of the last Business Day before the Quarterly Anniversary. If we receive your request outside this time period, we ask you to resubmit it for the next Quarterly Anniversary.

You must transfer your Contract Value out of Income Focus’ Investment Options and remove these Investment Options from your future Purchase Payment allocation instructions for your removal request to be in Good Order.

On the rider termination date Income Focus Payments (if applicable) stop, we deduct the final rider charge, and the restrictions on additional Purchase Payments and Contract Value allocations and transfers no longer apply.

INCOME FOCUS PAYMENT OVERVIEW

Your annual maximum Income Focus Payment is equal to the sum of all Income Values multiplied by their associated Income Value Percentages. Each Income Value is equal to one or more of your Purchase Payments received in a Rider Year, adjusted for any partial withdrawals as discussed under “Income Values.” Each Income Value has an associated Income Value Percentage. Each Income Value Percentage is initially based on the Covered Person’s age at the time you selected Income Focus as set out in the following tables.

Income Focus (07.12) Initial Income Value Percentage Table
Age of the Covered Person on the Rider Effective Date for single Income Focus Payments	Initial Income Value Percentage	Age of the younger Covered Person on the Rider Effective Date for joint Income Focus Payments	Initial Income Value Percentage
45 – 64	3.25%	45 – 64	2.75%
65 – 79	3.75%	65 – 79	3.25%
80+	4.75%	80+	4.25%

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix F

Income Focus (05.12) Initial Income Value Percentage Table
Age of the Covered Person on the Rider Effective Date for single Income Focus Payments	Initial Income Value Percentage	Age of the younger Covered Person on the Rider Effective Date for joint Income Focus Payments	Initial Income Value Percentage
45 – 64	3.75%	45 – 64	3.25%
65 – 79	4.25%	65 – 79	3.75%
80+	5.25%	80+	4.75%

Income Value Percentages can increase by 1% annually based on positive Contract Value performance from one Rider Anniversary or Benefit Anniversary to the next (determined after the deduction of all Contract fees and expenses) as discussed under “Income Value Percentages and Performance Increases.” A Benefit Anniversary is a twelve-month anniversary of the Benefit Date that Income Focus Payments begin. You can receive the 1% Performance Increases both before and after you begin receiving Income Focus Payments. Before payments begin, the first Income Value is eligible for a Performance Increase on the first Rider Anniversary and any subsequent Income Values are eligible for Performance Increases on the second Rider Anniversary after they are established.

The annual maximum Income Focus Payment is the amount you are entitled to receive each year, but you can choose to take an actual payment that is less than your annual maximum Income Focus Payment. If you take less than 100% of your annual maximum Income Focus Payment in a Benefit Year, you are not eligible to receive a Performance Increase in the next Benefit Year. For more information, see “Income Value Percentages and Performance Increases.”

Example
Assume you purchased a Contract with Income Focus at age 60 with a $100,000 initial Purchase Payment, and you are the sole Covered Person. Your first Income Value is this initial Purchase Payment and its associated Income Value Percentage based on the table is 3.75%. At this time your annual maximum Income Focus Payment would be $3,750 (3.75% x $100,000).

On the first Rider Anniversary (which is also the first Contract Anniversary) if your Contract Value after deduction of all fees and expenses is greater than your initial Purchase Payment, we apply a 1% Performance Increase to your first Income Value Percentage, so it is now 4.75%. At this time your annual maximum Income Focus Payment would be $4,750 (4.75% x $100,000).

If you make a series of additional Purchase Payments in the second Rider Year totaling $5,000, we establish a second Income Value equal to these payments, and a second Income Value Percentage which is initially equal to 3.75%. This second Income Value is not eligible for a Performance Increase until the third Rider Anniversary. At this time your annual maximum Income Focus Payment would be $4,937.50 [(4.75% x $100,000) + (3.75% x $5,000)].

TOTAL INCOME VALUE

The Total Income Value determines your rider charge and is equal to the sum of all Income Values.

INCOME VALUES

Income Values help determine both your rider charge and your annual maximum Income Focus Payment. The greater the total Income Values, the greater the annual maximum Income Focus Payment.

For each period, we establish a new Income Value on the Business Day we first receive a Purchase Payment. We establish Income Values during the first Rider Year as follows.

•
If the Rider Effective Date is the Issue Date, the first Income Value is equal to all Purchase Payments received before the first Quarterly Anniversary. If you make any additional Purchase Payments on or after the first Quarterly Anniversary and before the first Rider Anniversary we add them together and establish a new Income Value.

•
If the Rider Effective Date occurs after the Issue Date, the first Income Value is initially equal to the Contract Value at the end of the prior Business Day. If you make any additional Purchase Payments during the first Rider Year we add them together and establish a new Income Value.

If you make additional Purchase Payments in subsequent Rider Years, we establish a new Income Value each Rider Year. We establish each Income Value on the Business Day we receive the first Purchase Payment in a Rider Year; we add any additional Purchase Payments we receive during the same Rider Year to the existing Income Value.

Each Business Day before the Benefit Date, if you take a withdrawal, we reduce each Income Value by the percentage of Contract Value withdrawn. Each Business Day on or after the Benefit Date, if you take an Excess Withdrawal we reduce each Income Value by the percentage of Contract Value withdrawn. Withdrawals include  Partial Annuitizations and any

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix F

withdrawal charges, but do not include Income Focus Payments or amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

FOR BONUS OPTION CONTRACTS: Bonus amounts are not included in the parts of Income Values or Total Income Value based on Purchase Payments and unvested bonus amounts are not included in the parts of these values based on Contract Value.

INCOME VALUE PERCENTAGES AND PERFORMANCE INCREASES

Income Value Percentages help determine your annual maximum Income Focus Payment. The higher the Income Value Percentage, the greater the annual maximum Income Focus Payment.

Each Income Value has an associated Income Value Percentage. We determine your initial Income Value Percentage for each Income Value by using the Initial Income Value Percentage Table as discussed in “Income Focus Payment Overview.”

On each Rider Anniversary before the Benefit Date, and on each Benefit Anniversary after the Benefit Date if you took the entire annual maximum Income Focus Payment during the prior year, you receive a Performance Increase of 1% to each Income Value Percentage associated with an eligible Income Value if the Contract Value (or Bonus Value, if applicable) increases as discussed next in this section. Before the Benefit Date, each Income Value is eligible for a Performance Increase on the second Rider Anniversary that occurs after we establish it. On the first Rider Anniversary, only the first Income Value is eligible for a Performance Increase. Performance Increases are not available once the older Covered Person reaches age 91.

Performance Increases On or Before the Benefit Date
On each Rider Anniversary you receive a 1% Performance Increase if your Contract Value determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses) is greater than your Contract Value at the end of the last Business Day before the prior Rider Anniversary (or Rider Effective Date if this is the first Rider Anniversary). Before we make this comparison, if we received any Purchase Payments during the last Rider Year we subtract these payments from the Contract Value we determined at the end of the prior Business Day.

However, if you selected Income Focus at issue and this is the first Rider Anniversary, you receive a Performance Increase if your Contract Value at the end of the prior Business Day less any Purchase Payments received on or after the first Quarterly Anniversary is greater than the total Purchase Payments received before the first Quarterly Anniversary.

Performance Increases After the Benefit Date
On each Benefit Anniversary you receive a 1% Performance Increase if your Contract Value determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses) is greater than your Contract Value at the end of the last Business Day before the prior Benefit Anniversary (or Benefit Date if this is the first Benefit Anniversary).

•	Performance Increases are not available once the older Covered Person reaches age 91.
•	After the Benefit Date Performance Increases are only available while your Contract Value is positive and if you took your annual maximum Income Focus Payment during the last Benefit Year.
•
If we increased the Contract Value to equal the death benefit due to a spousal continuation of the Contract during the last Rider Year or Benefit Year, we also subtract the amount of this increase from the Contract Value on the next Rider Anniversary or Benefit Anniversary when determining Performance Increases.

•
For Bonus Option Contracts, we include any unvested Bonus amounts when determining Performance Increases. So when we compute a Performance Increase, each Purchase Payment includes its associated bonus and we use Bonus Values instead of Contract Values.

REQUESTING INCOME FOCUS PAYMENTS

You request Income Focus Payments by completing a payment election form. Income Focus Payments begin on the Benefit Date, which must be either the 1st or 15th of a calendar month. Your Benefit Date is the next available date that occurs at least 15 calendar days after we receive your request in Good Order at our Service Center. At least one Covered Person must be alive on the Benefit Date in order for Income Focus Payments to begin. You cannot submit this form until the younger Covered Person reaches age 60, or once the older Covered Person reaches age 91.

We will begin making payments to you automatically without your request if your Contract Value reduces to zero for any reason other than a withdrawal or annuitization while this benefit is in effect and before the Benefit Date. In this instance we calculate your annual maximum Income Focus Payment and begin making annual payments to you on the next available Benefit Date.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix F

If the Benefit Date has not occurred six months before the older Covered Person reaches age 91, we send you written notice that the benefit is about to end. If the benefit ends before Income Focus Payments begin, you will have paid for the benefit without receiving any of its advantages. In addition, before Income Focus Payments begin you are paying for a benefit that you are not currently using.

Once Income Focus Payments begin:

• You cannot take new Partial Annuitizations.
•	You cannot make additional Purchase Payments, therefore the Traditional Death Benefit Value (if applicable) no longer increases.
•	Any active automatic investment plan and/or systematic withdrawal program ends.
•	The free withdrawal privilege is not available.
•	You can only remove Income Focus while the Contract Value is positive. If you remove this benefit, the restrictions listed above do not apply on or after the rider termination date.
•	You can only change the Owner if you selected joint Income Focus Payments and:
–  an Owner dies and the spouse continues the Contract, or
–	you remove a joint Covered Person who is also a Joint Owner from the Contract. In this case, the remaining Covered Person must become the new sole Owner.
•	The rider charge continues until the benefit ends, or the Business Day the Contract Value reduces to zero.
•	If you have the Quarterly Value Death Benefit, its additional M&E charge continues as indicated in section 11, Expenses – Mortality and Expense Risk (M&E) Charge.
•	If you take a Full Annuitization, Income Focus Payments stop and Income Focus ends.
•
The Contract Value continues to fluctuate as a result of Investment Option performance. It decreases on a dollar for dollar basis with each Income Focus Payment, Excess Withdrawal, and any Contract charges we deduct.

•
Income Focus Payments do not reduce your Income Values, but Excess Withdrawals reduce the annual maximum Income Focus Payment and each Income Value by the percentage of Contract Value withdrawn (including any withdrawal charge). If you take an Excess Withdrawal of your total Contract Value, Income Focus Payments stop and Income Focus ends.

•
Each Income Focus Payment and any Excess Withdrawal reduces the Traditional Death Benefit Value (or the Quarterly Anniversary Value under the Quarterly Value Death Benefit, if applicable) by the percentage of Contract Value withdrawn (including any withdrawal charge).

•
Any part of your annual maximum Income Focus Payment that you do not withdraw in a given Benefit Year remains in your Contract for the remainder of that year, but is not added to the annual maximum payment available next year.

•
You may receive a Performance Increase to Income Value Percentages on every Benefit Anniversary before the older Covered Person reaches age 91. Performance Increases increase your annual maximum Income Focus Payment.

CALCULATING YOUR INCOME FOCUS PAYMENTS

The annual maximum Income Focus Payment is the amount you are entitled to receive each Benefit Year. On the Benefit Date and each subsequent Benefit Anniversary, your annual maximum Income Focus Payment is equal to the sum of all Income Values multiplied by their associated Income Value Percentages. On the Benefit Date, if your initial annual maximum Income Focus Payment is less than $100, the benefit ends and you will have paid for the benefit without receiving any of its advantages. For example, assuming a single Income Value and an Income Value Percentage of 6.25%, if you take withdrawals that reduce the Income Value to less than $1,600, this would result in an initial Income Focus Payment of less than $100.

You can receive Income Focus Payments monthly, quarterly, semi-annually, or annually. If the scheduled payment date does not fall on a Business Day, we make the payment on the next Business Day.

You can change your payment frequency once each Benefit Year while your Contract Value is positive. You must provide notice of any requested payment frequency change to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we implement it on the Benefit Anniversary and it remains in effect until the benefit ends or you request another change. We do not accept payment frequency changes that would cause us to make payments of $0.01 to $99.99.

The annual maximum Income Focus Payment is the amount you are entitled to, but you can choose to take less. The annual actual Income Focus Payment is the total amount you choose to receive each year. Any part of your annual maximum payment that you do not withdraw in a given Benefit Year is not added to the annual maximum payment available next year. Each Income Focus Payment you receive is equal to the annual actual Income Focus Payment divided by the number of

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Appendix F

payments you chose to receive during the Benefit Year. Each actual Income Focus Payment must either be zero, or $100 or more. For example, you cannot request an annual payment of $50.

If you would like to take less than the maximum available payment, you can change your payment amount once each Benefit Year while your Contract Value is positive by providing notice to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we implement it on the Benefit Anniversary and it remains in effect until the benefit ends or you request another change.

Once Income Focus Payments have begun, if your Contract Value reduces to zero for any reason other than an Excess Withdrawal or annuitization, you will continue to receive your maximum Income Focus Payment at the previous selected payment frequency until the earlier of the death of the Owner or last surviving Covered Person.

We deduct each Income Focus Payment, Excess Withdrawal, and any additional payment resulting from a required minimum distribution, proportionately from the Investment Options. We continue to rebalance the Contract Value quarterly among the Investment Options according to your future Purchase Payment allocation instructions while this benefit is in effect. You can also continue to make transfers between the Investment Options while your benefit is in effect, subject to the restrictions set out in section 9, Investment Options – Transfers Between Investment Options, and the “Investment Option Allocation and Transfer Restrictions” discussion later in this section.

Excess Withdrawals
Your annual maximum Income Focus Payment only decreases if you take an Excess Withdrawal. An Excess Withdrawal is a withdrawal you take while you are receiving Income Focus Payments, that when added to any other withdrawals taken during the Benefit Year and your annual actual payment, is greater than your current annual maximum payment. If your actual Income Focus Payment is less than your annual maximum payment, you can withdraw the difference and we consider that withdrawal to be an additional actual Income Focus Payment, and not an Excess Withdrawal. Excess Withdrawals include any applicable withdrawal charge, but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

For example, assume your annual maximum Income Focus Payment is $2,000 and you take an annual actual Income Focus Payment of $1,000. Within a Benefit Year, you can take an additional withdrawal of up to $1,000 and we consider that to be an additional actual Income Focus Payment. If you withdraw $1,200, we consider the first $1,000 to be an additional actual Income Focus Payment and the next $200 to be an Excess Withdrawal.

Any partial Excess Withdrawal must comply with the restrictions in section 12, Access to Your Money and the following provisions. If your Contract Value is less than $2,000, you can only withdraw the total remaining Contract Value (less any rider charge). Also, if at the end of the Business Day that we process your Excess Withdrawal your Contract Value is less than $2,000, you must withdraw the total remaining Contract Value (less any rider charge). If you take an Excess Withdrawal of the total remaining Contract Value your entire Contract ends.

Excess Withdrawals reduce each Income Value on the Business Day we process the withdrawal, but they do not reduce your annual maximum Income Focus Payment until the next Benefit Anniversary after the withdrawal. If partial Excess Withdrawals reduce your annual maximum Income Focus Payment to less than $100, we send you the total remaining Contract Value (less any rider charge) and your Contract ends.

•
For Qualified Contracts, if we calculate a required minimum distribution (RMD) based on this Contract, after making all Income Focus Payments for the calendar year, we determine whether this calendar year’s total RMD has been satisfied by these payments and any Excess Withdrawals. If the RMD amount for this Contract has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal and it is not subject to a withdrawal charge.

•
For required annuitization, if on the Income Date you are receiving Income Focus Payments, we guarantee to pay you the greater of your maximum Income Focus Payment or fixed Annuity Payments based on the Contract Value under Annuity Option 1 or Annuity Option 3. If you select any other Annuity Option, or if you choose to take variable Annuity Payments, this guarantee does not apply. For more information, see section 13, The Annuity Phase.

TAXATION OF INCOME FOCUS PAYMENTS

We treat Income Focus Payments as withdrawals for tax purposes as discussed in section 18, Taxes – Taxation of Lifetime Payments.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix F

CHARGE LOCK OPTION

If we increase Income Focus’ rider charge, you can reject this charge increase and all future rider charge changes by selecting the Charge Lock Option rider. You keep Income Focus at the current rider charge, but we subtract 1% from all your Income Value Percentages, and you have no opportunity for future Performance Increases or future rider charge decreases.

We notify you in writing at least 30 days in advance of any increase to your rider charge. The notice will include information on the amount of increase to your rider charge, and the options available to you (accept the rider charge increase, remove Income Focus from your contract, or select the Charge Lock Option rider). If you are interested in the Charge Lock Option rider we ask you to either contact your Financial Professional or call us and we will send you the Charge Lock Option selection form and a copy of this prospectus.

After we receive your selection form in Good Order at our Service Center, the Charge Lock Option becomes effective on the Quarterly Anniversary that we are scheduled to increase the rider charge (or on the next Business Day if the Quarterly Anniversary is not a Business Day). To be in Good Order, we must receive your selection form no later than before the end of the last Business Day before the Quarterly Anniversary that we are to increase the rider charge. If we receive your selection form after this date and time we do not add the Charge Lock Option rider to your Contract and we increase your rider charge, but we make no other changes to your Contract. If we do not receive your selection form in time, you can either keep Income Focus at the increased rider charge, or you can make a separate request to remove it on the next Quarterly Anniversary and you will be subject to the increased rider charge until you remove Income Focus from your Contract. If you choose to keep Income Focus and we increase your rider charge in the future, the Charge Lock Option rider will again be available to you at that time, and will be based upon your then-current rider charges.

If you select the Charge Lock Option rider, Income Focus’s rider charge does not change on or after the Charge Lock Date, the Quarterly Anniversary or the next Business Day if that day is not a Business Day, that we would have otherwise increased your rider charge.

If you select the Charge Lock Option rider, you do not receive any Performance Increases after the Last Performance Increase Date. We determine the Last Performance Increase Date as follows.

If the Charge Lock Date is… before the Benefit Date the Benefit Date after the Benefit Date the Last Performance Increase Date is…
the earlier of the Benefit Date, or the Rider Anniversary on or immediately after the Charge Lock Date the Benefit Date
the Benefit Anniversary that occurs on or immediately after the Charge Lock Date

If your Contract Value is zero on the Last Performance Increase Date, the Charge Lock Option rider ends and we make no change to Income Focus or your Income Focus Payments. If your Contract Value is positive on the Last Performance Increase Date, we reduce your benefits as follows.

If the Last Performance Increase Date is on or before the Benefit Date

•
If the Last Performance Increase Date is a Rider Anniversary before the Benefit Date, we first apply a Performance Increase to each eligible Income Value Percentage if your Contract Value (or Bonus Value, if applicable) has increased.

• Next we subtract 1% from each Income Value Percentage, including the initial Income Value Percentage for any new Income Values you establish in the future. After this date your Income Value Percentages will not increase.
• Then on the Benefit Date we calculate your annual maximum Income Focus Payment using these reduced Income Value Percentages. Your annual maximum Income Focus Payments will not increase after this date.

If the Last Performance Increase Date is a Benefit Anniversary

•	We first apply Performance Increases to each Income Value Percentage if your Contract Value (or Bonus Value, if applicable) has increased, and then we subtract 1% from each Income Value Percentage.
•	Next we calculate your annual maximum Income Focus Payment using these reduced Income Value Percentages. Your annual maximum Income Focus Payments will not increase after this date.
•
If your reduced annual maximum Income Focus Payment is $100 or more, we verify that your annual actual Income Focus Payment meets our minimum requirements (it must be either zero, or $100 or more – you cannot request an actual payment of $50). If it is not, we ask you to change either the payment amount, or the frequency.

A hypothetical example showing how Income Focus may be affected if you select the Charge Lock Option rider is provided in Appendix H.

The Charge Lock Option rider ends on the earlier of the Business Day Income Focus ends, or the Last Performance Increase Date if you Contract Value equals zero.

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Appendix F

• Your Contract Value will continue to fluctuate with Investment Option performance after the Charge Lock Date.
• The Charge Lock Option rider may not be available through all broker dealers. For more information, please contact us or your Financial Professional.
•  If you select the Charge Lock Option rider, the reduction to Income Focus’ benefits may be significant, and you may be better off either accepting the rider charge increase, or removing Income Focus from your Contract. You should consult with your Financial Professional before selecting the Charge Lock Option rider.

• Once you select the Charge Lock Option rider, you cannot later remove it from your Contract.
•  If you select the Charge Lock Option rider before Income Focus Payments begin, then request to begin payments before the Last Performance Increase Date, you give up the opportunity to receive one last Performance Increase, which may further reduce your Income Focus Payments.

•  If you select the Charge Lock Option rider and the reduction to your Income Value Percentages causes your annual maximum Income Focus Payment to be less than $100, Income Focus ends. If this occurs on the Benefit Date, you will have paid for Income Focus without receiving any of its advantages.

WHEN INCOME FOCUS ENDS
Income Focus ends on the earliest of the following.

•	The Business Day we process your request to remove this benefit from your Contract (the rider termination date).
•	The Business Day all original Covered Persons no longer have the required relationship (Owner, Annuitant or sole Beneficiary) as stated under “Covered Persons” in section 6.
•	The older Covered Person’s 91st birthday if it occurs before the Benefit Date.
•	The Business Day before the Income Date if you take a Full Annuitization.
•	The Business Day we process your request for a full withdrawal, other than a full withdrawal caused by an Income Focus Payment.
•
The Benefit Date or a Benefit Anniversary if the annual maximum Income Focus Payment is less than $100. However, this does not apply if you have the Charge Lock Option rider, your Last Performance Increase Date is the Benefit Date or a Benefit Anniversary, and on the Last Performance Increase Date your annual maximum Income Focus Payment becomes less than $100.

•
Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we first receive a Valid Claim from any one Beneficiary. However, if a federally recognized spouse is a Covered Person and continues this Contract, Income Focus also continues.

•	The date of death of the last surviving Covered Person.
•	The Business Day the Contract ends.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix F

APPENDIX G – INVESTMENT PROTECTOR

Investment Protector was available from July 22, 2009 through October 16, 2016. Investment Protector has a rider charge that we deduct from your Contract Value (and Bonus Value, if applicable) during the Accumulation Phase while your benefit is in effect and your Contract Value is positive. For information on the rider charge, please see section 3, Fee Tables and section 11, Expenses – Optional Living Benefit Rider Charges.

Investment Protector provides, during the Accumulation Phase, a level of protection for your principal and a percentage (Guarantee Percentage) of any annual investment gains through the Target Value. The Target Value is a future guarantee to your Contract Value. The Target Value is first available on the initial Target Value Date which you select. The initial Target Value Date cannot occur before the Earliest Anniversary, and it must occur before age 91. Subsequent Target Value Dates will occur on every Future Anniversary. The Target Value is only guaranteed to be available to you on the last Business Day before each Target Value Date. Beginning on the next Business Day, your Contract Value fluctuates based on your selected Investment Options’ performance, and this is the value available to you upon withdrawal.

We established your Contract’s Guarantee Percentage, Earliest Anniversary and Future Anniversary on the Rider Effective Date and we cannot change them. The Guarantee Percentage, Earliest Anniversary and Future Anniversary that are used to calculate your Target Value and determine your Target Value Dates are as follows.

Investment Protector (Version Identifier)	Available Dates	Earliest Anniversary used to determine the initial Target Value Date	Future Anniversary used to determine subsequent Target Value Dates	Guarantee Percentage used to calculate the Target Value
(07.13 through 10.16)	7/22/2013 – 10/16/2016	Tenth Rider Anniversary	Fifth Rider Anniversary	80%
(05.10 through 07.12)	5/3/2010 – 7/19/2013	Tenth Rider Anniversary	Fifth Rider Anniversary	100%
(08.09)	7/22/2009 – 4/30/2010	Tenth Rider Anniversary	Fifth Rider Anniversary	95%

REMOVING INVESTMENT PROTECTOR

You can remove Investment Protector from your Contract while the Contract Value is positive by completing the appropriate form. We remove this benefit from your Contract on the Quarterly Anniversary (or on the next Business Day if the Quarterly Anniversary is not a Business Day) that occurs immediately after we receive your request in Good Order at our Service Center, and the rider termination date is that Quarterly Anniversary.

If we increase this benefit’s rider charge and you want to remove this benefit before the increase, we must receive this form within 30 days of the date of our letter notifying you of the rider charge increase. If we receive your form after this period, we increase your rider charge and ask you to resubmit the form for the next Quarterly Anniversary.

If you are removing this benefit for any other reason, your request is in Good Order if we receive this form no earlier than 30 days before a Quarterly Anniversary, and no later than before the end of the last Business Day before the Quarterly Anniversary. If we receive your request outside this time period, we ask you to resubmit it for the next Quarterly Anniversary.

On the rider termination date we deduct the final rider charge, and the restrictions on additional Purchase Payments and Contract Value allocations and transfers no longer apply.

TARGET VALUE DATES

Investment Protector guarantees that on each Target Value Date until the benefit ends, your Contract Value cannot be less than the Target Value (described next in this section). You selected the initial Target Value Date when you selected this benefit. The earliest available initial Target Value Date is the Earliest Anniversary, and the latest date is the Rider Anniversary before the older Owner reaches age 91 (or the Annuitant reaches age 91 if the Owner is a non-individual). Subsequent Target Value Dates occur on every Future Anniversary after the initial Target Value Date while this benefit is in effect.

For example, assume you purchased a Contract as the sole Owner on September 1, 2009 and you were age 70. You selected Investment Protector on the first Quarterly Anniversary, December 1, 2009 when you were still age 70, the Earliest Anniversary is the tenth Rider Anniversary and the Future Anniversary is the fifth Rider Anniversary. The earliest available

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Appendix G

initial Target Value Date is December 1, 2019 and the latest date is December 1, 2029. If you selected the earliest available initial date (December 1, 2019), subsequent Target Value Dates would occur on December 1st in 2024, 2029, 2034, etc.

At the end of the last Business Day before each Target Value Date if your Contract Value is less than the Target Value, we increase your Contract Value to equal the Target Value and your Target Value becomes the Contract Value. The last Business Day before each Target Value Date are the only days that we guarantee your Contract Value equals or exceeds the Target Value. After the Target Value Date, the Contract Value will fluctuate until the next Target Value Date. We notify you in writing at least 30 days in advance of each Target Value Date outlining the options available to you. On the last Business Day before each Target Value Date you can continue your Contract or withdraw some or all of your Contract Value. You are not required to take a withdrawal at this time. Any withdrawal you do take is subject to any applicable withdrawal charge and additional federal tax.

We allocate any Contract Value increase to your selected Investment Options based on the percentage of Contract Value in each Investment Option after we do quarterly Contract Value rebalancing. The rebalancing occurs at the end of the last Business Day before each Quarterly Anniversary. For tax purposes, we treat any Contract Value increase as earnings under the Contract. However, if the Contract Value on the last Business Day before each Target Value Date is less than net Purchase Payments (total Purchase Payments less any payments withdrawn) then we treat some or all of the increase as a Purchase Payment when applying the withdrawal charge if you withdraw the total Contract Value.

Initial Target Value Date Resets
You can reset the initial Target Value Date before the older Owner reaches age 81 (or the Annuitant reaches age 81 if the Owner is a non-individual). Resets are only available if the Contract Value is at least equal to the Target Value using the values determined at the end of the last Business Day before the Rider Anniversary that we process your reset request. The earliest new initial Target Value Date is the Earliest Anniversary after we process your request, and the latest available date is the Rider Anniversary before the older Owner reaches age 91 (or the Annuitant reaches age 91 if the Owner is a non-individual). You request a reset by completing the appropriate form. We process your request as of the immediately preceding Rider Anniversary (or on the next Business Day if the Rider Anniversary is not a Business Day) once we receive your request in Good Order at our Service Center. For the request to be in Good Order, we must receive this form within 30 days after a Rider Anniversary. If we receive your request outside this time period, we reject your request. The reset date is the Rider Anniversary that we process your request.

Initial Target Value Date resets may change the maximum amount you can allocate to your selected Investment Options, but a reset does not automatically change your allocations. To change your allocations on a reset, you must also change your future Purchase Payment allocation instructions. You can change your future Purchase Payment allocation instructions at any time without penalty or fee. The changes to these allocation instructions must comply with the current maximum allowable allocations.

TARGET VALUE

The Target Value determines both your rider charge and if you receive a Contract Value increase on each Target Value Date. We only calculate the Target Value while the benefit is in effect.

On each Business Day, the Target Value is equal to the greater of the result of the Rider Anniversary Value multiplied by the Guarantee Percentage or one of the following.

•	If you selected the benefit at issue, total Purchase Payments reduced by the percentage of Contract Value withdrawn, determined at the end of the Business Day we process each withdrawal.
•
If you selected the benefit after issue, the Contract Value determined at the end of the last Business Day (after the deduction of all Contract fees and expenses) before the Rider Effective Date plus all Purchase Payments received on or after the Rider Effective Date, and reduced by the percentage of Contract Value withdrawn determined at the end of the Business Day we process each withdrawal taken on or after the Rider Effective Date.

•
If you reset the initial Target Value Date, the Contract Value determined at the end of the last Business Day (after the deduction of all Contract fees and expenses) before the reset date plus all Purchase Payments received on or after the reset date, and reduced by the percentage of Contract Value withdrawn determined at the end of the Business Day we process each withdrawal taken on or after the reset date.

Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

If the Rider Effective Date was the Issue Date, the Rider Anniversary Value was initially equal to the Purchase Payment received on the Issue Date. If the Rider Effective Date was after the Issue Date, the Rider Anniversary Value was initially equal to the Contract Value determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses).

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix G

At the end of each Business Day, we adjust the Rider Anniversary Value as follows.

•	We increase it by the amount of any additional Purchase Payments.
•
We reduce it by the percentage of any Contract Value withdrawn. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

On each Rider Anniversary we compare the Rider Anniversary Value to the Contract Value using the values determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses) and increase the Rider Anniversary Value to equal this Contract Value if it is greater.

•  For Bonus Option Contracts, unvested bonus amounts are not included in the parts of the Target Value based on Contract Value. Bonus amounts are also not included in the parts of the Target Value based on Purchase Payments.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING

Under Investment Protector, we restrict your Investment Option selection as discussed in this section and in Appendix B.

Investment Protector – Versions 07.12, 07.13, 04.15, 04.16, 05.16, 06.16, 07.16, 08.16, 09.16, 10.16
If you have a version of Investment Protector listed immediately above, you may allocate your Contract Value to the Investment Options in Table 1 below, subject to the limitations set forth in Table 2 thereafter.

TABLE 1: Available Investment Option Groups
Equity Group
AZL Balanced Index Strategy Fund
AZL DFA Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Gateway Fund
AZL International Index Fund
AZL Mid Cap Index Fund
AZL Moderate Index Strategy Fund
AZL MSCI Global Equity Index Fund
AZL MVP Balanced Index Strategy Fund
AZL MVP Fusion Balanced Fund

AZL MVP Fusion Conservative Fund
AZL MVP Fusion Moderate Fund
AZL MVP Growth Index Strategy Fund
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
AZL S&P 500 Index Fund
AZL T. Rowe Price Capital Appreciation Fund
PIMCO Balanced Allocation Portfolio
PIMCO StocksPLUS® Global Portfolio

Fixed Income Group
AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Government Money Market Fund
AZL MetWest Total Return Bond Fund
Franklin U.S. Government Securities VIP Fund*
JP Morgan Insurance Trust Core Bond Portfolio

MFS Total Return Bond Portfolio
PIMCO Global Core Bond (Hedged) Portfolio
PIMCO High Yield Portfolio*
PIMCO Long-Term U.S. Government Portfolio
PIMCO Real Return Portfolio*
PIMCO Total Return Portfolio
Templeton Global Bond VIP Fund*

* These Investment Options that are no longer available for selection.

On the Rider Effective Date and subsequent Quarterly Anniversaries, Table 2 determines the maximum Contract Value you can allocate to Investment Options in the Equity group based on the number of Rider Years* until the initial Target Value Date and the comparison of Contract Value (CV) to Target Value (TV). We then subtract the Table 2 value from 100% to determine the minimum Contract Value required in the Fixed Income group. For example, on the Rider Effective Date if your initial Target Value Date is the 12th Rider Anniversary, you can allocate up to 70% of your Contract Value to Investment Options in the Equity group and you must have at least 30% in the Fixed Income group.

TABLE 2: Maximum Contract Value Allowed in the Equity Group
Number of Rider Years* to the Initial Target Value Date	CV = 94%+ of TV	CV = 88% to < 94% of TV	CV = 82% to < 88% of TV	CV = 76% to < 82% of TV	CV = 70% to < 76% of TV	CV = 64% to < 70% of TV	CV = 58% to < 64% of TV	CV = 52% to < 58% of TV	CV = 46% to < 52% of TV	CV = 40% to < 46% of TV	CV = 34% to < 40% of TV	CV = 28% to < 34% of TV	CV = 22% to < 28% of TV	CV = 16% to < 22% of TV	CV = 10% to < 16% of TV	CV = 4% to < 10% of TV	CV < 4% of TV
33+	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%
32	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%
31	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%

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Appendix G

TABLE 2: Maximum Contract Value Allowed in the Equity Group
Number of Rider Years* to the Initial Target Value Date	CV = 94%+ of TV	CV = 88% to < 94% of TV	CV = 82% to < 88% of TV	CV = 76% to < 82% of TV	CV = 70% to < 76% of TV	CV = 64% to < 70% of TV	CV = 58% to < 64% of TV	CV = 52% to < 58% of TV	CV = 46% to < 52% of TV	CV = 40% to < 46% of TV	CV = 34% to < 40% of TV	CV = 28% to < 34% of TV	CV = 22% to < 28% of TV	CV = 16% to < 22% of TV	CV = 10% to < 16% of TV	CV = 4% to < 10% of TV	CV < 4% of TV
30	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%
29	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%
28	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%
27	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%
26	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%
25	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%
24	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%
23	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%
22	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%
21	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%
20	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%
19	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%
18	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%
17	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%
16	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%
15	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%
14	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%
13	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%
12	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%
11	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%
10	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%
9	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%
8	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%
7	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
6	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
5	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
4	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
3	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
2	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
1	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
Initial Target Value Date and beyond	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%

*
We round the number of years until the initial Target Value Date up to the next whole number. For example, when you are seven Rider Years and four months away from your initial Target Value Date, in this table you are eight Rider Years from the initial Target Value Date.

If your future allocation instructions allocate 10% or less to the Investment Options in the Equity group, we rebalance according to your future allocation instructions. Otherwise, we determine your required Investment Option allocations at the end of the last Business Day before each Quarterly Anniversary as follows:

1.
We determine the new maximum allowed allocation for the Equity group. It is the lesser of the maximum allowed allocation from the prior Quarterly Anniversary, or as set out in Table 2 (which appears earlier in this section).

2.
If your current future allocation instructions comply with this new maximum allowed allocation for the Equity group, there is no change to your future allocation instructions and we rebalance your Contract Value according to these instructions.

3.
If your current future allocation instructions are greater than the new maximum allowed allocation for the Equity group we decrease the required allocation for the Equity group to this new lower amount. We then subtract this new percentage from 100% to determine the new required minimum allocation for the Fixed Income group. Lastly we rebalance your Investment Options’ Contract Value using the formula: a x (b / c) where:

a	=	The new required group allocation on the current Quarterly Anniversary.
b	=	The required allocation for each Investment Option at the end of the prior Business Day.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix G

c	=	The required group allocation at the end of the prior Business Day.

We round your required allocation to the nearest whole percentage. The current required Investment Option allocations then become your future Purchase Payment allocation instructions. These allocation instructions remain in place until the earlier of the next Quarterly Anniversary, or the Business Day we process any new future Purchase Payment allocation instructions.

• For Bonus Option Contracts, we rebalance the Bonus Value using the same percentages we use to rebalance your Contract Value.
• In any twelve-month period, we cannot reduce the maximum allowed Contract Value allocation in the Equity group by more than 15%.
• Unless the maximum allowed allocation for the Equity group changes, the minimum required allocation for the Fixed Income group does not change.
•  We may move all of your Contract Value out of one or more of your selected Investment Options. However, we send you a transaction confirmation each time we move Contract Value between Investment Options.

• Unless you reset the initial Target Value Date, the maximum allowed in the Equity group never increases.
•  The maximum allowed allocation to the Equity group reduces with negative Investment Option performance and as the time until the initial Target Value Date decreases. If you allocate less than the maximum allowed to the Equity group, you may be subject to fewer Investment Option reallocations resulting from negative Investment Option performance.

Investment Protector – 08.09, 05.10, 01.12
If you have a version of Investment Protector listed immediately above, you may allocate your Contract Value to the Investment Options in Table 1 below, subject to the limitations set forth in Table 2 thereafter.

TABLE 1: Available Investment Option Groups
Group A
AZL MSCI Emerging Markets Equity Index Fund AZL MVP Growth Index Strategy Fund AZL Small Cap Stock Index Fund	Davis VA Financial Portfolio* PIMCO CommodityRealReturn® Strategy Portfolio
Group B/X
AZL Balanced Index Strategy Fund
AZL DFA Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Gateway Fund
AZL International Index Fund
AZL Mid Cap Index Fund
AZL Moderate Index Strategy Fund
AZL MSCI Global Equity Index Fund
AZL MVP Balanced Index Strategy Fund

AZL MVP Fusion Balanced Fund
AZL MVP Fusion Conservative Fund
AZL MVP Fusion Moderate Fund
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
AZL S&P 500 Index Fund
AZL T. Rowe Price Capital Appreciation Fund
PIMCO Balanced Allocation Portfolio
PIMCO StocksPLUS® Global Portfolio

Group Y
AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Government Money Market Fund
AZL MetWest Total Return Bond Fund
Franklin U.S. Government Securities VIP Fund
JP Morgan Insurance Trust Core Bond Portfolio
MFS Total Return Bond Portfolio

PIMCO Emerging Markets Bond Portfolio*
PIMCO Global Core Bond (Hedged) Portfolio
PIMCO High Yield Portfolio*
PIMCO Long-Term U.S. Government Portfolio
PIMCO Real Return Portfolio*
PIMCO Total Return Portfolio
Templeton Global Bond VIP Fund*

* These Investment Options that are no longer available for selection.

On the Rider Effective Date and subsequent Quarterly Anniversaries, Table 2 determines the maximum Contract Value you can allocate to Investment Options in Groups A and B/X based on the number of Rider Years until the initial Target Value Date and the comparison of Contract Value (CV) to Target Value (TV). Use the Table 2 value in the first column of Table 3 to determine the maximum Contract Value you can allocate to Investment Options in Group A and the minimum required in Group Y. For example, on the Rider Effective Date, if your initial Target Value Date is the 12th Rider Anniversary, you can allocate up to 70% of your Contract Value to Investment Options in Groups A and B/X, up to 20% in Group A, and you must have at least 30% in Group Y.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix G

TABLE 2: Maximum Contract Value Allowed in Groups A and B/X
Number of Rider Years* to the Initial Target Value Date	CV = 94% + of TV	CV = 88% to < 94% of TV	CV = 82% to < 88% of TV	CV = 76% to < 82% of TV	CV = 70% to < 76% of TV	CV = 64% to < 70% of TV	CV = 58% to < 64% of TV	CV = 52% to < 58% of TV	CV = 46% to < 52% of TV	CV = 40% to < 46% of TV	CV = 34% to < 40% of TV	CV = 28% to < 34% of TV	CV = 22% to < 28% of TV	CV = 16% to < 22% of TV	CV = 10% to < 16% of TV	CV = 4% to < 10% of TV	CV < 4% of TV
33+	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%
32	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%
31	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%
30	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%
29	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%
28	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%
27	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%
26	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%
25	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%
24	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%
23	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%
22	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%
21	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%
20	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%
19	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%
18	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%
17	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%
16	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%
15	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%
14	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%
13	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%
12	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%
11	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%
10	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%
9	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%
8	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%
7	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
6	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
5	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
4	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
3	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
2	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
1	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
Initial Target Value Date and beyond	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
*
We round the number of years until the initial Target Value Date up to the next whole number. For example, when you are seven Rider Years and four months away from your initial Target Value Date, in this table you are eight Rider Years from the initial Target Value Date.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix G

The maximum Contract Value allocation for Investment Option Group A and the minimum required Contract Value allocation for Investment Option Group Y depends on the maximum allowed allocation for Groups A and B/X as follows.

TABLE 3: Maximum Contract Value Allowed in Group A and
Minimum Contract Value Required in Group Y

When the maximum % of Contract Value allowed in Groups A and B/X is…	then the maximum % of Contract Value allowed in Group A is…	and the minimum % of Contract Value required in Group Y is…
95%	30%	5%
90%	30%	10%
85%	25%	15%
80%	25%	20%
75%	20%	25%
70%	20%	30%
65%	15%	35%
60%	15%	40%
55%	10%	45%
50%	10%	50%
45%	5%	55%
40%	5%	60%
35%	5%	65%
30%	5%	70%
25%	5%	75%
20%	5%	80%
15%	5%	85%
10%	5%	90%

If your future allocation instructions allocate 5% or less to the Investment Options in Group A; and 10% or less to the Investment Options in the combined Groups A and B/X; we rebalance according to your future allocation instructions. Otherwise, we determine your Investment Option allocations at the end of the last Business Day before each Quarterly Anniversary as follows. First, we establish the maximum allowed allocation for each Investment Option group. Then, we compute the required allocations for each Investment Option group, which are your future allocation instructions adjusted downward to match the new maximum allowable group allocation if necessary. Lastly, we rebalance your Contract Value according to the new required allocation for each Investment Option.

Determining the Maximum Allowed and Minimum Required Group Allocation
Combined Groups A and B/X. The new maximum allowed allocation for Groups A and B/X on each Quarterly Anniversary is the lesser of the maximum allowed allocation from the prior Quarterly Anniversary, or as set out in Table 2 (which appears earlier in this section).

Groups A and Y. We then use Table 3 and the new maximum allowed allocation for Groups A and B/X to determine the new maximum allowed allocation for Group A and minimum required allocation for Group Y.

Group B/X. The new maximum allowed allocation for Group B/X is the new maximum allowed allocation for Groups A and B/X, less the new required allocation for Group A, computed as described next in this section.

Determining the Required Group Allocation
On the Rider Effective Date, we require your future Purchase Payment allocation instructions to comply with maximum allowed and minimum required group allocations set out in Tables 2 and 3. On each subsequent Quarterly Anniversary, we determine the new required group allocations as follows.

1.	Your current future allocation instructions comply with the new maximum allowed and new minimum required group allocations. No change to your future allocation instructions.

2.
Your current future allocation instructions for Group A comply with the new maximum allowed allocation, but your current future allocation instructions for Group B/X Investment Options are greater than the new maximum allowed allocation. No change to your Group A future allocation instructions, but we decrease the required allocation for Group B/X to equal the new maximum allowed allocation. We then take the excess from Group B/X (your future allocation instructions for Group B/X minus the new maximum allowed allocation) and apply it to Group Y.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix G

3.
Your current future allocation instructions for Group A are greater than the new maximum allowed allocation. We decrease the required allocation for Group A to equal the new maximum allowed allocation. We then take the excess from Group A (your future allocation instructions for Group A minus the new maximum allowed allocation) and reallocate it as follows.

a)
If your future allocation instructions for Group B/X are less than the new maximum allowed allocation for these groups, the new required allocation is equal to your future allocation instructions for Group B/X, plus the excess from Group A, subject to the new maximum allowed allocation for the Group B/X. We then apply any remaining excess allocation from Group A to Group Y.

b)
If your future allocation instructions for Group B/X are greater than or equal to the new maximum allowed allocation for this group, then we decrease the new required allocation for Group B/X to equal the new maximum allowed allocation. We then take any excess allocation from Group B/X (your future allocation instructions for Group B/X minus the new maximum allowable allocation), plus any excess allocation from Group A, and apply it all to Group Y.

The new required allocation for Group Y is equal to 100% minus the new required allocation for Group A, and minus the new required allocation for Group B/X. We then rebalance the Contract Value in your selected Investment Options according to the required allocations for each Investment Option, as discussed next.

Determining the Required Allocation for Each Investment Option
We rebalance your Investment Options’ Contract Value on each Quarterly Anniversary using the formula: a x (b / c)
where:

a	=	The new required group allocation for the current Quarterly Anniversary.
b	=	The required allocation for each Investment Option at the end of the prior Business Day.
c	=	The required group allocation at the end of the prior Business Day.
We round your required allocation to the nearest whole percentage. The current required Investment Option allocations then become your future Purchase Payment allocation instructions. These allocation instructions remain in place until the earlier of the next Quarterly Anniversary, or the Business Day we process any new future Purchase Payment allocation instructions.

• For Bonus Option Contracts, we rebalance the Bonus Value using the same percentages we use to rebalance your Contract Value.
• In any twelve-month period, we cannot reduce the maximum allowed Contract Value allocation in Group A by more than 10%, and in combined Groups A and B/X by more than 15%.
• Unless the maximum allowed allocation for combined Groups A and B/X changes, the maximum allowed allocation for Group A and the minimum required allocation for Group Y do not change.
•  We may move all of your Contract Value out of one or more of your selected Investment Options. However, we send you a transaction confirmation each time we move Contract Value between Investment Options.

• Unless you reset the initial Target Value Date, the maximum allowed in Group A, and in combined Groups A and B/X never increases.
• If you allocate less than the maximum allowed to combined Groups A and B/X, you may be subject to fewer Investment Option reallocations.

WHEN INVESTMENT PROTECTOR ENDS

Investment Protector ends upon the earliest of the following.

•	The Business Day we process your request to remove this benefit from your Contract (the rider termination date).

•
The date of death of any Owner (or Annuitant, if the Contract is owned by a non-individual), unless the surviving spouse elects to continue the Contract. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse elects to receive payout of the death benefit, then this benefit ends at the end of the Business Day we receive a Valid Claim.

•	The Business Day before the Income Date if you take a Full Annuitization.

•	The Business Day we process your request for a full withdrawal.

•	The Business Day the Contract ends.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix G

APPENDIX H – CHARGE LOCK OPTION EXAMPLES

These hypothetical examples show how Income Protector and Income Focus may be affected if you select the Charge Lock Option rider. These examples are intended to help you understand the Charge Lock Option rider and are not intended to display values specific to any Contract.

INCOME PROTECTOR

This hypothetical example assumes you have yet not begun Lifetime Plus Payments, and do not choose to do so on the Charge Lock Date. Your Benefit Base on the Charge Lock Date (which is also your Last Increase Date) is $100,000, and the simple interest on your Annual Increase is 6%. Your current Income Protector rider charge is 1.20%, and we notify you that we intend to increase your rider charge to 1.45%. Assuming your Contract Value is never greater than your Annual Increase, the amount you would pay for the rider charge for one year would be $1,227 based on a 1.20% rider charge and a 6% simple interest increase to the Benefit Base. You are the only Covered Person, your current age is 66, and the current payment percentage for ages 65-79 is 4.5%.

If you accept the rider charge increase, your Annual Increase continues receiving 6% annual simple interest, 1.5% each quarter. Assuming your Contract Value is never greater than your Annual Increase, your Benefit Base on the next rider anniversary will be $106,000 and the available annual maximum Lifetime Plus Payment at that time would be $4,770 (4.5% x $106,000). The amount you pay for the annual rider charge for this next year will increase to $1,483 based on the 6% simple interest increase to your Benefit Base and the increase to the rider charge.

If instead you select the Charge Lock Option rider, we subtract 1% from the current payment percentage, so the new payment percentage for ages 65-79 will be 3.5%. Your Annual Increase will not receive simple interest after the Charge Lock Date. If you were to exercise Income Protector your annual maximum Lifetime Plus Payment will be $3,500 (3.5% x $100,000). This is a loss in payment of $1,270, and these Lifetime Plus Payments can never increase. Finally, the amount you pay for the annual rider charge will be $1,200 (1.20% x $100,000) and your rider charge percentage will never change.

In this example, if you select the Charge Lock Option rider instead of accepting the rider charge increase, your rider charge does not increase ($283 savings). However, your Lifetime Plus Payment decreases by $1,270.

INCOME FOCUS

This hypothetical example assumes you are the sole Covered Person, and you have already begun taking Income Focus Payments. On the Last Performance Increase Date you have one Income Value of $100,000 and its Income Value Percentage after application of the Performance Increase is 5.75%, so your annual maximum Income Focus Payment is $5,750 (5.75% x $100,000). Your current Income Focus rider charge is 1.30%, and we notify you that we intend to increase your rider charge to 1.55%. The amount you are currently paying for the annual rider charge before the increase is $1,300 (1.30% x $100,000).

If you accept the rider charge increase, your Income Value Percentage continues to be eligible for future Performance Increases and, assuming you take no Excess Withdrawals, you continue to be eligible to receive an annual maximum Income Focus Payment of at least $5,750 (5.75% x $100,000) for the rest of your life. The amount you pay for the annual rider charge will increase to $1,550 (1.55% x $100,000).

If instead you select the Charge Lock Option rider, we reduce your Income Value Percentage to 4.75%, which reduces your annual maximum Income Focus to $4,750 (4.75% x $100,000). This is a loss in payment of $1,000, and these Income Focus Payments can never increase. The amount you pay for the annual rider charge remains $1,300 and your rider charge percentage will never change.

In this example, if you select the Charge Lock Option rider instead of accepting the rider charge increase, your rider charge does not increase ($250 savings). However, your Income Focus Payment decreases by $1,000.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix H

APPENDIX I – MATERIAL CONTRACT VARIATIONS BY STATE AND ISSUE DATE
Your Contract is subject to the law of the state in which it is issued. Some of the features of your Contract may differ from the features of a Contract issued in another state because of state-specific legal requirements. In addition, not all features and benefits are approved in all states. All material state and Issue Date variations in the Contract are disclosed in this appendix. If you would like more information regarding state or Issue Date specific Contract provisions, you should contact your Financial Professional or contact our Service Center at the toll-free telephone number listed at the back of this prospectus.

CLOSED INVESTMENT OPTIONS

The following Investment Options were closed effective October 16, 2017, and are no longer available for selection. Assets in closed Investment Options will remain in those Investment Options until we receive alternate instructions from you, or in the event that we elect to effect a substitution into alternate Investment Options. Closed Investment Options are treated differently in Contracts that include one of the following optional living benefits: Lifetime Plus Benefit, Lifetime Plus II Benefit, Lifetime Plus 10 Benefit, Target Date Retirement Benefit, Target Date 10 Benefit, Investment Protector, or Income Protector versions available on or before October 13, 2017.

•	If your Contract does not include one of these optional living benefits, we no longer allow assets to move into a closed Investment Option either by Purchase Payment or transfer.

• If your Contract includes one of these optional living benefits, closed Investment Options remain in your future Purchase Payment allocation instructions, continue to be subject to the automatic quarterly asset rebalancing transfers associated with your living benefit, and remain in an active AIP or DCA program unless you provide us with alternate instructions. However, you cannot request to transfer into these closed Investment Options and if you change your future Purchase Payment allocation instructions, the closed Investment Options will no longer be available to you.

CLOSED INVESTMENT OPTIONS
BLACKROCK
BlackRock Global Allocation V.I. Fund
DAVIS
Davis VA Financial Portfolio
FIDELITY
Fidelity VIP Funds
Manager® 50% Portfolio
Fidelity VIP Funds
Manager® 60% Portfolio
FRANKLIN TEMPLETON
Franklin Allocation VIP Fund
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund

FRANKLIN TEMPLETON (continued)
Franklin U.S. Government Securities VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund
PIMCO
PIMCO All Asset Portfolio
PIMCO Emerging Markets Bond Portfolio
PIMCO Global Bond Opportunities Portfolio (Unhedged)
PIMCO Global Managed Asset Allocation Portfolio
PIMCO High Yield Portfolio
PIMCO Real Return Portfolio
PIMCO Dynamic Bond Portfolio

MATERIAL STATE CONTRACT VARIATIONS

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
California	Covered Person(s) See section 6	We do not remove a person as a Covered Person following an assignment, ownership change, or Beneficiary change.
	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 6	We cannot restrict assignments or changes of ownership

• If you have Income Protector or Income Focus we do not change the Covered Person(s) following an assignment or ownership change. If you assign the Contract and the Covered Person(s) who was previously an Owner(s) no longer has that position, your selected benefit and any lifetime payments may end even if the Covered Person is still alive.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix H

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
California (continued)	When Income Protector Ends See section 16
An assignment or change of ownership does not change the Covered Person(s). After an assignment or change of ownership, if a Covered Person who was previously an Owner or Annuitant no longer has that position, Income Protector ends on the earlier of the date of death of an individual Owner (or Annuitant if the Owner is a non-individual), or last surviving Covered Person. Upon the death of an individual Owner (or Annuitant if the Owner is a non-individual), if the deceased’s spouse is a sole Beneficiary and continues the Contract, Income Protector ends on the earlier of the date of death of the surviving spouse or last surviving Covered Person. If a surviving spouse instead elects to receive payment of the death benefit, Income Protector ends on the Business Day we receive his or her Valid Claim. This means that Lifetime Plus Payments may end even if a Covered Person is still alive.

When Income Focus Ends See Appendix F
An assignment or change of ownership does not change the Covered Person(s). After an assignment or change of ownership, if a Covered Person who was previously an Owner or Annuitant no longer has that position, Income Focus ends on the earlier of the date of death of an individual Owner (or Annuitant if the Owner is a non-individual), or last surviving Covered Person. Upon the death of an individual Owner (or Annuitant if the Owner is a non-individual), if the deceased’s spouse is a sole Beneficiary and continues the Contract, Income Focus ends on the earlier of the date of death of the surviving spouse or last surviving Covered Person. If a surviving spouse instead elects to receive payment of the death benefit, Income Focus ends on the Business Day we receive his or her Valid Claim. This means that Income Focus Payments may end even if a Covered Person is still alive.

Connecticut	Withdrawal Charges See Fee Tables and section 11
For Bonus Option Contracts issued on or prior to April 29, 2011, the withdrawal charge is 8.5%, 8.5%, 8%, 7%, 6%, 5%, 4%, 3%, 2% and 0% for the time periods referenced in the Fee Tables and section 11.

Purchase Requirements See section 7
For Contracts issued before August 17, 2009 we can only decline a Purchase Payment if it would cause total Purchase Payments to be more than $1 million, or if it would otherwise violate the Purchase Payment restrictions for your Contract (for example, the initial amount restriction for Income Protector).

	Removing a Target Date Benefit Appendix E	If you remove a Target Date Benefit from your Contract you can participate in the flexible rebalancing program and make additional Purchase Payments subject to the restrictions stated in section 7.
Florida	Withdrawal Charges See Fee Tables and section 11
For Base Option, Bonus Option and Short Withdrawal Charge Option Contracts issued on or after January 1, 2011, the total withdrawal charge on a partial or full withdrawal cannot be greater than 10% of the Contract Value withdrawn.

	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 6	We cannot restrict assignments or changes of ownership.

• If you have Income Protector or Income Focus and assign the Contract and all Covered Person(s) no longer have the required position stated in this section, your selected benefit and any lifetime payments end.

Purchase Requirements See section 7
For Contracts issued before August 17, 2009 we can only decline a Purchase Payment if it would cause total Purchase Payments to be more than $1 million, or if it would otherwise violate the Purchase Payment restrictions for your Contract (for example, the initial amount restriction for Income Protector).

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix H

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
Florida (continued)	Variable or Fixed Annuity Payments See section 13	The maximum available AIR is 4%.
	When Annuity Payments Begin See section 13	The earliest acceptable Income Date is one year after the Issue Date.
	Removing a Target Date Benefit Appendix E	If you remove a Target Date Benefit from your Contract you can participate in the flexible rebalancing program and make additional Purchase Payments subject to the restrictions stated in section 7.
When Income Protector Ends See section 16
We cannot restrict assignments or changes of ownership and if you assign or change ownership and the Covered Persons no longer have the required relationship as stated in this section 6, Income Protector ends.

	When Income Focus Ends See Appendix F	We cannot restrict assignments or changes of ownership and if you assign or change ownership and the Covered Persons no longer have the required relationship as stated in section 6, Income Focus ends.
Illinois	Charge Lock Option See section 16 and Appendix H	The Charge Lock Option rider is not available.
Massachusetts	Purchase Requirements See section 7	We do not accept additional Purchase Payments if you have Investment Protector, or if you previously selected Investment Protector and later removed it from your Contract.
	Waiver of Withdrawal Charge Benefit See section 12	The waiver of withdrawal charge benefit is not available.
Mississippi	Withdrawal Charges See Fee Tables and section 11	For Contracts issued on or after October 26, 2009, the withdrawal charge for the time periods referenced in the Fee Tables and section 11 is:
• 8.5%, 7.5%, 6.5%, 5.5%, 5%, 4%, 3% and 0% for the Base Option Contract.
• 8%, 8%, 8%, 8%, 7%, 6%, 5%, 3.5%, 1.5% and 0% for the Bonus Option Contract.
	Purchase Requirements See section 7	We do not accept additional Purchase Payments.
Nevada	Cumulative Withdrawal Benefit Appendix D	Not available.
	Excess Withdrawal Appendix D	An Excess Withdrawal is a withdrawal you take on or after the Benefit Date in addition to your Lifetime Plus Payments.
M&E Charge Fee Tables, section 11 and Appendix D
If you reset the 5% Annual Increase, or receive an automatic annual increase to your Lifetime Plus Payments, we do not change the Lifetime Plus Benefit’s additional M&E charge. The additional M&E charge for the Lifetime Plus Benefit is 0.70% for single Lifetime Plus Payments and 0.85% for joint Lifetime Plus Payments. If you remove a joint Covered Person, we reduce your additional M&E charge for the Lifetime Plus Benefit to 0.70%.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix H

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
Nevada (continued)	Lifetime Benefits Appendix D	• The Cumulative Withdrawal Benefit is not available and you cannot choose to take less than you annual Lifetime Plus Payment.
• You can change your payment frequency even after your Contract Value reduces to zero.
• All references to “annual maximum Lifetime Plus Payment” are replaced with “annual Lifetime Plus Payment” in this section.
• An Excess Withdrawal is a withdrawal you take on or after the Benefit Date in addition to your Lifetime Plus Payments.

• For required annuitizations, if on the Income Date you are receiving Lifetime Plus Payments, we pay you the greater of your Lifetime Plus Payment, or fixed Annuity Payments based on Contract Value under Annuity Option 1 or Annuity Option 3.

New Hampshire	Waiver of Withdrawal Charge Benefit See section 12	The definition of nursing home is an institution operated in accordance with state law.
New Jersey	Joint Owners See section 6	We allow civil union partners to be Joint Owners.
	Covered Person(s) See section 6	• We do not remove a person as a Covered Person following an assignment, ownership change, or Beneficiary change.

• We allow civil union partners to be Joint Owners and/or joint Covered Persons. However, civil union partners are treated differently from persons who are recognized as spouses under the federal tax law and this affects how long lifetime payments continue. Upon the death of one federally recognized spouse, the survivor can continue the Contract and lifetime payments also continue if the survivor is a Covered Person. This type of continuation is not allowed for a surviving civil union partner under the federal tax law. However, if the Contract Value reduces to zero before the one year anniversary of the first civil union partner’s death, lifetime payments can continue as Annuity Payments if the survivor is a Covered Person and the survivor chooses not to take the death benefit. If instead the Contract Value is positive at this time, or if the survivor chooses to take the death benefit, lifetime payments stop.

	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 6	We cannot restrict assignments or changes of ownership.

• If you have Income Protector or Income Focus we do not change the Covered Person(s) following an assignment or ownership change. If you assign the Contract and the Covered Person(s) who was previously an Owner(s) no longer has that position, your selected benefit and any lifetime payments may end even if the Covered Person is still alive.

	Purchase Requirements See section 7	• For Contracts issued before August 17, 2009 we can continue to accept additional Purchase Payments subject to the Purchase Payments restrictions for your Contract.

• The maximum total Purchase Payments that we can accept is $1.5 million for Contracts issued on or prior to April 29, 2011, and $1 million for Contracts issued from May 2, 2011 through April 26, 2013.

• We must decline an additional Purchase Payment if it would cause total Purchase Payments to be more than this amount, or if it would otherwise violate the Purchase Payment restrictions of your Contract (for example, the initial amount restriction for Income Protector).

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix H

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
New Jersey (continued)	When Income Protector Ends See section 16
•  If a surviving civil union partner is the sole Beneficiary and takes the additional death benefit payment option described in the Contract, Income Protector ends on the Business Day before the Income Date.

• An assignment or change of ownership does not change the Covered Person(s). After an assignment or change of ownership, if a Covered Person who was previously an Owner or Annuitant no longer has that position, Income Protector ends on the earlier of the date of death of an individual Owner (or Annuitant if the Owner is a non-individual), or last surviving Covered Person. Upon the death of an individual Owner (or Annuitant if the Owner is a non-individual), if the deceased’s spouse is a sole Beneficiary and continues the Contract, Income Protector ends on the earlier of the date of death of the surviving spouse or last surviving Covered Person. If a surviving spouse instead elects to receive payment of the death benefit, Income Protector ends on the Business Day we receive his or her Valid Claim. For Covered Persons who are civil union partners, Income Protector and Lifetime Plus Payments may end even earlier because Contract continuation is not allowed for a surviving civil union partner. This means that Lifetime Plus Payments may end even if a Covered Person is still alive.

Lifetime Benefits – Covered Persons See Appendix D
For Contracts issued to civil union partners: We allow civil union partners to be Joint Owners and/or joint Covered Persons. However, civil union partners are treated differently from persons who are recognized as spouses under the federal tax law and this affects how long Lifetime Plus Payments continue. Upon the death of one federally recognized spouse, the survivor can continue the Contract and lifetime payments also continue if the survivor is a Covered Person. This type of continuation is generally not allowed for a surviving civil union partner under the federal tax law with the following exception. If the Contract Value reduces to zero before the one year anniversary of the first civil union partner’s death, Lifetime Plus Payments can continue if the survivor is a Covered Person and the survivor chooses not to take the death benefit. If instead the Contract Value is positive at this time, or if the survivor chooses to take the death benefit, Lifetime Plus Payments end.

	Removing a Target Date Benefit See Appendix E	If you remove a Target Date Benefit from your Contract you can participate in the flexible rebalancing program and make additional Purchase Payments subject to the restrictions stated in section 7.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix H

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
New Jersey (continued)	When Income Focus Ends See Appendix F
•  If a surviving civil union partner is the sole Beneficiary and takes the additional death benefit payment option described in the Contract, Income Focus ends on the Business Day before the Income Date.

• An assignment or change of ownership does not change the Covered Person(s). After an assignment or change of ownership, if a Covered Person who was previously an Owner or Annuitant no longer has that position, Income Focus ends on the earlier of the date of death of an individual Owner (or Annuitant if the Owner is a non-individual), or last surviving Covered Person. Upon the death of an individual Owner (or Annuitant if the Owner is a non-individual), if the deceased’s spouse is a sole Beneficiary and continues the Contract, Income Focus ends on the earlier of the date of death of the surviving spouse or last surviving Covered Person. If a surviving spouse instead elects to receive payment of the death benefit, Income Focus ends on the Business Day we receive his or her Valid Claim. For Covered Persons who are civil union partners, Income Focus and Income Focus Payments may end even earlier because Contract continuation is not allowed for a surviving civil union partner. This means that Income Focus Payments may end even if a Covered Person is still alive.

When Investment Protector Ends See Appendix G
The termination provision regarding death is revised to allow the benefit to continue upon the death of an Owner (or Annuitant if the Contract is owned by a non-individual) if a surviving civil union partner elects to continue the Contract. However, the type of Contract continuation that is available to a surviving civil union partner is different than the type of continuation available to a surviving federally recognized spouse. Federal tax law requires that distribution of the death benefit must begin within one year of the date of the Owner's death (or Annuitant's death if the Contract is owned by a non-individual) and the benefit ends at the end of the Business Day we receive a Valid Claim.

Ohio	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 6	We cannot restrict assignments or changes of ownership.

• If you have Income Protector or Income Focus and assign the Contract and all Covered Person(s) no longer have the required position stated in this section, your selected benefit and any lifetime payments end.

When Income Protector Ends See section 16
We cannot restrict assignments or changes of ownership and if you assign or change ownership and the Covered Persons no longer have the required relationship as stated in section 6, Income Protector ends.

	When Income Focus Ends See Appendix F	We cannot restrict assignments or changes of ownership and if you assign or change ownership and the Covered Persons no longer have the required relationship as stated in section 6, Income Focus ends.
Oregon	Versions of the Contract and Optional Benefits Described in this Prospectus See inside front cover and section 16	• Income Protector (05.11) was available from May 2, 2011 through February 21, 2012.
• Income Protector (01.12) was available from February 22, 2013 through April 27, 2012.
	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 6	We cannot restrict assignments or changes of ownership.

• If you have Income Protector or Income Focus and assign the Contract and all Covered Person(s) no longer have the required position stated in this section, your selected benefit and any lifetime payments end.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix H

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
Oregon (continued)	Variable or Fixed Annuity Payments See section 13	The maximum available AIR is 5%.
When Income Protector Ends See section 16
We cannot restrict assignments or changes of ownership and if you assign or change ownership and the Covered Persons no longer have the required relationship as stated in section 6, Income Protector ends.

	When Income Focus Ends See Appendix F	We cannot restrict assignments or changes of ownership and if you assign or change ownership and the Covered Persons no longer have the required relationship as stated in section 6, Income Focus ends.
Pennsylvania	Waiver of Withdrawal Charge Benefit See section 12
The waiver is not available if on the Issue Date, an Owner was confined to a nursing home or was already diagnosed with a terminal illness. Also, the nursing home confinement requirement is a total of 90 days within a six month period. These 90 days do not need to be consecutive.

Charge Lock Option See section 16 and Appendix H
If you change your mind about having the Charge Lock Option rider, you can return the rider within ten days after receiving it and we treat it as if it had never been issued. If you return the Charge Lock Option rider this means we will increase your rider charge, but we will not reduce your guaranteed values or payments.

Texas	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 6	We cannot restrict assignments or changes of ownership.

• If you have Income Protector or Income Focus and assign the Contract and all Covered Person(s) no longer have the required position stated in this section, your selected benefit and any lifetime payments end.

When Income Protector Ends See section 16
We cannot restrict assignments or changes of ownership and if you assign or change ownership and the Covered Persons no longer have the required relationship as stated in section 6, Income Protector ends.

	When Income Focus Ends See Appendix F	We cannot restrict assignments or changes of ownership and if you assign or change ownership and the Covered Persons no longer have the required relationship as stated in section 6, Income Focus ends.
Washington	Withdrawal Charge See section 11
Penalty-free withdrawals reduce the Withdrawal Charge Basis for Base Option, Bonus Option and Short Withdrawal Charge Option Contracts. The Withdrawal Charge Basis is equal to total Purchase Payments less any withdrawals (including any withdrawal charges).

	Free Withdrawal Privilege See section 12	The free withdrawal privilege is available upon a full withdrawal.
Wisconsin	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 6	We cannot restrict assignments or changes of ownership.

• If you have Income Protector or Income Focus and assign the Contract and all Covered Person(s) no longer have the required position stated in this section, your selected benefit and any lifetime payments end.

When Income Protector Ends See section 16
We cannot restrict assignments or changes of ownership and if you assign or change ownership and the Covered Persons no longer have the required relationship as stated in section 6, Income Protector ends.

	When Income Focus Ends See Appendix F	We cannot restrict assignments or changes of ownership and if you assign or change ownership and the Covered Persons no longer have the required relationship as stated in section 6, Income Focus ends.

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix H

FOR SERVICE OR MORE INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Contract, Allianz Life, and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. You may request a free copy of the SAI by contacting our Service Center.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

OUR SERVICE CENTER

If you need customer service (for Contract changes, information on Contract Values, requesting a withdrawal or transfer, changing your allocation instructions, etc.), please contact our Service Center at (800) 624-0197.

To send a check for an additional Purchase Payment, or for general customer service, please mail to the appropriate address as follows:

Send an additional Purchase Payment with a check:	For general customer service without a check:
REGULAR MAIL	REGULAR MAIL
Allianz Life Insurance Company of North America NW5989 P.O. Box 1450 Minneapolis, MN 55485-5989	Allianz Life Insurance Company of North America P.O. Box 561 Minneapolis, MN 55440-0561
OVERNIGHT, CERTIFIED, OR REGISTERED MAIL	OVERNIGHT, CERTIFIED, OR REGISTERED MAIL
Allianz Life Insurance Company of North America NW5989 1801 Parkview Drive Shoreview, MN 55126	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Golden Valley, MN 55416-1297

Checks sent to the wrong address for an additional Purchase Payments are forwarded to the 1801 Parkview Drive address listed above which may delay processing.

For general customer service by email, please use this address: Contact.Us@allianzlife.com. To send information by email, please use this address: variableannuity@send.allianzlife.com. To send information over the web, please upload to your account on our website at: www.allianzlife.com. If you have questions about whether you can submit certain information by email or over the web, please contact our Service Center.

EDGAR Contract Id. Nos.: C000098186, C000044001

Allianz VisionSM Variable Annuity Prospectus – [MMDD], 2022
Appendix H

PART B – SAI

STATEMENT OF ADDITIONAL INFORMATION

ALLIANZ VISIONSM VARIABLE ANNUITY CONTRACT ISSUED ON OR PRIOR TO APRIL 26, 2013
(BASE OPTION, BONUS OPTION, SHORT WITHDRAWAL CHARGE OPTION, AND NO WITHDRAWAL CHARGE OPTION)

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACT

Issued by

ALLIANZ LIFE® VARIABLE ACCOUNT B (the Separate Account) and

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA (Allianz Life, we, us, our)

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Contract’s prospectus, dated [MMDD], 2022. Definitions of capitalized terms can be found in the glossary of the prospectus.

The prospectus contains important information about the Contract and Allianz Life that you ought to know before investing. For a copy of the Contract’s prospectus, visit [           ], or call us at [   ], or write us at: [    ]

Allianz Life Insurance Company of North America
P. O. Box 561
Minneapolis, MN 55440-0561
(800) 624-0197

Dated: [MMDD], 2022
VIS(VS10)SAI-[MM]22

TABLE OF CONTENTS

Allianz Life	3
Non-Principal Risks of Investing in the Contract	3
Experts	3
Legal Opinions	3
Distributor	3
Administrative Service Fees	4
Federal Tax Status	4
Annuity Contracts in General	4
Taxation of Annuities in General	4
Qualified Contracts	5
Distributions – Qualified Contracts	6
Distributions – Non-Qualified Contracts	7
Required Distributions	8
Diversification	8
Owner Control	8
Contracts Owned by Non-Individuals	8
Annuity Purchases by Nonresident Aliens and Foreign Corporations	8
Income Tax Withholding	8
Multiple Contracts	9
Partial 1035 Exchanges	9
Assignments, Pledges and Gratuitous Transfers	9
Death Benefits	9
Spousal Continuation and the Federal Defense of Marriage Act (DOMA)	9
Federal Estate Taxes	10
Generation-Skipping Transfer Tax	10
Foreign Tax Credits	10
Possible Tax Law Changes	10
Annuity Payments	10
Annuity Payment Options	10
Annuity Units/Calculating Variable Annuity Payments	12
Financial Statements	12
Appendix A – Death of the Owner and/or Annuitant	13

2
Allianz VisionSM Statement of Additional Information – [MMDD}, 2022

ALLIANZ LIFE

Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota on April 17, 1896. Allianz Life is a subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a subsidiary of Allianz SE, a provider of integrated financial services. Allianz SE is headquartered in Munich, Germany, and has sales outlets throughout the world. We offer fixed and registered index-linked annuities and individual life insurance.

Allianz Life does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life in effect acts as self custodian for the non-certificated shares we own through the Separate Account.

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

All non-principal risks of investing in the Contract are disclosed in the prospectus.

EXPERTS

The financial statements of the subaccounts of Allianz Life Variable Account B of Allianz Life Insurance Company of North America, and the statutory financial statements of Allianz Life Insurance Company of North America, that are incorporated by reference into this Statement of Additional Information as specified under “Financial Statements” below have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

LEGAL OPINIONS

Erik T. Nelson, Associate General Counsel of Allianz Life, has provided legal advice on certain matters in connection with the issuance of the Contracts.

DISTRIBUTOR

The Contracts, which are offered continuously, are distributed by Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America. ALFS is a limited liability company organized in Minnesota, and is located at 5701 Golden Hills Drive, Minneapolis, MN 55416.

ALFS sells annuity contracts issued by Allianz Life primarily through “wholesaling,” in which ALFS sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, ALFS has agreements with approximately 705 retail broker/dealers to sell its contracts.

We pay commissions for the sale of our products. ALFS passes through most of the commissions it receives to the selling firms. ALFS received commissions for contracts issued under Allianz Life Variable Account B in the following amounts during the last three calendar years:

Calendar Year	Aggregate Amount of Commissions Paid to ALFS	Aggregate Amount of Commissions Retained by ALFS After Payments to Selling Firms
2019	$284,788,589.36	$0
2020	$319,676,842.37	$0
2021	$[ ]	$0

As described in the prospectus, ALFS may pay marketing support payments to certain third-party firms for marketing our contracts. Currently, ALFS makes marketing support payments to approximately [58] broker-dealer firms and one insurance agency. These payments vary in amount. In 2021, the five firms receiving the largest payments, ranging from $[   ] to $[   ], are listed below.

Firm Name
[LPL Financial
Wells Fargo Advisors LLC – Wealth (ISG)
Royal Alliance
Wells Fargo Advisors LLC (PCG)
Woodbury Financial Services, Inc.]
3
Allianz VisionSM Statement of Additional Information – [MMDD}, 2022

ADMINISTRATIVE SERVICE FEES

Allianz Life contracts with Tata Consultancy Services (Tata) to perform certain administrative services as described in prospectus section 19, Other Information – Administration/Allianz Service Center. Allianz Life paid Tata the following amounts for these services during the last three calendar years:

Calendar Year	Total Paid to Tata
2019	$1,548,030
2020	$1,737,100
2021	$[ ]

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized the importance of saving for retirement and provided special rules in the Internal Revenue Code (Code) for annuities.

These rules generally provide that you will not be taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).

If you did not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract.

TAXATION OF ANNUITIES IN GENERAL

Section 72 of the Internal Revenue Code of 1986, as amended (the Code) governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of withdrawals or as Annuity Payments. For a full withdrawal (total redemption), a partial withdrawal, or a death benefit, the recipient is taxed on the portion of the payment that exceeds your investment in the Contract (often referred to as cost basis). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there is generally no cost basis. The taxable portion of the withdrawal or annuity payment is taxed at ordinary income tax rates. For Non-Qualified Contracts, the taxable portion of a partial withdrawal is the portion of the payment considered to be gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any withdrawal charges, and the Contract’s cost basis). For a full withdrawal, the amount received that exceeds the Contract’s cost basis is taxable. Withdrawals, whether partial or full, and annuity payments may also be subject to an additional federal tax equal to 10% of the taxable amount.

For variable Annuity Payments from Non-Qualified Contracts, the portion of each payment included in income equals the excess of the payment over the exclusion amount. The exclusion amount for variable Annuity Payments is determined by dividing the investment in the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid (which is determined by Treasury Regulations). For fixed Annuity Payments from Non-Qualified Contracts, the portion of each payment included in income is determined by an exclusion ratio. We determine the exclusion ratio for fixed Annuity Payments by dividing the investment in the Contract (adjusted for any guaranteed period or refund guarantee) by the expected return anticipated to be paid as fixed Annuity Payments (which is determined by Treasury Regulations). We determine the amount of each fixed Annuity Payment that is excluded from income by multiplying the fixed Annuity Payment by the exclusion ratio. Fixed Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the exclusion amounts equal the investment in the Contract) are fully taxable. The taxable portion of an Annuity Payment is taxed at ordinary income tax rates. Generally, Annuity Payments from Qualified Contracts are fully taxable. Annuity Payments that are qualified distributions from Roth IRAs are income tax free. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.
4
Allianz VisionSM Statement of Additional Information – [MMDD}, 2022

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us, and its operations form a part of Allianz Life.

QUALIFIED CONTRACTS

If you purchased the Contract as an IRA, Roth IRA or to fund a qualified retirement plan, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules under the Code. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.

A Qualified Contract funded by an annuity does not provide any additional tax deferral. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for an IRA or qualified retirement plan.

Types of Qualified Contracts

We previously offered the following types of Qualified Contracts.

•
IRA. Section 408 of the Code permits eligible individuals to maintain IRAs. IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions may be tax deductible based on the Owner’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified retirement plans that are “rolled over” on a tax-deferred basis into an IRA.

•
Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions are also limited or prohibited if the Owner’s income is above certain limits. Contributions must be made in cash or as a rollover or transfer from another Roth IRA.

Conversions to a Roth IRA from an IRA or other eligible qualified retirement plan are permitted regardless of an individual’s income. A conversion to a Roth IRA results in a taxable event, but not a 10% additional federal tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).
Distributions from a Roth IRA generally are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59 1∕2, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).
Distribution before satisfying the five year period or triggering event requirement may subject the distribution to ordinary income tax and the 10% additional federal tax for early withdrawal. Please be aware that each Roth IRA conversion has its own five year holding period requirement.

•
Simplified Employee Pension (SEP) IRA. Employers may establish Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.

Qualified Retirement Plans: Pension and Profit-Sharing Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may have permitted the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees are not included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. However, the Code places limitations and restrictions on all plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. Participant loans are not allowed under the Contracts purchased in connection with these plans.

If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting is the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan is responsible for any reporting required for the rollover transactions out of the plan. We are responsible for any reporting required for the Contract as an IRA.

Taxation of participants in each Qualified Contract varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a
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Contract, unless we specifically consent to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

Generally, Contracts issued pursuant to qualified plans are not transferable except upon withdrawal or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to withdrawals from Qualified Contracts.

DISTRIBUTIONS – QUALIFIED CONTRACTS

Distributions from Qualified Contracts are subject to ordinary income tax. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.

Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to an additional federal tax. The amount of the additional federal tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the additional federal tax. There is an exception to this 10% additional federal tax for:

1)	distributions made on or after the date you (or the Annuitant as applicable) reach age 59 1∕2;

2)	distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);

3)	distributions paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;

4)	distributions made to you after separation from service after reaching age 55 (does not apply to IRAs);

5)	distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;

6)	distributions made on account of an IRS levy upon the Qualified Contract;

7)
distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);

8)	distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;

9)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);

10)	distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA);

11)
distributions made to a reservist called to active duty after September 11, 2001, for a period in excess of 179 days (or for an indefinite period), from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period; and

12)	distributions made during the payment period starting on the birth of a child or the finalization of an adoption (up to $5,000).

With respect to 12) above, a qualified birth or adoption distribution may be repaid in one or more contributions into an IRA or qualified retirement plan (if you are eligible to make a contribution to the qualified retirement plan). The repayment contribution will be treated as a rollover into the IRA or qualified retirement plan.

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59 1∕2 or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. You should obtain competent tax advice before you take any partial withdrawals from your Contract. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.

For 2020 only, the Coronavirus Aid, Relief, and Economic Security (CARES) Act, permitted corona-virus related distributions from Qualified Contracts and IRAs up to an aggregate amount of $100,000. This type of distribution was an exception to the 10% federal additional tax. To qualify for the distribution, generally you, your spouse, or dependent had to have been diagnosed with the virus, or you had to have been affected economically in certain ways because of the virus. The tax associated with the distributions may be paid ratably over three years, beginning with the 2020 tax year. The CARES Act
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also allows you to recontribute the amount you withdrew to an eligible retirement plan (to which you can make a rollover contribution) in one or more payments within three years.

Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner’s lifetime. For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 72 (or age 70   1∕2 if you reached this age prior to January 1, 2020). Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 72 (or age 70  1∕2 if you reached this age prior to January 1, 2020) or retire.

Generally, RMDs must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the RMDs are not made, a 50% additional federal tax is imposed as to the amount not distributed. It is unclear whether a partial withdrawal taken after an Income Date will have an adverse impact on the determination of RMDs. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you are receiving Annuity Payments or are age 72 or older (or age 70  1∕2 if you reached this age prior to January 1, 2020), you should consult with a tax adviser before taking a partial withdrawal.

DISTRIBUTIONS – NON-QUALIFIED CONTRACTS

You, as an individual Owner, generally will not be taxed on increases in the value of the Contract until an actual or deemed distribution occurs – either as a withdrawal or as Annuity Payments.

Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received will generally be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Lifetime Plus Payments and Income Focus Payments are treated as partial withdrawals. While the Benefit Base is greater than the Contract Value, if you begin receiving Lifetime Plus Payments or Income Focus Payments, it is possible that the IRS could assert that the amount you receive will be taxable as ordinary income up to an amount equal to the excess of the Benefit Base immediately before the withdrawal over your investment in the Contract at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds your investment in the Contract.

Upon Full Annuitization, different rules apply. Periodic installments (for example, Annuity Payments) scheduled to be received at regular intervals (for example, monthly) after a Full Annuitization should be treated as annuity payments (and not withdrawals) for tax purposes. Upon Full Annuitization, a portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid your total Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.

Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to an additional federal tax. The amount of the additional federal tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the additional federal tax. There is an exception to this 10% additional federal tax for amounts:

1)	paid on or after you reach age 59 1∕2;

2)	paid after you die;

3)	paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);

4)	paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;

5)	paid as annuity payments under an immediate annuity; or

6)	that come from Purchase Payments made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1∕2 or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.
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REQUIRED DISTRIBUTIONS

Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions regarding distributions when an Owner dies. Specifically, Section 72(s) requires that: (a) if an Annuitant dies on or after a Full Annuitization, but before distribution of the entire Contract’s interest, the entire Contract’s interest must be distributed at least as rapidly as under the distribution method being used as of the Annuitant’s date of death; and (b) if any Owner (or the Annuitant if the Owner is a non-individual) dies before a Full Annuitization, the Contract’s entire interest must be distributed within five years after the Owner’s date of death. These requirements are satisfied as to any part of an Owner’s interest that is payable to, or for the benefit of, a designated Beneficiary and distributed over the designated Beneficiary’s life, or over a period not extending beyond that Beneficiary’s life expectancy, provided that distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the deceased Owner’s surviving spouse, the surviving spouse can continue the Contract as the new Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.

Other rules may apply to Qualified Contracts, such as all distributions must be made to Beneficiaries by the end of the tenth year after the Owner's death, except for distributions made to certain eligible designated Beneficiaries. The available options for certain Beneficiaries of Qualified Contracts have changed due to the enactment of the SECURE Act at the end of 2019.

DIVERSIFICATION

Code Section 817(h) and accompanying Treasury Department Regulations imposes diversification standards on the assets underlying variable annuity contracts. The Code provides that a variable annuity contract cannot be treated as an annuity contract for any period during which its investments are not adequately diversified as required by the United States Treasury Department. If the Contract no longer qualifies as an annuity contract, you would be subject to federal income tax each year with respect to Contract earnings accrued. We intend that all Investment Options be managed by the investment advisers so that they comply with these diversification standards.

OWNER CONTROL

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which an Owner’s control of the Separate Account’s investments may cause the Owner to be treated as the owner of the Separate Account’s assets, which would cause the Contract to lose its favorable tax treatment. In certain circumstances, variable annuity contract owners have been considered for federal income tax purposes to be the owners of the separate account’s assets, due to their ability to exercise investment control over those assets. In this case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area and some of our Contract’s features, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among the Investment Options have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets.

CONTRACTS OWNED BY NON-INDIVIDUALS

When a Non-Qualified Contract is owned by a non-individual (other than a trust holding the Contract as an agent for an individual), the Contract is not generally treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The preceding discussion provides general information regarding federal income tax consequences to Owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents are generally subject to 30% federal withholding tax on distributions, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owners’ country of citizenship or residence.

INCOME TAX WITHHOLDING

Any part of a distribution that is included in the Owner’s gross income is subject to federal income tax withholding. Generally, we withhold amounts from periodic payments at the same rate as wages, and we withhold 10% from non-periodic payments. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.
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Certain distributions from retirement plans qualified under Code Section 401, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% federal income tax withholding. The 20% withholding requirement generally does not apply to:

•
a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or

•	required minimum distributions; or

•	any part of a distribution not included in gross income (for example, returns of after-tax contributions); or

•	hardship withdrawals.

Participants should consult a tax adviser regarding withholding requirements.

MULTIPLE CONTRACTS

Code Section 72(e)(12) provides that multiple Non-Qualified deferred annuity contracts issued within the same calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining a distribution’s tax consequences. This treatment may result in adverse tax consequences, including more rapid taxation of distributions from combined contracts. For purposes of this rule, contracts received in a Section 1035 exchange are considered issued in the year of the exchange.

PARTIAL 1035 EXCHANGES

Code Section 1035 provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. IRS guidance however, confirmed that the direct transfer of a part of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this direct transfer can go into an existing annuity contract as well as a new annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 180 days of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before partial exchanging an annuity contract.

ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS

Any assignment or pledge (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. The Contract will not qualify for tax deferral while the assignment or pledge is effective. Qualified Contracts generally cannot be assigned or pledged. For Non-Qualified Contracts, the Contract’s cost basis is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than their spouse (or to a former spouse incidental to divorce), the Owner is taxed on the difference between his or her Contract Value and the Contract’s cost basis at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee’s investment in the Contract is increased to reflect the increase in the transferor’s income.

The transfer or assignment of Contract ownership, the designation of an Annuitant, the selection of certain Income Dates, or a Contract exchange may result in other tax consequences that are not discussed here. An Owner should consult a tax adviser before requesting a transfer, assignment, or exchange.

DEATH BENEFITS

Generally, any death benefit is taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments.

SPOUSAL CONTINUATION AND THE FEDERAL DEFENSE OF MARRIAGE ACT (DOMA)

Before June 26, 2013, pursuant to Section 3 of DOMA, same-sex marriages were not recognized for purposes of federal law. On that date, the U.S. Supreme Court held in United States v. Windsor that Section 3 of DOMA is unconstitutional. Valid same-sex marriages are now recognized under federal law for tax purposes.

The IRS has clarified its position regarding when a same-sex marriage will be recognized for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same-sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Depending on the state in which your Contract is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or
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spouses. You should be aware, however, that, if state law does not recognize the civil union or registered domestic partnership as a marriage, we cannot permit the surviving partner/spouse to continue the Contract within the meaning of the federal tax law.

Same-sex civil union couples, domestic partners and spouses should contact their financial professional and a qualified tax adviser regarding their personal tax situation, the implications of any Contract benefits based on a spousal relationship, and their partner’s/spouse’s rights and benefits under the Contract.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the Contract’s federal estate tax implications, an Owner should keep in mind the annuity contract’s value payable to a Beneficiary upon the Owner’s death is included in the deceased Owner’s gross estate. Depending on the annuity contract, the annuity’s value included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary, or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

The Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations may require us to deduct this tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the Contract’s tax treatment could change. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

ANNUITY PAYMENTS

We base Annuity Payments on the Contract Value. We guarantee the dollar amount of fixed Annuity Payments (equal installments) and this amount does not change except as provided under Annuity Option 3. The Contract Value you apply to fixed Annuity Payments is placed in our general account and does not participate in the Investment Options’ performance. Fixed Annuity Payments are based on an interest rate and mortality table specified in your Contract. These rates are guaranteed and we cannot use lower rates.

Variable Annuity Payments are not predetermined and the dollar amount varies with your selected Investment Options’ performance. We use annuity units to determine your variable Annuity Payment amount.
Annuity Payments end upon the earliest of the following.

•	Under Annuity Options 1 and 3, the death of the last surviving Annuitant.

•
Under Annuity Options 2 and 4, the death of the last surviving Annuitant and the end of the guaranteed period. If we make a lump sum payment of the remaining guaranteed Annuity Payments at the death of the last surviving Annuitant, this portion of the Contract ends upon payment of the lump sum.

•	Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.

•	When the Contract ends.

ANNUITY PAYMENT OPTIONS

The Annuity Payment Options are briefly described in prospectus section 13 – The Annuity Phase, and we included additional information that you may find helpful here.

Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Income Date, the Payee may receive less than your investment in the Contract.
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Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant. If you take one single Full Annuitization and the Annuitant dies before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). Alternatively, the Owner may elect to receive a lump sum payment. Under a Partial Annuitization, if the Annuitant dies before the end of the selected guaranteed period, we make a lump sum payment to the Beneficiary. The lump sum payment is equal to the present value of the remaining guaranteed Annuity Payments as of the date we receive proof of the Annuitant’s death and a payment election form at our Service Center. For variable Annuity Payments, in most states, we base the remaining guaranteed payments on the current value of the annuity units and we use the assumed investment rate to calculate the present value. For fixed Annuity Payments, in most states, we calculate the present value of the remaining guaranteed payments using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Income Date. However, some states require us to use different interest rates for variable and fixed Annuity Payments for the present value calculation. We require proof of the Annuitant’s death and return of the Contract before we make any lump sum payment on a Full Annuitization. There are no additional costs associated with a lump sum payment. If the Annuitant dies after the selected guaranteed period ends, the last payment is the one that is due before the Annuitant’s death.

Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% selected by the Owner when he or she chose this Annuity Payment option. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Income Date, the Payee may receive less than your investment in the Contract. This Annuity Option is not available under a Partial Annuitization.

Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). Alternatively, the Owner may elect to receive a lump sum payment equal to the present value of the remaining guaranteed Annuity Payments as of the date we receive proof of the last surviving joint Annuitant’s death and a payment election form at our Service Center. For variable Annuity Payments, in most states, we base the remaining guaranteed payments on the current value of the annuity units and we use the assumed investment rate to calculate the present value. For fixed Annuity payments, in most states, we calculate the present value of the remaining guaranteed payments using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Income Date. However, some states require us to use different interest rates for variable and fixed Annuity Payments for the present value calculation. We require proof of death of both joint Annuitants and return of the Contract before we make any lump sum payment. There are no additional costs associated with a lump sum payment. If the last surviving joint Annuitant dies after the selected guaranteed period ends, the last payment is the one that is due before the Annuitant’s death. This Annuity Option is not available under a Partial Annuitization.

Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund equals the amount applied to this Annuity Option minus the total paid under this option.

For variable Annuity Payments, the amount of the refund depends on the current Investment Option allocation and is the sum of refund amounts attributable to each Investment Option. We calculate the refund amount for a given Investment Option using the following formula.

(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]}

where:

(A)	=	annuity unit value of the subaccount for that given Investment Option when due proof of the Annuitant’s death is received at our Service Center.
(B)	=	The amount applied to variable Annuity Payments on the Income Date.
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(C)	=	Allocation percentage in a given subaccount (in decimal form) when due proof of the Annuitant’s death is received at our Service Center.
(D)	=	The number of annuity units used in determining each variable Annuity Payment attributable to that given subaccount when due proof of the Annuitant’s death is received at our Service Center.
(E)	=	Dollar value of first variable Annuity Payment.
(F)	=	Number of variable Annuity Payments made since the Income Date.

We base this calculation upon the allocation of annuity units actually in force at the time due proof of the Annuitant’s death is received at our Service Center. We do not pay a refund if the total refund determined using the above calculation is less than or equal to zero.

EXAMPLE

•	The Contract has one Owner who is a 65-year-old male. He selects variable Annuity Payments under Annuity Option 5 based on a Contract Value of $100,000 (item “B”).

•	The Owner who is also the Annuitant allocates all the Contract Value to one Investment Option, so the allocation percentage in this subaccount is 100% (item “C”).

•
The purchase rate for the selected assumed investment rate is $6.15 per month per thousand dollars of Contract Value annuitized. Therefore, the first variable Annuity Payment is: $6.15 x ($100,000 / $1,000) = $615 (item “E”).

•	Assume the annuity unit value on the Income Date is $12, then the number of annuity units used in determining each Annuity Payment is: $615 / $12 = 51.25 (item “D”).

•
The Owner who is also the Annuitant dies after receiving 62 Annuity Payments (item “F”) and the annuity unit value for the subaccount on the date the Service Center receives due proof of death is $10 (item “A”).

We calculate the refund as follows:

(A) x {[(B) x (C) x (D)/(E)] – [(D) x (F)]} = 10 x {[100,000 x 1.00 x (51.25 / 615)] – [51.25 x 62]} =

10 x {[100,000 x 0.083333] – 3,177.50} = 10 x {8,333.33 – 3,177.50} = 10 x 5,155.83 = $51,558.30

ANNUITY UNITS/CALCULATING VARIABLE ANNUITY PAYMENTS

The first variable Annuity Payment is equal to the Contract Value you apply to variable Annuity Payments on the Income Date, divided first by $1,000 and then multiplied by the appropriate variable annuity payout factor for each $1,000 of value for your selected Annuity Option.

We then purchase a fixed number of annuity units on the Income Date for each subaccount of the Investment Options you select. We do this by dividing the amount of the first Annuity Payment among your selected Investment Options’ subaccounts according to your future Purchase Payment allocation instructions. We then divide the Annuity Payment amount in each subaccount by the subaccount’s annuity unit value.

We determine the annuity unit value on each Business Day as follows:

•	we multiply the annuity unit value for the immediately preceding Business Day by the net investment factor for the current Business Day; and

•	divide by the assumed net investment factor for the current Business Day.

The assumed net investment factor for the current Business Day is one plus the annual assumed investment rate (AIR) adjusted to reflect the number of calendar days that lapsed since the immediately preceding Business Day. We allow an AIR of 3%, 5% or 7% based on your selection and applicable state law.

Thereafter, the number of subaccount annuity units remains unchanged unless you make a transfer. However, the number of annuity units changes if Annuity Option 3 is in effect, one Annuitant dies, and you requested Annuity Payments at 75% or 50% of the previous payment amount. All calculations appropriately reflect your selected payment frequency.

The Annuity Payment on each subsequent payment date is equal to the sum of the Annuity Payments for each subaccount. We determine the Annuity Payment for each subaccount by multiplying the subaccount’s number of annuity units by the annuity unit value on the payment date.

FINANCIAL STATEMENTS

The audited financial statements of Allianz Life Variable Account B as of and for the years or periods ended December 31, 2021 and 2020, and the audited statutory financial statements of Allianz Life Insurance Company of North America as of December 31, 2021 and for the years ended December 31, 2021, 2020, and 2019, are incorporated herein by reference to the N-VPFS filed by Allianz Life Variable Account B with the SEC, File No. 811-05618, on [      ], 2022. The statutory
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Allianz VisionSM Statement of Additional Information – [MMDD}, 2022

financial statements of Allianz Life Insurance Company of North America should be considered only as bearing upon the ability of Allianz Life to meet its obligations under the Contracts.
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Allianz VisionSM Statement of Additional Information – [MMDD}, 2022

APPENDIX A – DEATH OF THE OWNER AND/OR ANNUITANT
The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.

UPON THE DEATH OF A SOLE OWNER

Action under any portion of the Contract that is in the
Accumulation Phase
• We pay a death benefit to the Beneficiary unless the
Beneficiary is the surviving spouse and continues the Contract. If you selected Investment Protector or a Target Date Benefit, this benefit ends unless the Contract is continued by a surviving spouse. If you selected Income Protector, Income Focus, or a Lifetime Benefit, this benefit and any guaranteed lifetime payments end unless the Contract is continued by a surviving spouse who is also both a Beneficiary and Covered Person. For a description of the death benefit and payout options, see prospectus section 15, Death Benefit - Death Benefit Payment Options During the Accumulation Phase.
•  The death benefit is the greater of the Contract Value or the guaranteed death benefit value. The guaranteed death benefit value is the Traditional Death Benefit Value under the Traditional Death Benefit, or the Quarterly Anniversary Value under the Quarterly Value Death Benefit.
•  If a surviving spouse Beneficiary continues the Contract, as of the end of the Business Day we receive their Valid Claim:
– we increase the Contract Value to equal the guaranteed death benefit value if greater, and the death benefit continues to be available to the surviving spouse’s Beneficiary(s),
– the surviving spouse becomes the new Owner, and
– the Accumulation Phase continues.

Action under any portion of the Contract that is in the
Annuity Phase
•  The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option, the Beneficiary also becomes the new Owner.
•  If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•  If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
– Annuity Option 1 or 3, payments end.
– Annuity Option 2 or 4, payments end either when the guaranteed period ends, or when we pay any final lump sum.
– Annuity Option 5, payments end and the Payee may receive a lump sum refund.
• If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

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Appendix A

UPON THE DEATH OF A JOINT OWNER
(NOTE: Joint Owners cannot take Partial Annuitizations)

Action under any portion of the Contract that is in the Accumulation Phase	Action under any portion of the Contract that is in the Annuity Phase
•  The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent Beneficiaries.
•  We pay a death benefit to the surviving Joint Owner unless he or she is the surviving spouse and continues the Contract. If you selected Investment Protector or a Target Date Benefit, this benefit ends unless the Contract is continued by the surviving Joint Owner who is also a surviving spouse. If you selected Income Protector, Income Focus, or a Lifetime Benefit, this benefit and any guaranteed lifetime payments end unless the Contract is continued by the surviving Joint Owner who is also both the surviving spouse and a Covered Person. This means lifetime payments may end even if a Covered Person is still alive. For a description of the death benefit and payout options, see prospectus section 15, Death Benefit - Death Benefit Payment Options During the Accumulation Phase.
•  The death benefit is the greater of the Contract Value or the guaranteed death benefit value. The guaranteed death benefit value is the Traditional Death Benefit Value under the Traditional Death Benefit, or the Quarterly Anniversary Value under the Quarterly Value Death Benefit.
•  If a surviving Joint Owner who is also a surviving spouse continues the Contract, as of the end of the Business Day we receive their Valid Claim:
– we increase the Contract Value to equal the guaranteed death benefit value if greater, and the death benefit continues to be available to the surviving spouse’s Beneficiary(s),
– the surviving Joint Owner/spouse becomes the new Owner, and
– the Accumulation Phase continues.

•  If we are still required to make Annuity Payments under the selected Annuity Option, the surviving Joint Owner becomes the sole Owner.
•  If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•  If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
–  Annuity Option 1 or 3, payments end.
– Annuity Option 2 or 4, payments end either when the guaranteed period ends, or when we pay any final lump sum.
– Annuity Option 5, payments end and the Payee may receive a lump sum refund.
• If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

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Appendix A

UPON THE DEATH OF AN ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT

Action under any portion of the Contract that is in the Accumulation Phase	Action under any portion of the Contract that is in the Annuity Phase
•  If the deceased Annuitant was not an Owner, and the Contract is owned only by an individual(s), we do not pay a death benefit. The Owner can name a new Annuitant subject to our approval.
•  If the deceased Annuitant was a sole Owner, we pay a death benefit as discussed in the “Upon the Death of a Sole Owner” table. If the Contract is continued by a surviving spouse, the new spouse Owner can name a new Annuitant subject to our approval.
•  If the deceased Annuitant was a Joint Owner, we pay a death benefit as discussed in the “Upon the Death of a Joint Owner” table. If the Contract is continued by a surviving Joint Owner who is also a surviving spouse, the surviving Joint Owner can name a new Annuitant subject to our approval.
• If the Contract is owned by a non-individual, we treat the death of the Annuitant as the death of a sole Owner, and we pay a death benefit as discussed in the “Upon the Death of a Sole Owner” table. NOTE: For non-individually owned Contracts, spousal continuation is only available if the Contract is Qualified, owned by a qualified plan or a custodian, and the surviving spouse is named as the primary beneficiary under the qualified plan or custodial account.

• If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
– Annuity Option 1 or 3, payments end.
– Annuity Option 2 or 4, payments end either when the guaranteed period ends, or when we pay any final lump sum.
– Annuity Option 5, payments end and the Payee may
receive a lump sum refund.
• If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner, the Beneficiary becomes the new sole Owner.
• If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.

UPON THE DEATH OF THE ANNUITANT DURING THE ANNUITY PHASE AND THERE IS A SURVIVING JOINT ANNUITANT
(NOTE: We only allow joint Annuitants on Full Annuitization, so the Accumulation Phase has ended)

•  Only Annuity Options 3 and 4 allow joint Annuitants. Under Annuity Options 3, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. Under Annuity Option 4, Annuity Payments to the Payee continue until either the guaranteed period ends, or when we pay any final lump sum.

•  No death benefit is payable.
•  If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner, the Beneficiary becomes the new Owner.
•  If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.

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Appendix A

PART C – OTHER INFORMATION

ITEM 27. EXHIBITS
A.
RESOLUTION OF BOARD OF DIRECTORS OF THE COMPANY AUTHORIZING THE ESTABLISHMENT OF THE SEPARATE ACCOUNT, DATED MAY 31, 1985 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B1. FROM REGISTRANT'S INITIAL FILING ON FORM N-4 (FILE NOS. 333-06709 AND 811-05618), ELECTRONICALLY FILED ON JUNE 25, 1996.

B.	NOT APPLICABLE
C.	1.
PRINCIPAL UNDERWRITER AGREEMENT BY AND BETWEEN NORTH AMERICAN LIFE AND CASUALTY COMPANY ON BEHALF OF NALAC FINANCIAL PLANS, INC. DATED SEPTEMBER 14, 1988 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B3.A. FROM PRE-EFFECTIVE AMENDMENT NO.1 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-06709 AND 811-05618), ELECTRONICALLY FILED ON DECEMBER 13, 1996.
(NORTH AMERICAN LIFE AND CASUALTY COMPANY IS THE PREDECESSOR TO ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA. NALAC FINANCIAL PLANS, INC., IS THE PREDECESSOR TO USALLIANZ INVESTOR SERVICES, LLC, WHICH IS THE PREDECESSOR TO ALLIANZ LIFE FINANCIAL SERVICES, LLC.)

2.
BROKER-DEALER AGREEMENT (AMENDED AND RESTATED) BETWEEN ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE FINANCIAL SERVICES, LLC, DATED JUNE 1, 2010 INCORPORATED BY REFERENCE AS EXHIBIT EX-99B3B. FROM PRE-EFFECTIVE AMENDMENT NO. 1 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-166408 AND 811-05618), ELECTRONICALLY FILED ON SEPTEMBER 24, 2010.

3.
THE CURRENT SPECIMEN OF THE SELLING AGREEMENT BETWEEN ALLIANZ LIFE FINANCIAL SERVICES, LLC, THE PRINCIPAL UNDERWRITER FOR THE CONTRACTS, AND RETAIL BROKERS WHICH OFFER AND SELL THE CONTRACTS TO THE PUBLIC IS INCORPORATED BY REFERENCE AS EXHIBIT EX-99.C.3. FROM REGISTRANT'S INITIAL FILING ON FORM N-4 (FILE NOS. 333-134267 AND 811-05618), ELECTRONICALLY FILED ON MAY 19, 2006.THE UNDERWRITER HAS EXECUTED VERSIONS OF THE AGREEMENT WITH APPROXIMATELY 2,100 RETAIL BROKERS.

D.	1.
INDIVIDUAL VARIABLE ANNUITY "BASE" CONTRACT-L40529 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.A. FROM PRE-EFFECTIVE AMENDMENT NO. 1 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-139701 AND 811-05618), ELECTRONICALLY FILED ON APRIL 9, 2007.

2.
INDIVIDUAL VARIABLE ANNUITY "BONUS" CONTRACT-L40530 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.B. FROM PRE-EFFECTIVE AMENDMENT NO. 1 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-139701 AND 811-05618), ELECTRONICALLY FILED ON APRIL 9, 2007.

3.
SCHEDULE PAGES-S40776-01 TO S40813 COMBINED INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.D. FROM POST-EFFECTIVE AMENDMENT NO. 21 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-139701 AND 811-05618), ELECTRONICALLY FILED ON APRIL 23, 2010.

4.
SCHEDULE PAGE-S40841 FOR INCOME FOCUS (01.12) INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.D. FROM POST-EFFECTIVE AMENDMENT NO. 3 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-171427 AND 811-05618), ELECTRONICALLY FILED ON DECEMBER 20, 2011.

5.
SCHEDULE PAGES-INVESTMENT OPTIONS-S40796-01 TO S40805-DP COMBINED INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.F FROM POST-EFFECTIVE AMENDMENT NO. 21 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-139701 AND 811-05618), ELECTRONICALLY FILED ON APRIL 23, 2010.

6.
SCHEDULE PAGE- INVESTMENT OPTIONS-S40843 FOR INCOME FOCUS (01.12) INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.F. FROM POST-EFFECTIVE AMENDMENT NO. 3 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-171427 AND 811-05618), ELECTRONICALLY FILED ON DECEMBER 20, 2011.

7.
ASSET ALLOCATION RIDER-S40741-02 AND S40766-02 COMBINED INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.H. FROM POST-EFFECTIVE AMENDMENT NO. 21 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-139701 AND 811-05618), ELECTRONICALLY FILED ON APRIL 23, 2010.

8.
ASSET ALLOCATION RIDER- S40766-03 AND INVESTMENT OPTIONS -S40789-3 FOR INVESTMENT PROTECTOR INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.H. FROM POST-EFFECTIVE AMENDMENT NO. 9 TO REGISTRANT’S FORM N-4 (FILE NOS. 333-171427 AND 811-05618) ELECTRONICALLY FILED ON JUNE 7, 2012..

9.
INCOME PROTECTOR (08.09) RIDER-S40799 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.L. FROM POST-EFFECTIVE AMENDMENT NO. 21 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-139701 AND 811-05618), ELECTRONICALLY FILED ON APRIL 23, 2010.

10.
INCOME PROTECTOR CHARGE LOCK OPTION RIDER-S40882 AND CONTRACT SCHEDULE-S40884 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.D. FROM POST-EFFECTIVE AMENDMENT NO. 5 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-182987 AND 811-05618), ELECTRONICALLY FILED ON MAY 1, 2013.

11.
INVESTMENT PROTECTOR (08.09) RIDER-S40800 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.M. FROM POST-EFFECTIVE AMENDMENT NO. 21 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-139701 AND 811-05618), ELECTRONICALLY FILED ON APRIL 23, 2010.

12.
INCOME FOCUS (01.12) RIDER -S40840 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.I. FROM POST-EFFECTIVE AMENDMENT NO. 3 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-171427 AND 811-05618), ELECTRONICALLY FILED ON DECEMBER 20, 2011.

13.
INCOME FOCUS CHARGE LOCK OPTION RIDER-S40881 AND CONTRACT SCHEDULE-S40883 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.F. FROM POST-EFFECTIVE AMENDMENT NO. 5 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-182987 AND 811-05618), ELECTRONICALLY FILED ON MAY 1, 2013.

14.
WAIVER OF WITHDRAWAL CHARGE RIDER-S40749 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.F. FROM PRE-EFFECTIVE AMENDMENT NO. 1 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-139701 AND 811-05618), ELECTRONICALLY FILED ON APRIL 9, 2007.

15.
QUARTERLY VALUE DEATH BENEFIT RIDER-S40743-02, S40812, S40814 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.P. FROM POST-EFFECTIVE AMENDMENT NO. 21 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-139701 AND 811-05618), ELECTRONICALLY FILED ON APRIL 23, 2010.

16.
INHERITED IRA/ROTH IRA ENDORSEMENT-S40713 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.Q. FROM PRE-EFFECTIVE AMENDMENT NO. 1 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-134267 AND 811-05618), ELECTRONICALLY FILED ON SEPTEMBER 25, 2006.

17.
ROTH IRA ENDORSEMENT-S40342 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.L. FROM PRE-EFFECTIVE AMENDMENT NO. 1 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-134267 AND 811-05618), ELECTRONICALLY FILED ON SEPTEMBER 25, 2006.

18.
IRA ENDORSEMENT-S40014 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.G. FROM PRE-EFFECTIVE AMENDMENT NO.1 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-82329 AND 811-05618), ELECTRONICALLY FILED ON DECEMBER 30, 1999.

19.
UNISEX ENDORSEMENT-(S20146) INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.H. FROM PRE-EFFECTIVE AMENDMENT NO.1 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-82329 AND 811-05618), ELECTRONICALLY FILED ON DECEMBER 30, 1999.

20.
PENSION PLAN AND PROFIT SHARING PLAN ENDORSEMENT-S20205 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.I. FROM PRE-EFFECTIVE AMENDMENT NO.1 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-82329 AND 811-05618), ELECTRONICALLY FILED ON DECEMBER 30, 1999.

21.
403(B) ENDORSEMENT-S30072(4-99) INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B4.K. FROM PRE-EFFECTIVE AMENDMENT NO.1 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-82329 AND 811-05618), ELECTRONICALLY FILED ON DECEMBER 30, 1999.

E.	1.
APPLICATION FOR IND. VAR. ANNUITY CONTRACT-F60000 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B5.A. FROM REGISTRANT'S INITIAL FILING ON FORM N-4 (FILE NOS. 333-171427 AND 811-05618), ELECTRONICALLY FILED ON DECEMBER 27, 2010.

2.
APPLICATION FOR IND. VAR. ANNUITY CONTRACT- F60001 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B5.B. FROM POST-EFFECTIVE AMENDMENT NO. 3 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-171427 AND 811-05618), ELECTRONICALLY FILED ON DECEMBER 20, 2011.

F.	1.
THE RESTATED ARTICLES OF INCORPORATION OF THE COMPANY (AS AMENDED AUGUST 1, 2006) INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B6.I. FROM PRE-EFFECTIVE AMENDMENT NO. 1 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-166408 AND 811-05618), ELECTRONICALLY FILED ON SEPTEMBER 24, 2010.

2.
THE RESTATED BYLAWS OF THE COMPANY (AS AMENDED AUGUST 1, 2006) INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B6.II. FROM PRE-EFFECTIVE AMENDMENT NO. 1 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-166408 AND 811-05618), ELECTRONICALLY FILED ON SEPTEMBER 24, 2010.

G.	NOT APPLICABLE
H.	1.
PARTICIPATION AGREEMENT BETWEEN BLACKROCK SERIES FUND, INC., BLACKROCK DISTRIBUTORS, INC., ALLIANZ LIFE INSURANCE CO. OF NORTH AMERICA, AND ALLIANZ LIFE FINANCIAL SERVICES, LLC, DATED MAY 1, 2008 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.C. FROM POST-EFFECTIVE AMENDMENT NO. 14 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-139701 AND 811-05618), ELECTRONICALLY FILED ON APRIL 3, 2009.

2.
PARTICIPATION AGREEMENT BETWEEN DAVIS VARIABLE ACCOUNT FUND, INC., DAVIS DISTRIBUTORS, LLC AND ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, DATED 11/1/1999 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.E. FROM PRE-EFFECTIVE AMENDMENT NO.1 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-82329 AND 811-05618), ELECTRONICALLY FILED ON DECEMBER 30, 1999.

	3.	-
Amendment to Participation Agreement between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Allianz Life Insurance Company of North America dated 5/1/08 incorporated by reference as exhibit EX-99.B8.f. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

	4.	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Allianz Life Insurance Company of North America dated 9/3/2015, incorporated by reference as exhibit EX-99.B8.g. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 19, 2016.

5.
PARTICIPATION AGREEMENT & AMENDMENT BETWEEN FIDELITY DISTRIBUTORS CORPORATION AND ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, DATED 09/29/10 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.Q. FROM POST-EFFECTIVE AMENDMENT NO. 17 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-145866 AND 811-05618), ELECTRONICALLY FILED ON DECEMBER 20, 2010.

	6.	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between Fidelity Distributors Corporation and Allianz Life Insurance Company of North America, dated 9-1-2015, incorporated by reference as exhibit EX-99.B8.i. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 19, 2016.

7.
PARTICIPATION AGREEMENT BETWEEN FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, FRANKLIN/TEMPLETON DISTRIBUTORS, INC., ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND USALLIANZ INVESTOR SERVICES, LLC (THE PREDECESSOR TO ALLIANZ LIFE FINANCIAL SERVICES, LLC.), AND DATED 10/1/2003 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.H. FROM PRE-EFFECTIVE AMENDMENT NO.2 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-120181 AND 811-05618), ELECTRONICALLY FILED ON MARCH 30, 2005.

	8.	-
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and USAllianz Investor Services, LLC (the predecessor to Allianz Life Financial Services, LLC.), dated 5/1/08 incorporated by reference as exhibit EX-99.B8.j. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

	9.	-
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and Allianz Life Financial Services, LLC., dated January 16, 2014, incorporated by reference as exhibit EX-99.B8.l. from Post-Effective Amendment No. 10 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 14, 2014.

	10.	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and Allianz Life Financial Services, LLC., dated 9/1/2015, incorporated by reference as exhibit EX-99.B8.p. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 19, 2016..

11.
PARTICIPATION AGREEMENT BETWEEN ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, JPMORGAN INSURANCE TRUST, JPMORGAN INVESTMENT ADVISERS INC., JPMORGAN INVESTMENT MANAGEMENT INC., AND JPMORGAN FUNDS MANAGEMENT INC., DATED APRIL 24, 2009 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.V. FROM PRE-EFFECTIVE AMENDMENT NO. 1 TO REGISTRANT’S FORM N-4 (FILE NOS. 333-180720 AND 811-05618) ELECTRONICALLY FILED ON JULY 27, 2012.

12.	-
AMENDMENT TO PARTICIPATION AGREEMENT BETWEEN ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, JPMORGAN INSURANCE TRUST, JPMORGAN INVESTMENT ADVISERS INC., JPMORGAN INVESTMENT MANAGEMENT INC., AND JPMORGAN FUNDS MANAGEMENT INC., DATED JULY 1, 2012 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.AA. FROM POST-EFFECTIVE AMENDMENT NO. 5 TO REGISTRANT’S FORM N-4 (FILE NOS. 333-166408 AND 811-05618) ELECTRONICALLY FILED ON APRIL 24, 2013.

13.	-
AMENDMENT  TO PARTICIPATION AGREEMENT PURSUANT TO THE REQUIREMENTS OF RULE 498 FOR SUMMARY PROSPECTUS BETWEEN JPMORGAN INSURANCE TRUST, J. P. MORGAN INVESTMENT MANAGEMENT INC., JPMORGAN FUNDS MANAGEMENT, INC., AND ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, DATED 9/1/2015, INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.S. FROM POST-EFFECTIVE AMENDMENT NO. 14 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-182987 AND 811-05618), ELECTRONICALLY FILED ON APRIL 19, 2016.

14.
PARTICIPATION AGREEMENT BETWEEN ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, MFS VARIABLE INSURANCE TRUST, MFS VARIABLE INSURANCE TRUST II AND MFS FUND DISTRIBUTORS, INC., DATED AUGUST 1, 2012 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.AG. FROM POST-EFFECTIVE AMENDMENT NO. 5 TO REGISTRANT’S FORM N-4 (FILE NOS. 333-166408 AND 811-05618) ELECTRONICALLY FILED ON APRIL 24, 2013.

15.	-
FUND/SERV AND NETWORKING SUPPLEMENT TO PARTICIPATION AGREEMENT BETWEEN ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, MFS VARIABLE INSURANCE TRUST, MFS VARIABLE INSURANCE TRUST II AND MFS FUND DISTRIBUTORS, INC., DATED AUGUST 1, 2012 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.AH. FROM POST-EFFECTIVE AMENDMENT NO. 5 TO REGISTRANT’S FORM N-4 (FILE NOS. 333-166408 AND 811-05618) ELECTRONICALLY FILED ON APRIL 24, 2013.

16.	-
AMENDMENT  TO PARTICIPATION AGREEMENT PURSUANT TO THE REQUIREMENTS OF RULE 498 FOR SUMMARY PROSPECTUS BETWEEN MFS VARIABLE INSURANCE TRUST, MFS VARIABLE INSURANCE TRUST II, MFS FUND DISTRIBUTORS, INC., AND ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, DATED 9/1/2015, INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.W. FROM POST-EFFECTIVE AMENDMENT NO. 14 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-182987 AND 811-05618), ELECTRONICALLY FILED ON APRIL 19, 2016.

17.
PARTICIPATION AGREEMENT BETWEEN ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, PIMCO VARIABLE INSURANCE TRUST, AND PIMCO FUNDS DISTRIBUTORS LLC, DATED 12/1/1999 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.I. FROM PRE-EFFECTIVE AMENDMENT NO.1 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-82329 AND 811-05618), ELECTRONICALLY FILED ON DECEMBER 30, 1999.

18.	-
AMENDMENTS TO PARTICIPATION AGREEMENT BETWEEN ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, PIMCO VARIABLE INSURANCE TRUST, AND PIMCO FUNDS DISTRIBUTORS LLC, DATED 4/1/00, 11/5/01, 5/1/02, 5/1/03, 4/30/04, 4/29/05 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.W. FROM POST-EFFECTIVE AMENDMENT NO. 18 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-82329 AND 811-05618), ELECTRONICALLY FILED ON APRIL 23, 2007.

19.	-
AMENDMENT DATED MAY 1, 2011 TO THE PARTICIPATION AGREEMENT DATED DECEMBER 1, 1999, BETWEEN ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, PIMCO VARIABLE INSURANCE TRUST, AND PIMCO INVESTMENTS LLC, INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.P. FROM POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-171427 AND 811-05618), ELECTRONICALLY FILED ON OCTOBER 17, 2011.

20.	-
AMENDMENT DATED APRIL 30, 2012 TO PARTICIPATION AGREEMENT BETWEEN ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, PIMCO VARIABLE INSURANCE TRUST AND PIMCO INVESTMENTS LLC (FORMERLY ALLIANZ GLOBAL INVESTORS DISTRIBUTIORS LLC) DATED DECEMBER 1, 1999 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.Q. FROM POST-EFFECTIVE AMENDMENT NO. 7 TO REGISTRANT’S FORM N-4 (FILE NOS. 333-171427 AND 811-05618) ELECTRONICALLY FILED ON APRIL 6, 2012.

21.	-
AMENDMENT DATED SEPTEMBER 1, 2012 TO PARTICIPATION AGREEMENT BETWEEN ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, PIMCO VARIABLE INSURANCE TRUST AND PIMCO INVESTMENTS LLC (FORMERLY ALLIANZ GLOBAL INVESTORS DISTRIBUTIORS LLC) DATED DECEMBER 1, 1999 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.Y. FROM POST-EFFECTIVE AMENDMENT NO. 34 TO REGISTRANT’S FORM N-4 (FILE NOS. 333-139701 AND 811-05618) ELECTRONICALLY FILED ON FEBRUARY 4, 2013.

	22.	-
AMENDMENTS TO PARTICIPATION AGREEMENT PURSUANT TO THE REQUIREMENTS OF RULE 498 FOR SUMMARY PROSPECTUS BETWEEN PIMCO VARIABLE INSURANCE TRUST, PIMCO EQUITY SERIES VI, PIMCO INVESTMENTS LLC, AND ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, DATED 10/12/2015, INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.AE. FROM POST-EFFECTIVE AMENDMENT NO. 14 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-182987 AND 811-05618), ELECTRONICALLY FILED ON APRIL 19, 2016.

23.
PARTICIPATION AGREEMENT BETWEEN PREMIER VIT, ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC, DATED 5/1/2006 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.AI. FROM PRE-EFFECTIVE AMENDMENT NO. 1 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-134267 AND 811-05618), ELECTRONICALLY FILED ON SEPTEMBER 25, 2006.

24.
PARTICIPATION AGREEMENT BETWEEN ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, PREMIER MULTI-SERIES VIT AND ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC, DATED APRIL 28, 2014, INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.AA. FROM POST-EFFECTIVE AMENDMENT NO. 10 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-182987 AND 811-05618), ELECTRONICALLY FILED ON APRIL 14, 2014.

25.
INVESTOR SERVICES AGREEMENT BETWEEN PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO) AND ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, DATED JUNE 1, 2009 AND AMENDMENT DATED 5-1-2011 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.T. FROM POST-EFFECTIVE AMENDMENT NO. 7 TO REGISTRANT’S FORM N-4 (FILE NOS. 333-171427 AND 811-05618) ELECTRONICALLY FILED ON APRIL 6, 2012..

	26.	-
AMENDMENT DATED MAY 1, 2011 TO INVESTOR SERVICES AGREEMENT BETWEEN ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND PACIFIC INVESTMENT MANAGEMENT COMPANY DATED JUNE 1, 2009 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.N. FROM POST-EFFECTIVE AMENDMENT NO. 25 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-139701 AND 811-05618), ELECTRONICALLY FILED ON APRIL 26, 2010.

	27.	-
AMENDMENT  DATED 4-30-2012 TO INVESTOR SERVICES AGREEMENT BETWEEN PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO) AND ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, DATED JUNE 1, 2009 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.U. FROM POST-EFFECTIVE AMENDMENT NO. 7 TO REGISTRANT’S FORM N-4 (FILE NOS. 333-171427 AND 811-05618) ELECTRONICALLY FILED ON APRIL 6, 2012.

	28.	-
AMENDMENT  DATED SEPTEMBER 1, 2012 TO INVESTOR SERVICES AGREEMENT BETWEEN PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO) AND ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, DATED JUNE 1, 2009 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.Z. FROM POST-EFFECTIVE AMENDMENT NO. 34 TO REGISTRANT’S FORM N-4 (FILE NOS. 333-139701 AND 811-05618) ELECTRONICALLY FILED ON FEBRUARY 4, 2013.

I.	1.
ADMINISTRATIVE SERVICES AGREEMENT BETWEEN BLACKROCK ADVISORS, LLC AND ALLIANZ LIFE, DATED MAY 1, 2008 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.D. FROM POST-EFFECTIVE AMENDMENT NO. 14 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-139701 AND 811-05618), ELECTRONICALLY FILED ON APRIL 3, 2009.

2.
ADMINISTRATIVE SERVICES AGREEMENT BETWEEN FRANKLIN TEMPLETON SERVICES LLC AND ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, DATED 10/1/2003 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.AC. FROM REGISTRANT'S PRE-EFFECTIVE AMENDMENT NO. 2 ON FORM N-4 (FILE NOS. 120181 AND 811-05618), ELECTRONICALLY FILED ON MARCH 30, 2005.

	3.	-
Amendment to Administrative Services Agreement between Franklin Templeton Services LLC and Allianz Life Insurance Company of North America, dated 8/08/2008 incorporated by reference as exhibit EX-99.B8.h. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

	4.	-
Amendment to Administrative Services Agreement between Franklin Templeton Services LLC and Allianz Life Insurance Company of North America, dated July 16, 2012 incorporated by reference as exhibit EX-99.B8.h. from Post-Effective Amendment No. 4 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on August 21, 2012.

5.
ADMINISTRATIVE SERVICE AGREEMENT BETWEEN OPCAP ADVISORS LLC AND ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, DATED 5/1/2006 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.AJ. FROM PRE-EFFECTIVE AMENDMENT NO. 1 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-134267 AND 811-05618), ELECTRONICALLY FILED ON SEPTEMBER 25, 2006.

6.
ADMINISTRATIVE SERVICES AGREEMENT BETWEEN PIMCO VARIABLE INSURANCE TRUST AND ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA DATED DECEMBER 4, 2009 AND AMENDMENT DATED APRIL 1, 2012 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.V. FROM POST-EFFECTIVE AMENDMENT NO. 9 TO REGISTRANT’S FORM N-4 (FILE NOS. 333-171427 AND 811-05618) ELECTRONICALLY FILED ON JUNE 7, 2012.

J.	1.
22C-2 AGREEMENTS INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.A. FROM POST-EFFECTIVE AMENDMENT NO. 20 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-82329 AND 811-05618), ELECTRONICALLY FILED ON APRIL 24, 2008.

2.
22C-2 AGREEMENT-BLACKROCK DISTRIBUTORS, INC. INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.B. FROM POST-EFFECTIVE AMENDMENT NO. 14 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-139701 AND 811-05618), ELECTRONICALLY FILED ON APRIL 3, 2009.

3.
SERVICE AGREEMENT BETWEEN ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, JPMORGAN INVESTMENT ADVISERS INC., AND JPMORGAN INVESTMENT MANAGEMENT INC., DATED APRIL 24, 2009 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.W. FROM PRE-EFFECTIVE AMENDMENT NO. 1 TO REGISTRANT’S FORM N-4 (FILE NOS. 333-180720 AND 811-05618) ELECTRONICALLY FILED ON JULY 27, 2012.

4.	-
AMENDED AND RESTATED SERVICES AGREEMENT BETWEEN PACIFIC INVESTMENT MANAGEMENT COMPANY LLC AND ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, DATED 01/01/2007 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.U. FROM POST-EFFECTIVE AMENDMENT NO. 18 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-82329 AND 811-05618), ELECTRONICALLY FILED ON APRIL 23, 2007.

5.
DISTRIBUTION SERVICES AGREEMENT BETWEEN ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ GLOBAL INVESTORS DISTRIBUTORS, LLC, DATED 01/01/2007 INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.X. FROM POST-EFFECTIVE AMENDMENT NO. 18 TO REGISTRANT'S FORM N-4 (FILE NOS. 333-82329 AND 811-05618), ELECTRONICALLY FILED ON APRIL 23, 2007.

6. -
AMENDMENT DATED MARCH 5, 2015 TO SHAREHOLDER SERVICES AGREEMENT BETWEEN ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC AND ALLIANZ LIFE FINANCIAL SERVICES, LLC, INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B8.AB. FROM POST-EFFECTIVE AMENDMENT NO. 13 TO REGISTRANT’S FORM N-4 (FILE NOS. 333-182987 AND 811-05618), ELECTRONICALLY FILED ON APRIL 13, 2015.

K.**	OPINION AND CONSENT OF COUNSEL, TO BE FILED BY AMENDMENT
L.**	CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS, TO BE FILED BY AMENDMENT
M.	NOT APPLICABLE
N.	NOT APPLICABLE
O.	NOT APPLICABLE
P.
POWER OF ATTORNEY, INCORPORATED BY REFERENCE AS EXHIBIT EX-99.B13A FROM POST-EFFECTIVE AMENDMENT NO. 32 TO REGISTRANT’S FORM N-4 (FILE NOS. 333-171427 AND 811-05618), ELECTRONICALLY FILED ON APRIL 26, 2021

*	FILED HEREWITH

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR
UNLESS NOTED OTHERWISE, ALL OFFICERS AND DIRECTORS HAVE THE FOLLOWING PRINCIPAL BUSINESS ADDRESS:
5701 GOLDEN HILLS DRIVE
MINNEAPOLIS, MN 55416-1297
THE FOLLOWING ARE THE OFFICERS AND DIRECTORS OF THE COMPANY:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH DEPOSITOR
WALTER R. WHITE	DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER
WILLIAM E. GAUMOND	DIRECTOR, SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER, AND TREASURER
ERIC J. THOMES	SENIOR VICE PRESIDENT, CHIEF DISTRIBUTION OFFICER
NEIL H. MCKAY	SENIOR VICE PRESIDENT, CHIEF ACTUARY
GRETCHEN CEPEK	SENIOR VICE PRESIDENT, GENERAL COUNSEL, AND SECRETARY
TODD M. HEDTKE	SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER
CATHERINE A. MAHONE	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER
BRENT M. HIPSHER	VICE PRESIDENT, CONTROLLER AND ASSISTANT CONTROLLER
JENNY L. GULDSETH	SENIOR VICE PRESIDENT, CHIEF HUMAN RESOURCES OFFICER
JASMINE M. JIRELE	SENIOR VICE PRESIDENT, CHIEF GROWTH OFFICER
JACQUELINE HUNT ALLIANZ SE KÖNIGINSTRAßE 28 80802 MÜNCHEN GERMANY	DIRECTOR AND BOARD CHAIR
UDO FRANK 47628 TODD EYMANN ROAD MIRAMONTE, CA 93641	DIRECTOR
HOWARD E. WOOLEY610 BROOKES RIDGE COURTBETHESDA, MD 20816	DIRECTOR
KEVIN E. WALKER 14092 N. BRIGHT ANGEL TRAIL MARANA, AZ 85658	DIRECTOR
ANNA SOPHIE HERKEN Allianz Asset Management GmbH Seidlstrasse 24-24a MUNICH, GERMANY 80335	DIRECTOR

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT
The Insurance Company organizational chart is incorporated by reference from Post-Effective Amendment No. 22 to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 19th, 2021.

ITEM 30. INDEMNIFICATION
INDEMNIFICATION PROVISION, AS REQUIRED BY THE ’33 ACT, RULE 484
THE BYLAWS OF THE INSURANCE COMPANY PROVIDE:
ARTICLE XI. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES
SECTION 1. RIGHT TO INDEMNIFICATION:
(A)
SUBJECT TO THE CONDITIONS OF THIS ARTICLE AND ANY CONDITIONS OR LIMITATIONS IMPOSED BY APPLICABLE LAW, THE CORPORATION SHALL INDEMNIFY ANY EMPLOYEE, DIRECTOR OR OFFICER OF THE CORPORATION (AN "INDEMNIFIED PERSON") WHO WAS, IS, OR IN THE SOLE OPINION OF THE CORPORATION, MAY REASONABLY BECOME A PARTY TO OR OTHERWISE INVOLVED IN ANY PROCEEDING BY REASON OF THE FACT THAT SUCH INDEMNIFIED PERSON IS OR WAS:

	(I)	A DIRECTOR OF THE CORPORATION; OR
	(II)	ACTING IN THE COURSE AND SCOPE OF HIS OR HER DUTIES AS AN OFFICER OR EMPLOYEE OF THE CORPORATION; OR
	(III)	RENDERING PROFESSIONAL SERVICES AT THE REQUEST OF AND FOR THE BENEFIT OF THE CORPORATION; OR
(IV)
SERVING AT THE REQUEST OF THE CORPORATION AS AN OFFICER, DIRECTOR, FIDUCIARY OR MEMBER OF ANOTHER CORPORATION, ASSOCIATION, COMMITTEE, PARTNERSHIP, JOINT VENTURE, TRUST, EMPLOYEE BENEFIT PLAN OR OTHER ENTERPRISE (AN "OUTSIDE ORGANIZATION").

(B)	NOTWITHSTANDING THE FOREGOING, NO OFFICER, DIRECTOR OR EMPLOYEE SHALL BE INDEMNIFIED PURSUANT TO THESE BYLAWS UNDER THE FOLLOWING CIRCUMSTANCES:
	(I)	IN CONNECTION WITH A PROCEEDING INITIATED BY SUCH PERSON, IN HIS OR HER OWN PERSONAL CAPACITY, UNLESS SUCH INITIATION WAS AUTHORIZED BY THE BOARD OF DIRECTORS;
	(II)	IF A COURT OF COMPETENT JURISDICTION FINALLY DETERMINES THAT ANY INDEMNIFICATION HEREUNDER IS UNLAWFUL;
	(III)	FOR ACTS OR OMISSIONS INVOLVING INTENTIONAL MISCONDUCT OR KNOWING AND CULPABLE VIOLATION OF LAW;
(IV)
FOR ACTS OR OMISSIONS THAT THE INDEMNIFIED PERSON BELIEVES TO BE CONTRARY TO THE BEST INTERESTS OF THE CORPORATION OR ITS SHAREHOLDERS OR THAT INVOLVE THE ABSENCE OF GOOD FAITH ON THE PART OF THE INDEMNIFIED PERSON;

	(V)	FOR ANY TRANSACTION FOR WHICH THE INDEMNIFIED PERSON DERIVED AN IMPROPER PERSONAL BENEFIT;
(VI)
FOR ACTS OR OMISSIONS THAT SHOW A RECKLESS DISREGARD FOR THE INDEMNIFIED PERSON'S DUTY TO THE CORPORATION OR ITS SHAREHOLDERS IN CIRCUMSTANCES IN WHICH THE INDEMNIFIED PERSON WAS AWARE OR SHOULD HAVE BEEN AWARE, IN THE ORDINARY COURSE OF PERFORMING THE INDEMNIFIED PERSON'S DUTIES, OF THE RISK OF SERIOUS INJURY TO THE CORPORATION OR ITS SHAREHOLDERS;

	(VII)	FOR ACTS OR OMISSIONS THAT CONSTITUTE AN UNEXCUSED PATTERN OF INATTENTION THAT AMOUNTS TO AN ABDICATION OF THE INDEMNIFIED PERSON'S DUTIES TO THE CORPORATION OR ITS SHAREHOLDERS;
	(VIII)	IN CIRCUMSTANCES WHERE INDEMNIFICATION IS PROHIBITED BY APPLICABLE LAW;
(IX)
IN THE CASE OF SERVICE AS AN OFFICER, DIRECTOR, FIDUCIARY OR MEMBER OF AN OUTSIDE ORGANIZATION, WHERE THE INDEMNIFIED PERSON WAS AWARE OR SHOULD HAVE BEEN AWARE THAT THE CONDUCT IN QUESTION WAS OUTSIDE THE SCOPE OF THE ASSIGNMENT AS CONTEMPLATED BY THE CORPORATION.

SECTION 2. SCOPE OF INDEMNIFICATION:
(A)
INDEMNIFICATION PROVIDED PURSUANT TO SECTION 1(A)(IV) SHALL BE SECONDARY AND SUBORDINATE TO INDEMNIFICATION OR INSURANCE PROVIDED TO AN INDEMNIFIED PERSON BY AN OUTSIDE ORGANIZATION OR OTHER SOURCE, IF ANY.

(B)
INDEMNIFICATION SHALL APPLY TO ALL REASONABLE EXPENSES, LIABILITY AND LOSSES, ACTUALLY INCURRED OR SUFFERED BY AN INDEMNIFIED PERSON IN CONNECTION WITH A PROCEEDING, INCLUDING WITHOUT LIMITATION, ATTORNEYS' FEES AND ANY EXPENSES OF ESTABLISHING A RIGHT TO INDEMNIFICATION OR ADVANCEMENT UNDER THIS ARTICLE, JUDGMENTS, FINES, ERISA EXCISE TAXES OR PENALTIES, AMOUNTS PAID OR TO BE PAID IN SETTLEMENT AND ALL INTEREST, ASSESSMENTS AND OTHER CHARGES PAID OR PAYABLE IN CONNECTION WITH OR IN RESPECT OF SUCH EXPENSE, LIABILITY AND LOSS.

(C)
SUCH INDEMNIFICATION SHALL CONTINUE AS TO ANY INDEMNIFIED PERSON WHO HAS CEASED TO BE AN EMPLOYEE, DIRECTOR OR OFFICER OF THE CORPORATION AND SHALL INURE TO THE BENEFIT OF HIS OR HER HEIRS, ESTATE, EXECUTORS AND ADMINISTRATORS.

SECTION 3. DEFINITIONS:
(A)	"CORPORATION" FOR THE PURPOSE OF ARTICLE XI SHALL MEAN ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALL OF ITS SUBSIDIARIES.
(B)
"PROCEEDING" SHALL MEAN ANY THREATENED, PENDING, OR COMPLETED ACTION, SUIT OR PROCEEDING WHETHER CIVIL, CRIMINAL, ADMINISTRATIVE, INVESTIGATIVE OR OTHERWISE, INCLUDING ACTIONS BY OR IN THE RIGHT OF THE CORPORATION TO PROCURE A JUDGMENT IN ITS FAVOR.

(C)
"PROFESSIONAL SERVICES" SHALL MEAN SERVICES RENDERED PURSUANT TO (I) A PROFESSIONAL ACTUARIAL DESIGNATION, (II) A LICENSE TO ENGAGE IN THE PRACTICE OF LAW ISSUED BY A STATE BAR INSTITUTION OR (III) A CERTIFIED PUBLIC ACCOUNTANT DESIGNATION ISSUED BY THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS.

INSOFAR AS INDEMNIFICATION FOR LIABILITY ARISING UNDER THE SECURITIES ACT OF 1933 MAY BE PERMITTED FOR DIRECTORS AND OFFICERS OR CONTROLLING PERSONS OF THE INSURANCE COMPANY PURSUANT TO THE FOREGOING, OR OTHERWISE, THE INSURANCE COMPANY HAS BEEN ADVISED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND, THEREFORE, UNENFORCEABLE. IN THE EVENT THAT A CLAIM FOR INDEMNIFICATION AGAINST SUCH LIABILITIES (OTHER THAN THE PAYMENT BY THE INSURANCE COMPANY OF EXPENSES INCURRED OR PAID BY A DIRECTOR, OFFICER OR CONTROLLING PERSON OF THE INSURANCE COMPANY IN THE SUCCESSFUL DEFENSE OF ANY ACTION, SUIT OR PROCEEDING) IS ASSERTED BY SUCH DIRECTOR, OFFICER OR CONTROLLING PERSON IN CONNECTION WITH THE SECURITIES BEING REGISTERED, THE COMPANY WILL, UNLESS IN THE OPINION OF ITS COUNSEL THE MATTER HAS BEEN SETTLED BY CONTROLLING PRECEDENT, SUBMIT TO A COURT OF APPROPRIATE JURISDICTION THE QUESTION WHETHER SUCH INDEMNIFICATION BY IT IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND WILL BE GOVERNED BY THE FINAL ADJUDICATION OF SUCH ISSUE.

ITEM 31. PRINCIPAL UNDERWRITERS
ALLIANZ LIFE FINANCIAL SERVICES, LLC (PREVIOUSLY USALLIANZ INVESTOR SERVICES, LLC) IS THE PRINCIPAL UNDERWRITER FOR THE CONTRACTS. IT ALSO IS THE PRINCIPAL UNDERWRITER FOR:
ALLIANZ LIFE VARIABLE ACCOUNT A
ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
ALLIANZ FUNDS
THE FOLLOWING ARE THE OFFICERS (MANAGERS) AND DIRECTORS (BOARD OF GOVERNORS) OF ALLIANZ LIFE FINANCIAL SERVICES, LLC. ALL OFFICERS AND DIRECTORS HAVE THE FOLLOWING PRINCIPAL BUSINESS ADDRESS:
5701 GOLDEN HILLS DRIVE
MINNEAPOLIS, MN 55416-1297

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
COREY WALTHER	GOVERNOR AND PRESIDENT
ERIC J. THOMES	GOVERNOR, CHIEF EXECUTIVE OFFICER, AND CHIEF MANAGER
CATHERINE A. MAHONE	GOVERNOR
WILLIAM E. GAUMOND	GOVERNOR
BRENT M. HIPSHER	CHIEF FINANCIAL OFFICER AND TREASURER
MATTHEW C. DIAN	VICE PRESIDENT, CHIEF COMPLIANCE OFFICER
HEATHER L. KELLY	EXECUTIVE VICE PRESIDENT, HEAD OF ADVISORY & STRATEGIC ACCOUNTS
KRISTINE M. LORD-KRAHN	CHIEF LEGAL OFFICER AND SECRETARY
TRACY M. HADDY	ASSISTANT SECRETARY
NICOLE D. VAN WALBEEK	ASSISTANT SECRETARY

FOR THE PERIOD 1-1-2020 TO 12-31-2020
NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
ALLIANZ LIFE FINANCIAL SERVICES, LLC	$319,676,842.37	$0	$0	$0

THE $319,676,842.37THAT ALLIANZ LIFE FINANCIAL SERVICES, LLC RECEIVED FROM ALLIANZ LIFE AS COMMISSIONS ON THE SALE OF CONTRACTS ISSUED UNDER ALLIANZ LIFE VARIABLE ACCOUNT B WAS SUBSEQUENTLY PAID ENTIRELY TO THE THIRD PARTY BROKER/DEALERS THAT PERFORM THE RETAIL DISTRIBUTION OF THE CONTRACTS AND, THEREFORE, NO COMMISSION OR COMPENSATION WAS RETAINED BY ALLIANZ LIFE FINANCIAL SERVICES, LLC.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
Allianz Life Insurance Company of North America, at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, maintains physical possession of the accounts, books or documents of the Variable Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.
ITEM 33. MANAGEMENT SERVICES
Not Applicable
ITEM 34. FEE REPRESENTATION
Allianz Life Insurance Company of North America ("Company") hereby represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.
The Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance, dated November 28, 1988 (Commission ref. IP-6-88), and that the following provisions have been complied with:
1.
Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;
3.
Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4.
Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2)

other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Allianz Life Insurance Company of North America on behalf of the Registrant (certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and) has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota, on this 23rd day of August, 2021.
ALLIANZ LIFE VARIABLE ACCOUNT B
(Registrant)
By: ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
(Depositor)

By: /s/ Erik T. Nelson
Erik T. Nelson
Associate General Counsel, Senior Counsel
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
(Depositor)
By: WALTER R. WHITE(1)
Walter R. White
President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 23rd day of August, 2021.
SIGNATURE	TITLE
WALTER R. WHITE(1)	DIRECTOR, PRESIDENT & CHIEF EXECUTIVE OFFICER
RONALD M. CLARK(1)	DIRECTOR
JACQUELINE HUNT(1)	DIRECTOR AND BOARD CHAIR
UDO FRANK(1)	DIRECTOR
WILLIAM E. GAUMOND(1)	DIRECTOR, SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER (PRINCIPAL ACCOUNTING OFFICER)
KEVIN E. WALKER(1) ANNA SOPHIE HERKEN(1)	DIRECTOR DIRECTOR
(1)	By Power of Attorney filed herewith.

By: /s/ Erik T. Nelson
Erik T. Nelson
Associate General Counsel, Senior Counsel

EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 33
TO FORM N-4
(FILE NOS. 333-171427 AND 811-05618)
ALLIANZ LIFE VARIABLE ACCOUNT B
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
INDEX TO EXHIBITS